Filed pursuance to Rule 497(e) File No. 333-164298

Statement of Additional Information July 29, 2022, as supplemented February 1, 2023

Share Classes
Fixed Income	I Ticker	N Ticker	A Ticker	C Ticker	R6 Ticker
DoubleLine Total Return Bond Fund	DBLTX	DLTNX	–	–	DDTRX

DoubleLine Core Fixed Income Fund	DBLFX	DLFNX	–	–	DDCFX

DoubleLine Emerging Markets Fixed Income Fund	DBLEX	DLENX	–	–	–

DoubleLine Low Duration Bond Fund	DBLSX	DLSNX	–	–	DDLDX

DoubleLine Floating Rate Fund	DBFRX	DLFRX	–	–	–

DoubleLine Flexible Income Fund	DFLEX	DLINX	–	–	DFFLX

DoubleLine Low Duration Emerging Markets	DBLLX	DELNX	–	–	–

Fixed Income Fund

DoubleLine Long Duration Total Return Bond Fund	DBLDX	DLLDX	–	–	–

DoubleLine Global Bond Fund	DBLGX	DLGBX	–	–	–

DoubleLine Infrastructure Income Fund	BILDX	BILTX	–	–	–

DoubleLine Income Fund	DBLIX	DBLNX	–	–	–

DoubleLine Emerging Markets Local Currency	DBELX	DLELX	–	–	–

Bond Fund

Global Asset Allocation
DoubleLine Multi-Asset Growth Fund	DMLIX	DMLNX	DMLAX	DMLCX	–

DoubleLine Multi-Asset Trend Fund	DBMOX	DLMOX	–	–	–

Non-Traditional
DoubleLine Strategic Commodity Fund	DBCMX	DLCMX	–	–	–

Equities
DoubleLine Shiller Enhanced CAPE®	DSEEX	DSENX	–	–	DDCPX

DoubleLine Shiller Enhanced International CAPE®	DSEUX	DLEUX	–	–	–

DoubleLine Real Estate and Income Fund	DBRIX	DLREX	–	–	–

DoubleLine Funds Trust (the “Trust”) offers Class I, Class N, Class A, Class C and Class R6 shares, if available, of each of its separate series listed above (each, a “Fund” and, together, the “Funds”) through a single Prospectus dated July 29, 2022. Each Fund is also offered through one or more Summary Prospectuses.

This Statement of Additional Information (“SAI”) is not a prospectus but contains information in addition to that set forth in the Prospectus, as supplemented from time to time. This SAI should be read in conjunction with the Prospectus for the Fund(s) and share class(es) in which you may invest. A Prospectus or Summary Prospectus may be obtained at no charge by calling 877-DLine11 (877-354-6311) or on the Funds’ website at www.doublelinefunds.com. This SAI, although not in itself a prospectus, is incorporated by reference into the Prospectus in its entirety.

The audited financial statements of each of the Funds within each Fund’s report to shareholders for the fiscal period ended March 31, 2022 and the notes thereto are incorporated herein by reference from the Trust’s annual report to shareholders, which was filed with the U.S. Securities and Exchange Commission (the “SEC”) on Form N-CSR on June 3, 2022 (Accession Number: 0001193125-22-166940). Each Fund’s audited financial statements in the Trust’s annual report to shareholders may be obtained upon request at no charge by calling 877-DLine11 (877-354-6311) and on the Funds’ website at www.doublelinefunds.com.

GENERAL INFORMATION

DoubleLine Funds Trust was formed as a Delaware statutory trust on January 11, 2010, and is registered with the SEC as an open-end management investment company. DoubleLine Capital LP (an “Adviser” or “DoubleLine Capital”) acts as the investment adviser for each Fund in DoubleLine Funds Trust, other than the DoubleLine Shiller Enhanced CAPE®, DoubleLine Strategic Commodity Fund, the DoubleLine Real Estate and Income Fund and the DoubleLine Multi-Asset Trend Fund. DoubleLine Alternatives LP (an “Adviser” or “DoubleLine Alternatives”) acts as the investment adviser for the DoubleLine Shiller Enhanced CAPE®, the DoubleLine Strategic Commodity Fund, the DoubleLine Real Estate and Income Fund, and the DoubleLine Multi-Asset Trend Fund. DoubleLine Capital acts as the sub-adviser to the DoubleLine Shiller Enhanced CAPE®, the DoubleLine Real Estate and Income Fund, and the DoubleLine Multi-Asset Trend Fund.

Each Fund, other than the DoubleLine Multi-Asset Growth Fund, DoubleLine Total Return Bond Fund, DoubleLine Core Fixed Income Fund, DoubleLine Low Duration Bond Fund, DoubleLine Flexible Income Fund, and DoubleLine Shiller Enhanced CAPE®, offers two classes of shares: Class I shares and Class N shares. The DoubleLine Multi-Asset Growth Fund has registered for sale four classes of shares: Class A shares, Class C shares, Class I shares, and Class N shares. DoubleLine Total Return Bond Fund, DoubleLine Core Fixed Income Fund, DoubleLine Low Duration Bond Fund, DoubleLine Flexible Income Fund, and DoubleLine Shiller Enhanced CAPE® offer three share classes: Class I shares, Class N shares and Class R6 shares.

The following table outlines the date of commencement for each Fund, and the classes of shares currently offered:

Fund Name	Date of Commencement of Operations	Share Classes Offered
DoubleLine Total Return Bond Fund (the “Total Return Bond Fund”)	April 6, 2010	Class I, Class N and Class R6
DoubleLine Core Fixed Income Fund (the “Core Fixed Income Fund”)	June 1, 2010	Class I, Class N and Class R6
DoubleLine Emerging Markets Fixed Income Fund (the “Emerging Markets Fixed Income Fund”)	April 6, 2010	Class I and Class N
DoubleLine Low Duration Bond Fund (the “Low Duration Bond Fund”)	September 30, 2011	Class I, Class N and Class R6
DoubleLine Floating Rate Fund (the “Floating Rate Fund”)	February 1, 2013	Class I and Class N
DoubleLine Flexible Income Fund (the “Flexible Income Fund”)	April 7, 2014	Class I, Class N and Class R6
DoubleLine Low Duration Emerging Markets Fixed Income Fund (the “Low Duration Emerging Markets Fixed Income Fund”)	April 7, 2014	Class I and Class N
DoubleLine Long Duration Total Return Bond Fund (the “Long Duration Total Return Bond Fund”)	December 15, 2014	Class I and Class N
DoubleLine Global Bond Fund (the “Global Bond Fund”)	December 17, 2015	Class I and Class N
DoubleLine Infrastructure Income Fund (the “Infrastructure Income Fund”)	April 1, 2016	Class I and Class N
DoubleLine Income Fund (the “Income Fund”)	September 3, 2019	Class I and Class N
DoubleLine Emerging Markets Local Currency Bond Fund (the “Emerging Markets Local Currency Bond Fund”)	June 28, 2019	Class I and Class N
DoubleLine Multi-Asset Growth Fund (the “Multi-Asset Growth Fund”)	December 20, 2010	Class A and Class I
DoubleLine Multi-Asset Trend Fund (the “Multi-Asset Trend Fund”)	February 26, 2021	Class I and Class N
DoubleLine Strategic Commodity Fund (the “Strategic Commodity Fund”)	May 18, 2015	Class I and Class N
DoubleLine Shiller Enhanced CAPE® (the “Shiller Enhanced CAPE®”)	October 31, 2013	Class I, Class N and Class R6
DoubleLine Shiller Enhanced International CAPE® (the “Shiller Enhanced International CAPE®”)	December 23, 2016	Class I and Class N
DoubleLine Real Estate and Income Fund (the “Real Estate and Income Fund”)*	December 17, 2018	Class I and Class N

* The name of the DoubleLine Real Estate and Income Fund changed from DoubleLine Colony Real Estate and Income Fund on December 17, 2021.

Each Fund is classified as a diversified fund under the Investment Company Act of 1940, as amended (the “1940 Act”), except the Global Bond Fund, Income Fund, and Emerging Markets Local Currency Bond Fund which are classified as non-diversified Funds. Please see the Prospectus for a discussion of the principal investment policies and risks of investing in the Funds.

References to an “Adviser” below in the discussion of a Fund’s investment policies, investment strategies or risk considerations shall generally refer to a Fund’s investment adviser, which is DoubleLine Alternatives in respect of DoubleLine Multi-Asset Trend Fund, DoubleLine Strategic Commodity Fund, DoubleLine Shiller Enhanced CAPE® and DoubleLine Real Estate and Income Fund, and is DoubleLine Capital in respect of each other Fund. In respect of DoubleLine Multi-Asset Trend Fund, DoubleLine Shiller Enhanced CAPE® and DoubleLine Real Estate and Income Fund, references to the “Adviser” in the context of those Funds’ investment policies, investment strategies and risk considerations that relate to debt securities shall generally refer to DoubleLine Capital, the sub-adviser to those Funds and the entity primarily responsible for the day-to-day management of those Funds’ fixed income portfolios.

INVESTMENT RESTRICTIONS

Fundamental Investment Policies

The investment restrictions numbered 1 through 8 below have been adopted as fundamental policies for each of the Total Return Bond Fund, the Core Fixed Income Fund, and the Emerging Markets Fixed Income Fund, unless otherwise noted. A fundamental policy affecting a particular Fund may not be changed without the vote of a majority of the outstanding voting shares of that Fund (as defined in the 1940 Act).

1. The Total Return Bond Fund and the Core Fixed Income Fund may not with respect to 75% of each Fund’s total assets, and the Emerging Markets Fixed Income Fund may, purchase the securities of any issuer (other than U.S. Government Securities or securities of other investment companies) if, as a result, (a) more than 5% of the Fund’s total assets would be invested in the securities of that issuer, or (b) the Fund would hold more than 10% of the outstanding voting securities of that issuer.

2. A Fund may not issue any class of securities which is senior to the Fund’s shares of beneficial interest, except to the extent a Fund is permitted to borrow money or otherwise to the extent consistent with applicable law.

3. A Fund may not borrow money, except to the extent permitted by applicable law from time to time.

4. A Fund may not act as underwriter of securities of other issuers except to the extent that, in connection with the disposition of portfolio securities, it may be deemed to be an underwriter under certain federal securities laws.

5. A Fund may not purchase any security if as a result 25% or more of the Fund’s total assets (taken at current value) would be invested in a single industry or group of industries (for purposes of this restriction, loan participations will be considered investments in the industry of the underlying borrower, as well as that of the seller of the loan participation).

6. A Fund may not make loans, except by purchase of debt obligations or other financial instruments in which a Fund may invest consistent with its investment policies, by entering into repurchase agreements, or through the lending of its portfolio securities. A Fund may purchase loan participations or otherwise invest in loans or similar obligations, and may make loans directly to issuers, itself or as part of a lending syndicate. A Fund may make loans to affiliated investment companies to the extent permitted by the 1940 Act or any exemptions therefrom that may be granted by the Securities and Exchange Commission.

7. A Fund may not purchase commodities, except that a Fund may purchase and sell commodity contracts or any type of commodity-related derivative instrument (including, without limitation, all types of commodity-related swaps, futures contracts, forward contracts and options contracts).

8. A Fund may not purchase or sell real estate or interests in real estate, including real estate mortgage loans, although it may purchase and sell securities which are secured by real estate and securities of companies, including limited partnership interests, that invest or deal in real estate and it may purchase interests in real estate investment trusts. (For purposes of this restriction, investments by a Fund in mortgage-backed securities and other securities representing interests in mortgage pools shall not constitute the purchase or sale of real estate or interests in real estate or real estate mortgage loans.)

The investment restrictions numbered 1 through 7 below have been adopted as fundamental policies for the Multi-Asset Growth Fund.

1. The Fund may not issue any class of securities which is senior to the Fund’s shares of beneficial interest, except to the extent the Fund is permitted to borrow money and except as otherwise consistent with applicable law from time to time.

2. The Fund may not borrow money, except to the extent permitted by applicable law from time to time.

3. The Fund may not act as underwriter of securities of other issuers except to the extent that, in connection with the disposition of portfolio securities or in connection with the purchase of securities directly from the issuer thereof, it may be deemed to be an underwriter under certain federal securities laws.

4. The Fund may not purchase any security if as a result 25% or more of the Fund’s total assets (taken at current value) would be invested in a single industry (for purposes of this restriction, (i) loan participations will be considered investments in the industry of the underlying borrower, (ii) investment companies are not considered to constitute an industry, and (iii) derivatives counterparties are not considered to be part of any industry).

5. The Fund may purchase loan participations or otherwise invest in loans or similar obligations, and may make loans directly to issuers, itself or as part of a lending syndicate. The Fund may purchase debt obligations or other financial instruments in which the Fund may invest consistent with its investment policies, by entering into repurchase agreements, or through the lending of its portfolio securities. The Fund may make loans, including to affiliated investment companies, to the extent permitted by the 1940 Act, the rules and regulations thereunder and any applicable exemptive relief.

6. The Fund may purchase or sell commodities to the extent permitted by applicable law from time to time.

7. The Fund may not purchase or sell real estate. The Fund may, for clarity, (i) purchase interests in issuers which deal or invest in real estate, including limited partnership interests of limited partnerships that invest or deal in real estate, (ii) purchase securities which are secured by real estate or interests in real estate, including real estate mortgage loans, and (iii) hold and dispose of real estate or interests in real estate acquired through the exercise of its rights as a holder of securities which are secured by real estate or interests therein. (For purposes of this restriction, investments by the Fund in mortgage-backed securities and other securities representing interests in mortgage pools shall not constitute the purchase or sale of real estate.)

The investment restrictions numbered 1 through 7 below have been adopted as fundamental policies for the Low Duration Bond Fund.

1. The Fund may not issue any class of securities which is senior to the Fund’s shares of beneficial interest, except to the extent the Fund is permitted to borrow money and except as otherwise consistent with applicable law from time to time.

2. The Fund may not borrow money, except to the extent permitted by applicable law from time to time.

3. The Fund may not act as underwriter of securities of other issuers except to the extent that, in connection with the disposition of portfolio securities or in connection with the purchase of securities directly from the issuer thereof, it may be deemed to be an underwriter under certain federal securities laws.

4. The Fund may not purchase any security if as a result 25% or more of the Fund’s total assets (taken at current value) would be invested in a single industry (for purposes of this restriction, (i) loan participations will be considered investments in the industry of the underlying borrower, (ii) investment companies are not considered to constitute an industry, and (iii) derivatives counterparties are not considered to be part of any industry).

5. The Fund may purchase loan participations or otherwise invest in loans or similar obligations, and may make loans directly to issuers, itself or as part of a lending syndicate. The Fund may purchase debt obligations or other financial instruments in which the Fund may invest consistent with its investment policies, enter into repurchase agreements, or lend its portfolio securities. The Fund may make loans, including to affiliated investment companies, to the extent permitted by the 1940 Act, the rules and regulations thereunder and any applicable exemptive relief.

6. The Fund may purchase or sell commodities to the extent permitted by applicable law from time to time.

7. The Fund may not purchase or sell real estate. The Fund may, for clarity, (i) purchase interests in issuers which deal or invest in real estate, including limited partnership interests of limited partnerships that invest or deal in real estate, (ii) purchase securities which are secured by real estate or interests in real estate, including real estate mortgage loans, and (iii) hold and dispose of real estate or interests in real estate acquired through the exercise of its rights as a holder of securities which are secured by real estate or interests therein. (For purposes of this restriction, investments by the Fund in mortgage-backed securities and other securities representing interests in mortgage pools shall not constitute the purchase or sale of real estate.)

The investment restrictions numbered 1 through 7 below have been adopted as fundamental policies for each of the Floating Rate Fund, Shiller Enhanced CAPE®, the Flexible Income Fund, and the Low Duration Emerging Markets Fixed Income Fund.

1. The Fund may not issue any class of securities which is senior to the Fund’s shares of beneficial interest, except to the extent the Fund is permitted to borrow money and except as otherwise consistent with applicable law from time to time.

2. The Fund may borrow money to the extent permitted by applicable law from time to time.

3. The Fund may not act as underwriter of securities of other issuers except to the extent that, in connection with the disposition of portfolio securities or in connection with the purchase of securities directly from the issuer thereof, it may be deemed to be an underwriter under certain federal securities laws.

4. The Fund may not purchase any security if as a result 25% or more of the Fund’s total assets (taken at current value) would be invested in a single industry (for purposes of this restriction, (i) bank loans and loan participations will be considered investments in the industry of the underlying borrower, (ii) investment companies are not considered to constitute an industry, and (iii) derivatives counterparties are not considered to be part of any industry).

5. The Fund may make loans, including to affiliated investment companies, to the extent permitted by the 1940 Act, the rules and regulations thereunder and any applicable exemptive relief. The Fund may purchase loan participations or otherwise invest in loans or similar obligations, and may make loans directly to issuers, itself or as part of a lending syndicate. The Fund may purchase debt obligations or other financial instruments in which the Fund may invest consistent with its investment policies, enter into repurchase agreements, or lend its portfolio securities.

6. The Fund may purchase or sell commodities to the extent permitted by applicable law from time to time.

7. The Fund may not purchase or sell real estate. The Fund may, for clarity, (i) purchase interests in issuers which deal or invest in real estate, including limited partnership interests of limited partnerships that invest or deal in real estate, (ii) purchase securities which are secured by real estate or interests in real estate, including real estate mortgage loans, and (iii) hold and dispose of real estate or interests in real estate acquired through the exercise of its rights as a holder of securities which are secured by real estate or interests therein. (For purposes of this restriction, investments by the Fund in mortgage-backed securities and other securities representing interests in mortgage pools shall not constitute the purchase or sale of real estate.)

The investment restrictions numbered 1 through 7 below have been adopted as fundamental policies for each of the Long Duration Total Return Bond Fund, the Strategic Commodity Fund, the Global Bond Fund, the Infrastructure Income Fund, Shiller Enhanced International CAPE®, Real Estate and Income Fund and Income Fund, unless otherwise noted.

1. The Fund may not issue any class of securities which is senior to the Fund’s shares of beneficial interest, except to the extent the Fund is permitted to borrow money and except as otherwise consistent with applicable law from time to time.

2. The Fund may borrow money to the extent permitted by applicable law from time to time.

3. The Fund may not act as underwriter of securities of other issuers except to the extent that, in connection with the disposition of portfolio securities or in connection with the purchase of securities directly from the issuer thereof, it may be deemed to be an underwriter under certain federal securities laws.

4(a). The Long Duration Total Return Bond Fund may not purchase any security if as a result 25% or more of the Fund’s total assets (taken at current value) would be invested in a single industry (for purposes of this restriction, (i) bank loans and loan participations will be considered investments in the industry of the underlying borrower, (ii) investment companies are not considered to constitute an industry, and (iii) derivatives counterparties are not considered to be part of any industry).

4(b). The Strategic Commodity Fund, Global Bond Fund, Infrastructure Income Fund, Shiller Enhanced International CAPE® and Income Fund may not purchase any security if as a result 25% or more of the Fund’s total assets (taken at current value) would be invested in securities of issuers in a single industry (for purposes of this restriction, (i) bank loans and loan participations will be considered investments in the industry of the underlying borrower, (ii) investment companies are not considered to constitute an industry, and (iii) derivatives counterparties are not considered to be part of any industry).

4(c). The Real Estate and Income Fund may not purchase any security if as a result 25% or more of the Fund’s total assets (taken at current value) would be invested in securities of issuers in a single industry, except that the Fund will concentrate its investments in real estate-related investments (for purposes of this restriction, (i) bank loans and loan participations will be considered investments in the industry of the underlying borrower, (ii) investment companies are not considered to constitute an industry, and (iii) derivatives counterparties are not considered to be part of any industry).

5. The Fund may make loans, including to affiliated investment companies, except to the extent the Fund is prohibited from doing so by applicable law. The Fund may purchase loan participations or otherwise invest in loans or similar obligations, and may make loans directly to borrowers, itself or as part of a lending syndicate. The Fund may purchase debt obligations or other financial instruments in which the Fund may invest consistent with its investment policies, enter into repurchase agreements, or lend its portfolio securities.

6. The Fund may purchase or sell commodities to the extent permitted by applicable law from time to time.

7. The Fund will not purchase real estate directly, but may possess, hold, purchase and/or dispose of it in connection with managing or exercising its rights in respect of its investments. The Fund may, for clarity, (i) purchase interests in issuers which deal or invest in real estate, including limited partnership interests of limited partnerships that invest or deal in real estate, (ii) purchase securities which are secured by real estate or interests in real estate, including real estate mortgage loans, and (iii) acquire (by way of foreclosure or otherwise), hold and/or dispose of real estate that secured, or is otherwise related to, an investment of the Fund. (For purposes of this restriction, investments by the Fund in mortgage-backed securities and other securities representing interests in mortgage pools shall not constitute the purchase or sale of real estate.)

The investment restrictions numbered 1 through 7 below have been adopted as fundamental policies for each of the Emerging Markets Local Currency Bond Fund and Multi-Asset Trend Fund.

1. The Fund may not issue any class of securities which is senior to the Fund’s shares of beneficial interest, except to the extent the Fund is permitted to borrow money and except as otherwise consistent with applicable law from time to time.

2. The Fund may borrow money to the extent permitted by applicable law from time to time.

3. The Fund may not act as underwriter of securities of other issuers except to the extent that, in connection with the disposition of portfolio securities or in connection with the purchase of securities directly from the issuer thereof, it may be deemed to be an underwriter under certain federal securities laws.

4. The Fund may not purchase any security if as a result 25% or more of the Fund’s total assets (taken at current value) would be invested in securities of issuers in a single industry (for purposes of this restriction, (i) bank loans and loan participations will be considered investments in the industry of the underlying borrower, (ii) investment companies are not considered to constitute an industry, and (iii) derivatives counterparties are not considered to be part of any industry).

5. The Fund may make loans, including to affiliated investment companies, except to the extent the Fund is prohibited from doing so by applicable law. The Fund may purchase loan participations or otherwise invest in loans or similar obligations, and may make loans directly to borrowers, itself or as part of a lending syndicate. The Fund may purchase debt obligations or other financial instruments in which the Fund may invest consistent with its investment policies, enter into repurchase agreements, or lend its portfolio securities.

6. The Fund may purchase or sell commodities to the extent permitted by applicable law from time to time.

7. The Fund will not purchase real estate directly, but may possess, hold, purchase and/or dispose of it in connection with managing or exercising its rights in respect of its investments. The Fund may, for clarity, (i) purchase interests in issuers which deal or invest in real estate, including limited partnership interests of limited partnerships that invest or deal in real estate, (ii) purchase securities which are secured by real estate or interests in real estate, including real estate mortgage loans, and (iii) acquire (by way of foreclosure or otherwise), hold and/or dispose of real estate that secured, or is otherwise related to, an investment of the Fund. (For purposes of this restriction, investments by the Fund in mortgage-backed securities and other securities representing interests in mortgage pools shall not constitute the purchase or sale of real estate.)

For purposes of applying the terms of (i) Total Return Bond Fund’s, Core Fixed Income Fund’s, and Emerging Markets Fixed Income Fund’s fundamental investment policy number 5 and (ii) Multi-Asset Growth Fund’s, Low Duration Bond Fund’s, Floating Rate Fund’s, Shiller Enhanced CAPE®’s, Flexible Income Fund’s, Low Duration Emerging Markets Fixed Income Fund’s, Long Duration Total Return Bond Fund’s, Strategic Commodity Fund’s, Global Bond Fund’s, Infrastructure Income Fund’s, Shiller Enhanced International CAPE®’s, Real Estate and Income Fund’s, Income Fund’s, Emerging Markets Local Currency Bond Fund’s and Multi-Asset Trend Fund’s fundamental policy number 4, the Advisers will, on behalf of each Fund as applicable, make reasonable determinations as to the appropriate industry classification to assign to each issuer of securities in which a Fund invests. As a general matter, the Funds consider an industry to be a group of companies whose principal activities, products or services offered give them a similar economic risk profile vis à vis issuers active in other sectors of the economy. The definition of what constitutes a particular industry is therefore an evolving one, particularly for issuers in industries that are new or are undergoing rapid development. Some issuers could reasonably fall within more than one industry category. For example, some companies that sell goods over the Internet (including issuers of securities in which certain of the Funds invest) were initially classified as Internet companies, but over time have evolved into the economic risk profiles of retail companies. Each Adviser will use its reasonable efforts to assign each issuer to the category which it believes is most appropriate. Further, Total Return Bond Fund, Core Fixed Income Fund, Emerging Markets Fixed Income Fund, Multi-Asset Growth Fund, Low Duration Bond Fund, Flexible Income Fund, Low Duration Emerging Markets Fixed Income Fund, Long Duration Total Return Bond Fund, Strategic Commodity Fund, Global Bond Fund, Infrastructure Income Fund, Shiller Enhanced International CAPE®, Real Estate and Income Fund, Income Fund, Emerging Markets Local Currency Bond Fund and Multi-Asset Trend Fund take the position that mortgage-backed securities and asset-backed securities, whether government-issued or privately issued, do not represent interests in any particular industry or group of industries, and therefore the 25% concentration restrictions noted above do not apply to such securities. Since their inception, Shiller Enhanced CAPE® and Floating Rate Fund have applied their industry concentration restrictions in the same way with respect to mortgage-backed and asset-backed securities as the Funds listed in the previous sentence. The second sentence of Multi-Asset Growth Fund’s fundamental investment policy number 5 does not limit in any way Multi-Asset Growth Fund’s investments in debt obligations, other financial instruments, repurchase agreements, and securities loans of any kind. For purposes of applying the terms of the Total Return Bond Fund’s, the Core Fixed Income Fund’s and the Emerging Markets Fixed Income Fund’s fundamental investment policy 7 above, at the time of the establishment of the restriction, swap contracts were not within the understanding of the term “commodities,” and, for clarity, notwithstanding any federal legislation or regulatory action by the U.S. Commodity Futures Trading Commission (“CFTC”) that subjects swaps to regulation by the CFTC, the Funds are not restricted from investing in or entering into swap contracts by fundamental policy 7. The Strategic Commodity Fund’s fundamental investment policy number 4 above will not limit any purchase by the Fund of any commodity-related instruments. The Real Estate and Income Fund currently considers real estate-related investments to include, among others, securities issued by real estate investment trusts (“REITs”) of any kind, including commercial, residential, industrial, mortgage, and other types of REITs; investments issued by issuers engaged substantially in the ownership, construction, development, financing, management, servicing, sale, and/or leasing of commercial, residential, and/or industrial real estate; and instruments the returns of which are substantially determined by reference to any of the foregoing. The specific investments that the Fund may from time to time consider to qualify as “real estate-related investments” will change over time. For purposes of calculating the Fund’s exposure to real estate-related investments, the Fund may measure the exposure gained through a derivative instrument by reference to the instrument’s notional value.

For purposes of the Funds’ policies (including the fundamental policies discussed above), any actions taken or omitted or investments made in reliance on, or in accordance with, exemptive relief, no action relief, interpretive guidance or other regulatory or governmental action or guidance, shall be considered to have been taken, made, or omitted in accordance with applicable law.

Other Investment Policies

All percentage limitations and requirements (including those set forth in the fundamental policies discussed above) as to investments will apply only at the time of an investment to which the limitation or requirement is applicable and shall not be considered violated unless an excess or deficiency occurs or exists immediately after and as a result of such investment. Accordingly, any later increase or decrease resulting from a change in values, net assets or other circumstances will not be considered in determining whether any investment complies with a Fund’s limitation or requirement. Such percentage limitations and requirements do not apply to the asset coverage test set forth in Section 18(f)(1) of the 1940 Act.

The 1940 Act provides that a “vote of a majority of the outstanding voting securities” of a Fund means the affirmative vote of the lesser of (1) more than 50% of the outstanding shares of a Fund, or (2) 67% or more of the shares present at a meeting if more than 50% of the outstanding shares of a Fund are represented at the meeting in person.

Pursuant to Rule 22e-4 under the 1940 Act, each Fund has adopted a liquidity risk management program to assess and manage its liquidity risk. Under its program, a Fund classifies its investments into specific liquidity categories and monitors compliance with limits on investments in illiquid investments. Illiquid investments are generally investments that a Fund cannot reasonably expect to be sold or disposed of in current market conditions in seven (7) calendar days or less without the sale or disposition significantly changing the market value of the instrument. Each Fund will not invest more than 15% of its net assets in illiquid investments. While the liquidity risk management program attempts to assess and manage liquidity risk, there is no guarantee it will be effective in its operation, and it will not reduce the liquidity risk inherent in a Fund’s investments.

INVESTMENT STRATEGIES

The Funds’ Prospectus describes each of the respective Fund’s principal investment strategies. The following provides information that supplements the information provided in the Funds’ Prospectus.

Certain strategies and instruments described below may not apply to your Fund. Unless a strategy, instrument or policy described below is specifically prohibited by the investment restrictions listed in your Fund’s Prospectus, under “Investment Restrictions” in this SAI, or by applicable law, a Fund may, but will not necessarily, engage in each of the investment practices described below. Except as stated elsewhere in the Funds’ Prospectus or this SAI, to the extent the Funds have reserved the freedom to invest in a type of investment or to utilize a particular investment practice, each Fund may invest in such investment or engage in such investment practice without limit.

The Adviser’s investment process may take into account a number of factors. These factors may include, among others, standard of living convergence, consumer deleveraging, private sector debt transference and demographic shifts, position in the business cycle, sector returns, relative growth, monetary and fiscal policy, risk integration, market sentiment, behavioral analysis, relative value, market technicals, and government and /or regulatory intervention. Risks and opportunities associated with environmental, social and governance (“ESG”) considerations may also be considered within the Adviser’s investment process as described below.

Each of the Funds will attempt to achieve its objective by investing in a variety of investments (that may be obligations of domestic or foreign entities), such as but not limited to (as specified in greater detail below), (i) project bonds; (ii) debt obligations issued or guaranteed by governments or governmental agencies (iii) U.S. Government Securities; (iv) corporate debt securities, including bonds, notes and debentures; (v) corporate and asset-backed commercial paper; (vi) mortgage and other asset-backed securities of all kinds, including collateralized mortgage obligations (“CMOs”), Real Estate Mortgage Investment Conduits (“REMICs”) and Re-REMICs (which are REMICs that have been resecuritized); (vii) Enhanced Equipment Trust Certificates (“EETCs”) and Equipment Trust Certificate (“ETCs”) (viii) variable and floating rate debt securities (including inverse floaters and floating rate notes); (ix) subordinated corporate, mortgage, and asset-backed securities; (x) equity securities of any kind; (xi) commodities; (xii) bank certificates of deposit; (xiii) fixed time deposits and bankers’ acceptances; (xiv) money market securities; (xv) repurchase agreements and reverse repurchase agreements; (xvi) hybrid securities; (xvii) obligations of foreign governments or their subdivisions, agencies and instrumentalities or foreign corporate issuers; (xviii) loan participations and assignments; (xix) commercial or residential whole mortgage loans; (xx) derivatives (including but not limited to options, futures contracts, including Treasury futures, swap agreements such as credit default swaps, interest rate swaps, and total and excess return swaps, and currency-related transactions, including forward exchange contracts and futures contracts); (xxi) private placements, including Regulation S and Rule 144A securities; (xxii) futures and options on futures relating to currencies, indexes and other financial factors; (xxiii) loans including, without limitation, bank loans, secured and unsecured senior loans, term loans, mezzanine, second lien, and other subordinated loans, debtor-in-possession loans, exit facilities, delayed funding loans, revolving credit facilities, non-performing loans, re-performing loans, and other fixed and floating rate loans (as well as various forms of securitizations of these and other types of loans); (xxiv) distressed and defaulted debt securities; (xxv) mortgage dollar rolls; (xxvi) other mutual funds, including Exchange Traded Funds (“ETFs”), such as SPDRs or iShares; (xxvii) unrated securities; (xxviii) structured notes; (xxix) municipal bonds and securities; (xxx) collateralized debt obligations such as collateralized loan obligations and collateralized bond obligations; (xxxi) perpetual maturity bonds; (xxxii) inflation-indexed bonds; (xxxiii) convertible securities; (xxxiv) preferred securities; (xxxv) payment-in-kind bonds; (xxxvi) zero-coupon bonds; (xxxvii) custodial receipts, cash and cash equivalents; (xxxviii) short-term, high quality investments, including, for example, commercial paper, bankers’ acceptances, certificates of deposit, and bank time deposits; (xxxix) real-estate investment trusts (“REITs”); (xl) credit-linked notes; (xli) pass-through notes; (xlii) contingent value rights; (xliii) Private Investments in Public Companies (“PIPEs”); (xliv) global depositary notes (“GDNs”); and (xlv) bank capital securities. Each of the Funds generally will invest in some, but generally not all, of these types of investments at any given time, each of which may be denominated in United States Dollars (“USD”) or any other currency worldwide unless prohibited by a Fund’s investment objective and strategies. Depending on a Fund’s principal investment strategies, the amount of a Fund’s assets that may be committed to any of these types of investments (if any) may vary. The above list of investments is not intended to be an exhaustive list of the types of investments in which the Funds may invest.

Strategies and Investments

In attempting to achieve its investment objective, a Fund may utilize, among others, one or more of the strategies or securities set forth below. The Funds may, in addition, invest in other instruments (including derivative investments) or use other investment strategies that are developed or become available in the future and that are consistent with their objectives and restrictions. The investment strategies described below may be pursued directly by the Funds.

Bankruptcy, Workout and Other Restructurings. The Advisers may pursue rights related to investments made on behalf of the Funds and their other clients in certain bankruptcy, restructuring, or other workout proceedings. In some cases, this may involve the Advisers representing clients, including the Funds, on creditor committees or other similar groups, including ad hoc groups, and/or the Advisers may designate a third party to represent the Funds’ interests in such proceedings generally. In such proceedings, the Advisers may cause a Fund to make new investments in a company where the Advisers believe it is in the Fund’s best interest to do so, including through the acquisition of new or additional debt or equity securities or the acquisition or the making of new or additional loans. Such proceedings may also result in a Fund providing or supporting new financing or capital to the existing or a restructured company, including in the form of debtor-in-possession loans, exit financings, a committed credit facility, rights offerings, and/or back-stop agreements related to new financings or securities issuances. Participation by a Fund in such processes may involve the Fund bearing fees and expenses, require the Funds to provide indemnities to involved parties, and expose the Funds to potential liabilities under the federal bankruptcy laws or other applicable laws. The risks associated with participation in such bankruptcy, restructuring, or other workout proceedings, and of investing in distressed issuers, may be more pronounced in foreign jurisdictions in which the laws governing such proceedings, and the formality of such proceedings, may differ significantly from equivalent proceedings in the United States. If the Advisers’ assessment of the eventual recovery value of a security proves incorrect or if the actions taken by an Adviser or its designee prove unsuccessful, a Fund may be required to accept cash or instruments worth less than originally anticipated. In addition, events, including unexpected or unforeseeable events, may occur during bankruptcy, restructuring, or other workout proceedings, which may adversely affect the value of a Fund’s investment and/or its recovery in the proceedings. A Fund could potentially lose more than its original investment to the extent, for example, the Fund makes new or additional investments or indemnifies its agents or other third parties for losses they incur in connection with their representation of the Fund in a bankruptcy, restructuring, or other workout proceeding.

Borrowing and Other Forms of Leverage. Each Fund may borrow money to the extent permitted by its investment policies and restrictions and applicable law. When a Fund borrows money or otherwise leverages its portfolio, the value of an investment in a Fund will be more volatile and other investment risks will tend to be compounded. This is because leverage tends to exaggerate the effect of any increase or decrease in the value of a Fund’s holdings. In addition to borrowing money from banks, a Fund may engage in certain other investment transactions that may be viewed as forms of financial leverage – for example, entering into reverse repurchase agreements, investing collateral from loans of portfolio securities, entering into when-issued, delayed-delivery, or forward commitment transactions, or using derivatives such as swaps, futures, forwards, and options.

Custodial Receipts. A Fund may invest in custodial receipts representing interests in securities held by a custodian. The securities so held may include U.S. Government Securities or other types of securities in which a Fund may invest. The custodial receipts may evidence ownership of future interest payments, principal payments, or both on the underlying securities, or, in some cases, the payment obligation of a third party that has entered into an interest rate swap or other arrangement with the custodian or trustee. For certain securities laws purposes, custodial receipts may not be considered obligations of the U.S. government or other issuer of the securities held by the custodian or trustee. As a holder of custodial receipts, a Fund will bear its proportionate share of the fees and expenses charged to the custodial account.

Derivatives. Some of the instruments in which a Fund may invest are referred to as “derivatives,” because their value “derives” from the value of an underlying asset, reference rate or index. These instruments include options, futures contracts, forward currency contracts, swap agreements and similar instruments. A Fund may enter into derivatives for hedging purposes or otherwise to gain, or reduce, long or short exposure to one or more asset classes or issuers. A Fund may use derivatives with the purpose or effect of creating investment leverage. Derivatives may be more volatile, illiquid and/or more difficult to value than other instruments, and each type of derivative instrument may have its own special risks. Any use of derivatives strategies entails the risks of investing directly in the securities, instruments or assets underlying the derivatives strategies, as well as the risks of using derivatives generally, and in some cases the risks of leverage, described in the Prospectus and in this SAI.

A Fund’s use of derivative instruments exposes the Fund to the credit risk of its counterparty. In the event the counterparty to such a derivative instrument defaults and/or becomes insolvent, the Fund potentially could lose all or a large portion of its investment in the derivative instrument and/or could be delayed in enforcing contractual remedies and obtaining any recovery in respect of its derivative instruments.

Investing for hedging purposes or to increase a Fund’s return may result in certain additional transaction costs that may reduce a Fund’s performance. In addition, when used for hedging purposes, no assurance can be given that each derivative position will achieve a close correlation with the underlying instrument that is the subject of the hedge, or that a particular derivative position will be available when sought by the Adviser. While hedging strategies involving derivatives can reduce the risk of loss, they can also reduce the opportunity for gain or even result in losses by offsetting favorable price movements in other Fund investments. Certain derivatives may create a risk of loss greater than the amount invested. Each Fund or its agents will earmark or segregate liquid assets on its books against such Fund’s derivatives exposures only to the extent required by applicable law.

Equity Securities. The Funds may invest in equity securities. Equity securities are securities that represent an ownership interest (or the right to acquire such an interest) in a company and include common and preferred stock. Common stocks represent an equity or ownership interest in an issuer. Preferred stock represents an equity or ownership interest in an issuer that pays dividends at a specified rate and that has priority over common stock in the payment of dividends. In the event an issuer is liquidated or declares bankruptcy, the claims of owners of bonds take priority over holders of preferred stock, whose claims take priority over the claims of those who own common stock.

While offering greater potential for long-term growth, equity securities generally are more volatile and riskier than some other forms of investment, although under certain market conditions various fixed-income investments have comparable or greater price volatility. Therefore, the value of an investment in a Fund may at times decrease instead of increase. The Funds’ investments may include securities traded over-the-counter as well as those traded on a securities exchange. Some securities, particularly over-the-counter securities, may be more difficult to sell under some market conditions.

Smaller Company Equity Securities. The Funds may invest in equity securities of companies with small market capitalizations. Such investments may involve greater risk than is usually associated with larger, more established companies. Companies with small market capitalizations often have limited product lines, markets or financial resources and may be dependent upon a relatively small management group. These securities may have limited marketability and may be subject to more abrupt or erratic movements in price than securities of companies with larger market capitalizations or market averages in general. To the extent a Fund invests in securities with small market capitalizations, the net asset value (“NAV”) of the Fund may fluctuate more widely than market averages.

ESG Considerations. Each Adviser has adopted an ESG Investment Policy (the “ESG Policy”) in furtherance of the Funds’ respective investment objectives and for the purpose of (1) gaining a more holistic view of relevant investment risks; (2) understanding the potential drivers of performance; and (3) making better-informed decisions. Under the ESG Policy, when considering a new investment, an Adviser will, subject to the limitations described below, integrate the consideration of one or more ESG factors alongside other non-ESG factors (e.g., financial attributes). Such ESG factors are generally (1) no more significant than non-ESG factors, and (2) may or may not be determinative when making investment decisions. An Adviser does not use exclusionary screens that restrict investments in particular issuers except as may be required by law, such as in the case of issuers subject to governmental or other similar sanctions.

When evaluating a new investment, an Adviser conducts a qualitative and/or quantitative assessment of relevant ESG factors that may impact the investment’s risk-return profile. As part of this assessment, the Advisers have established a proprietary research framework to score certain issuers with respect to ESG attributes that may have a potential financial impact on the issuer. Each scored issuer is assigned an environmental score, a social score, and a governance score, with the scoring based on whether the issuer is determined to be subject to material environmental, social, or governance risks that may negatively impact credit quality and/or valuations and/or whether the issuer is believed to not be sufficiently mitigating such risks. An Adviser may assess, but does not score, issuers within certain sectors, such as sovereign debt and emerging market securities. Additionally, an Adviser may not assess an issuer for ESG factors altogether if sufficient relevant or reliable information is not readily available. Further, investments in U.S. Treasury securities, collateralized loan obligations, commodities and derivative instruments (irrespective of the reference asset) are not assessed for ESG factors. Certain of the Funds invest significantly in indices or have significant exposure to commodities (such as energy commodities); an Adviser generally does not assess those indices (or their components) or commodities for these purposes. The ESG Policy will apply to investments made on or after January 1, 2023, but will generally not be applied to any holdings of a Fund purchased prior to that date.

A preliminary ESG assessment may lead to a determination that (1) known ESG factors may have a limited impact on the economics or valuation of the broader asset class or (2) modifying a Fund’s portfolio to mitigate ESG risks or to take advantage of ESG-related opportunities may be inconsistent with the Fund’s investment objective or an Adviser’s fiduciary duties. In such cases, the Adviser might not take any action based on the results of the preliminary ESG assessment or conduct any further ESG assessment. For investments that generally have pre-determined financial terms, such as fixed income investments, the opportunities torealize the value created by positive ESG factors may be limited.

Exchange-Traded Funds and other Investment Companies. The Funds may invest in shares of both open- or closed-end investment companies (including money market funds, single country funds, and ETFs of any kind) and trusts, limited partnerships, limited liability companies or other forms of business organizations, including other pooled investment vehicles sponsored, advised, distributed or serviced by, or otherwise affiliated with, an Adviser, related parties of an Adviser or other service providers to a Fund. Investing in another pooled vehicle exposes a Fund to all the risks of that pooled vehicle.

As the shareholder of another investment company, a Fund would bear, along with other shareholders, its pro rata portion of the other investment company’s expenses, including advisory fees. Such expenses are in addition to the expenses the Fund pays in connection with its own operations. To the extent an Adviser determines to cause a Fund to invest in pooled or other investment vehicles sponsored or advised by an Adviser or related parties of an Adviser (“other DoubleLine Funds”), such a decision involves a conflict of interest because any such investment may benefit the Adviser directly or indirectly, including, for example, by affecting the fees an Adviser or its related parties earns from providing services to the other DoubleLine Fund or by providing scale to such other DoubleLine Fund that the Adviser or its related parties service or sponsor. If a Fund invests in other DoubleLine Funds, the Adviser will waive its advisory fee in an amount equal to the advisory fees paid to the Adviser or a related party by other DoubleLine Funds and other investment companies in respect of Fund assets so invested. A Fund’s investments in other investment companies may be limited by applicable law. It is possible that, under certain circumstances, a Fund may be prevented by applicable law from investing in other investment companies when doing so may otherwise be the most efficient way for the Fund to obtain exposure to a portfolio of debt securities.

Despite the possibility of greater fees and expenses, investments in other investment companies may nonetheless be attractive for several reasons, especially in connection with foreign investments. Because of restrictions on direct investment by U.S. entities in certain countries, investing indirectly in such countries (by purchasing shares of another fund that is permitted to invest in such countries) may be the most practical and efficient way for a Fund to invest in such countries. In other cases, when a portfolio manager desires to make only a relatively small investment in a particular country, investing through another fund that holds a diversified portfolio in that country may be more effective than investing directly in issuers in that country.

Among the types of investment companies in which a Fund may invest are Portfolio Depositary Receipts (“PDRs”) and Index Fund Shares (PDRs and Index Fund Shares are collectively referred to as ETFs). PDRs represent interests in a unit investment trust (“UIT”) holding a portfolio of securities that may be obtained from the UIT or purchased in the secondary market. Each PDR is intended to track the underlying securities, trade like a share of common stock, and pay to PDR holders periodic dividends proportionate to those paid with respect to the underlying securities, less certain expenses. Index Fund Shares are shares issued by an open-end management investment company that seeks to provide investment results that correspond generally to the price and yield performance of a specified index (Index Fund). Individual investments in PDRs generally are not redeemable, except upon termination of the UIT. Similarly, individual investments in Index Fund Shares generally are not redeemable. However, large quantities of PDRs known as “Creation Units” are redeemable from the sponsor of the UIT. The liquidity of smaller holdings of ETF shares will depend upon the existence of a secondary market.

Block sizes of ETF shares, also known as “Creation Units,” are redeemable from the issuing ETF. The liquidity of smaller holdings of ETF shares will depend upon the existence of a secondary market.

Disruptions in the markets for the securities held by ETFs or other investment companies purchased or sold by a Fund could result in losses on investments in ETFs or other investment companies. ETFs also carry the risk that the price a Fund pays or receives may be higher or lower than the ETF’s NAV. ETFs are also subject to certain additional risks, including the risks of illiquidity and of possible trading halts due to market conditions or other reasons, based on the policies of the relevant exchange. ETFs and other investment companies in which a Fund may invest may be leveraged, which would increase the volatility of a Fund’s NAV.

To the extent a Fund invests in another Fund (such Fund, the “underlying Fund”) in reliance on Section 12(d)(1)(G) of the 1940 Act, the Underlying Fund will not generally in turn invest in other registered investment companies in reliance on

Section 12(d)(1)(G) or Section 12(d)(1)(F) of the 1940 Act, but may make such investments as may otherwise be made in accordance with applicable law, including in reliance on Rule 12d1-4.

The provisions of the 1940 Act may impose certain limitations on a Fund’s investments in other investment companies. In particular, each Fund’s investments in investment companies are limited to, subject to certain exceptions, (i) 3% of the total outstanding voting stock of any one investment company; (ii) 5% of the Fund’s total assets with respect to any one investment company; and (iii) 10% of the Fund’s total assets with respect to investment companies in the aggregate (the “Fund-of-Funds Limitations”). Rule 12d1-4 of the 1940 Act permits a Fund to invest in other investment companies beyond the Fund-of-Funds Limitations, subject to certain conditions. Under Rule 12d1-4, if shares of a Fund are purchased by another fund beyond the Fund-of-Funds Limitations, and the Fund invests in another investment company or private fund exempt from the definition of “investment company” under the 1940 Act by Sections 3(c)(1) or 3(c)(7) thereof, the Fund generally will not be able to make new investments in other funds or other such private funds, if, as a result of such investment, more than 10% of the Fund’s assets would be invested in other investment companies and other such private funds. In addition, an affiliated fund-of-funds’ investment in unaffiliated funds may be made only in accordance with Rule 12d1-4. These regulations may limit a Fund’s ability to pursue its principal investment strategies by investing in other investment companies or private funds or to invest in those investment companies or private funds it believes are most desirable, including, potentially, other Funds. Separately, certain Funds may limit or dispose of their investments in other investment companies and private funds in anticipation of, or to remain eligible investments for, investment by other Funds. Compliance with these regulations and the other matters discussed above may adversely affect a Fund’s performance.

Fixed-Income Securities. The Funds may invest in fixed-income securities. Fixed-income securities include a broad array of short-, medium-, and long-term obligations issued by the U.S. or foreign governments, government or international agencies and instrumentalities, and corporate and private issuers of various types. The maturity date is the date on which a fixed-income security matures. This is the date on which the borrower must pay back the borrowed amount, which is known as the principal. Some fixed-income securities represent uncollateralized obligations of their issuers; in other cases, the securities may be backed by specific assets (such as mortgages or other receivables) that have been set aside as collateral for the issuer’s obligation. Fixed-income securities generally involve an obligation of the issuer to pay interest or dividends on either a current basis or at the maturity of the security, as well as the obligation to repay the principal amount of the security at maturity. The rate of interest on fixed-income securities may be fixed, floating, or variable. Some securities pay a higher interest rate than the current market rate. An investor may have to pay more than the security’s principal to compensate the seller for the value of the higher interest rate. This additional payment is a premium.

Fixed-income securities are subject to, among other risks, credit risk, market risk, and interest rate risk. Except to the extent values are affected by other factors such as developments relating to a specific issuer, generally the value of a fixed-income security can be expected to rise when interest rates decline and, conversely, the value of such a security can be expected to fall when interest rates rise. Some fixed-income securities may be subject to extension risk. This is the risk that if interest rates rise, repayments of principal on certain debt securities, including, but not limited to, floating rate loans and mortgage-related securities, may occur at a slower rate than expected and the expected maturity of those securities could lengthen as a result. Some fixed-income securities also involve prepayment or call risk. This is the risk that the issuer will repay a Fund the principal on the security before it is due, thus depriving a Fund of a favorable stream of future interest or dividend payments. A Fund could buy another security, but that other security might pay a lower interest rate. In addition, many fixed-income securities contain call or buy-back features that permit their issuers to call or repurchase the securities from their holders. Such securities may present risks based on payment expectations. Although a Fund would typically receive a premium if an issuer were to redeem a security, if an issuer were to exercise a call option and redeem the security during times of declining interest rates, a Fund may realize a capital loss on its investment if the security was purchased at a premium and a Fund may be forced to replace the called security with a lower yielding security.

Changes by nationally recognized securities rating organizations (“NRSROs”) in their ratings of any fixed-income security or the issuer of a fixed-income security and changes in the ability of an issuer to make payments of interest and principal may also affect the value of these investments. Changes in the value of portfolio securities generally will not affect income derived from these securities, but will affect a Fund’s NAV.

Because interest rates vary, it is impossible to predict the income, if any, for any particular period for a Fund that invests in fixed-income securities. Fluctuations in the value of a Fund’s investments in fixed-income securities will cause the NAV of each class of the Fund to fluctuate also.

Duration is an estimate of how much a bond Fund’s share price will fluctuate in response to a change in interest rates. In general, the value of a fixed-income security with positive duration will generally decline if interest rates increase, whereas the value of a security with negative duration will generally decline if interest rates decrease. If interest rates rise by one percentage point, the share price of a Fund representing a portfolio of debt securities with an average duration of five years would be expected to decline by approximately 5%. If rates decrease by a percentage point, the share price of the Fund representing a portfolio of debt securities with an average duration of five years would be expected to rise by approximately 5%. The greater the duration of a bond (whether positive or negative), the greater its percentage price volatility due to changes in interest rates. Only a pure discount bond – that is, one with no coupon or sinking-fund payments – has a duration equal to the remaining maturity of the bond, because only in this case does the present value of the final redemption payment represent the entirety of the present value of the bond. For all other bonds, duration is less than maturity.

Each Fund may invest in variable- or floating-rate securities that bear interest at rates subject to periodic adjustment or provide for periodic recovery of principal on demand. Variable- and floating-rate securities may include, without limitations, floating rate notes issued by the U.S. Treasury, catastrophe and other event-linked bonds, bank capital securities, unsecured bank loans, corporate bonds, money market instruments and certain types of mortgage-backed and other asset-backed securities. The value of a Fund’s investment in certain of these securities may depend on a Fund’s right to demand that a specified bank, broker-dealer, or other financial institution either purchase such securities from a Fund at par or make payment on short notice to a Fund of unpaid principal and/or interest on the securities. These securities are subject to, among others, interest rate risk and credit risk.

Each Fund may invest in commercial paper, which is a short-term debt obligation that is usually issued by banks, corporations, and other borrowers and often sold on a discount basis in order to finance their current operations. Commercial paper is typically bought by investors to earn returns on a short-term basis, and it is usually repaid at maturity by the issuer from the proceeds of the issuance of new commercial paper. As a result, investments in commercial paper are subject to the risk that the issuer cannot issue enough new commercial paper to satisfy its outstanding commercial paper, also known as rollover risk. In addition, under certain circumstances commercial paper may become illiquid or may suffer from reduced liquidity. These instruments are generally unsecured, which increases the credit risk associated with this type of investment.

Commercial paper purchasable by a Fund may include “Section 4(a)(2) paper,” a term that includes debt obligations issued in reliance on the “private placement” exemption from registration afforded by Section 4(a)(2) of the Securities Act. Section 4(a)(2) paper is restricted as to disposition under the Federal securities laws, and is frequently sold (and resold) to institutional investors such as a Fund through or with the assistance of investment dealers who make a market in the Section 4(a)(2) paper, thereby providing liquidity. Section 4(a)(2) paper is sold to institutional investors who must agree to purchase the paper for investment and not with a view to public distribution. Any resale by the purchaser must be in a transaction exempt from the registration requirements of the Securities Act. Section 4(a)(2) paper normally is resold to other institutional investors like a Fund through or with the assistance of the issuer or investment dealers that make a market in Section 4(a)(2) paper. As a result it is subject to liquidity risk, the risk that the securities may be difficult to value because of the absence of an active market, and the risk that it may be sold only after considerable expense and delay, if at all. There can be no assurance that a liquid trading market will exist at any time for any particular Section 4(a)(2) paper securities.

A Fund also may purchase asset-backed commercial paper, which includes debt obligations issued in reliance on an exemption from registration available in Section 3(a)(3) of the Securities Act. Asset-backed commercial paper issued pursuant to Section 3(a)(3) must not have a maturity exceeding nine months. Asset-backed commercial paper is subject to similar liquidity risks associated with Section 4(a)(2) paper described in the paragraph above.

Generally, the Advisers use the terms debt security, debt obligation, bond, fixed-income instrument and fixed-income security interchangeably. These terms should be considered to include any evidence of indebtedness, including, by way of example, a security or instrument having one or more of the following characteristics: a security or instrument issued at a discount to its face value, a security or instrument that pays interest at a fixed, floating, or variable rate, or a security or instrument with a stated principal amount that requires repayment of some or all of that principal amount to the holder of the security. These terms are interpreted broadly to include any instrument or security evidencing what is commonly referred to as an IOU rather than evidencing the corporate ownership of equity unless that equity represents an indirect or derivative interest in one or more debt securities. For this purpose, the terms also include instruments that are intended to provide one or more of the characteristics of a direct investment in one or more debt securities. As new fixed-income instruments are developed, the Advisers may invest in those opportunities for a Fund as well.

Contingent Value Rights. A Fund may invest in contingent value rights (“CVRs”). A CVR gives its holder the right to receive an amount, which may be fixed or determined by a formula, in the event that a specified corporate action or other business event or trigger occurs (or fails to occur) during the term of the CVR. CVRs are often awarded to shareholders as a result of a corporate acquisition or restructuring. For example, shareholders of an acquired company may receive CVRs that enable them to receive additional shares of the acquiring company upon certain trigger events such as a specified drop in the acquiring company’s share price. Risks associated with investments in CVRs are generally similar to risks associated with the use of options, such as the risk that the trigger event does not occur prior to the CVR’s expiration, causing it to expire with no value. CVRs also may be subject to risks associated with unregistered securities as well as illiquidity risk, counterparty risk, and credit risk. In addition, CVRs may be subject to valuation risk because they may be valued based on the likelihood of the occurrence of a trigger event, which may require subjective modeling and judgment.

Futures Contracts. A Fund may purchase and sell (write) futures contracts, including interest rate futures and security index futures contracts, futures contracts on commodities or commodity-related derivatives, Treasury futures, currency and currency index futures contracts, provided that, with respect to futures on security indices and currencies, the securities and currencies underlying the futures contract are eligible for purchase by the Fund (each a “futures contract”).

Securities index futures contracts, which are contracts to buy or sell units of a securities index at a specified future date at a price agreed upon when the contract is made, are based on a specific index of securities (rather than on specified securities) and are settled in cash.

The following example illustrates generally the manner in which index futures contracts operate. The Standard & Poor’s 100 Stock Index (the “S&P 100 Index”) is composed of 100 selected common stocks, most of which are listed on the New York Stock Exchange (the “NYSE”). The S&P 100 Index assigns relative weightings to the common stocks included in that index, and the index fluctuates with changes in the market values of those common stocks. In the case of the S&P 100 Index, contracts are to buy or sell 100 units. Thus, if the value of the S&P 100 Index were $180, one contract would be worth $18,000 (100 units x $180). The stock index futures contract specifies that no delivery of the actual stocks making up the index will take place. Instead, settlement in cash must occur upon the termination of the contract, with the settlement being the difference between the contract price and the actual level of the stock index at the expiration of the contract. For example, if a Fund enters into a futures contract to buy 100 units of the S&P 100 Index at a specified future date at a contract price of $180 and the S&P 100 Index is at $184 on that future date, the Fund will gain $400 (100 units x gain of $4). If a Fund enters into a futures contract to sell 100 units of the stock index at a specified future date at a contract price of $180 and the S&P 100 Index is at $182 on that future date, the Fund will lose $200 (100 units x loss of $2).

Positions in index futures may be established or closed out only on the exchange or board of trade on which such futures contract is listed.

Treasury futures are futures contracts that track the prices of specific U.S. Treasury securities.

A Fund may purchase or sell interest rate futures for the purpose of hedging some or all of the value of its portfolio securities against changes in prevailing interest rates or to manage its duration or effective maturity. If an increase in interest rates is anticipated and, concomitantly, the price of certain of a Fund’s portfolio securities may fall, the Fund may sell futures contracts. If declining interest rates are anticipated, the Fund may purchase futures contracts to protect against a potential increase in the price of securities the Fund intends to purchase. Subsequently, appropriate securities may be purchased by a Fund in an orderly fashion; as securities are purchased, corresponding futures positions would be terminated by offsetting sales of contracts.

In order to hedge its investments successfully using futures contracts, a Fund must invest in futures contracts with respect to securities, indexes, sub-indexes, or other assets the movements of which will, in an Adviser’s judgment, have a significant correlation with movements in the prices of the Fund’s portfolio investments.

There are special risks associated with entering into futures contracts. The skills needed to use futures contracts effectively are different from those needed to select a Fund’s investments. There may be an imperfect correlation between the price movements of futures contracts and the price movements of the assets in which a Fund invests. There is also a risk that a Fund will be unable to close a futures position when desired because there is no liquid market for it.

The risk of loss in trading futures contracts can be substantial due to the low margin deposits required and the extremely high degree of leverage involved in futures pricing. Relatively small price movements in a futures contract could have an immediate and substantial impact, which may be favorable or unfavorable to a Fund. It is possible for a price-related loss to exceed the amount of a Fund’s margin deposit.

Although some futures contracts by their terms call for the actual delivery or acquisition of the underlying asset at expiration, in most cases the contractual commitment is closed out before expiration. The offsetting of a contractual obligation is accomplished by purchasing (or selling as the case may be) on a commodities or futures exchange an identical futures contract calling for delivery in the same month. Such a transaction, if effected through a member of an exchange, cancels the obligation to make or take delivery of the underlying asset. A Fund will incur brokerage fees when it purchases or sells futures contracts, and will be required to maintain margin deposits. If a liquid market does not exist when a Fund wishes to close out a futures contract, it will not be able to do so and will continue to be required to make daily cash payments of variation margin in the event of adverse price movements. There is no assurance that a Fund will be able to enter into closing transactions.

The Funds may enter into futures contracts on underlying assets, including physical commodities and indexes of physical commodities.

At any time prior to expiration of a futures contract, a Fund may seek to close the position by taking an opposite position which would typically operate to terminate a Fund’s position in the futures contract. A final determination of any variation margin is then made, additional cash is required to be paid by or released to a Fund and a Fund realizes a loss or gain.

Margin Payments. When a Fund purchases or sells (writes) a futures contract, it is required to deposit with its broker an amount of cash, U.S. Treasury bills, or other permissible collateral equal to a percentage of the amount of the futures contract. This amount is known as initial margin. Initial margin requirements are established by the exchanges on which futures contracts trade and may, from time to time, change. The nature of initial margin is different from that of margin in security transactions in that it does not involve borrowing money to finance transactions. Rather, initial margin is similar to a performance bond or good faith deposit that is returned to a Fund upon termination of the contract, assuming a Fund satisfies its contractual obligations. In addition, brokers may establish margin deposit requirements in excess of those required by the exchanges.

Subsequent payments to and from the broker occur on a daily basis in a process known as marking to market. These payments are called variation margin and are made as the value of the underlying futures contract fluctuates. For example, when a Fund sells a futures contract and the price of the underlying index rises above the delivery price, that Fund’s position declines in value. The Fund then pays the broker a variation margin payment equal to the difference between the delivery price of the futures contract and the value of the index underlying the futures contract. Conversely, if the price of the underlying index falls below the delivery price of the contract, a Fund’s futures position increases in value. The broker then must make a variation margin payment equal to the difference between the delivery price of the futures contract and the value of the index underlying the futures contract.

When a Fund terminates a position in a futures contract, a final determination of variation margin is made, additional cash is paid by or to the Fund, and the Fund realizes a loss or a gain. Such closing transactions involve additional commission costs.

Options on Futures Contracts. Each Fund may purchase and sell/write call and put options on futures contracts. An option on a futures contract gives the purchaser the right, in return for the premium paid, to assume a position in a futures contract (a long position if the option is a call or a short position if the option is a put) at a specified exercise price during the exercisable period of the option. Upon exercise of the option, the holder would assume the underlying futures position and would receive a variation margin payment of cash or securities approximating the increase in the value of the holder’s option position. If an option is exercised on the last trading day prior to the expiration date of the futures contract, the settlement will be made entirely in cash based on the difference between the exercise price of the option and the closing price of the futures contract on the expiration date. Purchasers of options who fail to exercise their options prior to the expiration date suffer a loss of the premium paid.

Special Risks of Transactions in Futures Contracts and Related Options. Investments in futures contracts involve risks and may result in losses in excess of the amount invested in the futures contracts. See “Futures Contracts and Options on Futures” under “Risk Considerations” in this SAI as well as the following description of risks.

Liquidity Risks. Positions in futures contracts may be closed out only on an exchange or board of trade which provides a market for such futures. Although a Fund may intend to purchase or sell futures only on exchanges or boards of trade where there appears to be an active market, there is no assurance that a liquid market on an exchange or board of trade will exist for any particular contract or at any particular time. If there is not a liquid market at a particular time, it may not be possible to close a futures position at such time and, in the event of adverse price movements, a Fund would continue to be required to make daily cash payments of variation margin. However, in the event futures contracts are used to hedge portfolio securities, such securities will not generally be sold until the futures contracts can be terminated. In such circumstances, if there is an increase in the price of the portfolio securities, such increase may partially or completely offset losses on the futures contracts.

The ability to establish and close out positions in options on futures contracts will be subject to the development and maintenance of a liquid market. It is not certain that such a market will develop. Although a Fund generally will purchase only those options for which there appears to be an active market, there is no assurance that a liquid market will exist for any particular option or at any particular time. In the event no such market exists for particular options, it might not be possible to effect closing transactions in such options, with the result that a Fund would have to exercise the options in order to realize any profit.

Hedging Risks. There are several risks in connection with the use by a Fund of futures contracts and related options as a hedging device. If a futures contract is used for hedging, an imperfect correlation between movements in the price of the futures contract and the price of the security, currency, or other investment being hedged creates risk. Correlation is higher when the investment being hedged underlies the futures contract. Correlation is lower when the investment being hedged is different than the security, currency, or other investment underlying the futures contract, such as when a futures contract on an index of securities or commodities is used to hedge a single security or commodity, a futures contract on one security is used to hedge a different security, or when a futures contract in one currency is used to hedge a security denominated in another currency.

Successful use of futures contracts and options by a Fund for hedging purposes is dependent upon correctly predicting movements in the direction of the market. Forecasting market movements is extremely difficult, and whether any hedging strategy will be successful is highly uncertain. It is possible that, where a Fund has purchased puts on futures contracts to hedge its portfolio against a decline in the market, the securities or index on which the puts are purchased may increase in value and the value of securities held in the portfolio may decline. If this occurred, the Fund would lose money on the puts and also experience a decline in the value of its portfolio securities. A Fund may also purchase futures contracts (or options on them) as an anticipatory hedge against a possible increase in the price of a currency in which securities the Fund anticipates purchasing is denominated. In such instances, the currency may instead decline. If a Fund does not then invest in those securities, the Fund may realize a loss on the futures contract that is not offset by a reduction in the price of the securities purchased. In addition, the prices of futures, for a number of reasons, may not correlate perfectly with movements in the underlying securities or index due to certain market distortions. First, all participants in the futures market are subject to margin deposit requirements. Such requirements may cause investors to close futures contracts through offsetting transactions which could distort the normal relationship between the underlying security or index and futures markets. Second, the margin requirements in the futures markets are less onerous than margin requirements in the securities markets in general, and as a result the futures markets may attract more speculators than the securities markets do. Increased participation by speculators in the futures markets may also cause temporary price distortions. Due to the possibility of price distortion, even a correct forecast of general market trends by the Advisers still may not result in a successful hedging transaction over a very short time period.

Other Risks. A Fund will incur brokerage fees in connection with its futures and options transactions. In addition, while futures contracts and options on futures will be purchased and sold to reduce certain risks, those transactions themselves entail certain other risks. Thus, while a Fund may benefit from the use of futures and related options, unanticipated changes in interest rates or stock price movements may result in a poorer overall performance for the Fund than if it had not entered into any futures contracts or options transactions. Moreover, in the event of an imperfect correlation between the futures position and the portfolio position that is intended to be protected, the desired protection may not be obtained, and a Fund may be exposed to risk of loss.

The risks associated with purchasing and writing put and call options on futures contracts is influenced by the market for futures contracts. An increase in the market value of a futures contract on which a Fund has written an option may cause the option to be exercised. In this situation, the benefit to a Fund would be limited to the value of the exercise price of the option and, if the Fund closes out the option, the cost of entering into the offsetting transaction could exceed the premium the Fund initially received for writing the option. In addition, a Fund’s ability to enter into an offsetting transaction depends upon the market’s demand for such futures contracts. If a purchased option expires unexercised, a Fund would realize a loss in the amount of the premium paid for the option.

Funds that invest in futures contracts may be subject to risks related to rolling. When investing in futures contracts, a Fund may seek to “roll” its futures positions rather than hold them through expiration. In some circumstances, the prices of futures contracts with near-term expirations are lower than the prices of similar futures contracts with longer-term expirations, resulting in a cost to “roll” the futures contracts. The actual realization of a potential roll cost will depend on the difference in prices of futures contracts with near- and longer-term expirations, and the rolling of futures positions may result in losses to a Fund.

DoubleLine Capital has claimed an exclusion from the definition of the term “commodity pool operator” under the Commodity Exchange Act (“CEA”) pursuant to CFTC Rule 4.5 (the “exclusion”) with respect to the Funds other than the Shiller Enhanced CAPE®, Strategic Commodity Fund, the Real Estate and Income Fund and the Multi-Asset Trend Fund (the “Exempt Funds”). Accordingly, DoubleLine Capital currently is not subject to registration or regulation as a commodity pool operator under the CEA with respect to the Exempt Funds. DoubleLine Capital currently expects to operate the Exempt Funds in a manner that would permit DoubleLine Capital to continue to claim the exclusion under Rule 4.5, which may adversely affect its ability to manage the Exempt Funds under certain market conditions and may adversely affect the Exempt Funds’ total returns. In the event DoubleLine Capital becomes unable to rely on the exclusion with respect to an Exempt Fund and is required to register with the CFTC as a commodity pool operator with respect to such Exempt Fund, the relevant Exempt Fund’s expenses may increase and the relevant Exempt Funds may be adversely affected. The Exempt Funds may be limited in their ability to use futures and options on futures and to engage in certain swaps transactions during any period where DoubleLine Capital is not registered as a commodity pool operator with respect to the Exempt Funds. Such limitations are not expected to affect the normal operations of the Exempt Funds.

DoubleLine Alternatives is registered as a “commodity pool operator” under the CEA with respect to each of the Shiller Enhanced CAPE®, Strategic Commodity Fund, Real Estate and Income Fund and Multi-Asset Trend Fund (the “Commodity Pools”). As a result, additional CFTC-mandated disclosure, reporting and recordkeeping obligations apply with respect to the Commodity Pools. Compliance with the CFTC’s regulatory requirements could increase Fund expenses, adversely affecting such Fund’s total return.

Congress, various exchanges and regulatory and self-regulatory authorities have undertaken reviews of options and futures trading in light of market volatility. Among the actions that have been taken or are proposed to be taken are new limits and reporting requirements for speculative positions, particularly in the energy markets, new or more stringent daily price fluctuation limits for futures and options transactions, and increased margin requirements for various types of futures transactions. Additional measures are under active consideration and as a result there may be further actions that affect the regulation of the instruments in which a Fund invests. Subject to certain limitations, a Fund may enter into futures contracts or options on such contracts to attempt to protect against possible changes in the market value of securities held in or to be purchased by the Fund resulting from interest rate or market fluctuations, to protect the Fund’s unrealized gains in the value of its portfolio securities, to facilitate the sale of such securities for investment purposes, to manage its effective maturity or duration, or to establish a position in the derivatives markets as a temporary substitute for purchasing or selling particular securities. In connection with the purchase or sale of futures contracts and under regulatory guidance applicable to the Funds currently, a Fund may be required to either (i) segregate sufficient cash or other liquid assets to cover the outstanding position or (ii) cover the futures contract by either owning the instruments underlying the futures contracts or by holding a portfolio of securities with characteristics substantially similar to the underlying index or stock index comprising the futures contracts or by holding a separate offsetting option permitting it to purchase or sell the same futures contract.

Guaranteed Investment Contracts (Funding Agreements). Guaranteed investment contracts, or funding agreements, are short-term, privately placed debt instruments issued by insurance companies. Pursuant to such contracts, a Fund may make cash contributions to a deposit fund of the insurance company’s general account. The insurance company then credits to a Fund payments at negotiated, floating or fixed interest rates. In general, guaranteed investment contracts are not assignable.

High Yield Securities (“Junk Bonds”). Corporate bonds and certain other fixed income instruments (for purposes of this discussion, all such instruments are herein referred to as “securities”) rated below investment grade, or such instruments that are unrated and are determined by the Adviser to be of comparable quality, are high yield, high risk bonds, commonly known as “junk bonds.” A security may be considered to be below investment grade if it is rated Ba1 by Moody’s Investors Service, Inc. (“Moody’s”) and BB+ by S&P Global Ratings (“S&P”), or lower, or the equivalent by any other nationally recognized statistical rating organization. See Appendix A for a description of these ratings.

For purposes of applying any limitations on a Fund’s investments in such bonds, when an investment is rated by more than one NRSRO, the Adviser will utilize the highest credit rating for that security for purposes of applying any investment policies that incorporate credit ratings (e.g., a policy to invest a certain percentage of a Fund’s assets in securities rated investment grade) except where a Fund has a policy to invest a certain minimum percentage of its assets in securities that are rated below investment grade, in which case the Fund will utilize the lowest credit rating that applies to that investment.

While offering a greater potential opportunity for capital appreciation and higher yields compared to higher-rated fixed income securities, high yield investments typically entail greater potential price volatility and may be less liquid than higher-rated securities. Junk bonds and high yield investments may be regarded as predominantly speculative with respect to the issuer’s continuing ability to meet principal and interest payments. Debt securities in the lowest investment grade category also may be considered to possess some speculative characteristics by certain rating agencies. In addition, analysis of the creditworthiness of issuers of high yield securities may be more complex than for issuers of higher quality securities. High yield securities may be more susceptible to real or perceived adverse economic and competitive industry conditions than investment grade securities. Issuers of securities in default may fail to resume principal or interest payments, in which case a Fund may lose its entire investment.

The lower ratings of certain securities held by a Fund reflect a greater possibility that adverse changes in the financial condition of the issuer, or in general economic conditions, or both, or an unanticipated rise in interest rates, may impair the ability of the issuer to make payments of interest and principal. The inability (or perceived inability) of issuers to make timely payment of interest and principal would likely make the values of securities held by a Fund more volatile and could limit a Fund’s ability to sell its securities at prices approximating the values the Fund had placed on such securities. In the absence of a liquid trading market for securities held by it, a Fund may be unable at times to establish the fair market value of such securities. The rating assigned to a security by Moody’s, S&P, or any other NRSRO does not reflect an assessment of the volatility of the security’s market value or of the liquidity of an investment in the security.

Like those of other fixed-income securities, the values of lower-rated securities fluctuate in response to changes in interest rates. Thus, a decrease in interest rates generally will result in an increase in the value of a Fund’s fixed-income securities. Conversely, during periods of rising interest rates, the value of a Fund’s fixed-income securities generally will decline. In addition, the values of such securities are also affected by changes in general economic conditions and business conditions affecting the specific industries of their issuers. Changes by recognized rating services in their ratings of any fixed-income security and in the ability of an issuer to make payments of interest and principal may also affect the value of these investments. Changes in the values of portfolio securities generally will not affect cash income derived from such securities, but will affect a Fund’s NAV.

Issuers of lower-rated securities are often highly leveraged, so that their ability to service their debt obligations during an economic downturn or during sustained periods of rising interest rates may be impaired. In addition, such issuers may not have more traditional methods of financing available to them and may be unable to repay debt at maturity by refinancing. The risk of loss due to default in payment of interest or principal by such issuers is significantly greater because such securities frequently are unsecured and subordinated to the prior payment of senior indebtedness. Certain of the lower-rated securities in which the Fund may invest are issued to raise funds in connection with the acquisition of a company, in so-called leveraged buy-out transactions. The highly leveraged capital structure of such issuers may make them especially vulnerable to adverse changes in economic conditions.

Under adverse market or economic conditions or in the event of adverse changes in the financial condition of the issuer, a Fund could find it more difficult to sell lower-rated securities when the Fund’s Adviser believes it advisable to do so or may be able to sell such securities only at prices lower than might otherwise be available. In many cases, lower-rated securities may be purchased in private placements and, accordingly, will be subject to restrictions on resale as a matter of contract or under securities laws. Under such circumstances, it may also be more difficult to determine the fair value of such securities for purposes of computing a Fund’s NAV. In order to enforce its rights in the event of a default under lower-rated securities, a Fund may be required to take possession of and manage assets securing the issuer’s obligations on such securities, which may increase the Fund’s operating expenses and adversely affect the Fund’s NAV. A Fund may also be limited in its ability to enforce its rights and may incur greater costs in enforcing its rights in the event an issuer becomes the subject of bankruptcy proceedings. In addition, a Fund’s intention to qualify as a regulated investment company (“RIC”) under the Code, may limit the extent to which the Fund may exercise its rights by taking possession of such assets.

Certain securities held by a Fund may permit the issuer at its option to call, or redeem, its securities. If an issuer were to redeem securities held by a Fund during a time of declining interest rates, the Fund may not be able to reinvest the proceeds in securities providing the same investment return as the securities redeemed.

Lower-rated securities may be subject to certain risks not typically associated with investment grade securities, such as the following: (1) reliable and objective information about the value of lower rated obligations may be difficult to obtain because the market for such securities may be thinner and less active than that for investment grade obligations; (2) adverse publicity and investor perceptions, whether or not based on fundamental analysis, may decrease the values and liquidity of lower than investment grade obligations, and, in turn, adversely affect their market; (3) companies that issue lower rated obligations may be in the growth stage of their development, or may be financially troubled or highly leveraged, so they may not have more traditional methods of financing available to them; (4) when other institutional investors dispose of their holdings of lower rated debt securities, the general market and the prices for such securities could be adversely affected; and (5) the market for lower rated securities could be impaired if legislative proposals to limit their use in connection with corporate reorganizations or to limit their tax and other advantages are enacted.

Unrated Securities. Subject to its investment policies, each Fund may purchase unrated securities (which are not rated by a rating agency). Unrated securities may be less liquid than comparable rated securities and involve the risk that the Adviser may not accurately evaluate the security’s creditworthiness. Analysis of creditworthiness of issuers of high yield securities may be more complex than for issuers of higher-quality fixed income securities. To the extent a Fund invests in high yield and/or unrated securities, the Fund’s success in achieving its investment objective may depend more heavily on the Fund’s Adviser’s analysis than if the Fund invested exclusively in higher-quality and rated securities. Some or all of the unrated instruments in which a Fund may invest may involve credit risk comparable to or greater than that of rated debt securities of below investment grade quality.

Money Market Instruments. All Funds may invest in money market instruments. These instruments include, but are not limited to:

U.S. Government Securities. Obligations issued or guaranteed as to principal and interest by the United States or its agencies (such as the Export-Import Bank of the United States, Federal Housing Administration and Government National Mortgage Association) or its instrumentalities (such as the Federal Home Loan Bank), including Treasury bills, notes and bonds.

Bank Obligations. Obligations including certificates of deposit, fixed time deposits and bankers’ acceptances, commercial paper (see below) and other debt obligations of banks subject to regulation by the U.S. Government and having total assets of $1 billion or more, and instruments secured by such obligations, not including obligations of foreign branches of domestic banks except as permitted below.

Eurodollar Certificates of Deposit. Eurodollar certificates of deposit issued by foreign branches of domestic banks having total assets of $1 billion or more (investments in Eurodollar certificates may be affected by changes in currency rates or exchange control regulations, or changes in governmental administration or economic or monetary policy in the United States and abroad).

Obligations of Savings Institutions. Certificates of deposit of savings banks and savings and loan associations, having total assets of $1 billion or more (investments in savings institutions above $100,000 in principal amount are not protected by federal deposit insurance).

Fully Insured Certificates of Deposit. Certificates of deposit of banks and savings institutions, having total assets of less than $1 billion, if the principal amount of the obligation is insured by the Bank Insurance Fund or the Savings Association Insurance Fund (each of which is administered by the Federal Deposit Insurance Corporation), limited to $250,000 principal amount per certificate and to 15% or less of a Fund’s net assets in all such obligations and in all illiquid assets, in the aggregate.

Commercial Paper. Each Fund may purchase commercial paper rated within the highest ratings categories by S&P or Moody’s or the equivalent by any other NRSRO or, if not rated, the security is determined by the Fund’s Adviser to be of comparable quality
(see “—Fixed Income Securities” above for more information regarding commercial paper).

Money Market Mutual Funds. Shares of United States money market investment companies. Money market mutual funds in which a Fund may invest are subject to Rule 2a-7 of the 1940 Act, and invest in a variety of short-term, high quality, dollar-denominated money market instruments. Money market funds are not designed to offer capital appreciation. Certain money market funds may impose a fee upon the sale of shares or may temporarily suspend the ability of investors to redeem shares if such fund’s liquidity falls below required minimums, which may adversely affect the Fund’s returns or liquidity.

Other Short-Term Obligations. Debt securities initially issued with a remaining maturity of 397 days or less and that have a short-term rating within ratings categories of at least A-1 by S&P or P-1 by Moody’s or the equivalent by any other NRSRO.

Options. The Funds may purchase and write (sell) call and put options, including options listed on U.S. or foreign securities exchanges or written in over-the-counter (“OTC”) transactions (“OTC Options”).

Exchange-listed options are issued by the Options Clearing Corporation (“OCC”) (in the U.S.) or another clearing corporation or exchange which assures that all transactions in such options are properly executed. OTC Options are purchased from or sold (written) to dealers or financial institutions which have entered into direct agreements with the Funds. With OTC Options, such variables as expiration date, exercise price and premium will be agreed upon between a Fund and the transacting dealer, without the intermediation of a third party such as the OCC. In the event the counterparty to such a derivative instrument becomes insolvent, a Fund may lose all or substantially all of its investment in the derivative instrument, as well as the benefits derived therefrom. See “Counterparty Risk” in this SAI. It is the position of the SEC that OTC Options are generally illiquid.

Purchasing Call and Put Options. Each Fund may purchase a call option in order to close out a covered call position (see “Covered Call Writing” below), or to protect against an increase in price of a security it anticipates purchasing. The purchase of the call option to effect a closing transaction on a call written over-the-counter may be a listed or an OTC Option. In either case, the call purchased is likely to be on the same securities and have the same terms as the written option. If purchased over-the-counter, the option would generally be acquired from the dealer or financial institution which purchased the call written by the Fund.

Each Fund may purchase put options on securities which it holds in its portfolio to protect itself against a decline in the value of the security and to close out written put option positions. If the value of the underlying security were to fall below the exercise price of the put purchased in an amount greater than the premium paid for the option, a Fund would incur no additional loss. In addition, a Fund may sell a put option which it has previously purchased prior to the sale of the securities underlying such option. Such a sale would result in a net gain or loss depending upon whether the amount received on the sale is more or less than the premium and other transaction costs paid on the put option which is sold. Such gain or loss could be offset in whole or in part by a change in the market value of the underlying security. If a put option purchased by a Fund expired without being sold or exercised, the premium would be lost.

Covered Call Writing. Each Fund is permitted to write covered call options on securities. Generally, a call option is covered if a Fund owns, or has the right to acquire, without additional cash consideration (or for additional cash consideration held for the Fund by its custodian in a segregated account) the underlying security subject to the option, or otherwise segregates sufficient cash or U.S. Government securities or other liquid securities to cover the outstanding position. A call option is also covered if a Fund holds a call on the same security as the underlying security of the written option, where the exercise price of the call used for coverage is equal to or less than the exercise price of the call written.

The writer of an option receives from the purchaser, in return for a call it has written, a premium (i.e., the price of the option). Receipt of these premiums may better enable a Fund to earn a higher level of current income than it would earn from holding the underlying securities alone. Moreover, the premium received will offset a portion of the potential loss incurred by a Fund if the securities underlying the option are ultimately sold by the Fund at a loss. Furthermore, a premium received on a call written on a foreign currency will ameliorate any potential loss of value on the portfolio security due to a decline in the value of the currency.

However, during the option period, the covered call writer has, in return for the premium on the option, given up the opportunity for capital appreciation above the exercise price should the market price of the underlying security increase, but has retained the risk of loss should the price of the underlying security decline. The premium received will fluctuate with varying economic market conditions. If the market value of the portfolio securities upon which call options have been written increases, a Fund may receive a lower total return from the portion of its portfolio upon which calls have been written than it would have had such calls not been written.

With respect to listed options and certain OTC Options, during the option period, a Fund may be required, at any time, to deliver the underlying security against payment of the exercise price on any calls it has written (exercise of certain listed and OTC Options may be limited to specific expiration dates). This obligation is terminated upon the expiration of the option period or at such earlier time when the writer effects a closing purchase transaction. A closing purchase transaction is accomplished by purchasing an option of the same series as the option previously written. However, once a Fund has been assigned an exercise notice, the Fund will be unable to effect a closing purchase transaction.

Closing purchase transactions are ordinarily effected to realize a profit or loss on an outstanding call option, to prevent an underlying security from being called, to permit the sale of an underlying security or to enable a Fund to write another call option on the underlying security with either a different exercise price or expiration date or both. A Fund may realize a net gain or loss from a closing purchase transaction depending upon whether the amount of the premium received on the call option is more or less than the cost of effecting the closing purchase transaction. Any loss incurred in a closing purchase transaction may be wholly or partially offset by unrealized appreciation in the market value of the underlying security. Conversely, a gain resulting from a closing purchase transaction could be offset in whole or in part or exceeded by a decline in the market value of the underlying security.

If a call option expires unexercised, a Fund realizes a gain in the amount of the premium on the option less the commission paid. Such a gain, however, may be offset by depreciation in the market value of the underlying security during the option period. If a call option is exercised, a Fund realizes a gain or loss from the sale of the underlying security equal to the difference between the purchase price of the underlying security and the proceeds of the sale of the security plus the premium received on the option less the commission paid.

Covered Put Writing. Each Fund is permitted to write covered put options on securities. As a writer of a covered put option, a Fund incurs an obligation to buy the security underlying the option from the purchaser of the put at the option’s exercise price at any time during the option period at the purchaser’s election (certain listed and OTC put options written by a Fund will be exercisable by the purchaser only on a specific date). A put is covered if, at all times during the option period, a Fund maintains, in a segregated account, cash or other liquid assets in an amount equal to at least the exercise price of the option. Similarly, a short put position could be covered by a Fund by its purchase of a put option on the same security as the underlying security of the written option, where the exercise price of the purchased option is equal to or more than the exercise price of the put written or less than the exercise price of the put written if the marked to market difference is maintained by the Fund in cash or other liquid assets which a Fund holds in a segregated account. In writing puts, a Fund assumes the risk of loss should the market value of the underlying security decline below the exercise price of the option (any loss being decreased by the receipt of the premium on the option written). In the case of listed options, during the option period, a Fund may be required, at any time, to make payment of the exercise price against delivery of the underlying security. The operation of and limitations on covered put options in other respects are substantially identical to those of call options.

Options on Foreign Currencies. Each Fund may purchase and write options on foreign currencies for purposes similar to those involved with investing in foreign currency forward contracts. For example, in order to protect against declines in the dollar value of portfolio securities which are denominated in a foreign currency, a Fund may purchase put options on an amount of such foreign currency equivalent to the current value of the portfolio securities involved. As a result, a Fund would be enabled to sell the foreign currency for a fixed amount of U.S. dollars, thereby locking in the dollar value of the portfolio securities (less the amount of the premiums paid for the options). Conversely, a Fund may purchase call options on foreign currencies in which securities it anticipates purchasing are denominated to secure a set U.S. dollar price for such securities and protect against a decline in the value of the U.S. dollar against such foreign currency. Each Fund may also purchase call and put options to close out written option positions. As with securities, these options may be covered. Each Fund may also write call options on foreign currency to protect against potential declines in its portfolio securities which are denominated in foreign currencies. If the U.S. dollar value of the portfolio securities falls as a result of a decline in the exchange rate between the foreign currency in which it is denominated and the U.S. dollar, then a loss to the Fund occasioned by such value decline would be ameliorated by receipt of the premium on the option sold. At the same time, however, a Fund gives up the benefit of any rise in value of the relevant portfolio securities above the exercise price of the option and, in fact, only receives a benefit from the writing of the option to the extent that the value of the portfolio securities falls below the price of the premium received. Each Fund may also write options to close out long call option positions. A put option on a foreign currency would be written by a Fund for the same reason it would purchase a call option, namely, to hedge against an increase in the U.S. dollar value of a foreign security which the Fund anticipates purchasing. Here, the receipt of the premium would offset, to the extent of the size of the premium, any increased cost to a Fund resulting from an increase in the U.S. dollar value of the foreign security. However, a Fund could not benefit from any decline in the cost of the foreign security which is greater than the price of the premium received. Each Fund may also write options to close out long put and call option positions.

A Fund’s ability to establish and close out positions on foreign currency options is subject to the maintenance of a liquid market for such options. There can be no assurance that a liquid market will exist for a particular option at any specific time. In addition, options on foreign currencies are affected by all of those factors which influence foreign exchange rates and investments generally.

The value of a foreign currency option depends upon the value of the underlying currency relative to the U.S. dollar. As a result, the price of the option position may vary with changes in the value of either or both currencies and have no relationship to the investment merits of a foreign security, including foreign securities held in a hedged investment portfolio. Because foreign currency transactions occurring in the interbank market involve substantially larger amounts than those that may be involved in the use of foreign currency options, investors may be disadvantaged by having to deal in an odd lot market (generally consisting of transactions of less than $1 million) for the underlying foreign currencies at prices that are less favorable than for round lots.

Foreign currency transactions, like currency exchange rates, can be affected unpredictably by intervention (or the failure to intervene) by U.S. or foreign governments or central banks, or by currency controls or political developments. Such events may prevent or restrict a Fund’s ability to enter into foreign currency transactions, force the Fund to exit a foreign currency transaction at a disadvantageous time or price or result in penalties for the Fund, any of which may result in a loss to the Fund. In addition, the use of cross-hedging transactions may involve special risks, and may leave a Fund in a less advantageous position than if such a hedge had not been established. Because foreign currency forward contracts are privately negotiated transactions, there can be no assurance that the Fund will have flexibility to roll-over a foreign currency forward contract upon its expiration if it desires to do so. Additionally, entering into foreign currency forward contracts exposes the Fund to counterparty risk, including the risk that the other party to the contract will become insolvent, fail to perform its obligations or otherwise default under the forward contract.

Options on Futures Contracts. Each Fund may also purchase and write call and put options on futures contracts which are traded on an exchange and enter into closing transactions with respect to such options to terminate an existing position. An option on a futures contract gives the purchaser the right (in return for the premium paid) to assume a position in a futures contract (a long position if the option is a call and a short position if the option is a put) at a specified exercise price during the term of or at the expiration of the option.

The Funds will purchase and write options on futures contracts for identical purposes to those set forth above for the purchase of a futures contract (purchase of a call option or sale of a put option) and the sale of a futures contract (purchase of a put option or sale of a call option), or to close out a long or short position in futures contracts. If, for example, a Fund wished to protect against an increase in interest rates and the resulting negative impact on the value of a portion of its fixed-income portfolio, it might write a call option on an interest rate futures contract, the underlying security of which correlates with the portion of the portfolio the Fund seeks to hedge. Any premiums received in the writing of options on futures contracts may, of course, provide a further hedge against losses resulting from price declines in portions of a Fund’s portfolio. The writing of an option involves the risk of losing the entire investment or substantially more than the entire investment, thereby causing significant losses to a Fund in a relatively short period of time. The ability to trade in or exercise options may be restricted, including if trading in the underlying futures contract becomes restricted.

Repurchase Agreements. Repurchase agreements, which may be viewed as a type of secured lending by a Fund, typically involve the acquisition by a Fund of debt securities from a selling financial institution such as a bank, savings and loan association or broker-dealer. The repurchase agreements will provide that the Fund will sell back to the institution, and that the institution will repurchase, the underlying security (“collateral”) at a specified price and at a fixed time in the future, usually not more than seven days from the date of purchase. The collateral will be maintained in a segregated account and, with respect to United States repurchase agreements, will be marked to market daily to ensure that the full value of the collateral, as specified in the repurchase agreement, does not decrease below the repurchase price plus accrued interest. If such a decrease occurs, additional collateral will be requested and, when received, added to the account to maintain full collateralization. A Fund will accrue interest from the institution until the date the repurchase occurs. Although this date is deemed by each Fund to be the maturity date of a repurchase agreement, the maturities of the collateral securities are not subject to any limits and may exceed one year. Repurchase agreements that have more than seven days remaining to maturity will be considered illiquid for purposes of the restriction on each Fund’s investment in illiquid and restricted securities.

Reverse Repurchase Agreements. Reverse repurchase agreements involve sales by a Fund of portfolio securities concurrently with an agreement by the Fund to repurchase the same securities at a later date at a fixed price. Reverse repurchase agreements are speculative techniques involving leverage. Reverse repurchase agreements involve the risk that the market value of the securities a Fund is obligated to repurchase under the agreement may decline below the repurchase price. Reverse repurchase agreements involve the risk that the buyer of the securities sold might be unable to deliver them when the Fund seeks to repurchase the securities. If the buyer files for bankruptcy or becomes insolvent, the Fund may be delayed or prevented from recovering the security that it sold.

Mortgage Dollar Rolls. The Funds may enter into mortgage dollar rolls with a bank or a broker-dealer. A mortgage dollar roll is a transaction in which a Fund sells mortgage-related securities for immediate settlement and simultaneously purchases substantially similar securities for forward settlement at a discount. While a Fund begins accruing interest on the newly purchased securities from the purchase or trade date, it is able to invest the proceeds from the sale of its previously owned securities, which will be used to pay for the new securities. The use of mortgage dollar rolls is a speculative technique involving leverage, and can have an economic effect similar to borrowing money for investment purposes.

A “dollar roll” is similar to a reverse repurchase agreement in certain respects. In a “dollar roll” transaction, a Fund sells a mortgage-related security, such as a security issued by Government National Mortgage Association (“Ginnie Mae”), to a dealer and simultaneously agrees to repurchase a similar security (but not the same security) in the future at a pre-determined price. A “dollar roll” can be viewed, like a reverse repurchase agreement, as a collateralized borrowing in which a Fund pledges a mortgage-related security to a dealer to obtain cash. However, unlike reverse repurchase agreements, the dealer with which the Fund enters into a dollar roll transaction is not obligated to return the same securities as those originally sold by the Fund, but only securities which are “substantially identical.” To be considered “substantially identical,” the securities returned to the Fund generally must: (1) be collateralized by the same types of underlying mortgages; (2) be issued by the same agency and be part of the same program; (3) have a similar original stated maturity; (4) have identical net coupon rates; (5) have similar market yields (and therefore price); and (6) satisfy “good delivery” requirements, meaning that the aggregate principal amounts of the securities delivered and received back must be within 2.5% of the initial amount delivered.

A Fund also may effect simultaneous purchase and sale transactions that are known as “sale-buybacks.” A sale-buyback is similar to a reverse repurchase agreement, except that in a sale-buyback, the counterparty who purchases the security is entitled to retain any principal or interest payments made on the underlying security pending settlement of the Fund’s repurchase of the underlying security.

The use of dollar rolls and similar transactions subjects a Fund to many of the same risks as reverse repurchase agreements, including leverage risk, liquidity risk, counterparty risk, and the risk that the market value of the securities that a Fund is obligated to purchase or repurchase under the agreement may decline below the purchase or repurchase price.

Securities Loans. Each Fund may make secured loans of its portfolio securities, on either a short-term or long-term basis, amounting to not more than 33 1/3% of its total assets, thereby potentially realizing additional income. The risks in lending portfolio securities, as with other extensions of credit, consist of possible delay in recovery of the securities or possible loss of rights in the collateral should the borrower fail financially. If a borrower defaults, the value of the collateral may decline before a Fund can dispose of it. As a matter of policy, securities loans are made to broker-dealers pursuant to agreements requiring that the loans be continuously secured by collateral consisting of cash or short-term debt obligations at least equal at all times to the value of the securities on loan, marked-to-market daily. The borrower pays to a Fund an amount equal to any dividends or interest received on securities lent. A Fund may invest the cash collateral received (generally in money market investments or money market funds) or receive a fee from the borrower. In the case of cash collateral, a Fund typically pays a rebate to the borrower. A Fund retains all or a portion of the interest received on investment of the cash collateral or receives a fee from the borrower. A Fund bears the risk of any loss on the investment of the collateral; any such loss may exceed, potentially by a substantial amount, any profit to the Fund from its securities lending activities. Although voting rights, or rights to consent, with respect to the loaned securities may pass to the borrower, a Fund retains the right to call the loans at any time on reasonable notice, and it will do so to enable a Fund to exercise voting rights on any matters materially affecting the investment. Each Fund may also call such loans in order to sell the securities. A Fund may pay fees in connection with arranging loans of its portfolio securities.

Although control over, and voting rights or rights to consent with respect to, the loaned securities pass to the borrower, a Fund, as the lender, retains the right to call the loans and obtain the return of the securities loaned at any time on reasonable notice. A Fund may call such loans in order to sell the securities involved or, if the holders of the securities are asked to vote upon or consent to matters which the Fund’s Adviser believes materially affect the investment, in order to vote the securities. If the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, a Fund could experience delays and costs in recovering the securities loaned or in gaining access to the collateral. These delays and costs could be greater for foreign securities. When engaged in securities lending, a Fund’s performance will continue to reflect changes in the value of the securities loaned and will also reflect the receipt of either interest, through investment of cash collateral by a Fund in permissible investments, or a fee, if the collateral is U.S. Government securities. It is possible that a Fund will realize losses on the investment of any cash collateralizing a securities loan; any such losses would be for the account of a Fund, not the borrower.

Swap Agreements & Similar Transactions. Each Fund may enter into swap agreements and other types of over-the-counter transactions such as caps, floors and collars with broker-dealers or other financial institutions for hedging or investment purposes. An example of one type of swap involves the exchange by a Fund with another party of their respective commitments to pay or receive cash flows, for example, an exchange of floating rate payments for fixed-rate payments. The purchase of a cap entitles the purchaser, to the extent that a specified index or other underlying financial measure exceeds a predetermined value on a predetermined date or dates, to receive payments on a notional principal amount from the party selling the cap. The purchase of a floor entitles the purchaser, to the extent that a specified index or other underlying financial measure falls or other underlying measure below a predetermined value on a predetermined date or dates, to receive payments on a notional principal amount from the party selling the floor. A collar combines elements of a cap and a floor.

Swap agreements and similar transactions can be individually negotiated and structured to include exposure to a variety of different types of investments or market factors. Depending on their structures, such transactions may increase or decrease a Fund’s exposure to long-or short-term interest rates (in the United States or abroad), foreign currency values, mortgage securities, mortgage rates, corporate borrowing rates, or other factors such as security prices, inflation rates or the volatility of an index or one or more securities. For example, if a Fund enters into a swap agreement only to exchange payments in U.S. dollars for payments in a non-U.S. currency, the swap agreement would tend to decrease a Fund’s exposure to U.S. interest rates and increase its exposure to that non-U.S. currency and interest rates. The value of a Fund’s swap positions would increase or decrease depending on the changes in value of the underlying rates, currency values, volatility or other indices or measures. Caps and floors have an effect similar to buying or writing options. Depending on how they are used, swap agreements and similar transactions may increase or decrease the overall volatility of a Fund’s investments and its share price. A Fund’s ability to engage in certain swap or similar transactions may be limited by tax considerations.

Many over-the-counter derivatives are complex and their valuation often requires subjective modeling and judgment, which increases the risk of mispricing or incorrect valuation. The pricing models used may not produce valuations that are consistent with the values a Fund realizes when it closes or sells an over-the-counter derivative. Valuation risk is more pronounced when a Fund enters into over-the-counter derivatives with specialized terms because the market value of those derivatives in some cases is determined in part by reference to similar derivatives with more standardized terms. Incorrect valuations may result in increased cash payment requirements to counterparties, undercollateralization and/or errors in calculation of a Fund’s NAV. If a default occurs by the other party to such transaction, a Fund will have contractual remedies pursuant to the agreements related to the transaction, which may be limited by applicable law in the case of a counterparty’s insolvency. Also, because swap transactions typically involve a contract between the two parties, such swap investments can be extremely illiquid, as it is uncertain as to whether another counterparty would wish to take assignment of the rights under the swap contract at a price acceptable to a Fund. See Liquidity Risk and Counterparty Risk in the Prospectus and this SAI for more information.

Each Fund may also enter into options on swap agreements (“swaptions”). A swaption is a contract that gives a counterparty the right (but not the obligation) to enter into a new swap agreement or to shorten, extend, cancel or otherwise modify an existing swap agreement, at some designated future time on specified terms. Each Fund may write (sell) and purchase put and call swaptions to the same extent it may make use of standard options on securities or other instruments. Swaptions are generally subject to the same risks involved in a Fund’s use of over-the-counter (non-exchange traded) options.

Credit Default Swaps. A credit default swap is an agreement between a Fund and a counterparty that enables the Fund to buy or sell protection against a credit event related to a particular issuer. One party, acting as a protection buyer, makes periodic payments, which may be based on, among other things, a fixed or floating rate of interest, to the other party, a protection seller, in exchange for a promise by the protection seller to make a payment to the protection buyer if a negative credit event (such as a delinquent payment or default) occurs with respect to a referenced bond or group of bonds. Credit default swaps may also be structured based on the debt of a basket of issuers, rather than a single issuer, and may be customized with respect to the default event that triggers purchase or other factors (for example, the Nth default within a basket, or defaults by a particular combination of issuers within the basket, may trigger a payment obligation). As a credit protection seller in a credit default swap contract, a Fund would be required to pay the par (or other agreed-upon) value of a referenced debt obligation to the counterparty following certain negative credit events as to a specified third-party debtor, such as default by a U.S. or non-U.S. corporate issuer on its debt obligations. In return for its obligation, the Fund would receive from the counterparty a periodic stream of payments, which may be based on, among other things, a fixed or floating rate of interest, over the term of the contract provided that no event of default has occurred. If no default occurs, the Fund would keep the stream of payments, and would have no payment obligations to the counterparty. A Fund may sell credit protection in order to earn additional income and/or to take a synthetic long position in the underlying security or basket of securities.

A Fund may enter into credit default swap contracts as protection buyer in order to hedge against the risk of default on the debt of a particular issuer or basket of issuers or attempt to profit from a deterioration or perceived deterioration in the creditworthiness of the particular issuer(s) (also known as buying credit protection). This would involve the risk that the investment may expire worthless and would only generate gain in the event of an actual default by the issuer(s) of the underlying obligation(s) (or, as applicable, a credit downgrade or other indication of financial instability). It would also involve the risk that the seller may fail to satisfy its payment obligations to a Fund. The purchase of credit default swaps involves costs, which will reduce the Fund’s return.

Credit default swaps are generally subject to the same risks involved in a Fund’s use of swap transactions but also involve a number of special risks. A protection seller may have to pay out amounts following a negative credit event greater than the value of the reference obligation delivered to it by its counterparty and the amount of periodic payments previously received by it from the counterparty. When a Fund acts as a seller of a credit default swap, it is exposed to, among other things, leverage risk because if an event of default occurs the seller must pay the buyer the full notional value of the reference obligation. The value of the credit default swap to each party will change based on changes in the actual or perceived creditworthiness of the underlying issuer.

A protection buyer generally also will lose its investment and recover nothing should no credit event occur and the swap is held to its termination date. If a credit event were to occur, the value of any deliverable obligation received by the seller, coupled with the upfront or periodic payments previously received, may be less than the full notional value it pays to the buyer, resulting in a loss of value to the seller. A Fund may seek to realize gains on its credit default swap positions, or limit losses on its positions, by selling those positions in the secondary market.

There can be no assurance that a liquid market will exist at any given time for any particular credit default swap or for credit default swaps generally. The market for credit default swaps has at times become more volatile as the creditworthiness of certain counterparties has been questioned and/or downgraded. A Fund may exit its obligations under a credit default swap only by terminating the contract and paying applicable breakage fees, or by entering into an offsetting credit default swap position, which may cause the Fund to incur more losses. There can be no assurance that a Fund will be able to exit a credit default swap position effectively when it seeks to do so.

Total and Excess Return Swaps. Each Fund may also enter into total and excess return swap agreements, which are contracts in which one party agrees to make periodic payments to another party based on the change in market value of the assets underlying the contract, which may include a specified security or commodity, basket of securities or commodities, or securities or commodities indices during the specified period, in return for periodic payments based on a fixed or variable interest rate or the total return from other underlying assets. Total and excess return swap agreements may be used to obtain exposure to a security, commodity, or market without owning or taking physical custody of such security or commodity or investing directly in such market.

Total and excess return swap agreements are generally subject to the same risks involved in a Fund’s use of swap transactions and, in some cases, may effectively add leverage to a Fund’s portfolio. Swap agreements also bear the risk that a Fund will not be able to meet its obligation to the counterparty. A Fund may enter into total and excess return swaps on a net basis (i.e., the two payment streams are netted against one another with the Fund receiving or paying, as the case may be, only the net amount of the two payments). The net amount of the excess, if any, of the Fund’s obligations over its entitlements with respect to each total or excess return swap will be accrued on a daily basis, and an amount of liquid assets having an aggregate market value at least equal to the accrued excess will be segregated by the Fund to the extent required by applicable law. If the total or excess return swap transaction is entered into on other than a net basis, the full amount of the Fund’s obligations will be accrued on a daily basis, and, to the extent required by applicable law, the full amount of the Fund’s obligations will be segregated by the Fund in an amount equal to or greater than the market value of the liabilities under the total or excess return swap agreement or the amount it would have cost the Fund initially to make an equivalent direct investment, plus or minus any amount the Fund is obligated to pay or is to receive under the total or excess return swap agreement.

When, As and If Issued Securities. A Fund may purchase securities on a “when, as and if issued” basis under which the issuance of the security depends upon the occurrence of a subsequent event, such as approval of a merger, corporate reorganization, leveraged buyout or debt restructuring. The commitment for the purchase of any such security will not be recognized in the portfolio of a Fund until the Fund’s Adviser determines that issuance of the security is probable. A Fund may purchase securities on such basis without limit. The purchase of securities on a “when, as and if issued” basis may create investment leverage and increase the volatility of the Fund’s NAV. A Fund may also sell securities on a “when, as and if issued” basis provided that the issuance of the security will result automatically from the exchange or conversion of a security owned by the Fund at the time of the sale.

When-Issued and Delayed Delivery Securities and Forward Commitments. When purchasing a security on a when-issued, delayed delivery, or forward commitment basis, a Fund assumes many of the benefits and risks of ownership of the security, including the risk of price and yield fluctuations, but does not take delivery of the security until a date substantially after the date the transaction is entered into. Because the Fund is not required to pay for the security until the delivery date, these transactions may create investment leverage. When a Fund has sold a security on a when-issued, delayed delivery, or forward commitment basis, the Fund does not participate in future gains or losses with respect to the security. Proposed amendments to rules of the Financial Industry Regulatory Authority, Inc. (“FINRA”) would impose mandatory margin requirements for certain types of when-issued, delayed delivery, or forward commitment transactions, with limited exceptions. Such transactions historically have not been required to be collateralized, and, if those rules are implemented, mandatory collateralization could increase the cost of such transactions and impose added operational complexity.

Mortgage-backed and Asset-backed Securities. Mortgage-backed securities, including CMOs and certain stripped mortgage-backed securities, represent a participation in, or are secured by, mortgage loans. Asset-backed securities are structured like mortgage-backed securities, but instead of mortgage loans or interests in mortgage loans, the underlying assets may include a wide variety of items, including, without limitation, motor vehicle installment sales or installment loan contracts, leases of various types of real, personal and other property (including those relating to aircrafts, containers, railroads, telecommunication, energy, and/or other infrastructure assets and infrastructure-related assets), receivables from credit card agreements and automobile finance agreements, student loans, consumer loans, home equity loans, mobile home loans, boat loans, and income from other non-mortgage-related income streams, such as income from business and small business loans, project finance loans, renewable energy projects, personal financial assets, timeshare receivables and franchise rights. The cash flow generated by the underlying assets is applied to make required payments on the securities and to pay related administrative expenses. The amount of residual cash flow resulting from a particular issue of asset-backed or mortgage-backed securities depends on, among other things, the characteristics of the underlying assets, the coupon rates on the securities, prevailing interest rates, the amount of administrative expenses and the actual prepayment experience on the underlying assets. The Funds may each invest in any such instruments or variations as may be developed, to the extent consistent with its investment objectives and policies and applicable regulatory requirements. In general, the collateral supporting asset-backed securities is of a shorter maturity than mortgage loans and is likely to experience substantial prepayments.

Mortgage-backed securities have yield and maturity characteristics corresponding to the underlying assets. Unlike traditional debt securities, which may pay a fixed rate of interest until maturity, when the entire principal amount comes due, payments on certain mortgage-backed securities include both interest and a partial repayment of principal. Besides the scheduled repayment of principal, repayments of principal may result from the voluntary prepayment, refinancing or foreclosure of the underlying mortgage loans. If property owners make unscheduled prepayments of their mortgage loans, these prepayments will result in early payment of the applicable mortgage-backed securities. In that event a Fund may be unable to invest the proceeds from the early payment of the mortgage-backed securities in an investment that provides as high a yield as the mortgage-backed securities. Consequently, early payment associated with mortgage-backed securities may cause these securities to experience significantly greater price and yield volatility than that experienced by traditional fixed-income securities. The occurrence of mortgage prepayments is affected by factors including the level of interest rates, general economic conditions, the location and age of the mortgage and other social and demographic conditions. During periods of falling interest rates, the rate of mortgage prepayments tends to increase, thereby tending to decrease the life of mortgage-backed securities, which may result in a Fund having to reinvest proceeds in other investments with a lower interest rate. During periods of rising interest rates, the rate of mortgage prepayments usually decreases, thereby tending to increase the life of mortgage-backed securities, which may lock in a below-market interest rate and reduce the value of the security. If the life of a mortgage-backed security is inaccurately predicted, a Fund may not be able to realize the rate of return it expected.

Adjustable rate mortgage securities (“ARMs”), like traditional mortgage-backed securities, are interests in pools of mortgage loans that provide investors with payments consisting of both principal and interest as mortgage loans in the underlying mortgage pool are paid off by the borrowers. Unlike fixed-rate mortgage-backed securities, ARMs are collateralized by or represent interests in mortgage loans with variable rates of interest. These interest rates are reset at periodic intervals, usually by reference to an interest rate index or market interest rate. Although the rate adjustment feature may act as a buffer to reduce sharp changes in the value of adjustable rate securities, these securities are still subject to changes in value based on, among other things, changes in market interest rates or changes in the issuer’s creditworthiness. Because the interest rates are reset only periodically, changes in the interest rate on ARMs may lag changes in prevailing market interest rates. Also, some ARMs (or the underlying mortgages) are subject to caps or floors that limit the maximum change in the interest rate during a specified period or over the life of the security. As a result, changes in the interest rate on an ARM may not fully reflect changes in prevailing market interest rates during certain periods.

A Fund may also invest in hybrid ARMs, whose underlying mortgages combine fixed-rate and adjustable rate features.

Mortgage-backed and asset-backed securities are less effective than other types of securities as a means of locking in attractive long-term interest rates. One reason is the need to reinvest prepayments of principal; another is the possibility of significant unscheduled prepayments resulting from declines in interest rates. These prepayments would have to be reinvested at lower rates. The automatic interest rate adjustment feature of mortgages underlying ARMs likewise reduces the ability to lock-in attractive rates. As a result, mortgage-backed and asset-backed securities may have less potential for capital appreciation during periods of declining interest rates than other securities of comparable maturities, although they may have a similar risk of decline in market value during periods of rising interest rates. Prepayments may also significantly shorten the effective maturities of these securities, especially during periods of declining interest rates. Conversely, during periods of rising interest rates, a reduction in prepayments may increase the effective maturities of these securities, subjecting them to a greater risk of decline in market value in response to rising interest rates than traditional debt securities, and, therefore, potentially increasing the volatility of a Fund.

At times, some mortgage-backed and asset-backed securities will have higher than market interest rates and therefore will be purchased at a premium above their par value. Prepayments may cause losses on securities purchased at a premium.

CMOs may be issued by a U.S. Government agency or instrumentality or by a private issuer. Although payment of the principal of, and interest on, the underlying collateral securing privately issued CMOs may be guaranteed by the U.S. Government or its agencies or instrumentalities, these CMOs represent obligations solely of the private issuer and are not insured or guaranteed by the U.S. Government, its agencies or instrumentalities or any other person or entity. Government-

related guarantors (i.e., not backed by the full faith and credit of the U.S. Government) include Fannie Mae (formally known as Federal National Mortgage Association) and Freddie Mac (formally known as Federal Home Loan Mortgage Corporation). Fannie Mae is a government-sponsored corporation the common stock of which is owned entirely by private stockholders. Fannie Mae purchases conventional (i.e., not insured or guaranteed by any government agency) residential mortgages from a list of approved seller/servicers which include state and federally chartered savings and loan associations, mutual savings banks, commercial banks, and credit unions and mortgage bankers. Pass-through securities issued by Fannie Mae (also known as “Fannie Maes”) are guaranteed as to timely payment of principal and interest by Fannie Mae, but are not backed by the full faith and credit of the U.S. Government. Freddie Mac was created by Congress in 1970 for the purpose of increasing the availability of mortgage credit for residential housing. It is a government-sponsored corporation that issues Freddie Mac Guaranteed Mortgage Pass-Through Certificates (also known as “Freddie Macs” or “PCs”), which are pass-through securities, each representing an undivided interest in a pool of residential mortgages. Freddie Mac guarantees the timely payment of interest and ultimate collection of principal, but PCs are not backed by the full faith and credit of the U.S. Government. A Fund may also invest in bonds, including unguaranteed mezzanine bonds and subordinate bonds, securitized through Freddie Mac’s “K-Deal” program, which securitizes mortgage loans backed by multi-family apartment properties. Such bonds are also not backed by the full faith and credit of the U.S. Government.

Prepayments could cause early retirement of CMOs. CMOs are designed to reduce the risk of prepayment for certain investors by issuing multiple classes of securities, each having different maturities, interest rates and payment schedules, and with the principal and interest on the underlying mortgages allocated among the several classes in various ways. Payment of interest or principal on some classes or series of CMOs may be subject to contingencies or some classes or series may bear some or all of the risk of default on the underlying mortgages. CMOs of different classes or series are generally retired in sequence as the underlying mortgage loans in the mortgage pool are repaid. If enough mortgages are repaid ahead of schedule, the classes or series of a CMO with the earliest maturities generally will be retired prior to their maturities. Thus, the early retirement of particular classes or series of a CMO would have the same effect as the prepayment of mortgages underlying other mortgage-backed securities. Conversely, slower than anticipated prepayments can extend the effective maturities of CMOs, subjecting them to a greater risk of decline in market value in response to rising interest rates than traditional debt securities, and, therefore, potentially increasing their volatility.

Prepayments could result in losses on stripped mortgage-backed securities. Stripped mortgage-backed securities are usually structured with two classes that receive different portions of the interest and principal distributions on a pool of mortgage loans. The yield to maturity on an interest only (“IO”) class of stripped mortgage-backed securities is extremely sensitive not only to changes in prevailing interest rates but also to the rate of principal payments (including prepayments) on the underlying assets. A rapid rate of principal prepayments may have a measurable adverse effect on a Fund’s yield to maturity to the extent it invests in IOs. If the assets underlying the IO experience greater than anticipated prepayments of principal, a Fund may fail to recoup fully its initial investment in these securities. Principal only (“POs”) tend to increase in value if prepayments are greater than anticipated and decline if prepayments are slower than anticipated. The secondary market for stripped mortgage-backed securities may be more volatile and less liquid than that for other mortgage-backed securities, potentially limiting a Fund’s ability to buy or sell those securities at any particular time.

Subprime mortgage loans, which typically are made to less creditworthy borrowers, have a higher risk of default than conventional mortgage loans. Therefore, mortgage-backed securities backed by subprime mortgage loans may suffer significantly greater declines in value due to defaults or the increased risk of default.

The mortgage loans backing the mortgage-backed securities in which a Fund may invest may include re-performing loans (“RPLs”), non-performing loans and non-qualified mortgage (“Non-QM”) loans. RPLs are loans that have previously been delinquent but are current at the time they are securitized. Fannie Mae and Freddie Mac, among others, securitize RPLs. For example, in Fannie Mae’s case, the RPLs securitized are single-family, fixed rate re-performing loans that generally were previously placed in a mortgage-backed security trust with certificates guaranteed by Fannie Mae, purchased from the trust by Fannie Mae and held as a distressed asset after four or more months of delinquency, and subsequently became current (i.e., performing) again. Such RPLs may have exited delinquency through efforts at reducing defaults (e.g., loan modification). In selecting RPLs for securitization, Fannie Mae follows certain criteria related to length of time the loan has been performing, the type of loan (single-family, fixed rate), and the status of the loan as first lien, among other things. Fannie Mae may include different loan structures and modification programs in the future. Non-performing loans are mortgage loans where the borrower is in default or is or has been delinquent, for a potentially significant period of time, as to the payment of interest and/or principal. Non-QM loans do not comply with the rules of the Consumer Financial Protection Bureau (the “CFPB”) relating to qualified mortgages (“QM”). To qualify as a QM loan under the CFPB’s rules, the loan must meet certain requirements, such as a borrower debt-to-income ratio, being fully-amortizing, and limits on loan fees. Non-QM loans do not comply with at least one of these requirements.

In addition to investing in mortgage-backed securities that are backed by mortgage loans themselves, a Fund may invest in securities that are backed by mortgage servicing rights (“MSRs”), including normal MSRs and excess MSRs. Normal MSRs refer to the contractual right to cash flows payable to the mortgage servicer of a pool of mortgage loans for their ongoing administrative duties to the extent such cash flows do not exceed a reasonable amount of consideration for normal servicing activities. Excess MSRs are the rights to any amount of cash flows in excess of normal MSRs.

The risks associated with other asset-backed securities (including in particular the risks of issuer default and of early prepayment) are generally similar to those described above for CMOs. In addition, because asset-backed securities generally do not have the benefit of a security interest in the underlying assets that is comparable to a mortgage (though certain asset-backed securities, such as ETCs and EETCs, may be structured such that there is a security interest in the underlying asset), asset-backed securities may present certain additional risks that are not commonly present with mortgage-backed securities. The ability of an issuer of asset-backed securities to enforce its security interest in the underlying assets may be limited. For example, revolving credit receivables are generally unsecured and the debtors on such receivables are entitled to the protection of a number of state and federal consumer credit laws, many of which give debtors the right to set-off certain amounts owed, thereby reducing the balance due. Automobile receivables generally are secured, but by automobiles, rather than by real property. Similarly, ETCs and EETCs are often secured by different types of equipment (see “--Equipment Trust Certificates (ETCs) and Enhanced Equipment Trust Certificates (EETCs)”).

Asset-backed securities may be collateralized by the fees earned by service providers. The values of asset-backed securities may be substantially dependent on the servicing of the underlying asset and are therefore subject to risks associated with the negligence or malfeasance by their servicers and to the credit risk of their servicers. In certain circumstances, the mishandling of related documentation may also affect the rights of the security holders in and to the underlying collateral. The insolvency of entities that generate receivables or that utilize the assets may result in added costs and delays in addition to losses associated with a decline in the value of the underlying assets.

Federal, state and local government officials and representatives as well as certain private parties have proposed actions to assist homeowners who own or occupy property subject to mortgages. Certain of those proposals involve actions that would likely affect the mortgages that underlie or relate to certain mortgage-related securities, including securities or other instruments which the Funds may hold or in which they may invest. Some of those proposals include, among other things, lowering or forgiving principal balances; forbearing, lowering or eliminating interest payments; or utilizing eminent domain powers to seize mortgages, potentially for below market compensation. The prospective or actual implementation of one or more of these proposals may significantly and adversely affect the value and liquidity of securities held by the Funds and could cause a Fund’s NAV to decline, potentially significantly. Significant uncertainty remains in the market concerning the resolution of these issues; the range of proposals and the potential implications of any implemented solution are impossible to predict.

The Funds may invest in any level of the capital structure of an issuer of mortgage-backed or asset-backed securities, including the equity or “first loss” tranche. See “—Collateralized Debt Obligations” below.

Consistent with a Fund’s investment objective and policies, the Adviser may also cause a Fund to invest in other types of mortgage- and asset-backed securities offered currently or in the future, including certain yet-to-be-developed types of mortgage- and asset-backed securities which may be created as the market evolves.

Equipment Trust Certificates (“ETCs”) and Enhanced Equipment Trust Certificates (“EETCs”). ETCs and EETCs are types of asset-backed securities that generally represent undivided fractional interests in a trust whose assets consist of a pool of equipment retail installment contracts or leased equipment. EETCs are similar to ETCs, except that the securities have been divided into two or more classes, each with different payment priorities and asset claims (see “—Collateralized Debt Obligations Risk” below for information regarding how different classes or tranches of interests issued by an issuer can affect the risks of an investment in EETCs). ETCs and EETCs are typically issued by specially-created trusts established by airlines, railroads, or other transportation firms. The assets of ETCs and EETCs are used to purchase equipment, such as airplanes, railroad cars, or other equipment, which may in turn serve as collateral for the related issue of the ETCs or EETCs, and the title to such equipment is held in trust for the holders of the issue. The equipment generally is leased from the specially-created trust by the airline, railroad or other firm, which makes rental or lease payments to the specially-created trust to provide cash flow for payments to ETC and EETC holders. Holders of ETCs and EETCs must look to the collateral securing the certificates, typically together with a guarantee provided by the lessee firm or its parent company for the payment of lease obligations, in the case of default in the payment of principal and interest on the ETCs or EETCs.

ETCs and EETCs are subject to the risk that the lessee or payee defaults on its payments, and risks related to potential declines in the value of the equipment that serves as collateral for the issue. ETCs and EETCs are generally regarded as obligations of the company that is leasing the equipment and may be shown as liabilities in its balance sheet as a capitalized lease in accordance with generally accepted accounting principles. The lessee company, however, does not own the equipment until all the certificates are redeemed and paid. In the event the company defaults under its lease, the trustee may terminate the lease. If another lessee is not available, then payments on the certificates would cease until another lessee is available.

Pass-Through Notes. A Fund may invest in pass-through notes, which are a type of pass-through obligation of the operator of a marketplace lending platform. The operator of a marketplace lending platform may purchase loan(s) from a funding bank at par using the funds of multiple lenders on deposit in a segregated deposit account held by the operator, and then issue to each such lender at par a pass-through note of the operator (or an affiliate of the operator) representing the right to receive the lender’s proportionate share of all principal and interest payments received by the operator from the borrower on the loan funded by such lender (net of the platform servicing fees). Pass-through notes are not direct obligations of the borrowers under the underlying marketplace loans originated by such platforms. As such, holders of certain pass-through notes are exposed to the credit risk of the operator. An operator that becomes subject to bankruptcy proceedings may be unable to make full and timely payments on its pass-through notes even if the borrowers of the underlying marketplace loans timely make all payments due from them. In addition, pass-through notes are non-recourse obligations (except to the extent that the operator actually receives payments from the borrower on the loan). Accordingly, lenders assume all of the borrower credit risk on the loans they fund and are not entitled to recover any deficiency of principal or interest from the operator if the borrower defaults on its payments.

There may be a delay between the time a Fund commits to purchase a pass-through note and the issuance of such note and, during such delay, the funds committed to such an investment will not be available for investment in any other instruments. Because the funds committed to an investment in pass-through notes do not earn interest until the issuance of the note, the delay in issuance will have the effect of reducing the effective rate of return on the investment.

Collateralized Debt Obligations. Collateralized debt obligations (“CDOs”) are a type of asset-backed security and include, among other things, collateralized bond obligations (“CBOs”), collateralized loan obligations (“CLOs”) and other similarly structured securities. A CBO is a trust which may be backed by a diversified pool of high risk, below investment grade fixed income securities. A CLO is a trust typically collateralized by a pool of loans, which may include, among others, domestic and foreign senior secured loans, senior unsecured loans, second lien loans or other types of subordinate loans, and mezzanine loans, including loans that may be rated below investment grade or equivalent unrated loans and including loans that may be covenant-lite. The cash flows from the CDO trust are generally split into two or more portions, called tranches, varying in risk and yield. Senior tranches are paid from the cash flows from the underlying assets before the junior tranches and equity or “first loss” tranches. Losses are first borne by the equity tranches, next by the junior tranches, and finally by the senior tranches. Senior tranches pay the lowest interest rates but are generally safer investments than more junior tranches because, should there be any default, senior tranches are typically paid first. The most junior tranches, such as equity tranches, would attract the highest interest rates but suffer the highest risk of loss should the holder of an underlying loan default. If some loans default and the cash collected by the CDO is insufficient to pay all of its investors, those in the lowest, most junior tranches suffer losses first. Since it is partially protected from defaults, a senior tranche from a CDO trust typically has higher ratings and lower yields than the underlying securities, and can be rated investment grade. Despite the protection from the equity tranche, more senior CDO tranches can experience substantial losses due to actual defaults, increased sensitivity to defaults due to collateral default and disappearance of protecting tranches, market anticipation of defaults and aversion to CDO securities as a class.

The risks of an investment in a CDO depend largely on the quality and type of the collateral and the tranche of the CDO in which the Funds invest. Normally, CBOs, CLOs and other CDOs are privately offered and sold, and thus are not registered under the securities laws. As a result, there may be a limited secondary market for investments in CDOs and such investments may be illiquid. In addition to the risks associated with debt instruments (e.g., interest rate risk and credit risk), CDOs carry additional risks including, but not limited to: (i) the possibility that distributions from collateral securities will not be adequate to make interest or other payments; (ii) the quality of the collateral may decline in value or default; (iii) the possibility that a Fund may invest in CDOs that are subordinate to other classes of the issuer’s securities; and (iv) the complex structure of the security may not be fully understood at the time of investment and may produce disputes with the issuer or unexpected investment results.

A Fund may invest in CDOs (including CLOs and CBOs) and other structured products (see “Structured Products and Structured Notes Risk”) sponsored or managed by, or otherwise affiliated with, the Adviser or related parties of the Adviser. Such investments may include investments in debt or equity interests issued of the CDO or structured product as well as investments purchased on the secondary market, and a Fund may invest in any tranche of the CDO or structured product, including an equity tranche.

Collateralized Mortgage Obligations (CMOs) and Multiclass Pass-Through Securities. CMOs are debt obligations collateralized by mortgage loans or mortgage pass-through securities. CMOs may be collateralized by Ginnie Mae, Fannie Mae, or Freddie Mac certificates, but also may be collateralized by whole loans or private mortgage pass-through securities (such collateral is collectively hereinafter referred to as “Mortgage Assets”). Mortgage Assets may be collateralized by commercial or residential uses. Multiclass pass-through securities are equity interests in a trust composed of Mortgage Assets. Payments of principal of and interest on the Mortgage Assets, and any reinvestment income thereon, may require the Funds to pay debt service on the CMOs or make scheduled distributions on the multiclass pass-through securities. CMOs may be issued by an agency, instrumentality or sponsored corporation of the U.S. Government (“Federal Agency”), or by private originators of, or investors in, mortgage loans, including savings and loan associations, mortgage banks, commercial banks, investment banks and special purpose subsidiaries of the foregoing. The issuer of a series of mortgage pass-through securities may elect to be treated as a REMIC. REMICs include governmental and/or private entities that issue a fixed pool of mortgages secured by an interest in real property. REMICs are similar to CMOs in that they issue multiple classes of securities, but unlike CMOs, which are required to be structured as debt securities, REMICs may be structured as indirect ownership interests in the underlying assets of the REMICs themselves. Although CMOs and REMICs differ in certain respects, characteristics of CMOs described below apply in most cases to REMICs, as well.

In a CMO, a series of bonds or certificates is issued in multiple classes. Each class of CMOs, often referred to as a tranche, is issued at a specific fixed or floating coupon rate and has a stated maturity or final distribution date. Principal prepayments on the Mortgage Assets may cause the CMOs to be retired substantially earlier than their stated maturities or final distribution dates. Interest is paid or accrues on all classes of the CMOs on a monthly, quarterly or semiannual basis. Certain CMOs may have variable or floating interest rates and others may be stripped mortgage securities. For more information on stripped mortgage securities, see “Stripped Mortgage Securities” below. A Fund’s investment in CMOs may include investment in Z Bonds. Interest on a Z Bond is accrued and added to principal and a like amount is paid as principal on the other tranches of the CMO currently being paid off. When the other tranches of the CMO are paid in full, interest and principal on the Z Bond begin to be paid currently; as a result, Z Bonds typically have a longer average life relative to other tranches of the CMO.

The principal of and interest on the Mortgage Assets may be allocated among the several classes of a CMO series in a number of different ways. Generally, the purpose of the allocation of the cash flow of a CMO to the various classes is to obtain a more predictable cash flow to certain of the individual tranches than exists with the underlying collateral of the CMO. As a general rule, the more predictable the cash flow is on a CMO tranche, the lower the anticipated yield will be on that tranche at the time of issuance relative to prevailing market yields on other mortgage-backed securities. As part of the process of creating more predictable cash flows on most of the tranches in a series of CMOs, one or more tranches generally must be created that absorb most of the volatility in the cash flows on the underlying mortgage loans. The yields on these tranches are generally higher than prevailing market yields on mortgage-backed securities with similar maturities. As a result of the uncertainty of the cash flows of these tranches, the market prices of and yield on these tranches generally are more volatile. See “—Collateralized Debt Obligations” above for a discussion on investments in structured products with multiple tranches.

CMO Residuals. CMO residuals are mortgage securities issued by agencies or instrumentalities of the U.S. Government or by private originators of, or investors in, mortgage loans, including savings and loan associations, homebuilders, mortgage banks, commercial banks, investment banks and special purpose entities of the foregoing. The cash flow generated by the mortgage assets underlying a series of a CMO is applied first to make required payments of principal and interest on the securities or certificates issued by the CMO and second to pay the related administrative expenses and any management fee of the issuer. The residual in a CMO structure generally represents the interest in any excess cash flow remaining after making the foregoing payments. Each payment of such excess cash flow to a holder of the related CMO residual represents income and/or a return of capital. The amount of residual cash flow resulting from a CMO will depend on, among other things, the characteristics of the mortgage assets, the coupon rate of each class of CMO, prevailing interest rates, the amount of administrative expenses and the pre-payment experience on the mortgage assets. In particular, the yield to maturity on CMO residuals is extremely sensitive to pre-payments on the related underlying mortgage assets. In addition, if a series of a CMO includes a class that bears interest at an adjustable rate, the yield to maturity on the related CMO residual will also be extremely sensitive to changes in the level of the index upon which interest rate adjustments are based. As described below with respect to stripped mortgage-backed securities, in certain circumstances the Fund may fail to recoup fully its initial investment in a CMO residual. CMO residuals are generally purchased and sold by institutional investors through several investment banking firms acting as brokers or dealers. In addition, CMO residuals may, or pursuant to an exemption therefrom, may not have been registered under the Securities Act. CMO residuals, whether or not registered under the Securities Act, may be subject to certain restrictions on transferability, and may be deemed “illiquid.”

Credit Risk Transfer Securities Risk. Credit risk transfer securities are fixed- or floating-rate unsecured general obligations issued from time to time by Freddie Mac, Fannie Mae or other government sponsored entities (“GSEs”). Typically, such securities are issued at par and have stated final maturities. The securities are structured so that: (i) interest is paid directly by the issuing GSE, and (ii) principal is paid by the issuing GSE in accordance with the principal payments and default performance of a certain pool of residential mortgage loans acquired by the GSE (“reference obligations”). The performance of the securities will be directly affected by the selection of the reference obligations by the GSE. Such securities are issued in tranches to which are allocated certain principal repayments and credit losses corresponding to the seniority of the particular tranche. Each tranche of securities will have credit exposure to the reference obligations and the yield to maturity will be directly related to, among other things, the amount and timing of certain defined credit events on the reference obligations, any prepayments by borrowers and any removals of a reference obligation from the pool.

Credit risk transfer securities are unguaranteed and unsecured debt securities issued by the GSE and therefore are not directly linked to or backed by the underlying mortgage loans. As a result, in the event that a GSE fails to pay principal or interest on its credit risk transfer securities or goes through a bankruptcy, insolvency or similar proceeding, holders of such credit risk transfer securities have no direct recourse to the underlying mortgage loans and will generally receive recovery on par with other unsecured creditors in such a scenario. Each Fund may also invest in credit risk transfer securities that are issued by private entities, such as banks or other financial institutions. Such securities are subject to risks similar to those associated with credit risk transfer securities issued by GSEs, though they may be less credit worthy than a GSE.

The risks associated with an investment in credit risk transfer securities are different than the risks associated with an investment in mortgage-backed securities subject to a guarantee or the credit support of Fannie Mae, Freddie Mac, or other GSEs because some or all of the mortgage default or credit risk associated with the underlying mortgage loans is transferred to investors in credit risk transfer securities. As a result, the risk of loss is substantially greater with credit risk transfer securities.

Government Mortgage Pass-Through Securities. A Fund may invest in mortgage pass-through securities representing participation interests in pools of residential mortgage loans purchased from individual lenders by Federal Agencies or originated by private lenders and guaranteed, to the extent provided in such securities, by an applicable Federal Agency. Such securities, which are ownership interests in the underlying mortgage loans, differ from conventional debt securities, which provide for periodic payment of interest in fixed amounts (usually semiannually) and principal payments at payments (not necessarily in fixed amounts) that are a pass-through of the monthly interest and principal payments (including any prepayments) made by the individual borrowers on the pooled mortgage loans, net of any fees paid to the guarantor of such securities and the servicer of the underlying mortgage loans.

The government mortgage pass-through securities in which the Funds may invest include those issued or guaranteed by Ginnie Mae, Fannie Mae and Freddie Mac. Ginnie Mae certificates are direct obligations of the U.S. Government and, as such, are backed by the full faith and credit of the United States. Fannie Mae is a federally chartered, privately owned corporation and Freddie Mac is a corporate instrumentality of the United States. Fannie Mae and Freddie Mac certificates are not backed by the full faith and credit of the United States but the issuing agency or instrumentality has the right to borrow, to meet its obligations, from an existing line of credit with the U.S. Treasury. The U.S. Treasury has no legal obligation to provide such line of credit and may choose not to do so.

Certificates for these types of mortgage-backed securities evidence an interest in a specific pool of mortgages. These certificates are, in most cases, modified pass-through instruments, wherein the issuing agency guarantees the payment of principal and interest on mortgages underlying the certificates, whether or not such amounts are collected by the issuer on the underlying mortgages.

The Housing and Economic Recovery Act of 2008 (“HERA”) authorized the Secretary of the Treasury to support Fannie Mae, Freddie Mac, and the Federal Home Loan Banks (“FHLBs”) (collectively, the “GSEs”) by purchasing obligations and other securities from those government-sponsored enterprises. HERA gave the Secretary of the Treasury broad authority to determine the conditions and amounts of such purchases.

On September 6, 2008, the Federal Housing Finance Agency (“FHFA”) placed Fannie Mae and Freddie Mac into conservatorship. As the conservator, FHFA succeeded to all rights, titles, powers and privileges of Fannie Mae and Freddie Mac and of any stockholder, officer or director of Fannie Mae and Freddie Mac with respect to Fannie Mae and Freddie Mac and the assets of Fannie Mae and Freddie Mac. FHFA selected a new chief executive officer and chairman of the board of directors for Fannie Mae and Freddie Mac.

In connection with the conservatorship, the U.S. Treasury, exercising powers granted to it under HERA, entered into a Senior Preferred Stock Purchase Agreement (“SPA”) with each of Fannie Mae and Freddie Mac pursuant to which the U.S. Treasury will purchase up to an aggregate of $100 billion of each of Fannie Mae and Freddie Mac to maintain a positive net worth in each enterprise. This agreement contains various covenants that severely limit each enterprise’s operations. In exchange for entering into these agreements, the U.S. Treasury received $1 billion of each enterprise’s senior preferred stock and warrants to purchase 79.9% of each enterprise’s common stock. On February 18, 2009, the U.S. Treasury announced that it was doubling the size of its commitment to each enterprise under the Senior Preferred Stock Program to $200 billion. The U.S. Treasury’s obligations under the Senior Preferred Stock Program are for an indefinite period of time for a maximum amount of $200 billion per enterprise. On December 24, 2009, the U.S. Treasury announced further amendments to the SPAs which included additional financial support for each GSE through the end of 2012 and changes to the limits on their retained mortgage portfolios. Although legislation has been enacted to support certain GSEs, including the FHLBs, Freddie Mac and Fannie Mae, there is no assurance that GSE obligations will be satisfied in full, or that such obligations will not decrease in value or default. It is difficult, if not impossible, to predict the future political, regulatory or economic changes that could impact the GSEs and the values of their related securities or obligations.

Fannie Mae and Freddie Mac are continuing to operate as going concerns while in conservatorship and each remains liable for all of its obligations, including its guaranty obligations, associated with its mortgage-backed securities. The SPA is intended to enhance each of Fannie Mae’s and Freddie Mac’s ability to meet its obligations. The FHFA has indicated that the conservatorship of each enterprise will end when the director of FHFA determines that FHFA’s plan to restore the enterprise to a safe and solvent condition has been completed.

Fannie Mae and Freddie Mac may be dependent upon the continued support of the U.S. Treasury and the FHFA in order to continue operating their businesses. Fannie Mae and Freddie Mac also receive substantial support from the Federal Reserve, which may cease at any time. The conservatorship has no specified termination date. There can be no assurance as to when or how the conservatorship will be terminated or whether Fannie Mae or Freddie Mac will continue to exist following the conservatorship or what their respective businesses structures will be during or following the conservatorship.

Under the Federal Housing Finance Regulatory Reform Act of 2008 (the “Reform Act”), which was included as part of Housing and Economic Recovery Act of 2008, FHFA, as conservator or receiver, has the power to repudiate any contract entered into by Fannie Mae or Freddie Mac prior to FHFA’s appointment as conservator or receiver, as applicable, if FHFA determines, in its sole discretion, that performance of the contract is burdensome and that repudiation of the contract promotes the orderly administration of Fannie Mae’s or Freddie Mac’s affairs. The Reform Act requires FHFA to exercise its right to repudiate any contract within a reasonable period of time after its appointment as conservator or receiver. FHFA, in its capacity as conservator, has indicated that it has no intention to repudiate the guaranty obligations of Fannie Mae or Freddie Mac because FHFA views repudiation as incompatible with the goals of the conservatorship. However, in the event that FHFA, as conservator or if it is later appointed as receiver for Fannie Mae or Freddie Mac, were to repudiate any such guaranty obligation, the conservatorship or receivership estate, as applicable, would be liable for actual direct compensatory damages in accordance with the provisions of the Reform Act. Any such liability could be satisfied only to the extent of Fannie Mae’s or Freddie Mac’s available assets. The future financial performance of Fannie Mae and Freddie Mac is heavily dependent on the performance of the U.S. housing market. See “Credit and Market Risks of Mortgage-Backed Securities” below for more information regarding the conservatorship and related risks.

Certain rights provided to holders of mortgage-backed securities issued by Fannie Mae and Freddie Mac under the operative documents related to such securities may not be enforced against FHFA, or enforcement of such rights may be delayed, during the conservatorship or any future receivership. The operative documents for Fannie Mae and Freddie Mac mortgage-backed securities may provide (or with respect to securities issued prior to the date of the appointment of the conservator may have provided) that upon the occurrence of an event of default on the part of Fannie Mae or Freddie Mac, in its capacity as guarantor, which includes the appointment of a conservator or receiver, holders of such mortgage-backed securities have the right to replace Fannie Mae or Freddie Mac as trustee if the requisite percentage of mortgage-backed security holders consent. The Reform Act prevents mortgage-backed security holders from enforcing such rights if the event of default arises solely because a conservator or receiver has been appointed. The Reform Act also provides that no person may exercise any right or power to terminate, accelerate or declare an event of default under certain contracts to which Fannie Mae or Freddie Mac is a party, or obtain possession of or exercise control over any property of Fannie Mae or Freddie Mac, or affect any contractual rights of Fannie Mae or Freddie Mac, without the approval of FHFA, as conservator or receiver, for a period of 45 or 90 days following the appointment of FHFA as conservator or receiver, respectively.

In a February 2011 report to Congress from the Treasury Department and the Department of Housing and Urban Development, the Obama administration provided a plan to reform America’s housing finance market. The plan would reduce the role of and eventually eliminate Fannie Mae and Freddie Mac. Notably, the plan does not propose similar significant changes to Ginnie Mae, which guarantees payments on mortgage-related securities backed by federally insured or guaranteed loans such as those issued by the Federal Housing Association or guaranteed by the Department of Veterans Affairs. The report also identified three proposals for Congress and the administration to consider for the long-term structure of the housing finance markets after the elimination of Fannie Mae and Freddie Mac, including implementing: (i) a privatized system of housing finance that limits government insurance to very limited groups of creditworthy low- and moderate-income borrowers; (ii) a privatized system with a government backstop mechanism that would allow the government to insure a larger share of the housing finance market during a future housing crisis; and (iii) a privatized system where the government would offer reinsurance to holders of certain highly-rated mortgage-related securities insured by private insurers and would pay out under the reinsurance arrangements only if the private mortgage insurers were insolvent.

Under the FHFA’s “Single Security Initiative,” Fannie Mae and Freddie Mac have entered into a joint initiative to develop a common securitization platform for the issuance of uniform mortgage-backed securities (“UMBS”), which would generally align the characteristics of Fannie Mae and Freddie Mac participation certificates. In June 2019, Fannie Mae and Freddie Mac began issuing UMBS in place of their offerings of “to be announced”- eligible mortgage-backed securities. The long-term effect of the issuance of UMBS on the market for mortgage-backed securities is uncertain.

Long-term, continued operation in government-run conservatorships is not sustainable for Fannie Mae or Freddie Mac. Each of Fannie Mae and Freddie Mac has a small capital reserve, is operating on a remaining, finite financial commitment from taxpayers, and cannot rebuild capital under the terms of support from Treasury. As of the date of this SAI, there have been ongoing discussions regarding the operation of Fannie Mae and Freddie Mac; there can be no assurance as to the outcome of these discussions, nor any prediction about the resulting impact on the U.S. housing or financial markets.

Inverse Floaters. An inverse floater is a type of instrument that bears a floating or variable interest rate that moves in the opposite direction to interest rates generally or the interest rate on another security or index. Changes in interest rates generally, or the interest rate of the other security or index, inversely affect the interest rate paid on the inverse floater, with the result that the inverse floater’s price will be considerably more volatile than that of a fixed-rate bond. Brokers typically create inverse floaters by depositing an income-producing instrument, which may be a mortgage-backed security, in a trust. The trust in turn issues a variable rate security and inverse floaters. The returns on the inverse floaters may be leveraged, increasing substantially their volatility and interest rate sensitivity. The rate at which interest is paid by the trust on an inverse floater may vary by a magnitude that exceeds the magnitude of the change in a reference rate of interest (typically a short term interest rate), and the market prices of inverse floaters may as a result be highly sensitive to changes in interest rates and in prepayment rates on the underlying securities, and may decrease significantly when interest rates increase or prepayment rates change. The interest rate for the variable rate security is typically determined by an index or an auction process, while the inverse floater holder receives the balance of the income from the underlying income-producing instrument less an auction fee.

Loans, Assignments, and Participations. A Fund may make loans, and may acquire or invest in loans made by others. A Fund may acquire a loan interest directly by acting as a member of the original lending syndicate. Alternatively, a Fund may acquire some or all of the interest of a bank or other lending institution in a loan to a particular borrower, by means of an assignment or a participation. In an assignment, a Fund assumes all of the rights of a lending institution in a loan, including the right to receive payments of principal and interest and other amounts directly from the borrower and to enforce its rights as a lender directly against the borrower. The Fund assumes the position of a co-lender with other syndicate members. As an alternative, a Fund may purchase a participating interest in a portion of the rights of a lending institution in a loan. In such case, the Fund will generally be entitled to receive from the lending institution amounts equal to the payments of principal, interest and premium, if any, on the loan received by the institution, but will not generally be entitled to enforce its rights directly against the agent bank or the borrower, and must rely for that purpose on the lending institution. In the case of a participation, the value of a Fund’s loan investment will depend at least in part on the credit standing of the assigning or participating institution. The loans in which a Fund may invest include those that pay fixed rates of interest and those that pay floating rates – i.e., rates that adjust periodically based on a known lending rate, such as a bank’s prime rate. Investments in loans may be of any quality, including “distressed” loans. A Fund also may gain exposure to loans and related investments through the use of total and excess return swaps and/or other derivative instruments and through private funds and other pooled investment vehicles, including some which may be sponsored or advised by the Fund’s Adviser or its related parties (see “Derivatives”).

Many loans are made by a syndicate of banks, represented by an agent bank (the “Agent”) which has negotiated and structured the loan and which is responsible generally for collecting interest, principal, and other amounts from the borrower on its own behalf and on behalf of the other lending institutions in the syndicate (the “Lenders”), and for enforcing its and their other rights against the borrower. Each of the lending institutions, which may include the Agent, lends to the borrower a portion of the total amount of the loan, and retains the corresponding interest in the loan. Unless, under the terms of the loan or other indebtedness, a Fund has direct recourse against the borrower, the Fund may have to rely on the Agent or other financial intermediary to apply appropriate credit remedies against a borrower.

A Fund’s ability to receive payments of principal and interest and other amounts in connection with loan participations held by it will depend primarily on the financial condition of the borrower (and, in some cases, the lending institution from which it purchases the loan). The value of collateral, if any, securing a loan can decline, or may be insufficient to meet the borrower’s obligations or may be difficult to liquidate. In addition, a Fund’s access to collateral may be limited by bankruptcy or other insolvency laws. The failure by a Fund to receive scheduled interest or principal payments on a loan would adversely affect the income of the Fund and would likely reduce the value of its assets, which would be reflected in a reduction in the Fund’s NAV. Loans that are fully secured offer a Fund more protection than an unsecured loan in the event of non-payment of scheduled interest or principal. However, there is no assurance that the liquidation of collateral from a secured loan would satisfy the corporate borrower’s obligation, or that the collateral can be liquidated. Indebtedness of companies whose creditworthiness is poor involves substantially greater risks, and may be highly speculative. Some companies may never pay off their indebtedness, or may pay only a small fraction of the amount owed. Consequently, when investing in indebtedness of companies with poor credit, a Fund bears a substantial risk of losing the entire amount invested.

Banks and other lending institutions generally perform a credit analysis of the borrower before originating a loan or participating in a lending syndicate. In selecting the loans in which a Fund will invest, however, the Fund’s Adviser will not rely solely on that credit analysis, but will perform its own investment analysis of the borrowers. The Adviser’s analysis may include consideration of the borrower’s financial strength and managerial experience, debt coverage, additional borrowing requirements or debt maturity schedules, changing financial conditions, and responsiveness to changes in business conditions and interest rates. Because loans in which a Fund may invest may not be rated by independent credit rating agencies, a decision by a Fund to invest in a particular loan may depend heavily on the Fund’s Adviser’s or the original lending institution’s credit analysis of the borrower.

Some of the loans in which a Fund may invest or to which a Fund may gain exposure through its investments in CDOs, CLOs or other types of structured securities may be covenant-lite loans, which contain fewer or less restrictive constraints on the borrower than certain other types of loans. Covenant-lite loans generally do not include terms which allow the lender to monitor the performance of the borrower and declare a default or force a borrower into bankruptcy restructuring if certain criteria are breached. Under such loans, lenders typically must rely on covenants that restrict a company from incurring additional debt or engaging in certain actions. Such covenants can only be breached by an affirmative action of the borrower, rather than by a deterioration in the borrower’s financial condition. Accordingly, a Fund may have fewer rights against a borrower when it invests in or has exposure to such loans and, accordingly, may have a greater risk of loss on such investments as compared to investments in or exposure to loans with additional or more conventional covenants.

Loans and other types of direct indebtedness may not be readily marketable and may be subject to restrictions on resale. In some cases, negotiations involved in disposing of indebtedness may require weeks to complete. Consequently, some indebtedness may be difficult or impossible to dispose of readily at what an Adviser believes to be a fair price. Additionally, even where there is a market for certain loans the settlement period may be extended, up to several weeks or longer. That means a Fund may have a limited ability to receive payment promptly on the sale of some of the loans in its portfolio. In addition, valuation of illiquid indebtedness involves a greater degree of judgment in determining a Fund’s NAV than if that value were based on available market quotations, and could result in significant variations in the Fund’s daily share price. At the same time, some loan interests are traded among certain financial institutions and accordingly may be deemed liquid. The Adviser will determine the liquidity of a Fund’s investments by reference to, among other things, market conditions and contractual provisions. Assignments and participations are generally not registered under the Securities Act, and thus investments in them may be limited by the Funds’ limitations on investment in illiquid securities.

Investments in loans through a direct loan may involve additional risks to a Fund. For example, if a loan is foreclosed, a Fund could become part owner of any collateral, and would bear the costs and liabilities associated with owning and disposing of the collateral. In addition, it is conceivable that under emerging legal theories of lender liability, a Fund could be held liable as co-owner. Lender liability may be founded upon the premise that an institutional lender has violated a duty of good faith and fair dealing owed to the borrower or has assumed a degree of control over the borrower resulting in creation of a fiduciary duty owed to the borrower or its other creditors or shareholders. In addition, courts have in some cases applied the doctrine of equitable subordination to subordinate the claim of a lending institution against a borrower to claims of other creditors of the borrower when the lending institution is found to have engaged in unfair, inequitable, or fraudulent conduct.

From time to time, loans or assignment or participation interests therein acquired by a Fund, or to which the Fund may have direct or indirect investment exposure, will at the time of their acquisition be, or may become after acquisition, non-performing for a wide variety of reasons. Non-performing loans include mortgages where the borrower is in default or is or has been delinquent as to the payment of interest and/or principal, including, potentially, for a significant period of time. Such non-performing loans could require a substantial amount of workout negotiations and/or restructuring, which could entail, among other things, a substantial reduction in the interest rate and a substantial write down of the principal of such loans. Even if a restructuring were successfully accomplished, a risk exists that upon maturity of such a loan, replacement “takeout” financing will not be available.

Loans and certain other forms of direct indebtedness may not be classified as “securities” under the federal securities laws and, therefore, purchasers of such instruments may not be entitled to the protections against fraud and misrepresentation contained in the federal securities laws.

It is the position of the SEC that, in the case of loan participations or assignments where a bank or other lending institution serves as a financial intermediary between a Fund and the corporate borrower, if the participation does not shift to the Fund the direct debtor-creditor relationship with the borrower, a Fund should treat both the lending bank or other lending institution and the borrower as “issuers.” If and to the extent a Fund treats a financial intermediary as an issuer of indebtedness, a Fund may in certain circumstances be limited in its ability to invest in indebtedness related to a single financial intermediary, or a group of intermediaries engaged in the same industry, even if the underlying borrowers represent many different companies and industries.

Economic exposure to loan interests through the use of derivative transactions, including, among others, total and excess return swaps, may involve greater risks than if a Fund had invested in the loan interest directly during a primary distribution or through assignments of, or participations in, a bank loan acquired in secondary markets since, in addition to the risks described above, certain derivative transactions may be subject to leverage risk and greater illiquidity risk, counterparty risk, valuation risk and other risks.

In managing the Funds, the Advisers may seek to avoid the receipt of material, non-public information (“Confidential Information”) about the issuers of floating rate loans or other investments being considered for acquisition by a Fund or held in a Fund’s portfolio if the receipt of the Confidential Information would restrict one or more of the Advisers’ clients, including, potentially, the Funds, from trading in securities they hold or in which they may invest. In many instances, issuers offer to furnish Confidential Information to prospective purchasers or holders of the issuer’s loans or other securities. In circumstances when the Advisers decline to receive Confidential Information from these issuers, a Fund may be disadvantaged in comparison to other investors, including with respect to evaluating the issuer and the price the Fund would pay or receive when it buys or sells those investments, and the Fund may not take advantage of investment opportunities that it otherwise might have if it had received such Confidential Information. Further, in situations when a Fund is asked, for example, to grant consents, waivers or amendments with respect to such investments, the Advisers’ ability to assess such consents, waivers and amendments may be compromised. In certain circumstances, the Advisers may determine to receive Confidential Information, including on behalf of clients other than the Funds. Receipt of Confidential Information by the Advisers could limit a Fund’s ability to sell certain investments held by the Fund or pursue certain investment opportunities on behalf of the Fund, potentially for a substantial period of time. In certain situations, the Advisers may create information walls around persons having access to the Confidential Information to limit the restrictions on others at the Advisers. Those measures could impair the ability of those persons to assist in managing a Fund. Also, certain issuers of senior floating rate loans, other bank loans and related investments may not have any publicly traded securities (“Private Issuers”) and may offer private information pursuant to confidentiality agreements or similar arrangements. A Fund’s Adviser may access such private information, while recognizing that the receipt of that information could potentially limit the Fund’s ability to trade in certain securities if the Private Issuer later issues publicly traded securities. If a Fund’s Adviser intentionally or unintentionally comes into possession of Confidential Information, it may be unable, potentially for a substantial period of time, to sell certain investments held by the Fund.

An Adviser is, and may be in the future, affiliated with certain large financial institutions (“affiliates”) that hold interests in an entity that are of a different class or type than the class or type of interest held by a Fund. For example, an affiliate may hold securities in an entity that are senior or junior to the securities held by a Fund, which could mean that the affiliate will be entitled to different payments or other rights, or that in a workout or other distressed scenario the interests of the affiliate might be adverse to those of the Fund and the affiliate might recover all or part of its investment while the Fund might not. Conflicts also will arise in cases where a Fund and affiliates invest in different parts of an issuer’s capital structure, including circumstances in which one or more affiliates may own private securities or obligations of an issuer and the Fund may own public securities of the same issuer. For example, an affiliate may acquire a loan, loan participation, or a loan assignment of a particular borrower in which a Fund has an equity investment. In negotiating the terms and conditions of any such investments, or any subsequent amendments or waivers, an Adviser may find that its own interests, the interests of an affiliate, and/or the interests of a Fund could conflict. An Adviser may seek to avoid such conflicts, and, as a result, the Adviser may choose not to make such investments on behalf of a Fund. Those foregone investment opportunities may adversely affect a Fund’s performance if similarly attractive opportunities are not available or cannot be identified.

Lending Fees. In the process of buying, selling and holding loans, a Fund may receive and/or pay certain fees. These fees are in addition to interest payments received and may include facility fees, commitment fees, commissions and prepayment penalty fees. When a Fund buys a loan it may receive a facility fee and when it sells a loan it may pay a facility fee. On an ongoing basis, a Fund may receive a commitment fee based on the undrawn portion of the underlying line of credit portion of the loan. In certain circumstances, a Fund may receive a prepayment penalty fee upon the prepayment of a loan by a borrower. Other fees received by a Fund may include covenant waiver fees and covenant modification fees.

Borrower Covenants. A borrower under a loan may be required to comply with various restrictive covenants contained in a loan agreement or note purchase agreement between the borrower and the Lender or lending syndicate (the “Loan Agreement”). Such covenants, in addition to requiring the scheduled payment of interest and principal, may include restrictions on dividend payments and other distributions to stockholders, provisions requiring the borrower to maintain specific minimum financial ratios and limits on total debt. In addition, the Loan Agreement may contain a covenant requiring the borrower to prepay the loan with a certain portion of excess cash flow. Excess cash flow is generally defined as net income after scheduled debt service payments, taxes paid in cash and permitted capital expenditures but before depreciation and amortization among other adjustments. A breach of a covenant which is not waived by the Agent, or by the lenders directly, as the case may be, is normally an event of acceleration; i.e., the Agent, or the lenders directly, as the case may be, has the right to call the outstanding loan. The typical practice of an Agent or a Lender in relying exclusively or primarily on reports from the borrower may involve a risk of fraud by the borrower. In the case of a loan in the form of a participation, the agreement between the buyer and seller may limit the rights of the participant to vote on certain changes which may be made to the Loan Agreement, such as waiving a breach of a covenant.

Some or all of the loans in which a Fund may invest or to which a Fund may obtain exposure may contain fewer or less restrictive constraints on the borrower than certain other types of loans (“covenant-lite” loans). Please see “Loan Risk --Restrictive Loan Covenants” below for more information.

Administration of Loans. In certain loans, the Agent administers the terms of the Loan Agreement. In such cases, the Agent is normally responsible for the collection of principal and interest payments from the borrower and the apportionment of these payments to the credit of all institutions which are parties to the Loan Agreement. A Fund will generally rely upon the Agent or an intermediate participant to receive and forward to the Fund its portion of the principal and interest payments on the loan. Furthermore, unless under the terms of a participation agreement a Fund has direct recourse against the borrower, the Fund will rely on the Agent and the other members of the lending syndicate to use appropriate credit remedies against the borrower. The Agent is typically responsible for monitoring compliance with covenants contained in the Loan Agreement based upon reports prepared by the borrower. The Agent usually does, but is often not obligated to, notify holders of loans of any failures of compliance. In certain loans such as asset-backed loans, the Agent may monitor the value of the collateral, if any, and if the value of such collateral declines, may accelerate the loan, may give the borrower an opportunity to provide additional collateral or may seek other protection for the benefit of the participants in the loan. The Agent is compensated by the borrower for providing these services under a Loan Agreement, and such compensation may include special fees paid upon structuring and funding the loan and other fees paid on a continuing basis. With respect to loans for which the Agent does not perform such administrative and enforcement functions, the Advisers will perform such tasks on behalf of the Funds, although a collateral bank will typically hold any collateral on behalf of the Funds and the other lenders pursuant to the applicable Loan Agreement.

A financial institution’s appointment as Agent may usually be terminated in the event that it fails to observe the requisite standard of care or becomes insolvent, enters Federal Deposit Insurance Corporation (“FDIC”) receivership, or, if not FDIC insured, enters into bankruptcy or insolvency proceedings. A successor Agent would generally be appointed to replace the terminated Agent, and assets held by the Agent under the Loan Agreement should remain available to holders of loans. However, if assets held by the Agent for the benefit of a Fund were determined to be subject to the claims of the Agent’s general creditors, a Fund might incur certain costs and delays in realizing payment on a loan, or suffer a loss of principal and/or interest. In situations involving other intermediate participants similar risks may arise.

Prepayments. Loans may require, in addition to scheduled payments of interest and principal, the prepayment of the loan from free cash flow, as defined above. The degree to which borrowers prepay loans, whether as a contractual requirement or at their election, may be affected by general business conditions, the financial condition of the borrower and competitive conditions among lenders, among others. As such, prepayments cannot be predicted with accuracy. Upon a prepayment, either in part or in full, the actual outstanding debt on which a Fund derives interest income will be reduced. However, the Fund may, but will not necessarily, receive both a prepayment penalty fee from the prepaying borrower and a facility fee upon the purchase of a new loan with the proceeds from the prepayment of the former.

Bridge Financings. Loans may be designed to provide temporary or “bridge” financing to a borrower pending the sale of identified assets or the arrangement of longer-term loans or the issuance and sale of debt obligations. Loans may also be obligations of borrowers who have obtained bridge loans from other parties. A borrower’s use of bridge loans involves a risk that the borrower may be unable to locate permanent financing to replace the bridge loan, which may impair the borrower’s perceived creditworthiness or its willingness or ability to repay the bridge loan.

Senior Loans. Senior floating rate loans may be made to or issued by U.S. or non-U.S. banks or other corporations (“Senior Loans”). Senior Loans include senior floating rate loans and institutionally traded senior floating rate debt obligations issued by asset-backed pools and other issues, and interests therein. Senior Loan interests may be acquired from U.S. or foreign commercial banks, insurance companies, finance companies or other financial institutions that have made loans or are members of a lending syndicate or from other holders of loan interests. Senior Loans typically pay interest at rates which are re-determined periodically on the basis of a floating base lending rate plus a premium. Senior Loans generally (but not always) hold the most senior position in the capital structure of a borrower and, if below investment grade quality, are often secured with collateral. See “Risk Considerations - LIBOR Phase Out/Transition Risk” in this SAI.

From time to time, the Advisers and their related parties may borrow money from various banks in connection with their business activities. Such banks may also sell Senior Loans to or acquire them from a Fund or may be intermediate participants with respect to Senior Loans in which the Fund owns interests. Such banks may also act as Agents for Senior Loans held by a Fund.

To the extent that the collateral, if any, securing a Senior Loan consists of the stock of the borrower’s subsidiaries or other affiliates, a Fund will be subject to the risk that this stock will decline in value. Such a decline, whether as a result of bankruptcy proceedings or otherwise, could cause the Senior Loan to be undercollateralized or unsecured. In most credit agreements there is no requirement to pledge additional collateral. In addition, a Senior Loan may be guaranteed by, or fully secured by assets of, shareholders or owners, even if the Senior Loans are not otherwise collateralized by assets of the borrower. There may be temporary periods when the principal asset held by a borrower is the stock of a related company, which may not legally be pledged to secure a secured Senior Loan. On occasions when such stock cannot be pledged, the secured Senior Loan will be temporarily unsecured until the stock can be pledged or is exchanged for or replaced by other assets, which will be pledged as security for such Senior Loan. However, the borrower’s ability to dispose of such securities, other than in connection with such pledge or replacement, will be strictly limited for the protection of the holders of secured Senior Loans.

If a borrower becomes involved in bankruptcy proceedings, a court under certain circumstances potentially could invalidate a Fund’s security interest in any loan collateral or subordinate a Fund’s rights under a secured Senior Loan to the interests of the borrower’s unsecured creditors. Such action by a court could be based, for example, on a “fraudulent conveyance” claim to the effect that the borrower did not receive “reasonably equivalent value” for granting the security interest in the loan collateral to a Fund. For secured Senior Loans made in connection with a highly leveraged transaction, consideration for granting a security interest may be deemed inadequate if the proceeds of such loan were not received or retained by the borrower, but were instead paid to other persons, such as shareholders of the borrower, in an amount which left the borrower insolvent or without sufficient working capital. There are also other events, such as the failure to perfect a security interest due to faulty documentation or faulty official filings, which could lead to the invalidation of a Fund’s security interest in any loan collateral. If a Fund’s security interest in loan collateral is invalidated or a secured Senior Loan is subordinated to other debt of a borrower in bankruptcy or other proceedings, it is unlikely that the Fund would be able to recover the full amount of the principal and interest due on the secured Senior Loan.

Delayed Funding Loans and Revolving Credit Facilities. Delayed funding loans and revolving credit facilities are borrowing arrangements in which the lender agrees to make loans up to a maximum amount upon demand by the borrower during a specified term. A revolving credit facility differs from a delayed funding loan in that as the borrower repays the loan, an amount equal to the repayment may be borrowed again during the term of the revolving credit facility. Delayed funding loans and revolving credit facilities usually provide for floating or variable rates of interest. These commitments may have the effect of requiring the Fund to increase its exposure to a company at a time when it might not otherwise be desirable to do so (including a time when the company’s financial condition makes it unlikely that such amounts will be repaid or which the Fund needs to sell other assets to raise cash to satisfy its obligor).

Private Mortgage Pass-Through Securities. Private mortgage pass-through securities are structured similarly to the Ginnie Mae, Fannie Mae and Freddie Mac mortgage pass-through securities but are issued by domestic and foreign private issuers such as originators of and investors in mortgage loans, including savings and loan associations, mortgage banks, commercial banks, investment banks and special purpose subsidiaries of the foregoing. These securities usually are backed by a pool of conventional fixed rate or adjustable rate mortgage loans. Since private mortgage pass-through securities typically are not guaranteed by an entity having the credit status of Ginnie Mae, Fannie Mae and Freddie Mac, such securities generally are structured with one or more types of credit enhancement.

Mortgage Assets often consist of a pool of assets representing the obligations of a number of different parties. There are usually fewer properties in a pool of assets backing commercial mortgage-backed securities than in a pool of assets backing residential mortgage-backed securities hence they may be more sensitive to the performance of fewer Mortgage Assets. To lessen the effect of failures by obligors on underlying assets to make payments, those securities may contain elements of credit support, which fall into two categories: (i) liquidity protection and (ii) protection against losses resulting from ultimate default by an obligor on the underlying assets. Liquidity protection refers to the provision of advances, generally by the entity administering the pool of assets, to ensure that the receipt of payments on the underlying pool occurs in a timely fashion. Protection against losses resulting from default ensures ultimate payment of the obligations on at least a portion of the assets in the pool. This protection may be provided through guarantees, insurance policies or letters of credit obtained by the issuer or sponsor from third parties, through various means of structuring the transaction or through a combination of such approaches. The degree of credit support provided for each issue is generally based on historical information respecting the level of credit risk associated with the underlying assets. Delinquencies or losses in excess of those anticipated could adversely affect the return on an investment in a security.

Loan Pool Investments. A Fund may invest in pools of loans through a trust or other entity that issues interests in the loans, some of which may be senior to others. Alternatively, a Fund may invest directly in a pool of loans, itself or with other clients of the Advisers or their related parties. A Fund’s direct investments in pools of loans present risks that may differ from a Fund’s investments in mortgage and other asset-backed securities. For example, if it were to invest directly in such pools, a Fund would share in all losses incurred on the loans in the pool. However, if a Fund were to invest in a senior tranche of a mortgage- or other asset-backed security, it might have a more limited exposure to losses on the loans. In connection with a Fund’s purchase of certain loan portfolios, a Fund will incur costs, which may include the costs of various diligence-related services. The diligence-related services a Fund may require in connection with such investments may include, without limitation, loan file review, underwriting documentation review, and site visits. The Adviser would typically rely on information and analysis provided by these diligence-related services in determining whether to invest in a particular loan portfolio. The costs associated with investments in a pool of loans may be significant and will reduce the performance contribution of such loans and, potentially, a Fund’s performance.

Stripped Mortgage Securities. Stripped mortgage securities may be issued by Federal Agencies, or by private originators of, or investors in, mortgage loans, including savings and loan associations, mortgage banks, commercial banks, investment banks and special purpose subsidiaries of the foregoing. Stripped mortgage securities issued by Federal Agencies generally will be treated by the Funds as liquid securities under procedures adopted by the Funds and approved by the Funds’ Board.

Stripped mortgage securities usually are structured with two classes that receive different proportions of the interest and principal distribution of a pool of mortgage assets. A common type of stripped mortgage security will have one class receiving some of the interest and most of the principal from the mortgage assets, while the other class will receive most of the interest and the remainder of the principal. In the most extreme case, one class will receive all of the interest from the mortgage assets (the interest-only or “IO” class), while the other class will receive all of the principal from the mortgage assets (the principal-only or “PO” class). PO classes generate income through the accretion of the deep discount at which such securities are purchased, and, while PO classes do not receive periodic payments of interest, they receive monthly payments associated with scheduled amortization and principal prepayment from the mortgage assets underlying the PO class. The yield to maturity (the expected rate of return on a bond if held until the end of its lifetime) on a PO or an IO class security is extremely sensitive to the rate of principal payments (including prepayments) on the related underlying mortgage assets. A slower than expected rate of principal payments may have an adverse effect on a PO class security’s yield to maturity. If the underlying mortgage assets experience slower than anticipated principal repayment, the Fund may fail to fully recoup its initial investment in these securities. Conversely, a rapid rate of principal payments may have a material adverse effect on an IO class security’s yield to maturity. If the underlying mortgage assets experience greater than anticipated prepayments or principal, the Fund may fail to fully recoup its initial investment in these securities.

A Fund may purchase stripped mortgage securities for income, or for hedging purposes to protect the Fund’s portfolio against interest rate fluctuations. For example, since an IO class will tend to increase in value as interest rates rise, it may be utilized to hedge against a decrease in value of other fixed-income securities in a rising interest rate environment.

Privacy and Data Security Laws. U.S. Federal Gramm-Leach-Bliley Act (“GLBA”) and other laws limit the disclosure of certain non-public personal information about a consumer to non-affiliated third parties and require financial institutions to disclose certain privacy policies and practices with respect to information sharing with both affiliates and non-affiliated third parties. Many states and a number of foreign jurisdictions have enacted privacy and data security laws requiring safeguards on the privacy and security of consumers’ personally identifiable information. Other laws deal with obligations to safeguard and dispose of private information in a manner designed to avoid its dissemination.

Privacy rules adopted by the U.S. Federal Trade Commission implement GLBA and other requirements and govern the disclosure of consumer financial information by certain financial institutions, ranging from banks to private investment funds. U.S. platforms following certain models generally are required to have privacy policies that conform to these GLBA and other requirements. In addition, such platforms typically have policies and procedures intended to maintain personal information of consumers securely and dispose of it properly.

Service providers to the Funds, including the Funds’ investment adviser and custodian, and, potentially, a Fund may obtain, hold or process such information in connection with providing services to the Fund. The Funds cannot guarantee the security or confidentiality of that data and cannot guarantee that service providers have been and will continue to comply with GLBA, other data security and privacy laws and any other related regulatory requirements. Violations of GLBA and other laws could subject a Fund to litigation and/or fines, penalties or other regulatory action, which, individually or in the aggregate, could have an adverse effect on the Fund. A Fund may also face regulations related to privacy and data security in the other jurisdictions in which the Fund invests.

Yankee Dollar Obligations, Eurobonds, Global Bonds. Certain debt securities purchased by the Funds may take the forms of Yankee dollar obligations, Eurobonds or global bonds. Yankee dollar obligations are U.S. dollar-denominated obligations issued in the U.S. capital markets by foreign issuers, such as corporations and banks. A Eurobond is a bond issued in a currency other than the currency of the country or market in which it is issued. Global bonds are bonds that can be offered within multiple markets simultaneously. Unlike Eurobonds, global bonds can be issued in the local currency of the country of issuance.

Foreign Currency Transactions. A Fund may engage in currency exchange transactions to protect against uncertainty in the level of future foreign currency exchange rates and to increase current return. There can be no assurance that appropriate foreign currency transactions will be available for a Fund at any time or that the Fund will enter into such transactions at any time or under any circumstances even if appropriate transactions are available to it. While foreign currency transactions may be available, the cost of these transactions may be prohibitively expensive so that a Fund may not be able to use them effectively.

Each Fund may engage in both transaction hedging and position hedging. When it engages in transaction hedging, the Fund enters into foreign currency transactions with respect to specific receivables or payables of a Fund generally arising in connection with the purchase or sale of its portfolio securities. Each Fund may engage in transaction hedging when it desires to lock in the U.S. dollar price of a security it has agreed to purchase or sell, or the U.S. dollar equivalent of a dividend or interest payment in a foreign currency. By transaction hedging, a Fund may attempt to protect against a possible loss resulting from an adverse change in the relationship between the U.S. dollar and the applicable foreign currency during the period between the date on which the security is purchased or sold or on which the dividend or interest payment is declared, and the date on which such payments are made or received.

Each Fund may purchase or sell a foreign currency on a spot (i.e., cash) basis at the prevailing spot rate in connection with transaction hedging. Each Fund may also enter into contracts to purchase or sell foreign currencies at a future date (“forward contracts”) and purchase and sell foreign currency futures contracts.

For transaction hedging purposes, each Fund may also purchase exchange-listed and over-the-counter call and put options on foreign currency futures contracts and on foreign currencies. A put option on a futures contract gives a Fund the right to assume a short position in the futures contract until or at the expiration of the option. A put option on currency gives a Fund the right to sell a currency at a specified exercise price until or at the expiration of the option. A call option on a futures contract gives a Fund the right to assume a long position in the futures contract until or at the expiration of the option. A call option on currency gives a Fund the right to purchase a currency at the exercise price until or at the expiration of the option. Each Fund will engage in over-the-counter transactions only when appropriate exchange-traded transactions are unavailable and when, in the opinion of an Adviser, the pricing mechanism and liquidity are satisfactory and the participants are responsible parties likely to meet their contractual obligations.

The Funds may engage in foreign currency exchange transactions to protect against a decline in the values of the foreign currencies in which securities held by a Fund are denominated or are quoted in their principal trading markets or an increase in the value of currency for securities which a Fund expects to purchase. In connection with position hedging, a Fund may purchase put or call options on foreign currency and foreign currency futures contracts and buy or sell forward contracts and foreign currency futures contracts. Each Fund may also purchase or sell foreign currency on a spot basis.

The precise matching of the amounts of foreign currency exchange transactions and the value of the portfolio securities involved will not generally be possible since the future value of such securities in foreign currencies will change as a consequence of market movements in the values of those securities between the dates the currency exchange transactions are entered into and the dates they mature.

It is impossible to forecast with precision the market value of a Fund’s portfolio securities at the expiration or maturity of a forward or futures contract. Accordingly, it may be necessary for a Fund to purchase additional foreign currency on the spot market (and bear the expense of such purchase) if the market value of the security or securities being hedged is less than the amount of foreign currency a Fund is obligated to deliver and if a decision is made to sell the security or securities and make delivery of the foreign currency. Conversely, it may be necessary to sell on the spot market some of the foreign currency received upon the sale of the portfolio security or securities of a Fund if the market value of such security or securities exceeds the amount of foreign currency a Fund is obligated to deliver. To offset some of the costs of hedging against fluctuations in currency exchange rates, a Fund may write covered call options on those currencies.

Transaction and position hedging do not eliminate fluctuations in the underlying prices of the securities that a Fund owns or intends to purchase or sell. They simply establish a rate of exchange that one can achieve at some future point in time. Additionally, although these techniques tend to minimize the risk of loss due to a decline in the value of the hedged currency, they tend to limit any potential gain which might result from the increase in the value of such currency.

A Fund may also seek to increase its current return by purchasing and selling foreign currency on a spot basis, by purchasing and selling futures contracts on foreign currencies and options on foreign currencies and on foreign currency futures contracts, and by purchasing and selling foreign currency forward contracts.

The value of any currency, including U.S. dollars and foreign currencies, may be affected by complex political, social, and economic factors applicable to the issuing country. In addition, the exchange rates of foreign currencies (and therefore the values of foreign currency options, forward contracts, and futures contracts) may be affected significantly, fixed, or supported directly or indirectly by U.S. and foreign government actions. Government intervention may increase risks involved in purchasing or selling foreign currency options, forward contracts, and futures contracts, since exchange rates may not be free to fluctuate in response to other market forces. Foreign governmental restrictions or taxes could result in adverse changes in the cost of acquiring or disposing of foreign currencies.

Currency Forward and Futures Contracts. A forward foreign currency exchange contract involves an obligation to purchase or sell a specific currency at a future date, which may be any fixed number of days from the date of the contract as agreed by the parties, at a price set at the time of the contract. In the case of a cancelable forward contract, the holder has the unilateral right to cancel the contract at maturity by paying a specified fee. The contracts are traded in the interbank market conducted directly between currency traders (usually large commercial banks) and their customers. A forward contract generally has no deposit requirement, and no commissions are charged at any stage for trades. A foreign currency futures contract is a standardized contract for the future delivery of a specified amount of a foreign currency at a future date at a price set at the time of the contract. Foreign currency futures contracts traded in the United States are designed by and traded on exchanges regulated by the CFTC, such as the New York Mercantile Exchange or Chicago Mercantile Exchange.

A Fund may enter into foreign currency forward contracts in order to protect against the risk that the U.S. dollar value of the Fund’s dividends, interest, net realized capital gains, sales proceeds or investments denominated in foreign currency will decline, including to the extent of any devaluation of the currency during the intervals between (a) (i) the time the Fund becomes entitled to receive or receives dividends, interest, net realized capital gains or sales proceeds or (ii) the time an investor gives notice of a requested redemption of a certain amount and (b) the time such amount(s) are converted into U.S. dollars for remittance out of the particular country or countries.

Forward foreign currency exchange contracts differ from foreign currency futures contracts in certain respects. For example, the maturity date of a forward contract may be any fixed number of days from the date of the contract agreed upon by the parties, rather than a predetermined date in a given month. Forward contracts may be in any amounts agreed upon by the parties rather than predetermined amounts. Also, forward foreign exchange contracts are traded directly between currency traders so that no intermediary is required. A forward contract generally requires no margin or other deposit.

At the maturity of a forward or futures contract, a Fund may either accept or make delivery of the currency specified in the contract, or at or prior to maturity enter into a closing transaction involving the purchase or sale of an offsetting contract. Closing transactions with respect to forward contracts are usually effected with the currency trader who is a party to the original forward contract. Closing transactions with respect to futures contracts are effected on a commodities exchange; a clearing corporation associated with the exchange assumes responsibility for closing out such contracts.

Positions in foreign currency futures contracts and related options may be closed out only on an exchange or board of trade which provides a market in such contracts or options. Although a Fund will normally purchase or sell foreign currency futures contracts and related options only on exchanges or boards of trade where there appears to be an active market, there is no assurance that a market on an exchange or board of trade will exist for any particular contract or option or at any particular time. In such event, it may not be possible to close a futures or related option position and, in the event of adverse price movements, a Fund would continue to be required to make daily cash payments of variation margin on its futures positions.

Foreign Currency Options. Options on foreign currencies operate similarly to options on securities, and are traded primarily in the over-the-counter market, although options on foreign currencies are listed on several exchanges. Such options will be purchased or written only when an Adviser believes that a liquid secondary market exists for such options. There can be no assurance that a liquid secondary market will exist for a particular option at any specific time. Options on foreign currencies are affected by all of those factors which influence exchange rates and investments generally.

The value of a foreign currency option is dependent upon the value of the foreign currency and the U.S. dollar, and may have no relationship to the investment merits of a foreign security. Because foreign currency transactions occurring in the interbank market involve substantially larger amounts than those that may be involved in the use of foreign currency options, investors may be disadvantaged by having to deal in an odd lot market (generally consisting of transactions of less than $1 million) for the underlying foreign currencies at prices that are less favorable than for round lots.

There is no systematic reporting of last-sale information for foreign currencies and there is no regulatory requirement that quotations available through dealers or other market sources be firm or revised on a timely basis. Available quotation information is generally representative of very large transactions in the interbank market and thus may not reflect relatively smaller transactions (less than $1 million) where rates may be less favorable. The interbank market in foreign currencies is a global, around-the-clock market. To the extent that the U.S. options markets are closed while the markets for the underlying currencies remain open, significant price and rate movements may take place in the underlying markets that cannot be reflected in the U.S. options markets.

Foreign Currency Conversion. Although foreign exchange dealers do not charge a fee for currency conversion, they do realize a profit based on the difference (the “spread”) between prices at which they buy and sell various currencies. Thus, a dealer may offer to sell a foreign currency to a Fund at one rate, while offering a lesser rate of exchange should the Fund desire to resell that currency to the dealer.

Foreign Currency Exchange-Related Securities

Foreign Currency Warrants. Foreign currency warrants such as Currency Exchange WarrantsSM are warrants which entitle the holder to receive from their issuer an amount of cash (generally, for warrants issued in the United States, in U.S. dollars) which is calculated pursuant to a predetermined formula and based on the exchange rate between a specified foreign currency and the U.S. dollar as of the exercise date of the warrant. Foreign currency warrants generally are exercisable upon their issuance and expire as of a specified date and time. Foreign currency warrants have been issued in connection with U.S. dollar-denominated debt offerings by major corporate issuers in an attempt to reduce the foreign currency exchange risk which, from the point of view of prospective purchasers of the securities, is inherent in the international fixed-income marketplace. Foreign currency warrants may reduce the foreign exchange risk assumed by purchasers of a security by, for example, providing for a supplemental payment in the event that the U.S. dollar depreciates against the value of a major foreign currency such as the Japanese yen or the euro. The formula used to determine the amount payable upon exercise of a foreign currency warrant may make the warrant worthless unless the applicable foreign currency exchange rate moves in a particular direction (e.g., unless the U.S. dollar appreciates or depreciates against the particular foreign currency to which the warrant is linked or indexed). Foreign currency warrants are severable from the debt obligations with which they may be offered, and may be listed on exchanges. Foreign currency warrants may be exercisable only in certain minimum amounts, and an investor wishing to exercise warrants who possesses less than the minimum number required for exercise may be required either to sell the warrants or to purchase additional warrants, thereby incurring additional transaction costs. In the case of any exercise of warrants, there may be a time delay between the time a holder of warrants gives instructions to exercise and the time the exchange rate relating to exercise is determined, during which time the exchange rate could change significantly, thereby affecting both the market and cash settlement values of the warrants being exercised. The expiration date of the warrants may be accelerated if the warrants should be delisted from an exchange or if their trading should be suspended permanently, which would result in the loss of any remaining “time value” of the warrants (i.e., the difference between the current market value and the exercise value of the warrants), and, in the case the warrants were “out-of-the-money,” in a total loss of the purchase price of the warrants. Warrants are generally unsecured obligations of their issuers and are not standardized foreign currency options issued by the Options Clearing Corporation (“OCC”). Unlike foreign currency options issued by OCC, the terms of foreign exchange warrants generally will not be amended in the event of governmental or regulatory actions affecting exchange rates or in the event of the imposition of other regulatory controls affecting the international currency markets. The initial public offering price of foreign currency warrants is generally considerably in excess of the price that a commercial user of foreign currencies might pay in the interbank market for a comparable option involving significantly larger amounts of foreign currencies. Foreign currency warrants are subject to significant foreign exchange risk, including risks arising from complex political or economic factors.

Principal Exchange Rate Linked Securities. Principal exchange rate linked securities (“PERLsSM”) are debt obligations the principal on which is payable at maturity in an amount that may vary based on the exchange rate between the U.S. dollar and a particular foreign currency at or about that time. The return on “standard” principal exchange rate linked securities is enhanced if the foreign currency to which the security is linked appreciates against the U.S. dollar, and is adversely affected by increases in the foreign exchange value of the U.S. dollar; “reverse” principal exchange rate linked securities are like the “standard” securities, except that their return is enhanced by increases in the value of the U.S. dollar and adversely impacted by increases in the value of foreign currency. Interest payments on the securities are generally made in U.S. dollars at rates that reflect the degree of foreign currency risk assumed or given up by the purchaser of the notes (i.e., at relatively higher interest rates if the purchaser has assumed some of the foreign exchange risk, or relatively lower interest rates if the issuer has assumed some of the foreign exchange risk, based on the expectations of the current market). PERLs may in limited cases be subject to acceleration of maturity (generally, not without the consent of the holders of the securities), which may have an adverse impact on the value of the principal payment to be made at maturity.

Performance Indexed Paper. Performance indexed paper (“PIPsSM”) is U.S. dollar-denominated commercial paper the yield of which is linked to certain foreign exchange rate movements. The yield to the investor on performance indexed paper is established at maturity as a function of spot exchange rates between the U.S. dollar and a designated currency as of or about that time (generally, the index maturity two days prior to maturity). The yield to the investor will be within a range stipulated at the time of purchase of the obligation, generally with a guaranteed minimum rate of return that is below, and a potential maximum rate of return that is above, market yields on U.S. dollar-denominated commercial paper, with both the minimum and maximum rates of return on the investment corresponding to the minimum and maximum values of the spot exchange rate two business days prior to maturity.

Foreign Investments and Related Risks. A Fund may invest in securities issued by a foreign issuer or by an issuer with significant revenue or other exposure to foreign markets. There may be less information publicly available about a foreign market, issuer, or security than about U.S. markets or a U.S. issuer or security, and foreign issuers may not be subject to accounting, auditing and financial reporting standards and practices comparable to those in the United States. In addition, there may be less (or less effective) regulation of exchanges, brokers and listed companies in some foreign countries. The securities of some foreign issuers are less liquid and at times more volatile than securities of comparable U.S. issuers. Foreign brokerage commissions, custodial expenses and other fees are also generally higher than in the United States.

Foreign settlement procedures and trade regulations may be more complex and involve certain risks (such as delay in payment or delivery of securities or in the recovery of a Fund’s assets held abroad) and expenses not present in the settlement of investments in U.S. markets. For example, settlement of transactions involving foreign securities or foreign currencies (see below) may occur within a foreign country, and a Fund may accept or make delivery of the underlying securities or currency in conformity with any applicable U.S. or foreign restrictions or regulations, and may pay fees, taxes or charges associated with such delivery. In addition, local market holidays or other factors may extend the time for settlement of purchases and sales of a Fund’s investments in securities that trade on foreign markets. Such investments may also involve the risk that an entity involved in the settlement may not meet its obligations. Extended settlement cycles or other delays in settlement may increase a Fund’s liquidity risk and require the Fund to employ alternative methods (e.g., through borrowings) to satisfy redemption requests during periods of large redemption activity in Fund shares.

In addition, foreign securities may be subject to the risk of nationalization or expropriation of assets, imposition of currency exchange controls, foreign withholding or other taxes or restrictions on the repatriation of foreign currency, confiscatory taxation, political, social or financial instability and diplomatic developments which could affect the value of a Fund’s investments in certain foreign countries. Dividends or interest on, or proceeds from the sale of, foreign securities may be subject to foreign withholding or other taxes, and special U.S. tax considerations may apply.

Foreign issuers may become subject to sanctions imposed by the U.S. or another country or other governmental or non-governmental organizations, which could result in the immediate freeze of the foreign issuers’ assets or securities and/or make their securities worthless. The imposition of such sanctions, such as sanctions imposed against Russia, Russian entities and Russian individuals in 2022, could impair the market value of the securities of such foreign issuers and limit a Fund’s ability to buy, sell, receive or deliver the securities. Sanctions, or the threat of sanctions, may cause volatility in regional and global markets and may negatively impact the performance of various sectors and industries, as well as companies in other countries, which could have a negative effect on the performance of such Fund.

Legal remedies available to investors in certain foreign countries may be more limited than those available with respect to investments in the United States or in other foreign countries. The laws of some foreign countries may limit a Fund’s ability to invest in securities of certain issuers organized under the laws of those foreign countries. For example, certain countries may require governmental approval prior to investments by foreign persons or limit the amount of investment by foreign persons in a particular company. Certain countries may also limit investment by foreign persons to only a specific class of securities that may have less advantageous terms, and such securities may be less liquid than other classes of securities of an issuer.

To the extent a Fund invests a significant portion of its assets in a specific geographic region, countries or group of countries, the Fund will have greater exposure to risks associated with such region, country or group of countries. See “Risk Considerations – Focused Investment Risk” in this SAI.

The risks described above, including the risks of nationalization or expropriation of assets, typically are increased in connection with investments in developing countries, also known as emerging markets. For example, political and economic structures in these countries may be in their infancy and developing rapidly, and such countries may lack the social, political and economic stability characteristic of more developed countries. Certain of these countries have in the past failed to recognize private property rights and have at times nationalized and expropriated the assets of private companies. In addition, the economies of certain developing or emerging market countries may be dependent on a single industry or limited group of industries, which may increase the risks described above and make those countries particularly vulnerable to global economic and market changes.

There may also be limited counterparties available in developing markets, which may increase a Fund’s credit risks. Foreign government regulations may restrict potential counterparties to certain financial institutions that are located in or operating in a particular country. Such counterparties may not possess creditworthiness standards, financial reporting standards, and legal protections similar to counterparties located in developed markets, which can increase the risk associated with a Fund’s investments in such markets.

The values of foreign securities may be adversely affected by changes in currency exchange rates. This may be because the foreign securities are denominated and/or traded in a foreign currency or because the assets or revenues of an issuer are denominated in a currency different from the issuer’s debt or other obligations. For example, the credit quality of issuers who have outstanding debt denominated in the U.S. dollar, and the values of their debt obligations, may be adversely affected if the value of the U.S. dollar strengthens relative to the value of the currency in which the issuer’s assets or revenues are denominated. In addition, each Fund is required to compute and distribute its income in U.S. dollars. Therefore, if the exchange rate for a foreign currency declines after a Fund’s income has been earned and translated into U.S. dollars (but before payment), a Fund could be required to liquidate portfolio securities to make such distributions. Similarly, if an exchange rate declines between the time a Fund incurs expenses in U.S. dollars and the time such expenses are paid, the amount of such currency required to be converted into U.S. dollars in order to pay such expenses in U.S. dollars will be greater than the equivalent amount in any such currency of such expenses at the time they were incurred. High rates of inflation or currency devaluations may adversely affect the economies and securities markets of such countries and the values of a Fund’s investments in those markets. A foreign government may seek to devalue its currency if it has issued debt in its local currency because any such devaluation reduces the burden on it of repaying its debt obligations. Any devaluation of a currency in which a Fund’s portfolio holdings are denominated will reduce the value of and return on the investment to the Fund when translated into U.S. dollars.

Continuing uncertainty as to the status of the European Economic and Monetary Union (“EMU”) and the potential for certain countries to withdraw from the institution has created significant volatility in currency and financial markets generally. Any partial or complete dissolution of the EU could have significant adverse effects on currency and financial markets, and on the values of the Fund’s portfolio investments. On January 31, 2020, the UK left the EU (commonly known as “Brexit”). An agreement between the UK and the EU governing their future trade relationship became effective January 1, 2021, but critical aspects of the relationship remain unresolved and subject to further negotiation and agreement. Brexit has resulted in volatility in European and global markets and could have negative long-term impacts on financial markets in the UK and throughout Europe. There is still considerable uncertainty relating to the potential consequences of the exit, how the negotiations for new trade agreements will be conducted, and whether the UK’s exit will increase the likelihood of other countries also departing the EU. During this period of uncertainty, the negative impact on not only the UK and European economies, but the broader global economy, could be significant, potentially resulting in increased market volatility and illiquidity, political, economic, and legal uncertainty, and lower economic growth for companies that rely significantly on Europe for their business activities and revenues. Any further exits from the EU, or the possibility of such exits, or the abandonment of the Euro, may cause additional market disruption globally and introduce new legal and regulatory uncertainties.

If one or more EMU countries were to stop using the euro as its primary currency, a Fund’s investments in such countries may be redenominated into a different or newly adopted currency, possibly resulting in the value of those investments declining significantly and unpredictably. In addition, securities or other investments that are redenominated may be subject to liquidity risk and the risk that the Funds may not be able to value investments accurately to a greater extent than similar investments currently denominated in euros. To the extent a currency used for redenomination purposes is not specified in respect of certain EMU-related investments, or should the euro cease to be used entirely, the currency in which such investments are denominated may be unclear, making such investments particularly difficult to value or dispose of. A Fund may incur additional expenses to the extent it is required to seek judicial or other clarification of the denomination or value of such securities.

The currencies of certain emerging market countries have sometimes experienced devaluations relative to the U.S. dollar, and future devaluations may adversely affect the value of assets denominated in such currencies. Many emerging market countries have experienced substantial, and in some periods extremely high, rates of inflation or deflation for many years, and future inflation may adversely affect the economies and securities markets of such countries. When debt and similar obligations issued by foreign issuers are denominated in a currency (e.g., the U.S. dollar or the Euro) other than the local currency of the issuer, the subsequent strengthening of the non-local currency against the local currency will generally increase the burden of repayment on the issuer and may increase significantly the risk of default by the issuer.

In addition, unanticipated political or social developments may affect the value of investments in emerging markets and the availability of additional investments in these markets. The small size, limited trading volume and relative inexperience of the securities markets in these countries may make investments in securities traded in emerging markets illiquid and more volatile than investments in securities traded in more developed countries, and a Fund may be required to establish special custodial or other arrangements before making investments in securities traded in emerging markets. There may be little financial or accounting information available with respect to issuers of emerging market securities, and it may be difficult as a result to assess the value or prospects of an investment in such securities.

American Depositary Receipts (“ADRs”) as well as other hybrid forms of ADRs, including European Depositary Receipts (“EDRs”) and Global Depositary Receipts (“GDRs”), are certificates evidencing ownership of shares of a foreign issuer. These certificates are issued by depositary banks and generally trade on an established market in the United States or elsewhere. The underlying shares are held in trust by a custodian bank or similar financial institution in the issuer’s home country. The depositary bank may not have physical custody of the underlying securities at all times and may charge fees for various services, including forwarding dividends and interest and corporate actions. ADRs are alternatives to directly purchasing the underlying foreign securities in their national markets and currencies. However, ADRs continue to be subject to many of the risks associated with investing in foreign securities. In addition to investment risks associated with the underlying issuer, ADRs, EDRs, and GDRs (together, “Depositary Receipts”) expose the Funds to additional risks associated with the non-uniform terms that apply to Depositary Receipt programs, credit exposure to the depository bank and to the sponsors and other parties with whom the depository bank establishes the programs, currency risk and the risk of an illiquid market for Depositary Receipts. Unsponsored ADR, EDR and GDR programs are organized independently and without the cooperation of the issuer of the underlying securities. Unsponsored programs generally expose investors to greater risks than sponsored programs and do not provide holders with many of the shareholder benefits that come from investing in a sponsored Depositary Receipt. As a result, available information concerning the issuer may not be as current as for sponsored ADRs, EDRs and GDRs, and the prices of unsponsored ADRs, EDRs and GDRs may be more volatile than if such instruments were sponsored by the issuer. Depositary Receipts are generally subject to the same risks as the foreign securities that they evidence or into which they may be converted.

Foreign securities and emerging markets securities include Global Depositary Notes (“GDNs”). A GDN is a debt instrument created by a bank that evidences ownership of local currency-denominated debt securities. GDNs reflect the terms of particular local currency-denominated bonds. GDNs trade, settle, and pay interest and principal in U.S. dollars but typically are restricted securities that do not trade on an exchange. Any distributions paid to the holders of GDNs are usually subject to a fee charged by the depositary bank. In addition to the risks associated with foreign investments, the Funds’ investments in GDNs are subject to the risks associated with the underlying local currency-denominated bond and derivative instruments including credit risk, default risk, counterparty risk, interest rate risk, leverage risk, liquidity risk, and reliance on the adviser risk. Holders of GDNs may have limited rights, and investment restrictions in certain countries may adversely impact the value of GDNs because such restrictions may limit the ability to convert the bonds into GDNs and vice versa. Such restrictions may cause bonds of the underlying issuer to trade at a discount or premium to the market price of the GDN.

Certain of the foregoing risks may also apply to some extent to securities of U.S. issuers that are denominated in foreign currencies or that are traded in foreign markets, or securities of U.S. issuers having significant foreign operations or other exposure to foreign markets. If a Fund invests in securities issued by foreign issuers, the Fund may be subject to the risks described above even if the Fund’s investment is denominated in United States dollars, especially with respect to issuers whose revenues are principally earned in a foreign currency but whose debt obligations have been issued in United States dollars or other hard currencies.

Non-U.S. Sub-Custodians. Rules adopted under the 1940 Act permit a Fund to maintain its non-U.S. securities and cash in the custody of certain eligible non-U.S. banks and securities depositories.

Certain banks in non-U.S. countries may not be eligible sub-custodians for a Fund, in which event the Fund may be precluded from purchasing securities in certain non-U.S. countries in which it otherwise would invest or which may result in a Fund incurring additional costs and delays in providing transportation and custody services for such securities outside of such countries. A Fund may encounter difficulties in effecting on a timely basis portfolio transactions with respect to any securities of issuers held outside their countries. Other banks that are eligible non-U.S. sub-custodians may be recently organized or otherwise lack extensive operating experience. In addition, in certain countries there may be legal restrictions or limitations on the ability of a Fund to recover assets held in custody by non-U.S. sub-custodians in the event of the bankruptcy of the sub-custodian.

Forward Commitments and Dollar Rolls. If a Fund enters into contracts to purchase securities for a fixed price at a future date beyond customary settlement time (“forward commitments”) it may be required to set aside on its books liquid assets in an amount sufficient to meet the purchase price or enter into offsetting contracts for the forward sale of other securities it owns. In the case of to-be-announced (“TBA”) purchase commitments, the unit price and the estimated principal amount are established when the Fund enters into a contract, with the actual principal amount being within a specified range of the estimate. Forward commitments may be considered securities in themselves, and involve a risk of loss if the value of the security to be purchased declines prior to the settlement date, which risk is in addition to the risk of decline in the value of a Fund’s other assets. Where such purchases are made through dealers, a Fund relies on the dealer to consummate the sale. The dealer’s failure to do so may result in the loss to the Fund of an advantageous yield or price. Although a Fund will generally enter into forward commitments with the intention of acquiring securities for its portfolio or for delivery pursuant to options contracts it has entered into, a Fund may dispose of a commitment prior to settlement if the Fund’s Adviser deems it appropriate to do so. A Fund may realize short-term profits or losses upon the sale of forward commitments.

A Fund may enter into TBA sale commitments to hedge its portfolio positions or to sell securities it owns under delayed delivery arrangements. Proceeds of TBA sale commitments are not received until the contractual settlement date. Unsettled TBA sale commitments are valued at current market value of the underlying securities. If the TBA sale commitment is closed through the acquisition of an offsetting purchase commitment, the Fund realizes a gain or loss on the commitment without regard to any unrealized gain or loss on the underlying security. If a Fund delivers securities under the commitment, the Fund realizes a gain or loss from the sale of the securities based upon the unit price established at the date the commitment was entered into.

A Fund may enter into dollar roll transactions (generally using TBAs) in which it sells a fixed income security for delivery in the current month and simultaneously contracts to purchase similar securities (for example, same type, coupon and maturity) at an agreed upon future time. By engaging in a dollar roll transaction, a Fund foregoes principal and interest paid on the security that is sold, but receives the difference between the current sales price and the forward price for the future purchase. A Fund would also be able to earn interest on the proceeds of the sale before they are reinvested. A Fund accounts for dollar rolls as purchases and sales. Dollar rolls may be used to create investment leverage and may increase the Fund’s risk and volatility.

The obligation to purchase securities on a specified future date involves the risk that the market value of the securities that a Fund is obligated to purchase may decline below the purchase price. In addition, in the event the other party to the transaction files for bankruptcy, becomes insolvent or defaults on its obligation, a Fund may be adversely affected.

Proposed amendments to FINRA rules include mandatory margin requirements for the TBA market that would require the Funds to post collateral in connection with their TBA transactions. There is no similar requirement applicable to the Funds’ TBA counterparties. If those rules are implemented, the required collateralization of TBA trades could increase the cost of TBA transactions to the Funds and impose added operational complexity.

Hybrid Securities. A Fund may acquire hybrid securities. A third party or Adviser may create a hybrid security by combining an income-producing debt security (“income producing component”) and the right to receive payment based on the change in the price of an equity security (“equity component”). The income-producing component is achieved by investing in non-convertible, income-producing securities such as bonds, preferred stocks and money market instruments, which may be represented by derivative instruments. The equity component is achieved by investing in securities or instruments such as cash-settled warrants or options to receive a payment based on whether the price of a common stock surpasses a certain exercise price, or options on a stock index. A hybrid security comprises two or more separate securities, each with its own market value. Therefore, the market value of a hybrid security is derived from the values of its income-producing component and its equity component.

A holder of a hybrid security faces the risk of a decline in the price of the security or the level of the index involved in the equity component, causing a decline in the value of the security or instrument, such as a call option or warrant, purchased to create the hybrid security. The equity component has risks typical to a purchased call option. Should the price of the stock fall below the exercise price and remain there throughout the exercise period, the entire amount paid for the call option or warrant would be lost. Because a hybrid security includes the income-producing component as well, the holder of a hybrid security also faces risks typical to all debt securities.

Sovereign Debt Obligations. A Fund may invest in sovereign debt, including of emerging market countries. Investors should be aware that certain sovereign debt instruments in which the Funds may invest may involve great risk and may be deemed to be the equivalent in terms of credit quality to securities rated below investment grade by Moody’s, S&P or Fitch.

Sovereign debt may be issued by foreign developed and emerging market governments and their respective sub-divisions, agencies or instrumentalities, government sponsored enterprises and supranational government entities. Supranational entities include international organizations that are organized or supported by one or more government entities to promote economic reconstruction or development and by international banking institutions and related governmental agencies. Investment in sovereign debt can involve a high degree of risk. The governmental entity that controls the repayment of sovereign debt may not be able or willing to repay the principal and/or interest when due in accordance with the terms of the debt. A governmental entity’s willingness or ability to repay principal and interest due in a timely manner may be affected by, among other factors, its cash flow situation, the extent of its foreign currency reserves or its inability to sufficiently manage fluctuations in relative currency valuations, the availability of sufficient foreign exchange on the date a payment is due, the relative size of the debt service burden to the economy as a whole, the governmental entity’s policy toward principal international lenders such as the International Monetary Fund, and the political and social constraints to which a governmental entity may be subject. Governmental entities also may depend on expected disbursements from foreign governments, multilateral agencies and others to reduce principal and interest arrearages on their debt. The commitment on the part of these governments, agencies and others to make such disbursements may be conditioned on a governmental entity’s implementation of economic reforms and/or economic performance and the timely service of such debtor’s obligations. Failure to implement such reforms, achieve such levels of economic performance or repay principal or interest when due may result in the cancellation of such third parties’ commitments to lend funds to the governmental entity, which may further impair such debtor’s ability or willingness to service its debts in a timely manner. Consequently, governmental entities may decide to default on their sovereign debt in whole or in part. Holders of sovereign debt (including a Fund) may be requested to participate in the rescheduling of such debt and to extend further loans to governmental entities. There is no bankruptcy proceeding through which holders of sovereign debt (including a Fund) may attempt to collect all or a portion of their investment upon a default, which could result in significant losses to the Funds.

A Fund may invest in Brady Bonds, sovereign debt securities created through the exchange of existing commercial bank loans to sovereign entities for new obligations in connection with debt restructurings under a debt restructuring plan. Brady Bonds may be collateralized or uncollateralized, are issued in various currencies (primarily the U.S. dollar) and are actively traded in the over-the-counter secondary market. Investments in Brady Bonds involve various risks associated with investing in sovereign debt securities and may be subject to restructuring arrangements or to requests for new credit, which may cause the Fund to lose interest or principal on holdings consisting of Brady Bonds.

A Fund’s investments in foreign currency denominated debt obligations and hedging activities will likely produce a difference between its book income and its taxable income. This difference may cause a portion of that Fund’s income distributions to constitute returns of capital for tax purposes or require the Fund to make distributions exceeding book income to qualify as a RIC for federal tax purposes. See “Distributions and Taxes” below.

Some of the countries in which a Fund may invest have encountered difficulties in servicing their sovereign debt. Some of these countries have withheld payments of interest and/or principal of sovereign debt. These difficulties have also led to agreements to restructure external debt obligations; in particular, commercial bank loans, typically by rescheduling principal payments, reducing interest rates and extending new credits to finance interest payments on existing debt. Unlike most corporate debt restructurings, the fees and expenses of financial and legal advisers to the creditors in connection with a restructuring may be borne by the holders of the sovereign debt securities instead of the sovereign entity itself. Some sovereign debtors have in the past been able to restructure their debt payments without the approval of some or all debt holders or to declare moratoria on payments, and similar occurrences may happen in the future where holders of sovereign debt may be requested to participate in similar rescheduling of such debt.

The ability or willingness of foreign governments to make timely payments on their sovereign debt is likely to be influenced strongly by a country’s balance of trade and its access to trade and other international credits. A country whose exports are concentrated in a few commodities could be vulnerable to a decline in the international prices of one or more of such commodities. Increased protectionism on the part of a country’s trading partners could also adversely affect its exports. Such events could extinguish a country’s trade account surplus, if any. To the extent that a country receives payment for its exports in currencies other than hard currencies, its ability to make hard currency payments could be affected.

The occurrence of political, social, economic and diplomatic changes in one or more of the countries issuing sovereign debt could adversely affect the Funds’ investments. The countries issuing such instruments may be faced with social and political issues and some of them have experienced high rates of inflation and have extensive internal debt. Among other effects, high inflation and internal debt service requirements may adversely affect the cost and availability of future domestic sovereign borrowing to finance governmental programs, and may have other adverse social, political and economic consequences. Political changes or a deterioration of a country’s domestic economy or balance of trade may affect the willingness of countries to service their sovereign debt. There can be no assurance that adverse political changes will not cause the Funds to suffer a loss of interest or principal on any of its holdings.

As a result of all of the foregoing, a government obligor may default on its obligations and/or the values of its obligations may decline significantly. If an event of default occurs, a Fund may have limited legal recourse against the issuer and/or guarantor. Remedies must, in some cases, be pursued in the courts of the defaulting party itself, and the ability of the holder of foreign government debt securities to obtain recourse may be subject to the political climate in the relevant country. Bankruptcy, moratorium and other similar laws designed to protect and enforce the rights of creditors may not apply to issuers of sovereign debt obligations in many jurisdictions may be substantially different from those applicable to issuers of private debt obligations, and/or may be ineffective in enforcing the Funds’ rights or effecting a recovery on the Funds’ investments. In addition, no assurance can be given that the holders of commercial bank debt will not contest payments to the holders of other foreign government debt obligations in the event of default under their commercial bank loan agreements.

Periods of economic uncertainty may result in the volatility of market prices of sovereign debt and in turn, the Funds’ NAVs, to a greater extent than the volatility inherent in domestic securities. The value of sovereign debt will likely vary inversely with changes in prevailing interest rates, which are subject to considerable variance in the international market.

Commodities. A Fund may invest directly or indirectly in commodities (such as precious metals, industrial metals, natural gas or other energy commodities, and agriculture and livestock). Commodity prices can be more volatile than prices of other types of investments and can be affected by a wide range of factors, including changes in overall market movements, speculative activity of other investors, real or perceived inflationary trends, commodity index volatility, changes in interest rates or currency exchange rates, population growth and changing demographics, nationalization, expropriation or other confiscation, economic or other sanctions, international regulatory, political, and economic developments (for example, regime changes, trade disputes, wars and changes in economic activity levels), and developments affecting supply, demand and/or other market fundamentals with respect to a particular sector, industry, or commodity, such as drought, floods, or other weather conditions, livestock disease, trade embargoes, competition from substitute products, transportation bottlenecks or shortages, insufficient storage capacity, fluctuations in supply and demand, wars, tariffs and international economic, political and regulatory developments. The DoubleLine Strategic Commodity Fund will likely at times have significant exposure to particular sectors through its commodities-related investments, including, for example, the energy, industrial metals, and agricultural and livestock sectors and may be exposed to greater risk associated with events affecting those sectors. Certain commodities may also originate from or be produced in countries or regions that are experiencing or may experience social and political unrest and may be subject to risks associated with economic, social or political developments in those countries or regions.

A Fund may also use commodity-related derivatives such as commodity-linked swaps, commodity index-linked structured notes and other derivative instruments that provide exposure to the investment returns of the commodity markets without direct investment in physical commodities or commodities futures contracts. Commodity-linked swaps are derivative instruments whereby the cash flows agreed upon between counterparties are dependent upon the price of the underlying commodity or commodity index over the life of the swap. The value of the swap will rise and fall in response to changes in the underlying commodity or commodity index. These swaps expose the Fund economically to movements in commodity prices. A Fund may also invest in commodity-linked notes that pay a return linked to the performance of a commodities index or basket of futures contracts with respect to all of the commodities in an index. In some cases, the return is based on a multiple of the performance of the relevant index or basket. Structured notes may be structured by the issuer or the purchaser of the note. Structured notes are derivative debt instruments with principal payments generally linked to the value of commodities, commodity futures contracts or the performance of commodity indices and interest and coupon payments pegged to a market-based interest rate, such as an industry-standard floating rate or a bank’s prime rate. The value of these notes will rise or fall in response to changes in the underlying commodity or related index or investment. A Fund may also take long and/or short positions in commodities by investing in other investment companies, ETFs or other pooled investment vehicles, such as commodity pools. Certain of these other investment vehicles may seek to provide exposure to commodities without actually owning physical commodities, and may therefore produce different results than they would through ownership of the commodities.

A Fund may hold positions in commodity futures contracts. Commodity futures contracts are agreements between two parties in which one party agrees to buy an asset from another party at a later date at a price and quantity that is agreed upon at the time the contract is made. Commodity futures contracts are generally traded on futures exchanges. Upon entering a futures transaction, the Fund is typically required to deposit an initial margin payment to a futures commission merchant. Futures clearinghouses typically mark every futures contract to market at the end of each trading day. If the Fund’s futures positions have declined in value, the Fund may be required to post additional margin when its futures contracts are marked-to-market. Prior to the expiration of a futures contract, the Fund may elect to close out its position, at which time a final determination of variation margin is made. At that time, the Fund then realizes any loss or gain on the futures transaction.

The values of these derivatives may fluctuate more than the relevant underlying commodity or commodities or commodity index. The requirements for qualification as a RIC can limit the manner in or extent to which a Fund may enter into certain commodity-related derivatives, such as commodities futures contracts discussed above, and such derivatives may adversely affect the Fund’s ability to qualify as a RIC. See “Distributions and Taxes” below.

Tender Option Bonds. In a tender option bond transaction (“TOB”), a tender option bond trust (“TOB Trust”) issues floating rate certificates (“TOB Floater”) and residual interest certificates (“TOB Residual”) and utilizes the proceeds of such issuance to purchase a fixed-rate municipal bond (“Fixed Rate Bond”) that either is owned or identified by a Fund. The TOB Floater is generally issued to investors (typically a money market fund) and the TOB Residual is generally issued to other investors, including, potentially, a Fund, that may have sold or identified the Fixed Rate Bond. The TOB Trust divides the income stream provided by the Fixed Rate Bond to create two securities, the TOB Floater, which is a short-term security, and the TOB Residual, which is a longer-term security. The interest rates payable on the TOB Residual bear an inverse relationship to the interest rate on the TOB Floater. The interest rate on the TOB Floater is reset by a remarketing process typically every 7 to 35 days. After income is paid on the TOB Floater at current rates, the residual income from the Fixed Rate Bond goes to the TOB Residual. Therefore, rising short-term rates result in lower income for the TOB Residual, and vice versa. In the case of a TOB Trust that utilizes the cash received (less transaction expenses) from the issuance of the TOB Floater and TOB Residual to purchase the Fixed Rate Bond from a Fund, the Fund may then invest the cash received in additional securities, generating leverage for the Fund. Other DoubleLine-managed accounts may also contribute municipal bonds to a TOB Trust into which a Fund has contributed Fixed Rate Bonds. If multiple DoubleLine-managed accounts participate in the same TOB Trust, the economic rights and obligations under the TOB Residual will be shared among the funds ratably in proportion to their participation in the TOB Trust.

The TOB Residual may be more volatile and less liquid than other municipal bonds of comparable maturity. In most circumstances the TOB Residual holder bears substantially all of the underlying Fixed Rate Bond’s downside investment risk and also benefits from any appreciation in the value of the underlying Fixed Rate Bond. Investments in a TOB Residual typically will involve greater risk than investments in Fixed Rate Bonds.

A TOB Residual held by a Fund may provide the Fund with the right to: (1) cause the holders of the TOB Floater to tender their notes at par, and (2) cause the sale of the Fixed-Rate Bond held by the TOB Trust, thereby collapsing the TOB Trust. TOB Trusts are generally supported by a liquidity facility provided by a third party bank or other financial institution (the “Liquidity Provider”) that provides for the purchase of TOB Floaters that cannot be remarketed. The holders of the TOB Floaters have the right to tender their certificates in exchange for payment of par plus accrued interest on a periodic basis (typically weekly) or on the occurrence of certain mandatory tender events. The tendered TOB Floaters are remarketed by a remarketing agent, which is typically an affiliated entity of the Liquidity Provider. If the TOB Floaters cannot be remarketed, the TOB Floaters are purchased by the TOB Trust either from the proceeds of a loan from the Liquidity Provider or from a liquidation of the Fixed Rate Bond.

The TOB Trust may also be collapsed without the consent of a Fund, as the TOB Residual holder, upon the occurrence of certain “tender option termination events” (or “TOTEs”) as defined in the TOB Trust agreements. Such termination events typically include the bankruptcy or default of the issuer of the municipal bond, a substantial downgrade in credit quality of the municipal bond (or issuer thereof), or a judgment or ruling that interest on the Fixed Rate Bond is subject to federal income taxation. Upon the occurrence of a termination event, the TOB Trust would generally be liquidated in full with the proceeds typically applied first to any accrued fees owed to the trustee, remarketing agent and liquidity provider, and then to the holders of the TOB Floater up to par plus accrued interest owed on the TOB Floater and a portion of gain share, if any, with the balance paid out to the TOB Residual holder. In the case of a mandatory termination event, after the payment of fees, the TOB Floater holders would be paid before the TOB Residual holders (i.e., a Fund). In contrast, in the case of a TOTE, after payment of fees, the TOB Floater holders and the TOB Residual holders would be paid pro rata in proportion to the respective face values of their certificates.

In December 2013, regulators finalized rules implementing Section 619 (the “Volcker Rule”) and Section 941 (the “Risk Retention Rules”) of the Dodd-Frank Wall Street Reform and Consumer Protection Act (the “Dodd-Frank Act”). Both the Volcker Rule and the Risk Retention Rules apply to tender option bond programs. The Volcker Rule precludes banking entities from (i) sponsoring or acquiring interests in the trusts used to hold a municipal bond in the creation of TOB Trusts; and (ii) continuing to service or maintain relationships with existing programs involving TOB Trusts to the same extent and in the same capacity as existing programs. The Risk Retention Rules require the sponsor to a TOB Trust (e.g., a Fund) to retain at least five percent of the credit risk of the underlying assets supporting the TOB Trust’s municipal bonds. The Risk Retention Rules may adversely affect a Fund’s ability to engage in tender option bond trust transactions or increase the costs of such transactions in certain circumstances.

In response to these rules, industry participants explored various structuring alternatives for TOB Trusts and agreed on a new tender option bond structure in which a Fund may hire service providers to assist with establishing, structuring and sponsoring a TOB Trust. Service providers to a TOB Trust, such as administrators, liquidity providers, trustees and remarketing agents act at the direction of, and as agent of, the Fund as the TOB residual holders.

Under the new TOB Trust structure, the Liquidity Provider or remarketing agent will no longer purchase the tendered TOB Floaters, even in the event of failed remarketing. This may increase the likelihood that a TOB Trust will need to be collapsed and liquidated in order to purchase the tendered TOB Floaters. The TOB Trust may draw upon a loan from the

Liquidity Provider to purchase the tendered TOB Floaters. Any loans made by the Liquidity Provider will be secured by the purchased TOB Floaters held by the TOB Trust and will be subject to an interest rate agreed with the Liquidity Provider.

Convertible Securities. A Fund may invest in convertible securities. Convertible securities include bonds, debentures, notes, preferred stock and other securities that may be converted into or exchanged for, at a specific price or formula within a particular period of time, a prescribed amount of common stock or other equity securities of the same or a different issuer. Convertible securities may entitle the holder to receive interest paid or accrued on debt or dividends paid or accrued on preferred stock until the security matures or is redeemed, converted or exchanged.

The market value of a convertible security is a function of its investment value and its conversion value. A security’s investment value represents the value of the security without its conversion feature (i.e., a nonconvertible fixed income security). The investment value may be determined by reference to its credit quality and the current value of its yield to maturity or probable call date. At any given time, investment value is dependent upon such factors as the general level of interest rates, the yield of similar nonconvertible securities, the financial strength of the issuer and the seniority of the security in the issuer’s capital structure. A security’s conversion value is determined by multiplying the number of shares the holder is entitled to receive upon conversion or exchange by the current price of the underlying security.

If the conversion value of a convertible security is significantly below its investment value, the convertible security generally trades like nonconvertible debt or preferred stock and its market value will not be influenced greatly by fluctuations in the market price of the underlying security. Conversely, if the conversion value of a convertible security is near or above its investment value, the market value of the convertible security is typically more heavily influenced by fluctuations in the market price of the underlying security. Convertible securities generally have less potential for gain than common stocks.

A Fund’s investments in convertible securities may at times include securities that have a mandatory conversion feature, pursuant to which the securities convert automatically into common stock or other equity securities at a specified date and a specified conversion ratio, or that are convertible at the option of the issuer. Because conversion of the security is not at the option of the holder, the Fund may be required to convert the security into the underlying common stock even at times when to do so is not in the best interests of the shareholders.

The Funds also may invest in “synthetic” convertible securities, which will be selected based on the similarity of their economic characteristics to those of a traditional convertible security due to the combination of separate securities or instruments that possess the two principal characteristics of a traditional convertible security, i.e., an income-producing security (“income-producing component”) and the right to acquire an equity security (“convertible component”). The income-producing component is achieved by investing in non-convertible, income-producing securities such as bonds, preferred stocks and money market instruments. Unlike a traditional convertible security, which is a single security having a unitary market value, a synthetic convertible comprises two or more separate securities, each with its own market value. Therefore, the “market value” of a synthetic convertible security is the sum of the values of its income-producing component and its convertible component. For this reason, the values of a synthetic convertible security and a traditional convertible security may respond differently to market fluctuations. The convertible component is achieved by purchasing warrants or options to buy common stock at a certain exercise price, or options on a stock index. The Funds may also purchase synthetic securities created by other parties, typically investment banks, including convertible structured notes.

More flexibility is possible in the assembly of a synthetic convertible security than in the purchase of a convertible security. Although synthetic convertible securities may be used for a Fund where the two components are issued by a single issuer, thus making the synthetic convertible security similar to the traditional convertible security, the character of a synthetic convertible security allows the combination of components representing distinct issuers, when the Adviser believes that such a combination would better promote a Fund’s investment objective. A synthetic convertible security also is a more flexible investment in that its two components may be purchased separately. For example, an investor may purchase a warrant for inclusion in a synthetic convertible security but temporarily hold short-term investments while postponing the purchase of a corresponding bond pending development of more favorable market conditions.

A holder of a synthetic convertible security faces the risk of a decline in the price of the security or the level of the index involved in the convertible component, causing a decline in the value of the call option or warrant purchased to create the synthetic convertible security. Should the price of the stock fall below the exercise price and remain there throughout the exercise period, the entire amount paid for the call option or warrant would be lost. Because a synthetic convertible security includes the income-producing component as well, the holder of a synthetic convertible security also faces the risk that interest rates will rise, causing a decline in the value of the income-producing instrument. Synthetic convertible securities may be created by other parties, including convertible structured notes. Convertible structured notes are income-producing debentures linked to equity, and are typically issued by investment banks.

A Fund’s investment in convertible securities may also be generally subject to the risks associated with investment in fixed income securities. See “—Debt Securities Risks.”

Exchange-Traded Notes (“ETNs”). A Fund may invest in ETNs. ETNs have many features of senior, unsecured, unsubordinated debt securities. Their returns are linked to the performance of a particular asset, such as a market index, less applicable fees and expenses. ETNs are listed on an exchange and traded in the secondary market. A Fund may hold the ETN until maturity, at which time the issuer is obligated to pay a return linked to the performance of the relevant asset. ETNs do not typically make periodic interest payments and principal is not protected.

The market value of an ETN may be influenced by, among other things, time to maturity, level of supply and demand of the ETN, volatility and lack of liquidity in the underlying assets, changes in the applicable interest rates, the current performance of the asset to which the ETN is linked, and the credit rating of the ETN issuer. ETNs represent an unsecured obligation and therefore carry with them the risk that the counterparty will default and a Fund may not be able to recover the current value of its investment. The market value of an ETN may differ from the performance of the applicable asset and there may be times when an ETN trades at a premium or discount to the underlying asset’s value. This difference in price may be due to the fact that the supply and demand in the market for ETNs at any point in time is not always identical to the supply and demand in the market for the assets on which the ETN’s return is based. A change in the issuer’s credit rating may also affect the value of an ETN despite the underlying asset remaining unchanged.

ETNs are also subject to tax risk. For tax purposes, no assurance can be given that the Internal Revenue Service (“IRS”) will accept, or a court will uphold, how the Fund characterizes and treats ETNs or amounts realized thereon; further, the requirements for qualification as a RIC may limit the extent to which a Fund may invest in certain ETNs. See “Distributions and Taxes” below.

An ETN that is tied to a specific market index may not be able to replicate and maintain exactly the composition and relative weighting of securities, commodities or other components in the applicable market index. ETNs also incur certain expenses not incurred by their applicable market index, and the Fund would bear a proportionate share of any fees and expenses borne by the ETN in which it invests.

A Fund’s decision to sell its ETN holdings may be limited by the availability of a secondary market. In addition, although an ETN may be listed on an exchange, the issuer may not be required to maintain the listing and there can be no assurance that a secondary market will exist for an ETN. Some ETNs that use leverage in an effort to amplify the returns of an underlying market index can, at times, be relatively illiquid and may therefore be difficult to purchase or sell at a fair price. Leveraged ETNs may offer the potential for greater return, but the potential for loss and speed at which losses can be realized also are greater.

ETNs are generally similar to structured investments and hybrid instruments. For discussion of these investments and the risks generally associated with them, see “Hybrid Securities” and “Structured Investments” in this SAI.

Floating Rate and Variable Rate Demand Notes. A Fund may purchase taxable or tax-exempt floating rate and variable rate demand notes for short-term cash management or other investment purposes. Floating rate and variable rate demand notes and bonds may have a stated maturity in excess of one year, but may have features that permit a holder to demand payment of principal plus accrued interest upon a specified number of days notice. Frequently, such obligations are secured by letters of credit or other credit support arrangements provided by banks. The issuer has a corresponding right, after a given period, to prepay in its discretion the outstanding principal of the obligation plus accrued interest upon a specific number of days’ notice to the holders. The interest rate of a floating rate instrument may be based on a known lending rate, such as a bank’s prime rate, and is reset whenever such rate is adjusted. The interest rate on a variable rate demand note is reset at specified intervals at a market rate.

Inflation-Protected Securities. A Fund may invest in U.S. Treasury Inflation Protected Securities (“U.S. TIPS”), which are fixed income securities issued by the U.S. Department of Treasury, the principal amounts of which are adjusted daily based upon changes in the rate of inflation. A Fund may also invest in other inflation-protected securities issued by non-U.S. governments or by private issuers. U.S. TIPS pay interest on a semi-annual basis, equal to a fixed percentage of the inflation-adjusted principal amount. The interest rate on these bonds is fixed at issuance, but over the life of the bond this interest may be paid on an increasing or decreasing principal value that has been adjusted for inflation.

Repayment of the original bond principal upon maturity (as adjusted for inflation) is guaranteed for U.S. TIPS, even during a period of deflation. However, because the principal amount of U.S. TIPS would be adjusted downward during a period of deflation, a Fund will be subject to deflation risk with respect to its investments in these securities. In addition, the current market value of the bonds is not guaranteed, and will fluctuate. If a Fund purchases in the secondary market U.S. TIPS whose principal values have been adjusted upward due to inflation since issuance, the Fund may experience a loss if there is a subsequent period of deflation. A Fund may also invest in other inflation-related bonds which may or may not provide a guarantee of principal. If a guarantee of principal is not provided, the adjusted principal value of the bond repaid at maturity may be less than the original principal amount.

The periodic adjustment of U.S. TIPS is currently tied to the CPI-U, which is calculated by the U.S. Department of Treasury. The CPI-U is a measurement of changes in the cost of living, made up of components such as housing, food, transportation and energy. Inflation-protected bonds issued by a non-U.S. government are generally adjusted to reflect a comparable inflation index, calculated by that government. There can no assurance that the CPI-U or any non-U.S. inflation index will accurately measure the real rate of inflation in the prices of goods and services. If interest rates rise due to reasons other than inflation (for example, due to changes in currency exchange rates), investors in these securities may not be protected to the extent that the increase is not reflected in the bond’s inflation measure. In addition, there can be no assurance that the rate of inflation in a non-U.S. country will be correlated to the rate of inflation in the United States.

In general, the value of inflation-protected bonds is expected to fluctuate in response to changes in real interest rates, which are in turn tied to the relationship between nominal interest rates and the rate of inflation. Therefore, if inflation were to rise at a faster rate than nominal interest rates, real interest rates might decline, leading to an increase in value of inflation-protected bonds. In contrast, if nominal interest rates increased at a faster rate than inflation, real interest rates might rise, leading to a decrease in value of inflation-protected bonds. If inflation is lower than expected during the period the Fund holds the security, the Fund may earn less on the security than on a conventional bond. Any increase in principal value is taxable in the year the increase occurs, even though holders do not receive cash representing the increase at that time. As a result, if a Fund invests in inflation-protected securities, it could be required at times to liquidate other investments, including when it is not advantageous to do so, in order to satisfy its distribution requirements as a RIC and to eliminate any fund-level income tax liability under the Code.

Infrastructure Investments. A Fund may invest in securities and other obligations of U.S. and non-U.S. issuers providing exposure to infrastructure investments. Infrastructure investments include, without limitation, fixed or floating-rate debt instruments or loans issued to finance (or re-finance) the ownership, development, construction, maintenance, renovation, enhancement, or operation of infrastructure assets. Infrastructure investments also include investments in the debt securities of or loans made to issuers of various types including issuers that invest in, own or hold infrastructure assets; or issuers that operate infrastructure assets or provide services, products or raw materials related to the development, construction, maintenance, renovation, enhancement or operation of infrastructure assets. Issuers in which a Fund may invest may include, among others, operating companies, special purpose vehicles, including vehicles created to hold or finance infrastructure assets, municipal issuers, and government-related issuers.

Infrastructure investments include assets or projects that support the operation, function, growth or development of a community or economy. The infrastructure assets to which a Fund may have exposure, directly or indirectly, include, without limitation, those related to transportation (e.g., airports, metro systems, subways, railroads, ports, toll roads, airplanes); electric utilities and power (e.g., power generation, transmission and distribution); energy (e.g., exploration & production, pipeline, storage, refining and distribution of energy); renewable energies (e.g., wind, solar, hydro, geothermal); communication networks and equipment; water and sewage treatment; social infrastructure (e.g., health care facilities, government accommodations, and other public service facilities); metals and mining; and shipping, cement, steel, and other resources and services related to infrastructure assets (e.g., chemical companies).

The values of a Fund’s infrastructure investments may be entirely dependent upon the successful development, construction, maintenance, renovation, enhancement or operation of infrastructure assets or infrastructure-related projects. Accordingly, a Fund may have significant exposure to adverse economic, regulatory, political, legal, demographic, environmental and other developments affecting the success of the infrastructure assets or projects in which it directly or indirectly invests.

Initial Public Offerings. A Fund may purchase debt or equity securities in initial public offerings (“IPOs”). These securities, which are often issued by unseasoned companies, may be subject to many of the same risks of investing in companies with smaller market capitalizations. Securities issued in IPOs have no trading history, and information about the companies may be available for very limited periods. Securities issued in an IPO frequently are very volatile in price, and the Fund may hold securities purchased in an IPO for a very short period of time. As a result, the Fund’s investments in IPOs may increase portfolio turnover, which increases brokerage and administrative costs and may result in distributions taxable to shareholders subject to tax.

At any particular time or from time to time the Fund may not be able to invest in securities issued in IPOs, or invest to the extent desired because, for example, only a small portion (if any) of the securities being offered in an IPO may be made available to the Fund. In addition, under certain market conditions a relatively small number of companies may issue securities in IPOs. Similarly, as the number of funds advised by the Adviser to which IPO securities are allocated increases, the number of securities issued to any one fund may decrease. The investment performance of the Fund during periods when it is unable to invest significantly or at all in IPOs may be lower than during periods when the Fund is able to do so. In addition, as the Fund increases in size, the impact of IPOs on the Fund’s performance will generally decrease. There can be no assurance that investments in IPOs will be available to the Funds or improve the Fund’s performance.

Municipal Bonds. Municipal bonds are investments of any maturity issued by states, public authorities or political subdivisions to raise money for public purposes; they include, for example, general obligations of a state or other government entity supported by its taxing powers to acquire and construct public facilities, or to provide temporary financing in anticipation of the receipt of taxes and other revenue. They also include obligations of states, public authorities or political subdivisions to finance privately owned or operated facilities or public facilities financed solely by enterprise revenues. Changes in law or adverse determinations by the IRS or a state tax authority could cause the income from some of these obligations to become taxable.

Short-term municipal bonds are generally issued by state and local governments and public authorities as interim financing in anticipation of tax collections, revenue receipts or bond sales to finance such public purposes.

Certain types of private activity bonds may be issued by public authorities to finance projects such as privately operated housing facilities; certain local facilities for supplying water, gas or electricity; sewage or solid waste disposal facilities; student loans; or public or private institutions for the construction of educational, hospital, housing and other facilities. Such obligations are included within the term municipal bonds if the interest paid thereon is, in the opinion of bond counsel, exempt from federal income tax and state personal income tax (such interest may, however, be subject to federal alternative minimum tax). Other types of private activity bonds, the proceeds of which are used for the construction, repair or improvement of, or to obtain equipment for, privately operated industrial or commercial facilities, may also constitute municipal bonds, although current federal tax laws place substantial limitations on the size of such issues.

The Funds do not expect to qualify to pass through to shareholders the tax-exempt character of interest on municipal bonds. A Fund may also invest in certain types of municipal bonds that are not tax-exempt. See “—Tax Credit Bonds” below.

Participation interests. A Fund may invest in municipal bonds either by purchasing them directly or by purchasing certificates of accrual or similar instruments evidencing direct ownership of interest payments or principal payments, or both, on municipal bonds, provided that, in the opinion of counsel, any discount accruing on a certificate or instrument that is purchased at a yield not greater than the coupon rate of interest on the related municipal bonds will be exempt from federal income tax to the same extent as interest on the municipal bonds. A Fund may also invest in municipal bonds by purchasing from banks participation interests in all or part of specific holdings of municipal bonds. These participations may be backed in whole or in part by an irrevocable letter of credit or guarantee of the selling bank. The selling bank may receive a fee from a Fund in connection with the arrangement.

Stand-by commitments. If a Fund purchases municipal bonds, it has the authority to acquire stand-by commitments from banks and broker-dealers with respect to those municipal bonds. A stand-by commitment may be considered a security independent of the municipal bond to which it relates. The amount payable by a bank or dealer during the time a stand-by commitment is exercisable, absent unusual circumstances, would be substantially the same as the market value of the underlying municipal bond to a third party at any time. It is expected that stand-by commitments generally will be available without the payment of direct or indirect consideration.

Yields. The yields on municipal bonds depend on a variety of factors, including general money market conditions, effective marginal tax rates, the financial condition of the issuer, general conditions of the municipal bond market, the size of a particular offering, the maturity of the obligation and the rating of the issue. The ratings assigned by NRSROs represent their opinions as to the credit quality of the municipal bonds that they undertake to rate. It should be emphasized, however, that ratings are general and are not absolute standards of quality. Consequently, municipal bonds with the same maturity and interest rate but with different ratings may have the same yield. Yield disparities may occur for reasons not directly related to the investment quality of particular issues or the general movement of interest rates and may be due to such factors as changes in the overall demand or supply of various types of municipal bonds or changes in the investment objectives of investors. Subsequent to purchase by a Fund, an issue of municipal bonds or other investments may cease to be rated or its rating may be reduced below the minimum rating required for purchase by the Fund. Neither event will require the elimination of an investment from the Fund’s portfolio, but the Adviser will consider such an event in its determination of whether the Fund should continue to hold an investment in its portfolio.

Moral obligation bonds. The Funds may invest in so-called moral obligation bonds, where repayment is backed by a moral commitment of an entity other than the issuer, if the credit of the issuer itself, without regard to the moral obligation, meets the investment criteria established for investments by the relevant Fund.

Municipal leases. A Fund may acquire participations in lease obligations or installment purchase contract obligations (collectively, “lease obligations”) of municipal authorities or entities. Lease obligations do not constitute general obligations of the municipality for which the municipality’s taxing power is pledged. Certain of these lease obligations contain non-appropriation clauses, which provide that the municipality has no obligation to make lease or installment purchase payments in future years unless money is appropriated for such purpose on a yearly basis. In the case of a non-appropriation lease, a Fund’s ability to recover under the lease in the event of non-appropriation or default will be limited solely to the repossession of the leased property, and in any event, foreclosure of that property might prove difficult.

Pre-refunded municipal bonds. A Fund may invest in pre-refunded municipal bonds, which are a type of municipal bond where the issuer, prior to final maturity of the bond, has set aside high-quality debt instruments in a designated escrow account to fund in full the payment of the amount owed at final maturity to a call date on or before the final maturity of principal and remain outstanding in the municipal market. The payment of principal and interest of the pre-refunded municipal bonds held by a Fund is funded from the securities in the designated escrow account, which typically holds U.S. Treasury securities or other obligations of the U.S. government, including its agencies and instrumentalities (“Agency Securities”). Pre-refunded municipal bonds usually will bear an AAA rating (if a re-rating has been requested and paid for) because they typically are backed by the U.S. Treasury or Agency Securities. As the payment of principal and interest is generated from securities held in a designated escrow account, the pledge of the municipality has been fulfilled and the original pledge of revenue by the municipality is no longer in place. The escrow account securities pledged to pay the principal and interest of the pre-refunded municipal bonds held by a Fund nonetheless still subject a Fund to interest rate risk and market risk. In addition, while a secondary market exists for pre-refunded municipal bonds, if a Fund sells pre-refunded municipal bonds prior to maturity, the price received may be more or less than the original cost, depending on market conditions at the time of sale. The interest on pre-refunded bonds issued on or before December 31, 2017 is exempt from federal income tax; the interest on such bonds issued after December 31, 2017 is not exempt from federal income tax.

Revenue Bonds. A Fund may invest in revenue bonds, which are a type of municipal bond payable only from the revenues derived from a particular facility, a class of facilities or, in some cases, from the proceeds of a special excise tax or other specific revenue source. Revenue bonds have been issued to fund a wide variety of capital projects including: electric, gas, water, and sewer systems; highways, bridges and tunnels; port and airport facilities; colleges and universities; hospitals; and other infrastructure assets or projects. Although some of these obligations may be unsecured, municipal bonds may provide security in the form of a debt service reserve fund the assets of which may be used to make principal and interest payments on the issuer’s obligations. In addition to a debt service reserve fund, some authorities provide further security in the form of a state’s ability (without obligation) to make up deficiencies in the debt reserve fund.

Because revenue bonds are typically payable only from revenue generated by the facility, class of facilities, facility operator, or special excise tax proceeds for payment of interest and principal, rather than the credit of the state or local government authority issuing the bonds, revenue bonds may be subject to greater credit risk than general obligations because of the relatively limited source of revenue. Industry-specific conditions may also affect the investment quality and value of revenue bonds (see “—Infrastructure Sector Risk” below).

Tax Credit Bonds. If a Fund holds, directly or indirectly, one or more “tax credit bonds” issued on or before December 31, 2017 on one or more applicable dates during a taxable year, it is possible that a Fund will elect to permit its shareholders to claim a tax credit on their income tax returns equal to each shareholder’s proportionate share of tax credits from the applicable bonds that otherwise would be allowed to a Fund. In such a case, a shareholder will be deemed to receive a distribution of money with respect to its Fund shares equal to the shareholder’s proportionate share of the amount of such credits and be allowed a credit against the shareholder’s U.S. federal income tax liability equal to the amount of such deemed distribution, subject to certain limitations imposed by the Code on the credits involved. Even if a Fund is eligible to pass through such tax credits to shareholders, a Fund may choose not to do so.

Additional risks. Securities in which a Fund may invest, including municipal bonds, are subject to the provisions of bankruptcy, insolvency and other laws affecting the rights and remedies of creditors, such as the federal Bankruptcy Code (including special provisions related to municipalities and other public entities), and laws, if any, that may be enacted by Congress or state legislatures extending the time for payment of principal or interest, or both, or imposing other constraints upon enforcement of such obligations. There is also the possibility that, as a result of litigation or other conditions, such as the recent bankruptcy-type proceedings by the Commonwealth of Puerto Rico, the power, ability or willingness of issuers to meet their obligations for the payment of interest and principal on their municipal bonds may be materially affected or their obligations may be found to be invalid or unenforceable. Such litigation or conditions may from time to time have the effect of introducing uncertainties in the market for municipal bonds or certain segments thereof, or of materially affecting the credit risk with respect to particular bonds. Adverse economic, business, legal or political developments might affect all or a substantial portion of a Fund’s municipal bonds in the same manner.

From time to time, proposals have been introduced before Congress for the purpose of restricting or eliminating the federal income tax exemption for interest on debt obligations issued by states and their political subdivisions. Federal tax laws limit the types and amounts of tax-exempt bonds issuable for certain purposes, especially industrial development bonds and private activity bonds. Such limits may affect the future supply and yields of these types of municipal bonds. Further proposals limiting the issuance of municipal bonds may well be introduced in the future.

Private Investment in Public Companies (“PIPEs”). A Fund may invest in PIPE transactions. In a typical PIPE transaction, a Fund will acquire stock of a company (such as convertible notes or convertible preferred stock) that is convertible into common stock through a private placement pursuant to Regulation D. The issuer’s common stock is usually publicly traded on a U.S. securities exchange or in the OTC markets, but the securities that are acquired in the PIPE transaction are not registered and will be subject to restrictions on their resale. Due to the potentially illiquid nature of such securities, the purchase price in a PIPE transaction will typically be fixed at a discount to the prevailing market price of the issuer’s common stock at the time of the transaction. As part of a PIPE transaction, the issuer will generally be contractually obligated to seek to register the securities under the U.S. securities laws within an agreed upon period of time after the PIPE transaction. However, the Fund may not be able to sell its shares until that registration process is completed. PIPE transactions are subject to the risk that the issuer may be unable to register the securities for public resale in a timely manner, or at all, in which case the securities could be sold only in a privately negotiated transaction and, potentially, at a price less than that paid by the Fund. Disposing of such securities may involve negotiation and legal expenses. Even if such securities are registered for public sale, the resulting market for the securities may be thin or illiquid, which could make it difficult for a Fund to dispose of such securities at an acceptable price.

Private Investment Vehicles. A Fund may also invest in private investment funds, pools, vehicles, or other structures such as, without limitation, hedge funds, private equity funds or other pooled investment vehicles, which may take the form of corporations, partnerships, trusts, limited partnerships, limited liability companies, or any other form of business organization (collectively, “private funds”), including those sponsored or advised by the Adviser or its related parties. Private funds may utilize leverage without limit and, to the extent a Fund invests in private funds that utilize leverage, the Fund will indirectly be exposed to the risks associated with that leverage and the values of its shares may be more volatile as a result. If a private fund in which a Fund invests is not publicly offered or there is no public market for its shares, the Fund will typically be prohibited by the terms of its investment from selling its shares in the private fund, or may not be able to find a buyer for those shares at an acceptable price. Securities issued by private funds are generally issued in private placements and are restricted securities. An investment in a private fund may be highly volatile and difficult to value. A

Fund would bear its pro rata share of the expenses of any private fund in which it invests. See “—Private Placement and Restricted Securities” below.

An investment in private funds sponsored or advised by the Adviser or its related parties presents certain conflicts of interest. Private funds may pay the Adviser (or its related parties) different levels of fees, each based on the amount of assets invested in them. Accordingly, the Adviser or its related parties will earn fees if the Adviser invests a Fund’s assets in private funds that pay fees to the Adviser or its related parties, and will earn more in payments if a Fund’s assets are allocated to those private funds paying fees at the highest rates. This provides the Adviser an incentive to allocate a Fund’s assets into those private funds that pay the highest rate of fees to the Adviser and its related parties; however, the Adviser has a duty to disregard that incentive and allocate a Fund’s assets based on the best interest of a Fund.

Rule 144A/ Regulation S Securities. A Fund may invest in securities that are purchased in private placements and, accordingly, are subject to restrictions on resale as a matter of contract or under federal securities laws. Because there may be relatively few potential purchasers for such investments, especially under adverse market or economic conditions or in the event of adverse changes in the financial condition of the issuer, a Fund could find it more difficult to sell such securities when the Adviser believes it advisable to do so or may be able to sell such securities only at prices lower than if such securities were more widely held. At times, it may also be more difficult to determine the fair value of such securities for purposes of computing a Fund’s NAV.

While such private placements may offer attractive opportunities for investment not otherwise available on the open market, the securities so purchased are often restricted securities, i.e., securities which cannot be sold to the public without registration under the Securities Act or the availability of an exemption from registration (such as Rules 144, 144A or Regulation S), or which are not readily marketable because they are subject to other legal or contractual delays in or restrictions on resale. There may also be limited public information available regarding investments in private funds, which will make such investment particularly dependent on the analytical abilities of a Fund’s portfolio managers.

The absence of a trading market can make it difficult to ascertain a market value for illiquid investments. Disposing of illiquid investments may involve time-consuming negotiation and legal expenses, and it may be difficult or impossible for a Fund to sell them promptly at an acceptable price. A Fund may have to bear the extra expense of registering such securities for resale and the risk of substantial delay in effecting such registration. In addition, market quotations are less readily available. The judgment of the Advisers may at times play a greater role in valuing these securities than in the case of publicly traded securities.

Generally speaking, restricted securities may be sold only to qualified institutional buyers, or in a privately negotiated transaction to a limited number of purchasers, or in limited quantities after they have been held for a specified period of time and other conditions are met pursuant to an exemption from registration, or in a public offering for which a registration statement is in effect under the Securities Act. A Fund may be deemed to be an underwriter for purposes of the Securities Act when selling restricted securities to the public, and in such event the Fund may be liable to purchasers of such securities if the registration statement prepared by the issuer, or the prospectus forming a part of it, is materially inaccurate or misleading.

Real Estate Investment Trusts (“REITs”). Exposure to the real estate sector may be gained by investing in a variety of ways, including by investing in REIT securities and common, preferred and convertible securities of issuers in real estate-related industries. Each of these types of investments are subject to risks similar to those associated with direct ownership of real estate, including loss to casualty or condemnation, increases in property taxes and operating expenses, zoning law amendments, changes in interest rates, overbuilding and increased competition, variations in market value, and possible environmental liabilities. Real estate-related investments may entail leverage and may be highly volatile. Factors affecting real estate values include the supply of real property in certain markets, changes in zoning laws, delays in completion of construction, changes in real estate values, changes in property taxes, levels of occupancy, adequacy of rent to cover operating expenses, and local, regional and global market conditions. The value of real estate-related investments also may be affected by changes in interest rates, macroeconomic developments, and social and economic trends.

REITs are pooled investment vehicles that own, and typically operate, income-producing real estate or that hold interests in real estate, such as mortgages. If a REIT meets certain requirements, including distributing to shareholders substantially all of its taxable income (other than net capital gains), then it is not taxed on the income distributed to shareholders. REITs are subject to management fees and other expenses, and so the Fund will bear its proportionate share of the costs of the REITs’

operations. There are three general categories of REITs: Equity REITs, Mortgage REITs and Hybrid REITs. Equity REITs, which invest primarily in direct fee ownership or leasehold ownership of real property and derive most of their income from rents, are generally affected by changes in the values of and incomes from the properties they own. Mortgage REITs invest mostly in mortgages on real estate, which may secure, for example, construction, development or long-term loans, and the main source of their income is mortgage interest payments. Mortgage REITs may be affected by the credit quality of the mortgage loans they hold. A hybrid REIT combines the characteristics of equity REITs and mortgage REITs, generally by holding both ownership interests and mortgage interests in real estate, and thus may be subject to risks associated with both real estate ownership and investments in mortgage-related securities. Along with the risks common to different types of real estate-related investments, REITs, no matter the type, involve additional risk factors, including poor performance by the REIT’s manager, adverse changes to the tax laws, and the possible failure by the REIT to qualify for the favorable tax treatment applicable to REITs under the Code or an exemption under the 1940 Act. REITs are not diversified and are heavily dependent on cash flow earned on the property interests they hold.

Mortgage REITs are exposed to the risks specific to the real estate market as well as the risks that relate specifically to the way in which mortgage REITs are organized and operated. Mortgage REITs receive principal and interest payments from the owners of the mortgaged properties. Accordingly, mortgage REITs are subject to the credit risk of the borrowers to whom they extend credit, and are subject to the risks described below under “mortgage-backed securities risk” and “prepayment risk”. Mortgage REITs are also subject to significant interest rate risk. Mortgage REITs typically use leverage and many are highly leveraged, which exposes them to the risks of leverage. Leverage risk refers to the risk that leverage created from borrowing may impair a mortgage REIT’s liquidity, cause it to liquidate positions at an unfavorable time and increase the volatility of the values of securities issued by the mortgage REIT. The use of leverage may not be advantageous to a mortgage REIT. To the extent that a mortgage REIT incurs significant leverage, it may incur substantial losses if its borrowing costs increase or if the assets it purchases with leverage decrease in value.

A Fund’s investment in a REIT may result in the Fund making distributions that constitute a return of capital to Fund shareholders for federal income tax purposes. In addition, distributions attributable to REITs made by a Fund to Fund shareholders will not qualify for the corporate dividends-received deduction, or, generally, for treatment as qualified dividend income.

Redeemable Securities. Certain securities held by a Fund may permit the issuer at its option to call or redeem its securities. If an issuer were to redeem securities held by a Fund during a time of declining interest rates, the Fund may not be able to reinvest the proceeds in securities providing the same investment return as the securities redeemed.

Short Sales and Short Positions. Short sales are transactions in which a Fund sells an instrument it does not own, in anticipation of a decline in the market value of that instrument. To complete such a transaction, the Fund must borrow the instrument to make delivery to the buyer. The Fund then is obligated to replace the instrument borrowed by purchasing it at the market price at or prior to the time of replacement. The price at such time may be more or less than the price at which the instrument was sold by the Fund. Until the instrument is replaced, the Fund is required to repay the lender any dividends or interest that accrues during the period of the loan. The Fund may also enter into a derivative transaction in order to establish a short position with respect to a reference asset. To borrow the instrument or establish the position, the Fund also may be required to pay a premium, which would increase the cost of the instrument sold or position established. The net proceeds of the short position will be retained by the broker (or by the Fund’s custodian in a special custody account), to the extent necessary to meet margin requirements, until the short position is closed out. The Fund also will incur transaction costs in effecting short positions.

The Fund will incur a loss as a result of the short position if the price of the instrument or the value of the reference asset increases between the date of the short sale or short position and the date on which the Fund replaces the borrowed instrument or otherwise closes out the transaction. A Fund will generally realize a gain if the instrument or the value of the reference asset declines in price between those dates. The amount of any gain will be decreased, and the amount of any loss increased, by the amount of the premium, dividends, interest, or expenses the Fund may be required to pay in connection with a short position. There can be no assurance that the Fund will be able to close out the position at any particular time or at an acceptable price. A Fund’s ability to engage in short sales may from time to time be limited or prohibited because of the inability to borrow certain instruments in the market, legal restrictions on short sales, or other reasons. The loss to a Fund from a short position is potentially unlimited.

The SEC has in the past adopted interim rules requiring reporting of all short positions above a certain de minimis threshold and may adopt (pursuant to recent proposals) rules requiring monthly public disclosure in the future. In addition, other non-U.S. jurisdictions where a Fund may trade have adopted reporting requirements. If a Fund’s short positions or its strategy become generally known, it could have a significant effect on an Adviser’s ability to implement its investment strategy. In particular, it would make it more likely that other investors could cause a short squeeze in the securities held short by a Fund forcing a Fund to cover its positions at a loss. Such reporting requirements may also limit an Adviser’s ability to access management and other personnel at certain companies where the Adviser seeks to take a short position. In addition, if other investors engage in copycat behavior by taking positions in the same issuers as a Fund, the cost of borrowing securities to sell short could increase drastically and the availability of such securities to a Fund could decrease drastically. Such events could make a Fund unable to execute its investment strategy. The SEC and regulatory authorities in other jurisdictions may adopt (and in certain cases, have adopted) bans on new or increases in short sales of certain securities, including short positions acquired through swaps or other derivative instruments, in response to market events. Bans on short selling and such short positions may make it impossible for a Fund to execute certain investment strategies and the Fund may be unable to execute its investment strategies as a result.

Short-Term Investments. Short-term, high quality investments, including, for example, commercial paper, bankers’ acceptances, certificates of deposit, bank time deposits, repurchase agreements, and investments in money market mutual funds or similar pooled investments.

Special Purpose Acquisition Companies. A Fund may invest in stock, warrants, and other securities of special purpose acquisition companies (“SPACs”) or similar special purpose entities that pool funds to seek potential acquisition opportunities. Unless and until an acquisition meeting the SPAC’s requirements is completed, a SPAC generally invests its assets (less a portion retained to cover expenses) in U.S. Government securities, money market securities and cash; if an acquisition that meets the requirements for the SPAC is not completed within a pre-established period of time, the invested funds are returned to the entity’s shareholders. Because SPACs and similar entities have no operating history or ongoing business other than seeking acquisitions, the value of their securities is particularly dependent on the ability of the entity’s management to identify and complete a profitable acquisition. Some SPACs may pursue acquisitions only within certain industries or regions, which may increase the volatility of their prices. In addition, these securities, which are typically traded in the over-the-counter market, may be considered illiquid and/or be subject to restrictions on resale. A Fund’s affiliates may create a SPAC for purchase by the Fund to assist the Fund in purchasing certain assets not otherwise available to the Fund.

Stapled Securities. A Fund may invest in stapled securities, which are financial instruments comprised of two or more different instruments that are contractually bound to form a single salable unit; they cannot be bought or sold separately. Stapled securities may often include a share in a company and a unit in a trust related to that company. The resulting security is influenced by both parts, and must be treated as one unit at all times, such as when buying or selling a security. The value of stapled securities and the income, if any, derived from them may fall as well as rise. The market for stapled securities may be illiquid at times, even for those securities that are listed on a domestic or foreign exchange.

Structured Investments. A structured investment is a security having a return tied to an underlying index or other security or asset class. Structured investments generally are individually negotiated agreements and may be traded over-the-counter. Structured investments are organized and operated to restructure the investment characteristics of the underlying security. This restructuring involves the deposit with or purchase by an entity, such as a corporation or trust, or specified instruments (such as commercial bank loans) and the issuance by that entity or one or more classes of securities (“structured securities”) backed by, or representing interests in, the underlying instruments. The cash flow on the underlying instruments may be apportioned among the newly issued structured securities to create securities with different investment characteristics, such as varying maturities, payment priorities and interest rate provisions, and the extent of such payments made with respect to structured securities is dependent on the extent of the cash flow on the underlying instruments. Because structured securities typically involve no credit enhancement, their credit risk generally will be equivalent to that of the underlying instruments. Investments in structured securities are generally of a class of structured securities that is either subordinated or unsubordinated to the right of payment of another class. Subordinated structured securities typically have higher yields and present greater risks than unsubordinated structured securities. Structured securities are typically sold in private placement transactions, and there currently is no active trading market for structured securities.

Credit-Linked Notes. A Fund may invest in credit-linked notes, which are a type of structured note (see “—Structured Products and Structured Notes Risk”) that are typically set-up as a pass-through note structure created by a broker or bank as an alternative investment for funds or other purchasers to directly invest in a basket of derivative instruments, such as credit default swaps, total return swaps, interest rate swaps and/or other securities, in order to provide exposure to the high yield or another debt securities market. Credit-linked notes are privately negotiated transactions whose returns are linked to the returns of one or more designated securities or other instruments that are referred to as “reference securities,” such as an infrastructure-related bond. Through the purchase of a credit-linked note, the Fund assumes the risk of the default or, in some cases, other declines in credit quality of the reference securities. The Fund also is exposed to the credit risk of the issuer of the credit-linked note in the full amount of the purchase price of the note, and the notes are often not secured by the reference securities or other collateral. The Fund has the right to receive periodic interest payments from the issuer of the credit-linked note at an agreed-upon interest rate, and, if there has been no default or, if applicable, other declines in credit quality, a return of principal at the maturity date.

Credit-linked notes are also subject to the risks of the reference securities, among others, credit risk, default or similar event risk, counterparty risk, interest rate risk, valuation risk, leverage risk and management risk, underlying the credit-linked notes. If one of the underlying reference securities defaults, or suffers certain other declines in credit quality, the Fund may, instead of receiving repayment of principal in whole or in part, receive the security that has defaulted.

It is expected that the trusts that issue credit-linked trust certificates will constitute “private” investment companies, exempt from registration under the 1940 Act. Although the trusts are typically private investment companies, they generally are not actively managed such as a “hedge fund” might be. It also is expected that the certificates will be exempt from registration under the Securities Act. Accordingly, there may be no established trading market for the certificates and they may constitute illiquid investments. If market quotations are not readily available for the certificates, they will be valued by a Fund at fair value as determined by the Trustees or persons acting at their direction.

The market for credit-linked notes may suddenly become illiquid. The other parties to the transaction may be the only investors with sufficient understanding of the derivative to be interested in bidding for it. Changes in liquidity may result in significant, rapid and unpredictable changes in the prices for credit linked notes. In certain cases, a market price for a credit-linked note may not be available or the market may not be active.

Warrants. A Fund may invest in warrants, which are instruments that give the Fund the right to purchase certain securities from an issuer at a specific price (the “strike price”) for a limited period of time. The strike price of warrants typically is much lower than the current market price of the underlying securities, yet they are subject to similar price fluctuations. As a result, warrants may be more volatile investments than the underlying securities and may offer greater potential for capital appreciation as well as capital loss. Warrants do not entitle a holder to dividends or voting rights with respect to the underlying securities and do not represent any rights in the assets of the issuing company. Also, the value of the warrant does not necessarily change with the value of the underlying securities and a warrant ceases to have value if it is not exercised prior to the expiration date. These factors can make warrants more speculative than other types of investments.

In addition to warrants on securities, a Fund may purchase put warrants and call warrants whose values vary depending on the change in the value of one or more specified securities indices (“index warrants”). Index warrants are generally issued by banks or other financial institutions and give the holder the right, at any time during the term of the warrant, to receive upon exercise of the warrant a cash payment from the issuer based on the value of the underlying index at the time of exercise. In general, if the value of the underlying index rises above the exercise price of the index warrant, the holder of a call warrant will be entitled to receive a cash payment from the issuer upon exercise based on the difference between the value of the index and the exercise price of the warrant; if the value of the underlying index falls, the holder of a put warrant will be entitled to receive a cash payment from the issuer upon exercise based on the difference between the exercise price of the warrant and the value of the index. The holder of a warrant would not be entitled to any payments from the issuer at any time when, in the case of a call warrant, the exercise price is greater than the value of the underlying index, or, in the case of a put warrant, the exercise price is less than the value of the underlying index. If the Fund were not to exercise an index warrant prior to its expiration, then the Fund would lose the amount of the purchase price paid by it for the warrant.

A Fund will normally use index warrants in a manner similar to its use of options on securities indices. The risks of a Fund’s use of index warrants are generally similar to those relating to its use of index options. Unlike most index options, however, index warrants are issued in limited amounts and are not obligations of a regulated clearing agency, but are backed only by the credit of the bank or other institution which issues the warrant. Also, index warrants generally have longer terms than index options. Index warrants are not likely to be as liquid as certain index options backed by a recognized clearing agency. In addition, the terms of index warrants may limit a Fund’s ability to exercise the warrants at such time, or in such quantities, as the Fund would otherwise wish to do.

Commercial and Residential Real Estate Loans. A Fund may acquire performing commercial whole mortgage loans secured by a first mortgage lien on commercial property, which may be structured to either permit that Fund to retain the entire loan, or sell the lower yielding senior portions of the loans and retain the higher yielding subordinate investment. Typically, borrowers of these loans are institutions and real estate operating companies and investors. These loans are generally secured by commercial real estate assets in a variety of industries with a variety of characteristics. A Fund may originate and own entire whole loans or in some cases may choose to originate and syndicate a portion of the risk or participate in syndications led by other institutions. In some cases, a Fund may originate and fund a first mortgage loan with the intention of selling the senior tranche, or an A-Note, and retaining the subordinated tranche, or a B-Note, or mezzanine loan tranche. A Fund may seek, in the future, to enhance the returns of all or a senior portion of its commercial mortgage loans through securitizations, should the market to securitize commercial mortgage loans recover. In addition to interest, a Fund may receive origination fees, extension fees, modification or similar fees in connection with our whole mortgage loans.

A Fund may also acquire performing residential mortgage loans secured by a first mortgage lien on residential property. Typically, borrowers of these loans are individuals rather than institutions, and the quality of residential real estate loans can depend largely on the credit characteristics of the underlying borrowers. In the last decade, the residential mortgage market in the United States experienced difficulties that resulted in losses on residential mortgage loans (especially subprime and second-lien mortgage loans). There can be no assurance that such difficulties would not be experienced again, which could result in losses as a result of investments in residential real estate loans. For more information regarding these and other risks, see “—Mortgage Backed Securities Risks.”

B-Notes. A Fund may originate or invest in B-Notes. A B-Note is a mortgage loan typically (i) secured by a first mortgage on a single large commercial property or group of related properties and (ii) subordinated to an A-Note secured by the same first mortgage on the same collateral. As a result, if a borrower defaults, there may not be sufficient funds remaining for B-Note holders after payment to the A-Note holders. Since each transaction is privately negotiated, B-Notes can vary in their structural characteristics and risks. For example, the rights of holders of B-Notes to control the process following a borrower default may be limited in certain investments. B-Notes typically are secured by a single property, and so reflect the increased risks associated with a single property compared to a pool of properties.

Mezzanine Loans. A Fund may also originate or invest in mezzanine loans, which are loans that are subordinate in the capital structure of the borrower, meaning that there may be significant indebtedness ranking ahead of the borrower’s obligation to that Fund in the event of the borrower’s insolvency. Such loans may be collateralized with tangible fixed assets such as real property or interests in real property, or may be uncollateralized. As with other loans to corporate borrowers, repayment of a mezzanine loan is dependent on the successful operation of the borrower. Mezzanine loans may also be affected by the successful operation of other properties, the interests in which are not pledged to secure the mezzanine loan.

While mezzanine investments may benefit from the same or similar financial and other covenants as those enjoyed by the indebtedness ranking ahead of the mezzanine investments and may benefit from cross-default provisions and security over the borrower’s assets, some or all of such terms may not apply to particular mezzanine investments. Mezzanine investments generally are subject to various risks including, without limitation, (i) a subsequent characterization of an investment as a “fraudulent conveyance”; (ii) the recovery as a “preference” of liens perfected or payments made on account of a debt incurred in the 90 days before a bankruptcy filing; (iii) equitable subordination claims by other creditors; (iv) so-called “lender liability” claims by the issuer of the obligations; and (v) environmental liabilities that may arise with respect to collateral securing the obligations. In addition to interest, a Fund may receive origination fees, extension fees, modification or similar fees in connection with investments in mezzanine loans.

Income Deposit Securities. A Fund may purchase income deposit securities (“IDSs”). Each IDS represents two separate securities, shares of common stock and subordinated notes issued by the same company, that are combined into one unit that trades like a stock on an exchange. Holders of IDSs receive dividends on the common shares and interest at a fixed rate on the subordinated notes to produce a blended yield. An IDS is typically listed on a stock exchange, but the underlying securities typically are not listed on the exchange until a period of time after the listing of the IDS or upon the occurrence of certain events (e.g., a change of control of the issuer of the IDS). When the underlying securities are listed, the holders of IDSs generally have the right to separate the components of the IDSs and trade them separately.

There may be a thinner and less active market for IDSs than that available for other securities. The value of an IDS will be affected by factors generally affecting common stock and subordinated debt securities, including the issuer’s actual or perceived ability to pay interest and principal on the notes and pay dividends on the stock.

The U.S. federal income tax treatment of IDSs is not entirely clear and there is no authority that directly addresses the tax treatment of securities with terms substantially similar to IDSs. Among other things, although it is expected that the subordinated notes portion of an IDS will be treated as debt, if it were characterized as equity rather than debt, then it would be possible that the interest paid on the notes might be treated as dividends (to the extent paid out of the issuer’s earnings and profits), but it is not at all clear that such dividends would qualify for favorable long-term capital gains rates currently available to dividends on other types of equity.

Indexed Securities. Certain of the Funds may purchase securities whose prices are indexed to the prices of other securities, securities indices, currencies, precious metals or other commodities, or other financial indicators. Indexed securities typically, but not always, are debt securities or deposits whose value at maturity or coupon rate is determined by reference to a specific instrument or statistic. Gold-indexed securities, for example, typically provide for a maturity value that depends on the price of gold, resulting in a security whose price tends to rise and fall together with gold prices. Currency-indexed securities typically are short-term to intermediate-term debt securities whose maturity values or interest rates are determined by reference to the values of one or more specified foreign currencies, and may offer higher yields than U.S. dollar-denominated securities of equivalent issuers. Currency-indexed securities may be positively or negatively indexed; that is, their maturity value may increase when the specified currency value increases, resulting in a security whose price characteristics are similar to a put option on the underlying currency. Currency-indexed securities also may have prices that depend on the values of a number of different foreign currencies relative to each other.

The performance of indexed securities depends to a great extent on the performance of the security, currency, commodity or other instrument to which they are indexed, and also may be influenced by interest rate changes in the United States and abroad. At the same time, indexed securities are subject to the credit risks associated with the issuer of the security, and their values may decline substantially if the issuer’s creditworthiness deteriorates. Recent issuers of indexed securities have included banks, corporations, and certain U.S. Government agencies.

Master Limited Partnerships. A Fund may invest in master limited partnerships (“MLPs”), which are limited partnerships in which ownership units are publicly traded. MLPs often own or own interests in properties or businesses that are related to oil and gas industries, including pipelines, although MLPs may invest in other types of investments, including credit-related investments. Generally, an MLP is operated under the supervision of one or more managing general partners. Limited partners (like a Fund when it invests in an MLP) are not involved in the day-to-day management of the partnership. Certain of the Funds also may invest in companies who serve (or whose affiliates serve) as the general partner of an MLP.

Investments in MLPs are generally subject to many of the risks that apply to partnerships. For example, holders of the units of MLPs may have limited control and limited voting rights on matters affecting the partnership. There may be fewer corporate protections afforded investors in an MLP than investors in a corporation. Conflicts of interest may exist among unit holders, subordinated unit holders and the general partner of an MLP, including those arising from incentive distribution payments. MLPs that concentrate in a particular industry or region are subject to risks associated with such industry or region. MLPs holding credit-related investments are subject to interest rate risk and the risk of default on payment obligations by debt issuers. Investments held by MLPs may be illiquid. MLP units may trade infrequently and in limited volume, and they may be subject to more abrupt or erratic price movements than securities of larger or more broadly based companies.

A Fund may also hold investments in limited liability companies that have many of the same characteristics and are subject to many of the same risks as master limited partnerships.

The manner and extent of a Fund’s investments in MLPs and limited liability companies may be limited by its intention to qualify as a RIC under the Code, and any such investments by the Fund may adversely affect the ability of the Fund to so qualify. Subject to any future regulatory guidance to the contrary, any distribution of income attributable to qualified publicly traded partnership income from a Fund’s investment in an MLP will ostensibly not qualify for the deduction that would be available to a non-corporate shareholder were the shareholder to own such MLP directly.

Zero-Coupon and Payment-in-Kind Bonds. A Fund may invest without limit in so-called zero-coupon bonds (sometimes referred to as discount notes or bonds) and payment-in-kind bonds. Zero-coupon bonds are issued at a significant discount from their principal amount in lieu of paying interest periodically. Payment-in-kind bonds allow the issuer, at its option, to make current interest payments on the bonds either in cash or in additional bonds. Because zero-coupon and payment-in-kind bonds do not pay current interest in cash, their value is subject to greater fluctuation in response to changes in market interest rates than bonds that pay interest currently. Both zero-coupon and payment-in-kind bonds allow an issuer to avoid the need to generate cash to meet current interest payments. Accordingly, such bonds may involve greater credit risks than bonds paying interest currently in cash. The Fund is required to accrue interest income on such investments and to distribute such amounts at least annually to shareholders even though the investments do not make any current interest payments. Thus, it may be necessary at times for the Fund to liquidate other investments in order to satisfy its distribution requirements under the Code.

Perpetual Bonds. Perpetual bonds offer a fixed return with no maturity date. Because they never mature, perpetual bonds can be more volatile than other types of bonds that have a maturity date and may have heightened sensitivity to changes in interest rates. An issuer of perpetual bonds is responsible for coupon payments in perpetuity but does not have to redeem the securities. Perpetual bonds are often callable after a set period of time, typically between 5 and 10 years. It is possible that one or more perpetual bonds in which the Funds invest will be characterized as equity rather than debt for U.S. federal income tax purposes. Where such perpetual bonds are issued by non-U.S. issuers, they may be treated in turn as equity securities of a “passive foreign investment company.” See “Distributions and Taxes” below for additional information on the tax considerations relating to a Fund’s equity investments in passive foreign investment companies.

Event-Linked Bonds. Event-linked exposure may be gained by investing in “event-linked bonds” or “event-linked swaps,” or implement “event-linked strategies.” Event-linked exposure results in gains that typically are contingent on the non-occurrence of a specific “trigger” event, such as a hurricane, earthquake, or other physical or weather-related phenomena. Some event-linked bonds are commonly referred to as “catastrophe bonds.” They may be issued by government agencies, insurance companies, reinsurers, special purpose corporations or other on-shore or off-shore entities (such special purpose entities are created to accomplish a narrow and well-defined objective, such as the issuance of a note in connection with a reinsurance transaction). If a trigger event causes losses exceeding a specific amount in the geographic region and time period specified in a bond, the principal amount of the bond is reduced (potentially to zero), and a Fund may lose a portion or all of its principal invested in the bond. If no trigger event occurs, a Fund will recover its principal plus interest. For some event-linked bonds, the trigger event or losses may be based on company-wide losses, index-portfolio losses, industry indices, or readings of scientific instruments rather than specified actual losses. Often the event-linked bonds provide for extensions of maturity that are mandatory, or optional at the discretion of the issuer, in order to process and audit loss claims in those cases where a trigger event has, or possibly has, occurred. An extension of maturity may increase volatility. In addition to the specified trigger events, event-linked bonds also may expose an investor to certain unanticipated risks including but not limited to issuer risk, credit risk, counterparty risk, adverse regulatory or jurisdictional interpretations, and adverse tax consequences.

Event-linked bonds are a relatively new type of financial instrument. As such, there is no significant trading history of these securities, and there can be no assurance that a liquid market in these instruments will develop. Lack of a liquid market may impose the risk of higher transaction costs and the possibility that a Fund may be forced to liquidate positions when it would not be advantageous to do so.

Bank Capital Securities. The Funds may invest in bank capital securities of both non-U.S. (foreign) and U.S. issuers. Bank capital securities may be issued by banks to help fulfill their regulatory capital requirements. Bank capital securities may be of any credit quality. Bank capital securities may include, among other investments, fixed-maturity dated subordinated notes; hybrid securities with characteristics of both debt obligations and preferred stocks; perpetual callable securities with no maturity date and a cumulative interest deferral feature, which permits the issuer bank to withhold payment of interest until a later undetermined date; and convertible debt securities that can be converted at the issuer’s option to equity securities. Investments in bank capital securities are subject to the risks of other debt investments, such as default and non-payment, as well as certain other risks, such as the risk that bank regulators may force the bank to dissolve, merge, restructure its capitalization or take other actions intended to prevent its failure or ensure its orderly resolution. Bank regulators in certain jurisdictions have broad authorities they may use to prevent the failure of banking institutions or to stabilize the banking industry, all of which may adversely affect the values of investments in bank capital securities and other bank obligations, including those of other banks.

The Funds may invest in contingent securities structured as contingent convertible securities also known as “CoCos.” Contingent convertible securities are typically issued by non-U.S. banks and are designed to behave like bonds in times of economic health yet absorb losses when a pre-determined trigger event occurs. A contingent convertible security is a hybrid debt security either convertible into equity at a predetermined share price or written down in value based on the specific terms of the individual security if a pre-specified trigger event occurs (the “Trigger Event”). Unlike traditional convertible securities, the conversion of a contingent convertible security from debt to equity is “contingent” and will occur only in the case of a Trigger Event. Trigger Events vary by instrument and are defined by the documents governing the contingent convertible security. Such Trigger Events may include a decline in the issuer’s capital below a specified threshold level, increase in the issuer’s risk weighted assets, the share price of the issuer falling to a particular level for a certain period of time and certain regulatory events. Contingent convertible securities are subject to the credit, interest rate, high yield security, foreign security and market risks associated with bonds and equities, and to the risks specific to convertible securities in general. Contingent convertible securities are also subject to additional risks specific to their structure including conversion risk. Because Trigger Events are not consistently defined among contingent convertible securities, this risk is greater for contingent convertible securities that are issued by banks with capital ratios close to the level specified in the Trigger Event. In addition, coupon payments on contingent convertible securities are discretionary and may be cancelled by the issuer at any point, for any reason, and for any length of time. The discretionary cancellation of payments is not an event of default and there are no remedies to require re-instatement of coupon payments or payment of any past missed payments. Coupon payments may also be subject to approval by the issuer’s regulator and may be suspended in the event there are insufficient distributable reserves. Due to uncertainty surrounding coupon payments, contingent convertible securities may be volatile and their price may decline rapidly in the event that coupon payments are suspended. Contingent convertible securities typically are structurally subordinated to traditional convertible bonds in the issuer’s capital structure. In certain scenarios, investors in contingent convertible securities may suffer a loss of capital ahead of equity holders or when equity holders do not.

Bank Obligations. The Funds may also invest in other bank obligations including, without limitation certificates of deposit, bankers’ acceptance and fixed time deposits. Certificates of deposit are negotiable certificates that are issued against funds deposited in a commercial bank for a definite period of time and that earn a specified return. Bankers’ acceptances are negotiable drafts or bills of exchange, normally drawn by an importer or exporter to pay for specific merchandise, which are “accepted” by a bank, meaning, in effect, that the bank unconditionally agrees to pay the face value of the instrument on maturity. Fixed time deposits are bank obligations payable at a stated maturity date and bearing interest at a fixed rate. Fixed time deposits may be withdrawn on demand by the investor, but may be subject to early withdrawal penalties which vary depending upon market conditions and the remaining maturity of the obligations. There are generally no contractual restrictions on the right to transfer a beneficial interest in a fixed time deposit to a third party, although there is generally no market for such deposits. The Funds may also hold funds on deposit with its custodian bank in an interest-bearing account for temporary purposes.

The activities of U.S. banks and most foreign banks are subject to comprehensive regulations which, in the case of U.S. regulations, have undergone substantial changes in the past decade and are currently subject to legislative and regulatory scrutiny. The enactment of new legislation or regulations, as well as changes in interpretation and enforcement of current laws, may affect the manner of operations and profitability of U.S. and foreign banks. Significant developments in the U.S. banking industry have included increased competition from other types of financial institutions, increased acquisition activity and geographic expansion. Banks may be particularly susceptible to certain economic factors, such as interest rate changes and adverse developments in the market for real estate. Fiscal and monetary policy and general economic cycles can affect the availability and cost of funds, loan demand and asset quality and thereby impact the earnings and financial conditions of banks.

Obligations of foreign banks involve somewhat different investment risks than those affecting obligations of United States banks, including the possibilities that their liquidity could be impaired because of future political and economic developments, that their obligations may be less marketable than comparable obligations of United States banks, that a foreign jurisdiction might impose withholding taxes on interest income payable on those obligations, that foreign deposits may be seized or nationalized, that foreign governmental restrictions such as exchange controls may be adopted which might adversely affect the payment of principal and interest on those obligations and that the selection of those obligations may be more difficult because there may be less publicly available information concerning foreign banks or the accounting, auditing and financial reporting standards, practices and requirements applicable to foreign banks may differ from those applicable to United States banks. Foreign banks are not generally subject to examination by any United States Government agency or instrumentality.

Litigation. The Funds or the Advisers on behalf of the Funds may participate in bankruptcy, insolvency or other similar proceedings relating to securities held by the Funds and join creditors’ committees to preserve and pursue the Funds’ rights. Further, the Advisers or the Funds may, on occasion, initiate litigation against an issuer or related parties in connection with securities presently or previously held by a Fund (whether by opting out of an existing class action lawsuit or otherwise). There can be no assurance of any recovery in any such proceeding and there may be significant delay in achieving any recovery. The Funds will bear their own costs in pursuing such actions, including, potentially, retaining counsel to represent the Funds on a contingency or other fee basis. The Funds may encounter substantial difficulties in obtaining and enforcing judgments against individuals and companies located in certain foreign jurisdictions. It may be difficult or impossible to obtain or enforce remedies against governments, their agencies and sponsored entities. A Fund could be subject to claims against it and any litigation it pursues could result in counterclaims against it, all of which could adversely affect the Fund.

RISK CONSIDERATIONS

The following risk considerations relate to investment practices undertaken by the Funds. Generally, since shares of a Fund represent an investment in securities with fluctuating market prices, shareholders should understand that the value of their Fund shares will vary as the value of each Fund’s portfolio securities increases or decreases. Therefore, the value of an investment in a Fund could go down as well as up. You can lose money by investing in a Fund. There is no guarantee of successful performance, that a Fund’s objective can be achieved or that an investment in a Fund will achieve a positive return. An investment in a Fund should be considered as a means of diversifying an investment portfolio and is not in itself a balanced investment program. The risks listed below are in alphabetical order, not in order of importance. The significance of any specific risk to an investment in a Fund will vary over time, depending on the composition of a Fund’s portfolio, market conditions, and other factors. You should read all of the risk information presented below carefully, because any one or more of these risks may result in losses to a Fund.

Please see the Funds’ Prospectus for more information on the principal risks and investment strategies associated with the Funds. The significance of any specific risk to an investment in a Fund will vary over time, depending on the composition of the Fund’s portfolio, market conditions, and other factors. Your investment in a Fund may be subject (in varying degrees) to the following risks discussed below. A Fund may be more susceptible to some of the risks than others. You should read all of the risk information for the Funds presented below carefully, because any one or more of these risks may result in losses to a Fund.

General

Various market risks can affect the price or liquidity of an issuer’s securities. Adverse events occurring with respect to an issuer’s performance or financial position can depress the value of the issuer’s securities. The liquidity in a market for a particular security will affect its value and may be affected by factors relating to the issuer, as well as the depth of the market for that security. Other market risks that can affect value include a market’s current attitudes about type of security, market reactions to political or economic events, and tax and regulatory effects (including lack of adequate regulations for a market or particular type of instrument). Market restrictions on trading volume can also affect price and liquidity.

Certain risks exist because of the composition and investment horizon of a particular portfolio of securities. Prices of many securities tend to be more volatile in the short-term and lack of diversification in a portfolio can also increase volatility.

Asset-Backed Securities

Asset-backed investments tend to increase in value less than other debt securities of similar maturity and credit quality when interest rates decline, but are subject to a similar or greater risk of decline in market value during periods of rising interest rates. In a period of declining interest rates, pre-payments on asset-backed securities may increase and a Fund may be unable to reinvest those prepaid amounts in investments providing the same rate of interest as the pre-paid obligations. Asset-backed securities are structured like mortgage-backed securities, but instead of mortgage loans or interests in mortgage loans, the underlying assets may include a wide variety of items, including, without limitation, motor vehicle installment sales or installment loan contracts, leases of various types of real, personal and other property (including those relating to aircrafts, containers, railroads, telecommunication, energy, and/or other infrastructure assets and infrastructure-related assets), receivables from credit card agreements and automobile finance agreements, student loans, consumer loans, home equity loans, mobile home loans, boat loans, and income from other non-mortgage-related income streams, such as income from business and small business loans, project finance loans, renewable energy projects, personal financial assets, timeshare receivables and franchise rights. They may also include asset-backed securities backed by whole loans or fractions of whole loans issued by alternative lending platforms and securitized by those platforms or other entities (such as third-party originators or brokers). There is a risk that borrowers may default on their obligations in respect of those underlying obligations.

Asset-backed securities involve the risk that borrowers may default on the obligations backing them and that the values of and interest earned on such investments will decline as a result. Loans made to lower quality borrowers, including those of sub-prime quality, involve a higher risk of default. Therefore, the values of asset-backed securities backed by lower quality loans, including those of sub-prime quality, may suffer significantly greater declines in value due to defaults, payment delays or a perceived increased risk of default, especially during periods when economic conditions worsen.

Certain assets underlying asset-backed securities are subject to prepayment, which may reduce the overall return to asset-backed security holders. Holders also may experience delays in payment or losses on the securities if the full amounts due on underlying sales contracts or receivables are not realized by a trust because of, among others, unanticipated legal or administrative costs of enforcing the contracts or because of depreciation or damage to the collateral (usually automobiles) securing certain contracts, or other factors. The values of asset-backed securities may be substantially dependent on the servicing of the underlying asset pools, and are therefore subject to risks associated with the negligence or malfeasance by their servicers and to the credit risk of their servicers. In certain circumstances, the mishandling of related documentation also may affect the rights of security holders in and to the underlying collateral. The insolvency of entities that generate receivables or that utilize the assets may result in added costs and delays in addition to losses associated with a decline in the value of underlying assets. Certain asset-backed securities do not have the benefit of the same security interest in the related collateral as do mortgage-backed securities; nor are they provided government guarantees of repayment as are some mortgage-backed securities. For example, credit card receivables generally are unsecured, and the debtors are entitled to the protection of a number of state and federal consumer credit laws, many of which give such debtors the right to set off certain amounts owed on the credit cards, thereby reducing the balance due. In addition, some issuers of automobile receivables permit the servicers to retain possession of the underlying obligations. If the servicer were to sell these obligations to another party, there is a risk that the purchaser would acquire an interest superior to that of the holders of the related automobile receivables. The impairment of the value of collateral or other assets underlying an asset-backed security, such as a result of non-payment of loans or non-performance of other collateral or underlying assets, may result in a reduction in the value of such asset-backed securities and losses to a Fund. It is possible that many or all asset-backed securities will fall out of favor at any time or over time with investors, affecting adversely the values and liquidity of the securities.

During periods of deteriorating economic conditions, such as recessions or periods of rising unemployment, delinquencies and losses generally increase, sometimes dramatically, with respect to securitizations involving loans, sales contracts, receivables and other obligations underlying asset-backed securities. The effects of the COVID-19 virus, and governmental responses to the effects of the virus, may result in increased delinquencies and losses and have other, potentially unanticipated, adverse effects on such investments and the markets for those investments.

The values of asset-backed securities may also be substantially dependent on the servicing of and diligence performed by their servicers or sponsors. For example, a Fund may suffer losses due to a servicer’s, sponsor’s or platform’s negligence or malfeasance, such as through the mishandling of certain documentation affecting security holders’ rights in and to underlying collateral or the failure to update or collect accurate and complete borrower information. In addition, the values of asset-backed securities may be adversely affected by the credit quality of the servicer or sponsor, as applicable. Certain servicers or sponsors may have limited operating histories to evaluate. The insolvency of a servicer or sponsor may result in added costs and delays in addition to losses associated with a decline in the value of underlying assets. A Fund also may experience delays in payment or losses on its investments if the full amount due on underlying collateral is not realized, which may occur because of unanticipated legal or administrative costs of enforcing the contracts, depreciation or damage to the collateral securing certain contracts, under-collateralization or other factors.

Borrowing Risk

The Funds may borrow money (or engage in transactions that are economically similar to borrowing money) to make investments, to satisfy redemptions, or to obtain investment exposure to various markets or investment styles, some of which have the potential to increase the volatility of the NAV of a Fund’s shares. Borrowing causes a Fund to incur interest expenses and potentially other borrowing fees. The costs of borrowing may reduce a Fund’s return. Borrowing may cause a Fund to liquidate positions when it may not be advantageous to do so to satisfy its repayment obligations. As of the date of this SAI, all of the Funds have available to them an uncommitted line of credit that they may draw on to manage their liquidity needs, subject to policies and procedures that govern the allocation of the available credit under the facility among the Funds and may be subject to commitment fees and other charges in addition to the stated interest rate on borrowings to maintain the lines of credit. There can be no assurance that any line of credit will remain available to the Funds generally or that any available credit under any facility will be available to any particular Fund when the Fund seeks to draw on the facility.

Capital Controls

Capital controls are measures a nation’s government can use to regulate capital entering and/or exiting a country and may include residency-based measures such as transaction taxes, limits or outright prohibitions on the transfer of currencies, securities or other assets. These measures may be economy-wide, sector-specific (usually the financial sector), or industry specific (for example, “strategic” industries). They may apply to all flows, or may differentiate by type or duration of the flow (debt, equity, direct investment; short-term vs. medium- and long-term). Types of capital controls include exchange controls that prevent or limit the buying and selling of a national currency at the market rate, caps on the allowed volume for the international sale or purchase of various financial assets, transaction taxes, minimum stay requirements, requirements for mandatory approval, or even limits on the amount of money a private citizen is allowed to remove from the country. The imposition of capital controls by a government of a country in which a Fund invests may significantly and adversely affect the values and liquidity of a Fund’s investments in the affected jurisdiction and may prevent indefinitely the repatriation of a Fund’s assets from the affected jurisdiction.

Collateralized Debt Obligations Risk

CDOs are a type of asset-backed security, and include CBOs, CLOs, and other similarly structured securities. A CBO is a trust which may be backed by a diversified pool of high risk, below investment grade fixed income securities. A CLO is a trust typically collateralized by a pool of loans, which may include, among others, domestic and foreign senior secured loans, senior unsecured loans, second lien loans or other types of subordinate loans, and mezzanine loans, including loans that may be rated below investment grade or equivalent unrated loans and including loans that may be covenant-lite. CDOs may charge management fees and administrative expenses. The cash flows from the CDO trust are generally split into two or more portions, called tranches, varying in risk and yield. Senior tranches are paid from the cash flows from the underlying assets before the junior tranches and equity or “first loss” tranches. Losses are first borne by the equity tranches, next by the junior tranches, and finally by the senior tranches. Holders of interests in the senior tranches are entitled to the lowest interest rate payments but those interests generally involve less credit risk as they are typically paid before junior tranches. The holders of interests in the most junior tranches, such as equity tranches, typically are entitled to be paid the highest interest rate payments but suffer the highest risk of loss should the holder of an underlying debt instrument default. If some debt instruments default and the cash collected by the CDO is insufficient to pay all of its investors, those in the lowest, most junior tranches suffer losses first. Since it is partially protected from defaults, a senior tranche from a CDO trust typically has higher ratings and lower potential yields than the underlying securities, and can be rated investment grade. Despite the protection from the equity tranche, more senior CDO tranches can experience substantial losses due to actual defaults, increased sensitivity to defaults due to collateral default and disappearance of protecting tranches, market anticipation of defaults and aversion to CDO securities as a class.

The risks of an investment in a CDO depend largely on the quality and type of the collateral and the tranche of the CDO in which a Fund invests. Normally, CBOs, CLOs and other CDOs are privately offered and sold, and thus are not registered under the securities laws. As a result, there may be a limited secondary market for investments in CDOs and such investments may be illiquid. In addition to the risks associated with debt instruments (e.g., interest rate risk and credit risk), CDOs carry additional risks including, but not limited to: (i) the possibility that distributions from collateral will not be adequate to make interest or other payments; (ii) the quality of the collateral may decline in value or default; (iii) the possibility that a Fund may invest in CDOs that are subordinate to other classes of the issuer’s securities; and (iv) the complex structure of the security may not be fully understood at the time of investment and may produce disputes with the issuer or unexpected investment results.

During periods of deteriorating economic conditions, such as recessions or periods of rising unemployment, delinquencies and losses generally increase, sometimes dramatically, with respect to debt obligations. The effects of the COVID-19 virus, and governmental responses to the effects of the virus, may result in increased delinquencies and losses and have other, potentially unanticipated, adverse effects on such investments and the markets for those investments.

Concentration Risk

Concentrating investments in related investments increases the risk of loss because the investments may decline in value due to, for example, developments adversely affecting the industries in which the issuers of the investments operate. In addition, investors may buy or sell substantial amounts of a Fund’s shares in response to factors affecting or expected to affect a given industry, resulting in extreme inflows and outflows of cash into and out of a Fund. Such inflows or outflows might affect management of a Fund adversely to the extent they were to cause a Fund’s cash position or cash requirements to exceed normal levels.

Counterparty Risk

A Fund will be subject to the credit risk presented by another party (whether a clearing corporation in the case of exchange-traded or cleared instruments or another third party in the case of over-the-counter instruments) to the extent the party promises to honor an obligation to the Fund (an obligor) with respect to a transaction, such as securities loans, repurchase agreements or certain derivatives (including swaps). There can be no assurance that an obligor will be able or willing to meet its obligations. If a counterparty becomes bankrupt or insolvent or otherwise fails or is unwilling to perform its obligations to a Fund due to financial difficulties or for other reasons, the Fund may experience significant losses or delays in enforcing contractual remedies and obtaining any recovery under its contract with the counterparty, including realizing on any collateral the counterparty has provided in respect of the counterparty’s obligations to the Fund or recovering collateral that a Fund has provided and is entitled to recover. The Funds may have to provide or may hold at various times significant amounts of collateral with respect to one or more counterparties.

If a Fund’s claim against a counterparty is unsecured, the Fund will likely be treated as a general creditor of such counterparty to the extent of such unsecured claim. A Fund may obtain only a limited recovery or may obtain no recovery in such circumstances. New regulatory requirements may also limit the ability of a Fund to protect its interests in the event of an insolvency of a derivatives counterparty. In the event of a counterparty’s (or its affiliate’s) insolvency, a Fund’s ability to exercise remedies, such as the termination of transactions, netting of obligations and realization on collateral, could be stayed or eliminated under new special resolution regimes adopted in the United States, the European Union (“EU”), the United Kingdom (“UK”) and various other jurisdictions. Such regimes provide government authorities with broad authority to intervene when a financial institution is experiencing financial difficulty. In particular, with respect to counterparties who are subject to such proceedings in the EU or the UK, the liabilities of such counterparties to a Fund could be reduced, eliminated, or converted to equity in such counterparties (sometimes referred to as a “bail in”). Subject to certain U.S. federal income tax limitations, the Funds are not subject to any limit with respect to the number or the value of transactions they can enter into with a single counterparty. To the extent that a Fund enters into multiple transactions with a single or a small number of counterparties, it will be subject to increased counterparty risk.

Each of Strategic Commodity Fund, Shiller Enhanced CAPE®, Shiller Enhanced International CAPE®, Real Estate and Income Fund and Multi-Asset Trend Fund has historically obtained exposure through swap transactions with a single or limited number of counterparties and will likely continue to do so for the foreseeable future. Counterparty risks may be more pronounced for these Funds due to the single or limited number of counterparties used by them.

Qualified Financial Contracts. Regulations adopted by federal banking regulators under the Dodd-Frank Act require that certain qualified financial contracts (“QFCs”) with counterparties that are part of U.S. or foreign global systemically important banking organizations be amended to include contractual restrictions on close-out and cross-default rights. QFCs include, but are not limited to, securities contracts, commodities contracts, forward contracts, repurchase agreements, securities lending agreements and swaps agreements, as well as related master agreements, security agreements, credit enhancements, and reimbursement obligations. If a covered counterparty of a Fund or certain of the covered counterparty’s affiliates were to become subject to certain insolvency proceedings, the Fund may be temporarily, or in some cases permanently, unable to exercise certain default rights, and the QFC may be transferred to another entity. These requirements may impact a Fund’s credit and counterparty risks.

Clearing Broker and Central Clearing Counterparty Risk. Some derivative transactions (including futures contracts and certain interest rate and index credit default swaps) are required to be or are capable of being centrally cleared. In a transaction involving such cleared derivative transactions (“cleared derivatives”), a Fund’s counterparty is a clearing house, rather than a bank or broker. Since the Funds are not members of clearing houses and only members of a clearing house (“clearing members”) can participate directly in the clearing house, the Funds will hold cleared derivatives through accounts at clearing members. In cleared derivatives transactions, a Fund will make payments (including margin payments) to and receive payments from a clearing house through their accounts at clearing members. Entering into a cleared derivative transaction subjects a Fund to the credit risk of the clearing house and the clearing member through which it holds its cleared positions. Clearing members guarantee performance of their clients’ obligations to the clearing house.

There is a risk that assets deposited by a Fund with any clearing member as margin for futures contracts or cleared swaps may, in certain circumstances, be used to satisfy losses of other clients of the Fund’s clearing member. In addition, the assets of a Fund might not be fully protected in the event of the clearing member’s bankruptcy, as the Fund would be limited to recovering only a pro rata share of all available funds segregated on behalf of the clearing member’s customers for the relevant account class. Although a clearing member is required to segregate assets from customers with respect to cleared derivatives positions from the clearing member’s proprietary assets, if a clearing member does not comply with the applicable regulations, or in the event of fraud or misappropriation of customer assets by a clearing member, a Fund could have only an unsecured creditor claim in an insolvency of the clearing member with respect to the assets held by the clearing member. Similarly, all customer funds held by a clearing member and at a clearing organization in connection with cleared derivatives are generally held on a commingled omnibus basis and are not identified to the name of the clearing member’s individual customers. All customer funds held at a clearing organization with respect to cleared derivatives transactions of customers of a clearing member are also held by account class in an omnibus account, but with respect to cleared swaps, CFTC rules require that the clearing member notify the clearing organization of the amount of the initial margin provided by the clearing member to the clearing organization that is attributable to each customer. With respect to futures and options contracts, a clearing organization may use assets of a non-defaulting customer held in an omnibus account at the clearing organization to satisfy payment obligations of a defaulting customer of the clearing member to the clearing organization. With respect to cleared swaps, a clearing organization generally cannot do so, but may do so if the clearing member does not provide accurate reporting to the clearing organization as to the attribution of margin among its clients. Also, since clearing members generally provide to clearing organizations the net amount of variation margin required for cleared swaps for all of their customers in the aggregate, rather than the gross amount of each customer, a Fund is subject to the risk that a clearing organization will not make variation margin payments owed to a Fund if another customer of the clearing member has suffered a loss and is in default. As a result, in the event of a default or the clearing member’s other clients or the clearing member’s failure to extend its own funds in connection with any such default, a Fund may not be able to recover the full amount of assets deposited by the clearing member on behalf of the Fund with the clearing organization. In addition, in the event of the bankruptcy or insolvency of a clearing member or clearing house, a Fund might experience a loss of funds deposited through its clearing member as margin with the clearing house, a loss of unrealized profits on its open positions, and the loss of funds owed to it as realized profits on closed positions. Such a bankruptcy or insolvency might also cause a substantial delay before a Fund could obtain the return of funds owed to it by a clearing member who was a member of such clearing house. Credit risk of market participants with respect to cleared derivatives transactions is concentrated in a few clearing houses, and it is not clear how an insolvency proceeding of a clearing house would be conducted and what impact an insolvency of a clearing house would have on the financial system.

In some ways, cleared derivative arrangements can be less favorable to mutual funds than bilateral arrangements. For example, a Fund may be required to provide more margin for cleared derivatives positions than for bilateral derivatives positions. Also, in contrast to a bilateral derivatives position, following a period of notice to a Fund, a clearing member generally can require termination of an existing cleared derivatives position at any time or an increase in margin requirements above the margin that the clearing member required at the beginning of a transaction. Clearing houses also have broad rights to increase margin requirements for existing positions or to terminate those positions at any time. Any increase in margin requirements or termination of existing cleared derivatives positions by the clearing member or the clearing house could interfere with the ability of a Fund to pursue its investment strategy. Further, any increase in margin requirements by a clearing member could expose a Fund to greater credit risk to its clearing member because margin for cleared derivatives positions in excess of a clearing house’s margin requirements may be held by the clearing member. Also, a Fund is subject to risk if it enters into a derivatives transaction that is required to be cleared (or that the Adviser expects to be cleared), and no clearing member is willing or able to clear the transaction on the Fund’s behalf. In those cases, the position might have to be terminated, and the Fund could lose some or all of the benefit of the position, including loss of an increase in the value of the position and/or loss of hedging protection, or could realize a loss. In addition, the documentation governing the relationship between the Funds and clearing members is drafted by the clearing members and generally is less favorable to the Funds than typical bilateral derivatives documentation.

Some types of cleared derivatives are required to be executed on an exchange or on a swap execution facility. A swap execution facility is a trading platform where multiple market participants can execute derivatives by accepting bids and offers made by multiple other participants in the platform. While this execution requirement is designed to increase transparency and liquidity in the cleared derivatives market, trading on a swap execution facility can create additional costs and risks for the Funds. For example, swap execution facilities typically charge fees, and if a Fund executes derivatives on a swap execution facility through a broker intermediary, the intermediary may impose fees as well. Also, a Fund may be required to indemnify a swap execution facility, or a broker intermediary who executes cleared derivatives on a swap execution facility on the Fund’s behalf, against any losses or costs that may be incurred as a result of the Fund’s transactions on the swap execution facility.

These and other new rules and regulations could, among other things, restrict a Fund’s ability to engage in, or increase the cost to the Fund of, derivatives transactions, for example, by making some types of derivatives no longer available to the Fund, increasing margin or capital requirements, or otherwise limiting liquidity or increasing transaction costs. The implementation of the clearing requirement has increased the costs of derivatives transactions for the Fund, since the Fund has to pay fees to its clearing members and is typically required to post more margin for cleared derivatives than it has historically posted for uncleared derivatives. The costs of derivatives transactions are expected to increase further as clearing members raise their fees to cover the costs of additional capital requirements and other regulatory changes applicable to the clearing members. These regulations are relatively new and evolving, so their ultimate impact on the Funds and the financial system are not yet known. While such regulations and central clearing of some derivatives transactions are designed to reduce systemic risk (e.g., the risk that the interdependence of large derivatives dealers could cause them to suffer liquidity, solvency or other challenges simultaneously), there is no assurance that clearing mechanisms will achieve that result. While these systems are introduced into the market, as noted above, central clearing and related requirements expose the Funds to risks and costs, not all of which are known as these relatively new processes emerge and evolve.

Cyclical Opportunities Risk

A Fund may seek to take advantage of changes in the business cycle by investing in companies that are sensitive to those changes if the Adviser believes they have growth potential. A Fund might sometimes seek to take tactical advantage of short-term market movements or events affecting particular issuers or industries. There is a risk that if the event does not occur as expected, the value of the stock could fall, which in turn could depress a Fund’s share prices.

Debt Securities Risks

Debt securities are subject to various risks. Debt securities are subject to, among others, two primary (but not exclusive) types of risk: credit risk and interest rate risk. These risks can affect a security’s price volatility to varying degrees, depending upon the nature of the instrument. In addition, the depth and liquidity of the market for an individual or class of fixed income security can also affect its price and, hence, the market value of a Fund.

Credit risk: refers to the risk that an issuer, counterparty or other obligor to a Fund will fail to pay its obligations to a Fund when they are due. If an investment’s issuer, counterparty or other obligor fails to pay interest or otherwise fails to meet its obligations to a Fund, the value of the investment might be lost entirely. Financial strength and solvency of an issuer are the primary factors influencing credit risk. Actual or perceived changes in the financial condition of an obligor, changes in specific economic, social or political conditions that affect a particular type of security, other instrument or an obligor, and changes in economic, social or political conditions generally can increase the risk of default by an obligor, which can affect a security’s or other instrument’s credit quality or value and an obligor’s ability to honor its obligations when due. The values of lower-quality debt securities (including debt securities commonly known as “high yield” securities or “junk bonds”), including floating rate loans, tend to be particularly sensitive to these changes. The values of securities or instruments also may decline for a number of other reasons that relate directly to the obligor, such as management performance, financial leverage, reduced demand for the obligor’s goods and services, as well as the historical and prospective earnings of the obligor and the value of its assets. Credit risk is heightened to the extent a Fund has fewer counterparties.

In addition, lack of or inadequacy of collateral or credit enhancements for a fixed income security may affect its credit risk. Credit risk of a security may change over time, and securities which are rated by rating agencies may be subject to downgrade, which may have an indirect impact on the market price of securities. Ratings are only opinions of the agencies issuing them as to the likelihood of repayment. They are not guarantees as to quality and they do not reflect market risk.

Extension risk: refers to the risk that if interest rates rise, repayments of principal on certain debt securities, including, but not limited to, floating rate loans and mortgage-related securities, may occur at a slower rate than expected and the expected maturity of those securities could lengthen as a result. Securities that are subject to extension risk generally have a greater potential for loss when prevailing interest rates rise, which could cause their values to fall sharply. Interest-only and principal-only securities are especially sensitive to interest rate changes, which can affect not only their prices but can also change the income flows and repayment assumptions about those investments.

Interest rate risk: refers to the risk that the values of debt instruments held by a Fund will change in response to changes in interest rates. Interest rate changes may affect the value of a fixed income instrument directly (especially in the case of fixed rate instruments) and indirectly (especially in the case of adjustable rate instruments). In general, the value of a fixed-income instrument with positive duration will generally decline if interest rates increase, whereas the value of an instrument with negative duration will generally decline if interest rates decrease. The value of an instrument with a longer duration (whether positive or negative) will be more sensitive to increases in interest rates than a similar instrument with a shorter duration. Duration is a measure of the expected life of a bond that is used to determine the sensitivity of an instrument’s price to changes in interest rates. For example, the price of a bond fund with an average duration of three years generally would be expected to fall approximately 3% if interest rates rose by one percentage point. Inverse floaters, interest-only and principal-only securities are especially sensitive to interest rate changes, which can affect not only their prices but can also change the income flows and repayment assumptions about those investments. Adjustable rate instruments also react to interest rate changes in a similar manner although generally to a lesser degree (depending, however, on the characteristics of the reset terms, including the index chosen, frequency of reset and reset caps or floors, among other things). During periods of increasing interest rates, changes in the interest rate payments of adjustable rate instruments may lag the changes in market interest rates or may have limits on the maximum increase in interest rates. Conversely, there may not be any limitations or caps on the adjustment down of interest rate payments during periods of declining market interest rates. Recently, there have been inflationary price movements, which have caused the fixed income securities markets to experience heightened levels of interest rate volatility and liquidity risk. The risks associated with rising interest rates may be particularly acute in the current market environment because the Federal Reserve Board recently raised rates and may continue to do so.

The values of variable and floating rate debt securities are generally less sensitive to interest rate changes as compared to fixed rate debt instruments, but may decline in value if their interest rates do not rise as much, or as quickly, as interest rates in general. A floating rate debt security’s interest rate depends on the characteristics of the reset terms, including the index chosen and the frequency of reset and any caps or floors, among other things. Conversely, floating rate securities will not generally increase in value at all or to the same extent as fixed rate instruments when interest rates decline. Inverse floating rate debt securities may decrease in value if interest rates increase. Inverse floating rate debt securities also may exhibit greater price volatility than a fixed rate debt obligation with similar credit quality. When a Fund holds variable or floating rate securities, a decrease (or, in the case of inverse floating rate securities, an increase) in market interest rates will adversely affect the income received from such securities and a Fund’s NAV.

Prepayment/Reinvestment Risk: Many types of debt securities, including floating rate loans, mortgage-backed securities, and asset-backed securities, may reflect an interest in periodic payments made by borrowers. Although debt securities and other obligations typically mature after a specified period of time, borrowers may pay them off sooner. When a prepayment happens, all or a portion of the obligation will be prepaid. A borrower is more likely to prepay an obligation which bears a relatively high rate of interest. This means that in times of declining interest rates, there is a greater likelihood that the Fund’s higher yielding securities will be pre-paid and the Fund will probably be unable to re-invest those proceeds in an investment with as great a yield, causing the Fund’s yield to decline. Securities subject to prepayment risk generally offer less potential for gains when prevailing interest rates fall. If the Fund buys those investments at a premium, accelerated prepayments on those investments could cause the Fund to lose a portion of its principal investment and result in lower yields to shareholders. The increased likelihood of prepayment when interest rates decline also limits market price appreciation, especially with respect to certain loans, mortgage-backed securities and asset-backed securities. The effect of prepayments on the price of a security may be difficult to predict and may increase the security’s price volatility. Interest-only and principal-only securities are especially sensitive to interest rate changes, which can affect not only their prices but can also change the income flows and repayment assumptions about those investments. Income from a Fund’s portfolio may decline when a Fund invests the proceeds from investment income, sales of portfolio securities or matured, traded or called debt obligations. A decline in income received by a Fund from its investments is likely to have a negative effect on the dividend levels, NAV and/or overall return of a Fund.

LIBOR Phase Out/Transition Risk: The London Interbank Offered Rate (“LIBOR”) is the offered rate at which major international banks can obtain wholesale, unsecured funding, and LIBOR may be available for different durations (e.g., 1 month or 3 months) and for different currencies. LIBOR may be a significant factor in relation to a Fund’s payment obligations under a derivative investment, the cost of financing to a Fund or an investment’s value or return to the Fund, and may be used in other ways that affect a Fund’s investment performance. In July 2017, the Financial Conduct Authority (“FCA”), the United Kingdom’s financial regulatory body, announced that after 2021 it will cease its active encouragement of banks to provide the quotations needed to sustain LIBOR. ICE Benchmark Administration, the administrator of LIBOR, ceased publication of most LIBOR settings on a representative basis at the end of 2021 and is expected to cease publication of a majority of U.S. dollar LIBOR settings on a representative basis after June 30, 2023. In addition, global regulators have announced that, with limited exceptions, no new LIBOR-based contracts should be entered into after 2021. Actions by regulators have resulted in the establishment of alternative reference rates to LIBOR in most major currencies. Various financial industry groups have been planning for the transition away from LIBOR to new reference rates, including, for example, secured overnight financing rate (“SOFR”) or another rate based on SOFR, but there are obstacles to converting certain securities and transactions to the new reference rates. Markets are developing slowly and questions around liquidity in these new rates and how to appropriately mitigate any economic value transfer at the time of transition remain a significant concern. For example, there are significant differences between LIBOR and SOFR, such as LIBOR being an unsecured lending rate while SOFR is a secured lending rate. Neither the effect of the transition process nor its ultimate success can yet be known. The transition process might lead to increased volatility and illiquidity in markets for instruments whose terms include LIBOR. It could also lead to a reduction in the value of some LIBOR-based investments and reduce the effectiveness of related transactions such as hedges. While some LIBOR-based instruments may contemplate a scenario where LIBOR is no longer available by providing for an alternative rate-setting methodology and/or increased costs for certain LIBOR-related instruments or financing transactions, not all may have such provisions and there may be significant uncertainty regarding the effectiveness of any such alternative methodologies, resulting in prolonged adverse market conditions for the Fund. There also remains uncertainty and risk regarding the willingness and ability of issuers to include enhanced provisions in new and existing contracts or instruments. All of the aforementioned may adversely affect a Fund’s performance or NAV.

Defaulted Securities

A Fund may invest in securities in default. Defaulted securities risk refers to the significant risk of the uncertainty of repayment of defaulted securities (e.g., a security on which a principal or interest payment is not made when due) and obligations of distressed issuers (including insolvent issuers or issuers in payment or covenant default, in workout or restructuring or in bankruptcy or similar proceedings). Because the issuer of such securities is in default and is likely to be in distressed financial condition, repayment of defaulted securities and obligations of distressed issuers is subject to significant uncertainties. Insolvency laws and practices in foreign markets, and especially emerging market countries, are different than those in the U.S. and the effect of these laws and practices cannot be predicted with certainty. Investments in defaulted securities and obligations of distressed issuers are considered speculative and entail high risk.

Emerging Market Countries

Investing in securities of emerging market countries, as compared to foreign developed markets, involves substantial additional risk due to more limited information about the issuer and/or the security; higher brokerage costs; different accounting, auditing and financial reporting standards; less developed legal systems and thinner trading markets; the possibility of currency blockages or transfer restrictions; an emerging market country’s dependence on revenue from particular commodities or international aid; and expropriation, nationalization or other adverse political or economic developments, such as the imposition of economic sanctions, tariffs or other governmental restrictions.

Political and economic structures in many emerging market countries may undergo significant evolution and rapid development, and such countries may lack the social, political and economic stability characteristics of more developed countries. Emerging market countries tend to have a greater degree of economic, political and social instability than the

U.S. and other developed countries. Such social, political and economic instability could disrupt the financial markets in which a Fund invests and adversely affect the value of its investment portfolio. Some of these countries may have in the past failed to recognize private property rights and have at times nationalized or expropriated the assets of private companies. In addition, unanticipated political or social developments may affect the value of investments in emerging markets and the availability of additional investments in these markets. The small size, limited trading volume and relative inexperience of the securities markets in these countries may make investments in securities traded in emerging markets illiquid and more volatile than investments in securities traded in more developed countries, and a Fund may be required to establish special custodial or other arrangements before making investments in securities traded in emerging markets. There may be little financial or accounting information available with respect to issuers of emerging market securities, and it may be difficult as a result to assess the value or prospects of an investment in such securities.

The securities markets of emerging market countries may be substantially smaller, less developed, less liquid and more volatile than the major securities markets in the United States and other developed nations. The limited size of many securities markets in emerging market countries and limited trading volume in issuers compared to the volume in U.S. securities or securities of issuers in other developed countries could cause prices to be erratic for reasons other than factors that affect the quality of the securities and investments in emerging markets can become illiquid. For example, limited market size may cause prices to be unduly influenced by traders who control large positions. Adverse publicity and investors’ perceptions, whether or not based on fundamental analysis, may decrease the value and liquidity of portfolio securities, especially in these markets. In addition, emerging market countries’ exchanges’ and broker-dealers may generally be subject to less regulation than their counterparts in developed countries. Emerging market securities markets, exchanges and market participants may lack the regulatory oversight and sophistication necessary to deter or detect market manipulation in such exchanges or markets, which may result in losses to a Fund to the extent it holds investments trading in such exchanges or markets. Brokerage commissions and dealer mark-ups, custodial expenses and other transaction costs are generally higher in emerging market countries than in developed countries. As a result, funds that invest in emerging market countries have operating expenses that are higher than funds investing in other securities markets.

The Public Company Accounting Oversight Board, which regulates auditors of U.S. public companies, is unable to inspect audit work papers in certain foreign countries. Investors in foreign countries often have limited rights and few practical remedies to pursue shareholder claims, including class actions or fraud claims, and the ability of the SEC, the U.S. Department of Justice and other authorities to bring and enforce actions against foreign issuers or foreign persons is limited.

Regulatory regimes outside of the U.S. may not require or enforce corporate governance standards comparable to that of the U.S., which may result in less protections for investors in such issuers and make such issuers more susceptible to actions not in the best interest of the issuer or its investors.

In certain emerging market countries governments participate to a significant degree, through ownership or regulation, in their respective economies. Action by these governments could have a significant adverse effect on market prices of securities and payment of dividends. In addition, most emerging market countries have experienced substantial, and in some periods extremely high, rates of inflation. Inflation and rapid fluctuation in inflation rates have had and may continue to have very negative effects on the economies and securities markets of certain emerging market countries.

The currencies of certain emerging market countries have sometimes experienced devaluations relative to the U.S. dollar, and future devaluations may adversely affect the value of assets denominated in such currencies. A devaluation of the currency in which portfolio securities are denominated will negatively impact the value of those securities. Many emerging market countries have experienced substantial, and in some periods extremely high, rates of inflation or deflation for many years, and future inflation may adversely affect the economies and securities markets of such countries. When debt and similar obligations issued by foreign issuers are denominated in a currency (e.g., the U.S. dollar or the Euro) other than the local currency of the issuer, the subsequent strengthening of the non-local currency against the local currency will generally increase the burden of repayment on the issuer and may increase significantly the risk of default by the issuer.

Emerging market countries have and may in the future impose capital controls, foreign currency controls and repatriation controls. In addition, some currency hedging techniques may be unavailable in emerging market countries, and the currencies of emerging market countries may experience greater volatility in exchange rates as compared to those of developed countries.

A Fund may invest in commodities or commodity-related investments that are found in or exported from emerging market countries or the values of which are affected significantly by economic or other conditions in emerging market countries.

Investments in emerging markets may be considered speculative.

To the extent a Fund invests in Chinese securities, its investments may be impacted by the economic, political, diplomatic, and social conditions within China, as well as by U.S. restrictions on investments located in China.

Furthermore, many Chinese companies have used complex organizational structures to address Chinese restrictions on foreign investment whereby foreign persons, through another entity domiciled outside of China (a “non-Chinese affiliate”), have limited contractual rights, including economic benefits, with respect to the Chinese company. Chinese regulators have permitted such arrangements to proliferate even though such arrangements are not formally recognized under Chinese law. If Chinese regulators’ tacit acceptance of these arrangements ceases, the value of such holdings would be negatively impacted. Moreover, since such arrangements are not recognized under Chinese law, remedies available to an investor through a non-Chinese affiliate would be limited. Furthermore, many Chinese companies have circumvented Chinese restrictions on foreign investments by using variable interest entities (“VIEs”), which enable foreign persons to contractually impose some control, albeit less than direct equity ownership, on such Chinese companies while accessing their economic benefits without formal ownership. While Chinese law does not formally recognize VIEs, Chinese regulators have permitted such arrangements to proliferate. Tacit acceptance of VIEs by Chinese regulators may cease in the future. Moreover, VIEs are not formally recognized under Chinese law, which may cause Chinese courts to not enforce the contracts related thereto, thus limiting the remedies and rights of investors, such as a Fund, who is invested in such company via a VIE. Future regulatory action may prohibit the ability of a VIE to receive the economic benefits of a Chinese company with which it has a contractual arrangement, which would cause the market value of such holding to lose substantial value. It remains unclear whether any new laws, rules, or regulations relating to VIE structures will be adopted or, if adopted, what impact they would have on the interests of foreign shareholders.

China Bond Connect Risk. Chinese debt instruments trade on the China Interbank Bond Market (“CIBM”) and may be purchased through a market access program that is designed to, among other things, enable foreign investment in the PRC (“Bond Connect”). There are significant risks inherent in investing in Chinese debt instruments, similar to the risks of investing in other fixed-income securities in emerging markets. The prices of debt instruments traded on the CIBM may fluctuate significantly due to low trading volume and potential lack of liquidity. The rules to access debt instruments that trade on the CIBM through Bond Connect are relatively new and subject to change, which may adversely affect a Fund’s ability to invest in these instruments and to enforce its rights as a beneficial owner of these instruments. Trading through Bond Connect is subject to a number of restrictions that may affect a Fund’s investments and returns. In addition, securities offered through Bond Connect may lose their eligibility for trading through the program at any time. If Bond Connect securities lose their eligibility for trading through the program, they may be sold but can no longer be purchased through Bond Connect. There can be no assurance as to the program’s continued existence or whether future developments regarding the program may restrict or adversely affect a Fund’s investments or returns.

Investments made through Bond Connect are subject to order, clearance and settlement procedures that are relatively untested in China, which could pose risks to a Fund. CIBM does not support all trading strategies (such as short selling) and investments in Chinese debt instruments that trade on the CIBM are subject to the risks of suspension of trading without cause or notice, trade failure or trade rejection and default of securities depositories and counterparties. Furthermore, Chinese debt instruments purchased via Bond Connect will be held via a book entry omnibus account in the name of the Hong Kong Monetary Authority Central Moneymarkets Unit (“CMU”) maintained with a China-based depository (either the China Central Depository & Clearing Co. (“CCDC”) or the Shanghai Clearing House (“SCH”)). A Fund’s ownership interest in these Chinese debt instruments will not be reflected directly in book entry with CCDC or SCH and will instead only be reflected on the books of a Fund’s Hong Kong sub-custodian. Therefore, a Fund’s ability to enforce its rights as a bondholder may depend on CMU’s ability or willingness as record-holder of the bonds to enforce a Fund’s rights as a bondholder. Additionally, the omnibus manner in which Chinese debt instruments are held could expose a Fund to the credit risk of the relevant securities depositories and a Fund’s Hong Kong sub-custodian. While a Fund holds a beneficial interest in the instruments it acquires through Bond Connect, the mechanisms that beneficial owners may use to enforce their rights are untested. In addition, courts in China have limited experience in applying the concept of beneficial ownership. Moreover, Chinese debt instruments acquired through Bond Connect generally may not be sold, purchased or otherwise transferred other than through Bond Connect in accordance with applicable rules.

A Fund’s investments in Chinese debt instruments acquired through Bond Connect are generally subject to a number of regulations and restrictions, including Chinese securities regulations and listing rules, loss recovery limitations and disclosure of interest reporting obligations. A Fund will not benefit from access to Hong Kong investor compensation funds, which are set up to protect against defaults of trades, when investing through Bond Connect.

Bond Connect can only operate when both China and Hong Kong markets are open for trading and when banking services are available in both markets on the corresponding settlement days. In addition, the trading, settlement and IT systems required for non-Chinese investors in Bond Connect are relatively new. In the event of systems malfunctions or extreme market conditions, trading via Bond Connect could be disrupted. The rules applicable to taxation of Chinese debt instruments acquired through Bond Connect remain subject to further clarification. Uncertainties in the Chinese tax rules governing taxation of income and gains from investments via Bond Connect could result in unexpected tax liabilities for a Fund, which may negatively affect investment returns for shareholder. Bond Connect trades are settled in RMB, and investors must have timely access to a reliable supply of RMB in Hong Kong, which cannot be guaranteed.

China Stock Connect Risk. A Fund may, directly or indirectly (through, for example, participation notes or other types of equity-linked notes), purchase shares in mainland China-based companies that trade on Chinese stock exchanges such as the Shanghai Stock Exchange and the Shenzhen Stock Exchange (“China A-Shares”) through the Shanghai and Shenzhen – Hong Kong Stock Connect (“Stock Connect”), or that may be available in the future through additional stock connect programs, a mutual market access program designed to, among other things, enable foreign investment in the People’s Republic of China (“PRC”) via brokers in Hong Kong. There are significant risks inherent in investing in China A-Shares through Stock Connect. The underdeveloped state of PRC’s investment and banking systems subjects the settlement, clearing, and registration of China A-Shares transactions to heightened risks. Stock Connect can only operate when both PRC and Hong Kong markets are open for trading and when banking services are available in both markets on the corresponding settlement days. As such, if either or both markets are closed on a U.S. trading day, a Fund may not be able to dispose of its China A-Shares in a timely manner, which could adversely affect the Fund’s performance. Because Stock Connect is relatively new, its effects on the market for trading China A-shares are uncertain. In addition, the trading, settlement and information technology (“IT”) systems required to operate Stock Connect are relatively new and continuing to evolve. In the event that the relevant systems do not function properly, trading through Stock Connect could be disrupted.

PRC regulations require that, in order to sell its China A-Shares, a Fund must pre-deliver the China A-Shares to a broker. If the China A-Shares are not in the broker’s possession before the market opens on the day of sale, the sell order will be rejected. This requirement could also limit a Fund’s ability to dispose of its China A-Shares purchased through Stock Connect in a timely manner. Additionally, Stock Connect is subject to daily quota limitations on purchases of China A-Shares. Once the daily quota is reached, orders to purchase additional China A-Shares through Stock Connect will be rejected. A Fund’s investment in China A-Shares may only be traded through Stock Connect and is not otherwise transferable. Stock Connect utilizes an omnibus clearing structure, and the Fund’s shares will be registered in its custodian’s name on the Central Clearing and Settlement System. This may limit the ability of the Advisers (and/or any subadviser, as the case may be) to effectively manage a Fund, and may expose the Fund to the credit risk of its custodian or to greater risk of expropriation. Investment in China A-Shares through Stock Connect may be available only through a single broker that is an affiliate of the Fund’s custodian, which may affect the quality of execution provided by such broker. Stock Connect restrictions could also limit the ability of a Fund to sell its China A-Shares in a timely manner, or to sell them at all. Further, different fees, costs and taxes are imposed on foreign investors acquiring China A-Shares acquired through Stock Connect, and these fees, costs and taxes may be higher than comparable fees, costs and taxes imposed on owners of other securities providing similar investment exposure.

Equity Issuer Risk

The market price of common stocks and other equity securities may go up or down, sometimes rapidly or unpredictably. Equity securities may decline in value due to factors affecting equity securities markets generally, particularly industries represented in those markets, or the issuer itself. The values of equity securities may decline due to general market conditions that are not specifically related to a particular company, such as real or perceived adverse economic conditions, changes in the general outlook for corporate earnings, changes in interest or currency rates, or adverse investor sentiment generally. They also may decline due to factors which affect a particular industry or industries, such as labor shortages or increased production costs and competitive conditions within an industry. In addition, the values of equity securities may decline for a number of reasons that may relate directly to the issuer, such as management performance, financial leverage, non-compliance with regulatory requirements, and reduced demand for the issuer’s goods or services. Equity securities generally have greater price volatility than bonds and other debt securities, although under certain market conditions various fixed income investments may have comparable or greater price volatility. The values of equity securities paying dividends at high rates may be more sensitive to change in interest rates than are other equity securities.

ESG Considerations Risk

ESG factors tend to have many subjective characteristics, can be difficult to analyze, and frequently involve a balancing of a company’s business plans, objectives, actual conduct and other factors. ESG factors can vary over different periods and can evolve over time. They may also be difficult to apply consistently across regions, countries, industries or sectors. For these reasons, ESG standards may be aspirational and tend to be stated broadly and applied flexibly. In addition, investors and others may disagree as to whether a certain company satisfies ESG standards given the absence of generally accepted criteria and given inconsistencies in reporting by issuers. Implementation of the Advisers’ ESG Policy, as described above in this SAI in “Investment Strategies—ESG Considerations,” will vary depending on asset type, and the specific method of implementation is determined by the applicable portfolio management team. There can be no guarantee that a company that a portfolio manager believes to meet one or more ESG standards will actually conduct its affairs in a manner that is less destructive to the environment, or will actually promote positive social and economic developments. Because fixed income investments generally represent a promise to pay principal and interest by an issuer, and not an ownership interest, and may involve complex structures, ESG-related investment considerations may have a more limited impact on risk and return (or may have an impact over a different investment time horizon) relative to other asset classes, and this may be particularly true for shorter-term investments.

An Adviser may review ESG factors through available public records, legal filings and disclosures, investor services or key party engagements, brokerage research and other data sources used in the normal course of the Adviser’s fundamental research and analysis, as well as information from third-party ESG data providers and consultants. Information and data obtained from third-party sources may be incomplete, inaccurate or unavailable, which could adversely affect the analysis of the ESG considerations relevant to a particular investment. With respect to certain Fund holdings, such as holdings of securitized investments, data on material ESG considerations may be limited.

Focused Investment Risk

A Fund that invests a substantial portion of its assets in a particular market, industry, sector, group of industries or sectors, country, region, group of countries, or asset class is subject to greater risk than a Fund that invests in a more diverse investment portfolio. In addition, the value of such a Fund is more susceptible to any single economic, market, political, regulatory or other occurrence affecting, for example, the particular markets, industries, regions, sectors, or asset classes in which the Funds are invested. This is because, for example, issuers in a particular market, industry, region sector or asset class may react similarly to specific economic, market, regulatory, political, or other developments. The particular markets, industries, regions, sectors or asset classes in which a Fund may focus its investments may change over time and a Fund may alter its focus at inopportune times.

To the extent a Fund invests in the securities of a limited number of issuers or assets related to particular commodities, it is particularly exposed to adverse developments affecting those issuers or commodities, and a decline in the market value of a particular security or commodity held by the Fund may affect the Fund’s performance more than if the Fund invested in the securities of a larger number of issuers or assets related to a broader group of commodities. In addition, the limited number of issuers or commodities to which a Fund may be exposed may provide the Fund exposure to substantially the same market, industry, sector, group of industries or sectors, country, region, group of countries, or asset class, which may increase the risk of loss as a result of focusing the Fund’s investments, as discussed above.

Foreign Currency

Foreign currencies may decline in value relative to the U.S. dollar and adversely affect the value of a Fund’s investments in foreign currencies, securities denominated in foreign currencies, and derivatives that provide exposure to foreign currencies. The values of foreign currencies, securities denominated in foreign currencies, or derivatives that provide exposure to foreign currencies may be adversely affected by currency exchange rates, currency exchange control regulations, foreign withholding or other taxes, restrictions or prohibitions on the repatriation of foreign currencies, changes in supply and demand in the currency exchange markets, actual or perceived changes in interest rates, intervention (or the failure to intervene) by the U.S. or foreign governments, central banks, or supranational agencies such as the International Monetary Fund, or other political and economic developments in the U.S. or abroad. Currencies of emerging market countries have sometimes experienced devaluations relative to the U.S. dollar, and major devaluations have historically occurred in certain countries. A devaluation of the currency in which portfolio securities are denominated will negatively impact the value of those securities. The local emerging market currencies in which a Fund may be invested from time to time may experience substantially greater volatility against the U.S. dollar than the major convertible currencies of developed countries. To the extent a Fund has invested in debt instruments of companies located or doing business in foreign markets and that have issued debt instruments denominated in U.S. dollars or another non-local currency, fluctuations in currency exchange rates could also negatively impact such investments. For example, increases in the value of the U.S. dollar relative to its value at the time the debt was issued can increase the costs of interest and repayment to the issuer and could result in defaults on the issuer’s debt obligations.

Officials in foreign countries may from time to time take actions in respect of their currencies which could significantly affect the value of a Fund’s assets denominated in those currencies or the liquidity of such investments. For example, a foreign government may unilaterally devalue its currency against other currencies, which would typically have the effect of reducing the U.S. dollar value of investments denominated in that currency. A foreign government may also limit the convertibility or repatriation of its currency or assets denominated in its currency, which would adversely affect the U.S. dollar value and liquidity of investments denominated in that currency. In addition, although a Fund’s income may be received or realized in local currencies, the Fund will be required to compute and distribute its income in U.S. dollars. As a result, if the exchange rate for any such currency declines after a Fund’s income has been earned and translated into U.S. dollars but before payment to shareholders, the Fund could be required to liquidate portfolio securities to make such distributions.

Foreign Securities

Investment in foreign securities involves special risks in addition to the usual risks inherent in domestic investments. These include: political or economic instability; the unpredictability of international trade patterns; the possibility of foreign governmental actions such as expropriation, nationalization or confiscatory taxation; the imposition or modification of foreign currency or foreign investment controls; the imposition of withholding or other taxes on dividends, interest gains and proceeds; price volatility; and fluctuations in currency exchange rates. As compared to United States companies, foreign issuers generally disclose less financial and other information publicly and are subject to less stringent and less uniform accounting, auditing and financial reporting standards. In addition, there may be limited information generally regarding factors affecting a particular foreign market, issuer, or security. Foreign countries typically impose less thorough regulations on brokers, dealers, stock exchanges, corporate insiders and listed companies than does the United States, and foreign securities markets may be less liquid and more volatile than domestic markets. Investment in foreign securities involves higher costs than investment in U.S. securities, including higher transaction and custody costs as well as the imposition of additional taxes by foreign governments, and as a result investments in foreign securities may be subject to issues relating to security registration or settlement. In addition, security trading and custody practices abroad may offer less protection to investors such as the Funds. Political, social or financial instability, civil unrest, geopolitical tensions, wars and acts of terrorism are other potential risks that could adversely affect an investment in a foreign security or in foreign markets or issuers generally. Settlement of transactions in some foreign markets may be delayed or may be less frequent than in the U.S., which could affect the liquidity of each Fund’s portfolio. Custody practices and regulations abroad may offer less protection to investors, such as the Funds, and a Fund may be limited in its ability to enforce contractual rights or obligations. Also, it may be more difficult to obtain and enforce legal judgments against foreign corporate issuers than against domestic issuers and it may be impossible to obtain and enforce judgments against foreign governmental issues.

Futures Contracts and Options on Futures

There are certain risks inherent in the use of futures contracts and options on futures contracts. Successful use of futures contracts by a Fund is subject to the ability of the Adviser to correctly predict movements in the direction of underlying asset prices or changes in market conditions. Forecasting market movements is extremely difficult, and whether any hedging strategy will be successful is highly uncertain. Futures prices may be highly volatile, and may at times be negative. In addition, the prices of futures, for a number of reasons, may not correlate perfectly with movements in their respective underlying commodities, securities, currencies or indices due to certain market distortions. First, all participants in the futures market are subject to margin deposit requirements. Such requirements may cause investors to close futures contracts through offsetting transactions which could distort the normal relationship between the underlying commodity, security, currency or index and corresponding futures markets. Second, the margin requirements in the futures markets are less onerous than margin requirements in the securities markets in general, and as a result the futures markets may attract more speculators than the securities markets do. Increased participation by speculators in the futures markets may also cause temporary price distortions. Due to the possibility of price distortion, even a correct forecast of general market trends may not result in a successful hedging transaction over a very short time period. In addition, when futures contracts are used for hedging purposes, there can be no assurance that there will be a correlation between price movements in the underlying commodities, securities, currencies or indices which are the subject of hedge and the price movements in the corresponding futures markets.

Positions in futures contracts and options on futures contracts may be closed out only on the exchange or board of trade on which they were entered into, and there can be no assurance that an active market will exist for a particular contract or option at any particular time. If a Fund has hedged against the possibility of an increase in interest rates or a decrease in the value of portfolio securities and interest rates fall or the value of portfolio securities increase instead, a Fund will lose part or all of the benefit of the increased value of securities that it has hedged because it will have offsetting losses in its futures positions. In addition, in such situations, if a Fund has insufficient cash, it may have to sell securities to meet daily variation margin requirements at a time when it may be disadvantageous to do so. These sales of securities may, but will not necessarily be at increased prices that reflect the decline in interest rates. While utilization of futures contracts and options on futures contracts may be advantageous to the Fund, if the Fund is not successful in employing such instruments in managing the Fund’s investments, the Fund’s performance will be worse than if the Fund did not make such investments.

Exchanges limit the amount by which the price of a futures contract may move on any day. If the price moves equal the daily limit on successive days, then it may prove impossible to liquidate a futures position until the daily limit moves have ceased. In the event of adverse price movements, a Fund would continue to be required to make daily cash payments of variation margin on open futures positions. In such situations, if a Fund has insufficient cash, it may have to sell portfolio securities to meet daily variation margin requirements at a time when it may be disadvantageous to do so. In addition, a Fund may be required to take or make delivery of the instruments underlying futures contracts it holds at a time when it is disadvantageous to do so. The inability to close out options and futures positions could also have an adverse impact on a Fund’s ability to hedge its portfolio effectively. Exchanges may cancel trades in limited circumstances, for example, if the exchange believes that allowing such trades to stand as executed could have an adverse impact on the stability or integrity of the market. Any such cancellation may adversely affect the performance of a Fund. In addition, a Fund’s futures broker may limit a Fund’s ability to invest in certain futures contracts. Such restrictions may adversely affect the Fund’s performance and its ability to achieve its investment objective.

Futures contracts and options thereon which are purchased or sold on foreign commodities exchanges may have greater price volatility than their U.S. counterparts. Furthermore, foreign commodities exchanges may be less regulated and under less governmental scrutiny than U.S. exchanges. Brokerage commissions and dealer mark-ups, clearing costs and other transaction costs may be higher on foreign exchanges. Greater margin requirements may limit a Fund’s ability to enter into certain commodity transactions on foreign exchanges. Moreover, differences in clearance and delivery requirements on foreign exchanges may occasion delays in the settlement of a Fund’s transactions effected on foreign exchanges. Investments in futures contracts and options thereon are subject to the risks of cleared derivatives transactions described under “Counterparty Risk” in this SAI.

There is no assurance that a liquid market will exist for futures contracts and related options in which a Fund may invest. The markets for futures positions may be thinly traded from time to time. In addition, futures positions may become illiquid due to daily price limits taking effect or due to market disruptions. Market liquidity risk is enhanced in certain markets such as options on foreign currency futures contracts. In the event a liquid market does not exist, it may not be possible to close out a futures position, and in the event of adverse price movements, a Fund would continue to be required to make daily cash payments of variation margin. In addition, limitations imposed by an exchange or board of trade on which futures contracts are traded may compel or prevent a Fund from closing out a contract which may result in reduced gain or increased loss to the Fund. The absence of a liquid market in futures contracts might cause a Fund to make or take delivery of the underlying asset at a time when it may be disadvantageous to do so.

Compared to the purchase or sale of futures contracts, the purchase of call or put options on futures contracts involves less potential risk to a Fund because the maximum amount at risk is the premium paid for the options (plus transaction costs). However, there may be circumstances when the purchase of a call or put option on a futures contract would result in a loss to a Fund notwithstanding that the purchase or sale of a futures contract would not result in a loss, as in the instance where there is no movement in the prices of the futures contract or underlying asset.

See also “Risks Arising from Government Regulation of Derivatives” below.

Inflation/Deflation Risk

Inflation risk is the risk that the value of assets or income from a Fund’s investments will be worth less in the future as inflation decreases the value of payments at future dates. As inflation increases, the real value of a Fund’s portfolio could decline. Recently, inflation rates in the United States and elsewhere have been increasing. There can be no assurance that this trend will not continue or that efforts to slow or reverse inflation will not harm the economy and asset values. Deflation risk is the risk that prices throughout the economy decline over time. Deflation may have an adverse effect on the creditworthiness of issuers and may make issuer default more likely, which may result in a decline in the value of a Fund’s portfolio.

Inflation-Indexed Bond Risk

Inflation-indexed bonds are fixed income securities whose principal values are periodically adjusted according to a measure of inflation. If the index measuring inflation falls, the principal value of inflation-indexed bonds will be adjusted downward, and consequently the interest payable on these securities (calculated with respect to a smaller principal amount) will be reduced. Repayment of the original bond principal upon maturity (as adjusted for inflation) is guaranteed in the case of U.S. Treasury inflation-indexed bonds. For bonds that do not provide a similar guarantee, the adjusted principal value of the bond repaid at maturity may be less than the original principal. With regard to municipal inflation-indexed bonds and certain corporate inflation-indexed bonds, the inflation adjustment is reflected in the semi-annual coupon payment. As a result, the principal value of municipal inflation-indexed bonds and such corporate inflation-indexed bonds does not adjust according to the rate of inflation. The value of inflation-indexed bonds is expected to change in response to changes in real interest rates. Real interest rates are tied to the relationship between nominal interest rates and the rate of inflation. If nominal interest rates increase at a faster rate than inflation, real interest rates may rise, leading to a decrease in value of inflation-indexed bonds. Inflation-indexed bonds may cause a potential cash flow mismatch to investors, because an increase in the principal amount of an inflation-indexed bond will be treated as interest income currently subject to tax at ordinary income rates even though investors will not receive repayment of principal until maturity. If a Fund invests in such bonds, it will be required to distribute such interest income in order to qualify for treatment as a RIC and eliminate Fund-level tax, without a corresponding receipt of cash, and therefore may be required to dispose of portfolio securities at a time when it may not be advantageous to do so in order to make such distributions.

Infrastructure Sector Risk

The values of a Fund’s infrastructure investments (“Infrastructure Investments”) may be entirely dependent upon the successful development, construction, maintenance, renovation, enhancement or operation of infrastructure assets or infrastructure-related projects. In the case of debt instruments or loans issued to finance (or refinance) the ownership, development, construction, maintenance, renovation, enhancement, or operation of infrastructure assets, a Fund may be entirely dependent on revenues or profits earned in respect of the infrastructure asset or project to receive the repayment of any principal and interest owed to it. Accordingly, a Fund has significant exposure to adverse economic, regulatory, political, legal, demographic, environmental and other developments affecting the success of the infrastructure assets or projects in which it directly or indirectly invests.

Infrastructure Investments are subject to a variety of risk factors that may adversely affect their success including significant use of leverage, high financing or interest costs, costs associated with environmental and other regulations, the effects of economic slowdown and surplus capacity, increased competition from other providers of similar services, unfavorable demographic trends, obsolescence of the related service or product it provides, cost over-runs, developmental delays, uncertainties concerning the availability of fuel at reasonable prices, the effects of energy conservation policies, poor planning, unexpected maintenance capital expenditures, increased operating expenses, and other factors. Additionally, infrastructure-related projects may be subject to regulation by various governmental authorities, including with respect to the rates they can charge for their products or services, and can be significantly affected by government spending policies because infrastructure-related issuers may rely, to a significant extent, on U.S. and foreign government demand for their products and services.

Infrastructure Investments (and related infrastructure assets) may also be adversely affected by natural disasters, geopolitical tensions, wars, terrorism or other catastrophes, legal challenges due to environmental, operational or other issues, the imposition of special tariffs or changes in tax laws, changes in exchange rates or interest rates, changes in prices for competitive services, economic conditions, tax treatment, removal or diminution of governmental subsidies, additional regulation, governmental intervention, litigation, negative publicity and public perception and unfavorable events in the regions where assets are located (e.g., expropriation, nationalization, confiscation of assets and property or imposition of restrictions on foreign investments and repatriation of capital, military coups, social unrest, violence or labor unrest). There is also the risk that corruption may negatively affect infrastructure projects and other infrastructure assets, especially in emerging markets, resulting in, among other things, delays and cost overruns. Infrastructure projects may face competition from government-sponsored projects, which could decrease the revenues generated from the asset or the number of available investment opportunities for a Fund.

A significant portion of the revenues of certain infrastructure assets or projects may be from one customer or a relatively small number of customers, including governmental entities and utilities. Accordingly, the values of certain Infrastructure Investments may be highly sensitive to the loss of one or more of those customers, and the loss of any single client may result in the issuer’s payment default.

A Fund may make investments in infrastructure assets or projects that have not yet completed the construction phases of their development and which are not yet generating cash or revenue. Unexpected delays in completion of the construction phase in relation to any such project, any “overrun” in the costs of construction or any construction or maintenance defect, may adversely affect the ability of the issuer of the Fund’s investments to service its debts. Any resulting default may adversely affect the value of the Fund’s investment.

A Fund may make investments from time to time in infrastructure loan assets which are held on existing lenders’ books, which means that a default by the counterparty may expose the Fund to losses regardless of the performance of the underlying projects or loans. The market for infrastructure bonds and loans is emerging but also rapidly developing, which means there may be fewer investment opportunities than other fixed-income sectors. There also may be fewer market participants willing to purchase infrastructure-related investments compared to other debt markets. Infrastructure assets and related investment opportunities may be more prevalent in developing or emerging markets, where certain of the risks described above, including the risk of default, may be heightened. See “—Emerging Market Countries.”

To the extent that there are environmental liabilities arising in the future in relation to any sites owned or used by an infrastructure company or project (including, for example, clean-up and remediation liabilities), a company may be required to contribute financially towards any such liabilities which in turn may increase its risk of defaulting and/or adversely affect the values of a Fund’s investments.

Some infrastructure-related projects may utilize relatively new or developing technologies and there may be issues in relation to those technologies that become apparent only in the future. Such issues may give rise to additional costs for the relevant issuer or project or may otherwise result in the financial performance of the infrastructure project being poorer than anticipated. This may adversely affect the values of a Fund’s investments. Additionally, technological advances in the future may reduce the competitive efficiency of existing or commissioned infrastructure projects, services, or networks.

Infrastructure assets, including investments related to infrastructure projects and infrastructure-related companies, may be more susceptible to adverse economic or regulatory occurrences and other specific risks affecting their industries, which may adversely affect the development and success of the infrastructure companies and projects related to assets in which a Fund invests; delay or limit repayment of the principal and interest payments on a borrower’s loans or other debt; adversely affect a Fund’s rights in collateral relating to a loan or other investment; or otherwise adversely affect the value of a Fund’s investments.

A Fund’s ability to recover in respect of a defaulted bond or loan may be limited. Some infrastructure-related debt instruments may not be secured by any assets and may not be supported by other credit enhancements. Where recourse to a guarantor, or other third party, or other assets exists, recovery on a defaulted bond or loan may require the Fund to incur significant costs and delay and/or require participation in restructuring or bankruptcy proceedings. In certain jurisdictions, the Fund may have limited or no rights in respect of such proceedings. In the case of a defaulted bond or loan, the Fund may determine to sell its investment or claim at a price substantially below what it might receive if it participated in a restructuring or bankruptcy proceeding for a variety of reasons, including to avoid incurring significant costs, delay or uncertainty, or because of the potentially adverse consequences that may occur if the Fund takes possession of certain types of assets.

In addition to the risks described above, each of which may adversely affect the values of a Fund’s investments, sector-specific risks may also adversely affect the values of a Fund’s investments. A summary of some of the principal sector-specific risks is included below. The inclusion of a specific risk below with respect to a specific sector does not mean that that risk does not apply in respect of a Fund’s other investments:

Transportation. Transportation-related infrastructure assets may be adversely affected by, among other things, economic and market changes, fuel prices, labor relations, geo-political concerns and insurance costs. Transportation-related infrastructure assets and related businesses may also be subject to significant government regulation and oversight, which may adversely affect their businesses.

Electric Utilities and Power. Deregulation may subject utility- and power-related infrastructure assets to greater competition and may adversely affect their performance. Assets in the utilities and/or power industries may have difficulty obtaining financing for large construction projects during periods of inflation or unsettled capital markets; face restrictions on operations and increased cost and delays attributable to environmental considerations and regulation; find that existing plants, equipment or products have been rendered obsolete by technological innovations; or be subject to increased costs because of the scarcity of certain fuels or the effects of man-made or natural disasters. Existing and future regulations or legislation may make it difficult for utility and power assets to operate profitably. Government regulators monitor and control utility and power revenues and costs, and therefore may limit utility-related profits. There is no assurance that regulatory authorities will grant rate increases in the future. Energy conservation and changes in climate or environmental policy may also have a significant adverse impact on the revenues and expenses of utility and power-related assets. Additionally, independent power producers may face other risks such as but not limited to (i) market risks, (ii) project risks, and (iii) structural risk.

Energy. Energy-related infrastructure assets may be highly cyclical and highly dependent on energy prices. The success of such assets can be strongly affected by one or more of the following: the levels and volatility of global energy prices, energy supply and demand, capital expenditures on exploration and production of energy sources, energy conservation efforts, exchange rates, interest rates, economic conditions, tax treatment, increased competition and technological advances. Infrastructure assets and projects in this sector may be subject to substantial government regulation and contractual fixed pricing, which may increase the cost of doing business and limit the revenue or earnings available to support the assets’ financing. Energy-related projects face a significant risk of liability from accidents resulting in injury or loss of life or property, pollution or other environmental problems, equipment malfunctions or mishandling of materials and a risk of loss from wars, terrorism, political strife, geopolitical tensions, and natural disasters. Assets involving pipelines are subject to certain risks, including pipeline and equipment leaks and ruptures, explosions, fires, unscheduled downtime, transportation interruptions, discharges or releases of toxic or hazardous gases and other environmental risks. Any such event could have serious consequences for the general population of the affected area. Energy-related projects can be significantly affected by the supply of, and demand for, specific products (e.g., oil and natural gas) and services, exploration and production spending, government subsidization, world events and general economic conditions. Energy-related assets may have relatively high levels of debt and may be more likely to have to restructure their debt if there are downturns in energy markets or the economy as a whole.

Renewable Energy. Governments may provide a range of incentives and subsidies for specific types of assets, especially for renewable energy assets. Changes in the application of government policy in relation to the incentives and subsidies that they provide may have a material impact upon the profitability or viability of renewable-energy related infrastructure-related assets.

The generation of power from renewable energy sources tends to be reliant upon relatively recent technological developments (or the application thereof), and therefore unforeseen technical deficiencies with installations may occur. Moreover, the reliance of any renewable energy project, or group of projects, on a variable resource (for example, ambient light in the case of solar power projects, wind speed in the case of wind power projects and waste in the case of waste-to-energy projects) may affect the profitability of a site or sites. In addition, in the event of a failure of a utility or other private company contracted to purchase power produced by an installation or expiration of such a contract, in which a Fund has invested, difficulties may arise in contracting with a replacement power purchaser.

Communication Networks and Equipment. The telecommunications market is characterized by increasing competition and regulation by various regulatory authorities. Infrastructure assets in the telecommunications sector may encounter distressed cash flows due to the need to commit substantial capital to meet increasing competition, particularly in developing new products and services using new technology. Technological innovations may make the products and services of certain assets obsolete. Telecommunication-related infrastructure assets may depend on franchises or licenses in order to provide services in a given location. Licensing and franchise rights in the telecommunications sector are limited, which may provide an advantage to certain participants. Limited availability of such rights, high barriers to market entry and increasing regulatory oversight, among other factors, has led to consolidation within the sector, which could lead to further regulation or other negative effects in the future. Various forms of cyber attack, the sophistication and lethality of which continues to evolve, threaten communication networks and could severely hamper any infrastructure project dependent upon communication networks and equipment.

Public and Social Infrastructure. Public and social infrastructure assets, such as hospitals, schools, government accommodations, and other public service facilities projects, may be subject to risks that include, but are not limited to, costs associated with governmental, environmental and other regulations, the effects of economic slowdowns, increased competition from other providers of such services, uncertainties concerning costs, adverse political developments, and the level of government spending on infrastructure projects.

Metals and Mining. Investments in metals and mining related infrastructure assets may be speculative and subject to greater price volatility than investments in other types of companies. The performance of assets in this sector is related to, among other things, worldwide metal prices, and extraction and production costs. Worldwide metal prices may fluctuate substantially over short periods of time. Metals and mining assets may also be subject to the effects of competitive pressures in the metals and mining industry.

Industrial. Industrial-related infrastructure assets may be adversely affected by supply and demand both for their specific product or service and for industrial sector products in general. Government regulation, world events, exchange rates and economic conditions, technological developments and liabilities for environmental damage and general civil liabilities will likewise affect the performance of these assets and their ability to repay their debts. The industrials sector may also be adversely affected by changes or trends in commodity prices, which can be highly volatile.

A Fund’s investments in Infrastructure Investments will expose it to the risks of investing in the global commodity markets and particular commodities, and the value of the Fund’s shares may be adversely affected by changes in the values of commodity prices, which can be extremely volatile and difficult to value. The values of commodities may be affected by a wide range of factors, including changes in overall market movements, speculative activity of other investors, real or perceived inflationary trends, commodity index volatility, changes in interest rates or currency exchange rates, population growth and changing demographics, nationalization, expropriation, or other confiscation, economic or other sanctions, international regulatory, political, and economic developments (for example, regime changes and changes in economic activity levels), environmental issues or regulation, and developments affecting a particular sector, industry or commodity, such as drought, floods, or other weather conditions, trade embargoes, competition from substitute products, transportation bottlenecks or shortages, fluctuations in supply and demand, tariffs and international economic, political and regulatory developments.

Investing in Special Situations

Periodically, a Fund might use aggressive investment techniques. These might include seeking to benefit from what the Adviser perceives to be special situations, such as mergers, reorganizations, restructurings or other unusual events expected to affect a particular issuer. However, there is a risk that the change or event might not occur as expected by the Adviser, which could have a negative impact on the price of the issuer’s securities. A Fund’s investment might not produce the expected gains or could incur a loss.

Investment Company and Exchange-Traded Fund Risk

Investments in open-end and closed-end investment companies, and other pooled investment vehicles, including any ETFs or money market funds, involve substantially the same risks as investing directly in the instruments held by these entities. However, the total return from such investments will be reduced by the operating expenses and fees of the investment company or ETF. A Fund must pay its pro rata portion of an investment company’s or ETF’s fees and expenses. To the extent the Adviser determines to invest Fund assets in other investment companies, the Adviser will have an incentive to invest in other investment vehicles sponsored or advised by the Adviser or a related party of the Adviser (“other DoubleLine funds”) or other investment products sponsored or managed by DoubleLine or its related parties over investment companies or products sponsored or managed by others and to maintain such investments once made due to its own financial interest in those products and other business considerations. For example, the Adviser or its related parties may receive fees based on the amount of assets invested in such other investment vehicles, which fees may be higher than the fees the Adviser receives for managing a Fund. Investment by a Fund in those other vehicles may be beneficial in the management of those other vehicles, by helping to achieve economies of scale or enhancing cash flows. The Funds’ Advisers have agreed to reduce their advisory fees to the extent of advisory fees paid to a Fund’s Adviser or its related parties by other investment vehicles in respect of assets of a Fund invested in those vehicles. This agreement will reduce, but will not eliminate, the conflicts described above.

Any investment company or ETF in which a Fund invests may not achieve its investment objective or execute its investment strategy effectively, which may adversely affect the Fund’s performance. Shares of a closed-end investment company or ETF may expose a Fund to risks associated with leverage and may trade at a premium or discount to the NAV of the closed-end fund’s or the ETF’s portfolio securities depending on a variety of factors, including market supply and demand. Money market mutual funds in which a Fund may invest are subject to Rule 2a-7 of the 1940 Act, and invest in a variety of short-term, high quality, dollar-denominated money market instruments. Money market funds are not designed to offer capital appreciation. In addition, certain money market funds may impose a fee upon the sale of shares or may temporarily suspend the ability of investors to redeem shares if such a fund’s liquidity falls below required minimums, which may adversely affect a Fund’s returns or liquidity. Applicable law may limit a Fund’s ability to invest in other investment companies.

In October 2020, the SEC adopted new Rule 12d1-4 under the 1940 Act and other regulatory changes designed to streamline and enhance the regulatory framework for fund-of-funds arrangements. These regulatory changes may limit a Fund’s ability to pursue its principal investment strategies by investing in other investment companies or pooled investment vehicles or to invest in those investment companies or pooled investment vehicles it believes are most desirable, including, potentially, funds sponsored by DoubleLine.

Large Shareholder Risk

Certain account holders, including funds or accounts over which the Adviser has investment discretion, may from time to time own or control a significant percentage of a Fund’s shares. For example, the Adviser and/or its related parties currently provide asset allocation investment advice, including recommending the purchase and/or sale of shares of the other Funds, to a number of large investors, and a large percentage of Multi-Asset Growth Fund’s shares are currently held by such investors. The Funds are subject to the risk that a redemption by large shareholders of all or a portion of their Fund shares or a purchase of Fund shares in large amounts and/or on a frequent basis, including as a result of asset allocation decisions made by the Adviser, will adversely affect a Fund’s performance if it is forced to sell portfolio securities or invest cash when the Adviser would not otherwise choose to do so. This risk will be particularly pronounced if one shareholder owns a substantial portion of the Fund. Redemptions of a large number of shares may affect the liquidity of a Fund’s portfolio, increase the Fund’s transaction costs and/or lead to the liquidation of the Fund. Such transactions also potentially limit the use of any capital loss carryforwards and certain other losses to offset future realized capital gains (if any).

Legal and Regulatory Risk

Legal, tax and regulatory changes could occur and may adversely affect the Funds and their ability to pursue its investment strategies and/or increase the costs of implementing such strategies. New (or revised) laws or regulations may be imposed by the CFTC, the SEC, the IRS, the U.S. Federal Reserve or other banking regulators, other governmental regulatory authorities or self-regulatory organizations that supervise the financial markets that could adversely affect the Funds. In particular, these agencies are implementing a variety of new rules pursuant to financial reform legislation in the United States. The EU, the United Kingdom and some other countries are implementing similar requirements. The Funds also may be adversely affected by changes in the enforcement or interpretation of existing statutes and rules by these governmental regulatory authorities or self-regulatory organizations.

In addition, the securities and derivatives markets are subject to comprehensive statutes, regulations and margin requirements. The Funds and the Advisers have historically been eligible for exemptions from certain regulations. However, there is no assurance that the Funds and the Advisers will continue to be eligible for such exemptions. The CFTC, the SEC, the Federal Deposit Insurance Corporation, other regulators and self-regulatory organizations and exchanges are also authorized by statute, regulation and otherwise to take extraordinary actions in the event of market emergencies. To the extent a Fund invests in the derivatives and futures markets, see also “Risks Arising from Government Regulation of Derivatives” below and “Clearing Broker and Central Clearing Counterparty Risk” above.

The CFTC and U.S. futures exchanges have established (and continue to evaluate and revise) speculative position limits, referred to as “position limits,” on the maximum net long or net short positions which any person, or group of persons acting in concert, may hold or control in certain futures and options on futures contracts. In addition, starting January 1, 2023 federal position limits will apply to swaps that are economically equivalent to futures contracts that are subject to CFTC set speculative limits. All positions owned or controlled by the same person or entity, even if in different accounts, must be aggregated for purposes of determining whether the applicable position limits have been exceeded, unless an exemption applies. Thus, even if the Funds do not intend to exceed applicable position limits, it is possible that different clients managed by the Adviser and its related parties may be aggregated for this purpose. Any modifications of trading decisions or elimination of open positions that may be required to avoid exceeding such limits may adversely affect the performance of the Funds and each respective Fund’s ability to pursue its investment strategies. A violation of position limits could also lead to regulatory action materially adverse to a Fund’s investment strategies.

Rules implementing the credit risk retention requirements of the Dodd-Frank Act for asset-backed securities require the sponsor of certain securitization vehicles (or a majority owned affiliate of such sponsor) to retain, and to refrain from transferring, selling, conveying to a third party, or hedging the credit risk on a portion of the assets transferred, sold, or conveyed through the issuance of the asset-backed securities of such vehicle, subject to certain exceptions. These requirements may increase the costs to originators, securitizers, and, in certain cases, collateral managers of securitization vehicles in which a Fund may invest, which costs could be passed along to such Fund as an investor in such vehicles. In addition, the costs imposed by the risk retention rules on originators, securitizers and/or collateral managers may result in a reduction of the number of new offerings of asset-backed securities and thus in fewer investment opportunities for the Funds. A reduction in the number of new securitizations could also reduce liquidity in the markets for certain types of financial assets that are typically held by securitization vehicles, which in turn could negatively affect the returns on a Fund’s investment in asset-backed securities.

Investors should also be aware that some EU-regulated institutions (including banks, certain investment firms, and authorized managers of alternative investment funds) are restricted from investing in securitizations (including U.S.-related securitizations), unless, in summary: (i) the institution is able to demonstrate that it has undertaken certain due diligence in respect of various matters, including its investment position, the underlying assets, and (in the case of authorized managers of alternative investment funds) the sponsor and the originator of the securitization; and (ii) the originator, sponsor, or original lender of the securitization has explicitly disclosed to the institution that it will retain, on an ongoing basis, a net economic interest of not less than 5% of specified credit risk tranches or asset exposures related to the securitization. Although these requirements do not apply directly to the Funds, the costs of compliance, in the case of any securitization within the EU risk retention rules in which a Fund has invested or is seeking to invest, could be indirectly borne by the Fund and the other investors in the securitization. See also “Risks Arising from Government Regulation of Derivatives” below.

Loan Risk

Investments in loans are generally subject to the same risks as investments in other types of debt obligations, including, among others, credit risk, interest rate risk, prepayment risk, and extension risk. In addition, in many cases loans are subject to the risks associated with below-investment grade securities. This means loans are often subject to significant credit risks, including a greater possibility that the borrower will be adversely affected by changes in market or economic conditions and may default or enter bankruptcy. This risk of default will increase in the event of an economic downturn or a substantial increase in interest rates (which will increase the cost of the borrower’s debt service). The risks of investing in loans include the risk that the borrowers on loans held by a Fund may be unable to honor their payment obligations due to adverse conditions in the industry or industries in which they operate.

The interest rates on floating rate loans typically adjust only periodically. Accordingly, adjustments in the interest rate payable under a loan may trail prevailing interest rates significantly, especially if there are limitations placed on the amount the interest rate on a loan may adjust in a given period. Certain floating rate loans have a feature that prevents their interest rates from adjusting if market interest rates are below a specified minimum level. When interest rates are low, this feature could result in the interest rates of those loans becoming fixed at the applicable minimum level until interest rates rise above that level. Although this feature is intended to result in these loans yielding more than they otherwise would when interest rates are low, the feature might also result in the prices of these loans becoming more sensitive to changes in interest rates should interest rates rise but remain below the applicable minimum level.

In addition, investments in loans may be difficult to value and may be illiquid. Floating rate loans generally are subject to legal or contractual restrictions on resale. The liquidity of floating rate loans, including the volume and frequency of secondary market trading in such loans, varies significantly over time and among individual floating rate loans. For example, if the credit quality of the borrower related to a floating rate loan unexpectedly declines significantly, secondary market trading in that floating rate loan can also decline. The secondary market for loans may be subject to irregular trading activity, wide bid/ask spreads, and extended trade settlement periods, which may increase the expenses of a Fund or cause the Fund to be unable to realize the full value of its investment in the loan, resulting in a material decline in the Fund’s NAV.

During periods of severe market stress, it is possible that the market for loans may become highly illiquid. In such an event, a Fund may find it difficult to sell loans it holds, and, for loans it is able to sell in such circumstances, the trade settlement period may be longer than anticipated.

Investments in loans through a purchase of a loan, loan origination or a direct assignment of a financial institution’s interests with respect to a loan may involve additional risks to a Fund. For example, if a loan is foreclosed, a Fund could become owner, in whole or in part, of any collateral, which could include, among other assets, real estate or other real or personal property, and would bear the costs and liabilities associated with owning and holding or disposing of the collateral. In addition, it is conceivable that under emerging legal theories of lender liability, a Fund as holder of a partial interest in a loan could be held liable as co-lender for acts of the agent lender.

Loans and certain other forms of direct indebtedness may not be classified as “securities” under the federal securities laws and, therefore, when a Fund purchases such instruments, it may not be entitled to the protections against fraud and misrepresentation contained in the federal securities laws. In addition, a limited number of states require purchasers of certain loans, primarily consumer loans, to be licensed or registered in order to own the loans or, in certain states, to collect a rate of interest above a specified rate. As of the date of this SAI, each Fund does not hold any such license or registration in any states where a license or registration is required, and there can be no assurance that any Fund will timely or ever obtain any such licenses or registration.

During periods of deteriorating economic conditions, such as recessions or periods of rising unemployment, delinquencies and losses generally increase, sometimes dramatically, with respect to loans. The effects of the COVID-19 virus, and governmental responses to the effects of the virus, may result in increased delinquencies and losses and have other, potentially unanticipated, adverse effects on such investments and the markets for those investments.

Additional risks of investments in loans may include:

Agent/Intermediary Risk. If a Fund holds a loan through another financial intermediary, as is the case with a participation, or relies on another financial intermediary to administer the loan, as is the case with most multi-lender facilities, the Fund’s receipt of principal and interest on the loan and the value of the Fund’s loan investment will depend at least in part on the credit standing of the financial intermediary and therefore will be subject to the credit risk of the intermediary. The Fund will be required to rely upon the financial intermediary from which it purchases a participation interest to collect and pass on to the Fund such payments and to enforce the Fund’s rights and may not be able to cause the financial intermediary to take what it considers to be appropriate action. As a result, an insolvency, bankruptcy or reorganization of the financial intermediary may delay or prevent the Fund from receiving principal interest and other amounts with respect to the Fund’s interest in the loan. In addition, if a Fund relies on a financial intermediary to administer a loan, the Fund is subject to the risk that the financial intermediary may be unwilling or unable to demand and receive payments from the borrower in respect of the loan, or otherwise unwilling or unable to perform its administrative obligations.

Collateral Impairment Risk. Even if a loan to which a Fund is exposed is secured, there can be no assurance that the collateral will, when recovered and liquidated, generate sufficient (or any) funds to offset any losses associated with a defaulting loan. This risk is increased if the Fund’s loans are secured by a single asset. In addition, a Fund’s interest in collateral securing a loan may be found invalid or may be used to pay other outstanding obligations of the borrower under applicable law. In the event that a borrower defaults, a Fund’s access to the collateral may be limited by bankruptcy and other insolvency laws. There is also the risk that the collateral may be difficult to liquidate, that all or some of the collateral may be illiquid or that a Fund’s rights to collateral may be limited by bankruptcy or insolvency laws. A Fund may have to participate in legal proceedings or take possession of and manage assets that secure the issuer’s obligations. This could increase a Fund’s operating expenses and decrease its NAV.

Equity Securities and Warrants Risk. The acquisition of equity securities may generally be incidental to a Fund’s purchase of a loan. A Fund may acquire equity securities as part of an instrument combining a loan and equity securities of a borrower or its affiliates. A Fund also may acquire equity securities issued in exchange for a loan or in connection with the default and/or restructuring of a loan, including subordinated and unsecured loans, and high yield securities. Equity securities include common stocks, preferred stocks and securities convertible into common stock. Equity securities are subject to market risks and the risks of changes to the financial condition of the issuer, and fluctuations in value.

Highly Leveraged Transactions Risk. A Fund may invest in loans or debt instruments made in connection with highly leveraged transactions. These transactions may include operating loans, leveraged buyout loans, leveraged capitalization loans and other types of acquisition financing. Those loans are subject to greater credit and liquidity risks than other types of loans and are generally considered speculative. If a Fund voluntarily or involuntarily sold those types of loans, it might not receive the full value it expected.

Stressed, Distressed or Defaulted Borrowers Risk. A Fund can also invest in loans of borrowers that are experiencing, or are likely to experience, financial difficulty. These loans are subject to greater credit and liquidity risks than other types of loans and are generally considered speculative. In addition, a Fund can invest in loans of borrowers that have filed for bankruptcy protection or that have had involuntary bankruptcy petitions filed against them by creditors. Various laws enacted for the protection of debtors may apply to loans.

A bankruptcy proceeding or other court proceeding could delay or limit the ability of a Fund to collect the principal and interest payments on that borrower’s loans or adversely affect a Fund’s rights in collateral relating to a loan.

The Funds have authorized the Advisers to act on their behalf in pursuing the Funds’ rights in certain bankruptcy, restructuring or other “workout proceedings,” including proceedings that may occur outside of the United States, and the Adviser may designate a third party to represent the Funds’ interests in such proceedings. The risks associated with participation in such workout proceedings, and of investing in distressed investments generally, may be more pronounced in foreign jurisdictions in which the laws governing such proceedings, and the formality of such proceedings, may differ significantly from equivalent proceedings in the United States. If the Advisers’ assessment of the eventual recovery value of a distressed security proves incorrect or if the actions taken by an Adviser or its designee prove unsuccessful, a Fund may be required to accept cash or instruments worth less than originally anticipated. In addition, events, including unexpected or unforeseeable events, may occur during the workout proceedings with respect to the borrower (for example, corruption relating to the borrower or a related party or government action that might affect the proceeding) and may also adversely affect the value of the Fund’s investment. A Fund could potentially lose more than its original investment to the extent, for example, the terms of the arrangements provide for the Fund to indemnify its agents or other third parties for losses they incur in connection with their representation of the Fund in a workout proceeding.

If a lawsuit is brought by creditors of a borrower under a loan, a court or a trustee in bankruptcy could take certain actions that would be adverse to a Fund. For example:

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Other creditors might convince the court to set aside a loan or the collateralization of the loan as a “fraudulent conveyance” or “preferential transfer.” In that event, the court could recover from the Fund the interest and principal payments that the borrower made before becoming insolvent. There can be no assurance that the Fund would be able to prevent that recapture.

•	A bankruptcy (or other) court may restructure the payment obligations under the loan so as to reduce the amount to which the Fund would be entitled.

•	The court might discharge the amount of the loan that exceeds the value of the collateral.

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The court may award (or a creditor group may negotiate to receive) securities or other forms of compensation that vary as to terms, seniority, and structure from that of the original debt investment purchase by a Fund.

•

The court could subordinate the Fund’s rights to the rights of other creditors of the borrower under applicable law, decreasing, potentially significantly, the likelihood of any recovery on the Fund’s investment.

Limited Information Risk. Because there is limited public information available regarding loan investments, a Fund’s investments in such instruments are particularly dependent on the analytical abilities of the Fund’s portfolio managers.

Interest Rate Benchmarks Risk. Interest rates on loans typically adjust periodically, often based on changes in a benchmark rate plus a premium or spread over the benchmark rate. The benchmark rate may be LIBOR, the Prime Rate, or other base lending rates used by commercial lenders (each as defined in the applicable loan agreement).

Some benchmark rates may reset daily; others reset less frequently. The interest rate on LIBOR-based loans is reset periodically, typically based on a period between 30 days and one year. Certain floating or variable rate loans may permit the borrower to select an interest rate reset period of up to one year or longer. Investing in loans with longer interest rate reset periods may increase fluctuations in the Fund’s NAV as a result of changes in interest rates. Interest rates on loans with longer periods between benchmark resets will typically trail market interest rates in a rising interest rate environment.

Certain loans may permit the borrower to change the base lending or benchmark rate during the term of the loan. One benchmark rate may not adjust to changing market or interest rates to the same degree or as rapidly as another, permitting the borrower the option to select the benchmark rate that is most advantageous to it and less advantageous to the Fund. To the extent the borrower elects this option, the interest income and total return the Fund earns on the investment may be adversely affected as compared to other investments where the borrower does not have the option to change the base lending or benchmark rate.

The administrator of LIBOR no longer publishes most LIBOR settings on a representative basis and is expected to cease publication of a majority of U.S. dollar LIBOR settings on a representative basis after June 30, 2023. There are obstacles to converting certain securities and transactions to new reference rates. As such, the potential effect of a transition away from LIBOR on a Fund or the financial instruments in which a Fund invests cannot yet be determined. Please see “Debt Securities Risks – LIBOR Phase Out/Transition Risk” above for more information.

Restrictive Loan Covenants Risk. Borrowers must comply with various restrictive covenants that may be contained in loan agreements. They may include restrictions on dividend payments and other distributions to stockholders, provisions requiring the borrower to maintain specific financial ratios, and limits on total debt. They may include requirements that the borrower prepay the loan with any free cash flow. A break of a covenant that is not waived by the agent bank (or the lenders) is normally an event of default that provides the agent bank or the lenders the right to call the outstanding amount on the loan. If a lender accelerates the repayment of a loan because of the borrower’s violation of a restrictive covenant under the loan agreement, the borrower might default in payment of the loan.

Some of the loans in which a Fund may invest or to which a Fund may obtain exposure may be “covenant-lite.” Such loans contain fewer or less restrictive constraints on the borrower than certain other types of loans. Such loans generally do not include terms which allow the lender to monitor the performance of the borrower and declare a default or force a borrower into bankruptcy restructuring if certain criteria are breached. Under such loans, lenders may have to rely on covenants that restrict a borrower from incurring additional debt or engaging in certain actions. Such covenants can be breached only by an affirmative action of the borrower, rather than by a deterioration in the borrower’s financial condition. Accordingly, a Fund may have fewer rights against a borrower when it invests in or has exposure to such loans and so may have a greater risk of loss on such investments as compared to investments in or exposure to loans with additional or more conventional covenants.

Senior Loan and Subordination Risk. In addition to the risks typically associated with debt securities and loans generally, Senior Loans are also subject to the risk that a court could subordinate a Senior Loan, which typically holds a senior position in the capital structure of a borrower, to presently existing or future indebtedness or take other action detrimental to the holders of Senior Loans.

A Fund’s investments in Senior Loans may be collateralized with one or more of (1) working capital assets, such as accounts receivable and inventory, (2) tangible fixed assets, such as real property, buildings and equipment, (3) intangible assets such as trademarks or patents, or (4) security interests in shares of stock of the borrower or its subsidiaries or affiliates. In the case of loans to a non-public company, the company’s shareholders or owners may provide collateral in the form of secured guarantees and/or security interests in assets they own. However, the value of the collateral may decline after the Fund buys the Senior Loan, particularly if the collateral consists of equity securities of the borrower or its affiliates. If a borrower defaults, insolvency laws may limit the Fund’s access to the collateral, or the lenders may be unable to liquidate the collateral. A bankruptcy court might find that the collateral securing the Senior Loan is invalid or require the borrower to use the collateral to pay other outstanding obligations. If the collateral consists of stock of the borrower or its subsidiaries, the stock may lose all of its value in the event of a bankruptcy, which would leave the Fund exposed to greater potential loss. As a result, a collateralized Senior Loan may not be fully collateralized and can decline significantly in value.

If a borrower defaults on a collateralized Senior Loan, a Fund may receive assets other than cash or securities in full or partial satisfaction of the borrower’s obligation under the Senior Loan. Those assets may be illiquid, and a Fund might not be able to realize the benefit of the assets for legal, practical or other reasons. A Fund might hold those assets until an Adviser determined it was appropriate to dispose of them. If the collateral becomes illiquid or loses some or all of its value, the collateral may not be sufficient to protect a Fund in the event of a default of scheduled interest or principal payments.

A Fund can invest in Senior Loans that are not secured. If the borrower is unable to pay interest or defaults in the payment of principal, there will be no collateral on which the Fund can foreclose. Therefore, these loans typically present greater risks than collateralized Senior Loans.

Due to restrictions on transfers in loan agreements and the nature of the private syndication of Senior Loans including, for example, the lack of publicly-available information, some Senior Loans are not as easily purchased or sold as publicly-traded securities. Some Senior Loans and other Fund investments are illiquid, which may make it difficult for the Fund to value them or dispose of them at an acceptable price. Direct investments in Senior Loans and investments in participation interests in or assignments of Senior Loans may be limited.

Settlement Risk. Transactions in many loans settle on a delayed basis, and the Fund may not receive the proceeds from the sale of such loans for a substantial period after the sale. As a result, sale proceeds related to the sale of such loans may not be available to make additional investments or to meet the Fund’s redemption obligations until potentially a substantial period after the sale of the loans.

Servicer Risk. A Fund’s direct and indirect investments in loans are typically serviced by the originating lender or a third-party servicer. In the event that the servicer is unable to service the loan, there can be no guarantee that a backup servicer will be able to assume responsibility for servicing the loans in a timely or cost-effective manner; any resulting disruption or delay could jeopardize payments due to a Fund in respect of its investments or increase the costs associated with a Fund’s investments.

Foreign Loan Risk. Loans involving foreign borrowers may involve risks not ordinarily associated with exposure to loans to U.S. entities and individuals. The foreign lending industry may be subject to less governmental supervision and regulation than exists in the U.S.; conversely, foreign regulatory regimes applicable to the lending industry may be more complex and more restrictive than those in the U.S., resulting in higher costs associated with such investments, and such regulatory regimes may be subject to interpretation or change without prior notice to investors, such as a Fund. Foreign lending may not be subject to accounting, auditing, and financial reporting standards and practices comparable to those in the U.S. Due to differences in legal systems, there may be difficulty in obtaining or enforcing a court judgment outside the U.S.

Lender Liability. A number of judicial decisions have upheld judgments of borrowers against lending institutions on the basis of various evolving legal theories, collectively termed “lender liability.” Generally, lender liability is founded on the premise that a lender has violated a duty (whether implied or contractual) of good faith, commercial reasonableness and fair dealing, or a similar duty owed to the borrower or has assumed an excessive degree of control over the borrower resulting in the creation of a fiduciary duty owed to the borrower or its other creditors or shareholders. If a loan held by a Fund were found to have been made or serviced under circumstances that give rise to lender liability, the borrower’s obligation to repay that loan could be reduced or eliminated or a Fund’s recovery on that loan could be otherwise impaired, which would adversely impact the value of that loan. In limited cases, courts have subordinated the loans of a senior lender to a borrower to claims of other creditors of the borrower when the senior lender or its agents, such as a loan servicer, is found to have engaged in unfair, inequitable or fraudulent conduct with respect to the other creditors. If a loan held by a Fund were subject to such subordination, it would be junior in right of payment to other indebtedness of the borrower, which could adversely impact the value of that loan.

Debtor-In-Possession Loan Risks. Obligations issued in connection with restructuring proceedings under the U.S. Bankruptcy Code or similar proceedings in other jurisdictions (“DIP financings”) are subject to additional risks. DIP financings are arranged when an entity seeks the protections of the bankruptcy court under Chapter 11 of the U.S. Bankruptcy Code and any DIP financing must be approved by the bankruptcy court. These financings are typically senior obligations of a borrower issued in connection with a restructuring that are designed to allow the entity to continue its business operations while reorganizing under Chapter 11. In DIP financings, the borrower potentially assumes large amounts of debt in order to have the financial resources to attempt to achieve its restructuring objectives. DIP financings are often fully secured by a lien on the debtor’s otherwise unencumbered assets but may also have senior or equal priority to other senior lenders or be secured by a junior lien on the debtor’s encumbered assets (so long as requirements as to collateralization of the loan and other legal requirements are satisfied). DIP financings are often required to close in a rapid manner in order to satisfy existing creditors. In any DIP financing, there is a risk that the borrower will not emerge successfully from Chapter 11 bankruptcy proceedings and be forced to liquidate its assets under Chapter 7 of the U.S. Bankruptcy Code. In the event of liquidation, the Fund’s only recourse will be against the property securing the DIP financing and any remaining unencumbered assets. DIP financings may be subject to some of the risks described under “Highly Leveraged Transactions” above.

A Fund may invest in loans directly or by investing in Floating Rate Fund.

For more information on lending risks specific to investments in infrastructure-related assets, please refer to “—Infrastructure Sector Risk” above.

Lower Rated Securities Risk

Unless prohibited by its Prospectus, each Fund may invest in fixed income instruments that are at the time of investment rated BB+ or lower by S&P or Ba1 or lower by Moody’s or the equivalent by any other NRSRO or that are at the time of investment unrated instruments determined by the Advisers to be of comparable quality. Corporate bonds and certain other fixed income instruments (for purposes of this discussion, all such instruments are herein referred to as “securities”) rated below investment grade, or such instruments that are unrated and are determined by the Advisers to be of comparable quality, are high yield, high risk bonds, commonly known as junk bonds.

Generally, lower-rated debt securities provide a higher yield than higher rated debt securities of similar maturity but are subject to greater risk of loss of principal and interest than higher rated securities of similar maturity. They are generally considered to be subject to greater risk than securities with higher ratings particularly in the event of a deterioration of general economic conditions. The lower ratings of the high yield securities which the Fund will purchase reflect a greater possibility that the financial condition of the issuers, or adverse changes in general economic conditions, or both, may impair the ability of the issuers to make payments of principal and interest. The market value of a single lower-rated debt security may fluctuate more than the market value of higher rated securities, since changes in the creditworthiness of lower rated issuers and in market perceptions of the issuers’ creditworthiness tend to occur more frequently and in a more pronounced manner than in the case of higher rated issuers. High yield debt securities also tend to reflect individual corporate developments to a greater extent than higher rated securities. The securities in which the Funds may invest are frequently subordinated to senior indebtedness.

The economy and interest rates affect high yield securities differently from other securities. The prices of high yield bonds have been found to be less sensitive to interest rate changes than higher-rated investments, but more sensitive to adverse economic changes or individual corporate developments. During an economic downturn or substantial period of rising interest rates, highly leveraged issuers may experience financial stress which would adversely affect their ability to service their principal and interest payment obligations, to meet projected business goals, and to obtain additional financing. If the issuer of a bond owned by a Fund defaults, the Fund may incur additional expenses to seek recovery. In addition, periods of economic uncertainty and changes can be expected to result in increased volatility of market prices of high yield bonds and a Fund’s asset value. Furthermore, the market prices of high yield bonds structured as zero coupon or pay-in-kind securities are affected to a greater extent by interest rate changes and thereby tend to be more volatile than securities which pay interest periodically and in cash.

To the extent there is a limited retail secondary market for particular high yield bonds, these bonds may be thinly-traded and an Adviser’s ability to accurately value high yield bonds and a Fund’s assets may be more difficult because there is less reliable, objective data available. In addition, a Fund’s ability to acquire or dispose of the bonds may be negatively-impacted. Adverse publicity and investor perceptions, whether or not based on fundamental analysis, may decrease the values and liquidity of high yield bonds, especially in a thinly-traded market. To the extent a Fund owns or may acquire illiquid or restricted high yield bonds, these securities may involve special registration responsibilities, liabilities and costs, and liquidity and valuation difficulties.

Analysis of creditworthiness of issuers of high yield securities may be more complex than for issuers of higher-quality fixed income securities. To the extent that a Fund invests in high yield securities, the Fund’s success in achieving its investment objective may depend more heavily on the Adviser’s creditworthiness analysis than if the Fund invested exclusively in higher-quality securities.

High yield securities include (a) securities issued without an investment grade rating and (b) securities whose credit ratings have been downgraded below investment grade because of declining investment fundamentals. The first category includes securities issued by emerging credit companies and companies which have experienced a leveraged buyout or recapitalization. Although the small and medium size companies that constitute emerging credit issuers typically have significant operating histories, these companies generally do not have strong enough operating results to secure investment grade ratings from the rating agencies. In addition, at times there has been a substantial volume of high yield securities issued by companies that have converted from public to private ownership through leveraged buyout transactions and by companies that have restructured their balance sheets through leveraged recapitalizations. High yield securities issued in these situations are used primarily to pay existing stockholders for their shares or to finance special dividend distributions to shareholders. The indebtedness incurred in connection with these transactions is often substantial and, as a result, often produces highly leveraged capital structures which present special risks for the holders of such securities. Also, the market price of such securities may be more volatile to the extent that expected benefits from the restructuring do not materialize.

The second category of high yield securities consists of securities of former investment grade companies that have experienced poor operating performance due to such factors as cyclical downtrends in their industry, poor management or increased foreign competition.

Special tax considerations are associated with investing in lower rated debt securities structured as zero coupon or pay-in-kind securities. The Funds accrue income on these securities prior to the receipt of cash payments. The Funds must distribute substantially all of their income to shareholders to qualify for the favorable tax treatment afforded RICs and their shareholders under the Code and may, therefore, have to dispose of portfolio securities to satisfy distribution requirements.

Underwriting and dealer spreads associated with the purchase of lower rated bonds are typically higher than those associated with the purchase of high grade bonds.

Models and Data Risk

An Adviser may utilize various proprietary quantitative models or related data in connection with providing investment management services to a Fund. There is a possibility that one or all of the quantitative models may fail to identify profitable opportunities. In addition, failures to properly gather, organize, and analyze large amounts of data or errors in a model or data, or in the application of such models, may result in, among other things, execution and investment allocation failures and investment losses. For example, the models may incorrectly identify opportunities or data used in the construction and application of models may prove to be inaccurate or stale, which may result in misidentified opportunities that may lead to substantial losses for a Fund. A given model may be more effective with certain instruments or strategies than others, and there can be no assurance that any model can identify and incorporate all factors that will affect an investment’s price or performance. Investments selected using the models may perform differently than expected as a result of, among other things, the market factors used in creating models, the weight given to each such market factor, changes from the market factors’ historical trends and technical issues in the construction and implementation of the models (e.g., data problems, and/or software issues). An Adviser’s judgments about the weightings among various models and strategies may be incorrect, adversely affecting performance.

Mortgage-Backed Securities Risks

Mortgage-backed securities include, among other things, participation interests in pools of residential mortgage loans purchased from individual lenders by a federal agency or originated and issued by private lenders and involve, among others, the following risks:

Credit and Market Risks of Mortgage-Backed Securities. Investments by the Funds in fixed rate and floating rate mortgage-backed securities will entail credit risks (i.e., the risk of non-payment of interest and principal) and market risks (i.e., the risk that interest rates and other factors could cause the value of the instrument to decline). Many issuers or servicers of mortgage-backed securities guarantee timely payment of interest and principal on the securities, whether or not payments are made when due on the underlying mortgages. This kind of guarantee generally increases the quality of a security, but does not mean that the security’s market value and yield will not change. The values of mortgage-backed securities may change because of changes in the market’s perception of the credit quality of the assets held by the issuer of the mortgage-backed securities or an entity, if any, providing credit support in respect of the mortgage-backed securities. In addition, an unexpectedly high rate of defaults on the mortgages held by a mortgage pool may limit substantially the pool’s ability to make payments of principal or interest to the Fund as a holder of such securities, reducing the values of those securities or in some cases rendering them worthless. The Fund also may purchase securities that are not guaranteed or subject to any credit support, or that are subordinate in their right to receive payment of interest and repayment of principal to other classes of the issuer’s securities. An investment in a privately issued mortgage-backed security is generally less liquid and subject to greater credit risks than an investment in a mortgage-backed security that is issued or otherwise guaranteed by a federal government agency or sponsored corporation.

Mortgage-backed securities may be structured similarly to CDOs and may be subject to similar risks. See “—Collateralized Debt Obligations Risk” in the Prospectus and SAI for more information. For example, the cash flows from the collateral underlying the mortgage-backed security may be split into two or more portions, called tranches, varying in risk and yield. Senior tranches are paid from the cash flows from the underlying assets before the junior tranches and equity or “first loss” tranches. Losses are first borne by the equity tranches, next by the junior tranches, and finally by the senior tranches. Interest holders in senior tranches are entitled to the lowest interest rates but are generally subject to less credit risk than more junior tranches because, should there be any default, senior tranches are typically paid first. The most junior tranches, such as equity tranches, typically are due to be paid the highest interest rates but suffer the highest risk of loss should the holder of an underlying mortgage loan default. If some loans default and the cash collected by the issuer of the mortgage-backed security is insufficient to pay all of its investors, those in the lowest, most junior tranches suffer losses first.

Like bond investments, the value of fixed rate mortgage-backed securities will tend to rise when interest rates fall, and fall when rates rise. Floating rate mortgage-backed securities generally tend to have more moderate changes in price when interest rates rise or fall, but their current yield will generally be affected. In addition, the mortgage-backed securities market in general may be adversely affected by changes in governmental legislation or regulation. Factors that could affect the value of a mortgage-backed security include, among other things, the types and amounts of insurance, if any, which an individual mortgage or that specific mortgage-backed security carries, the default and delinquency rate of the mortgage pool, the amount of time the mortgage loan has been outstanding, the loan-to-value ratio of each mortgage and the amount of overcollateralization or undercollateralization of a mortgage pool. A Fund may invest in mortgage-backed securities that are subordinate in their right to receive payment of interest and repayment of principal to other classes of the issuer’s securities.

The residential mortgage market in the United States has experienced difficulties at times, and the same or similar events may adversely affect the performance and market value of certain of the Fund’s mortgage-related investments. Delinquencies and losses on residential mortgage loans (especially subprime and second-lien mortgage loans) generally increase in a recession and potentially could begin to increase again. A decline in or flattening of housing values (as has been experienced and may again be experienced in many housing markets) may exacerbate such delinquencies and losses. Borrowers with adjustable rate mortgage loans may be more sensitive to changes in interest rates, which affect their monthly mortgage payments, and may be unable to secure replacement mortgages at comparably low interest rates. Also, a number of residential mortgage loan originators have experienced serious financial difficulties or bankruptcy. Reduced investor demand for mortgage-related securities has resulted and again may result in limited new issuances of mortgage-related securities and limited liquidity in the secondary market for mortgage-related securities, which can adversely affect the market value of mortgage-related securities and limit the availability of attractive investment opportunities for a Fund. It is possible that such limited liquidity in secondary markets could return and worsen.

Ongoing developments in the residential and commercial mortgage markets may have additional consequences for the market for mortgage-backed securities. During periods of deteriorating economic conditions, such as recessions or periods of rising unemployment, delinquencies and losses generally increase, sometimes dramatically, with respect to securitizations involving mortgage loans. The effects of the COVID-19 virus, and governmental responses to the effects of the virus, may result in increased delinquencies and losses and have other, potentially unanticipated, adverse effects on such investments and the markets for those investments. Many so-called sub-prime mortgage pools have become distressed during periods of economic distress and may trade at significant discounts to their face value during such periods.

Additionally, mortgage lenders may adjust their loan programs and underwriting standards, which may reduce the availability of mortgage credit to prospective mortgagors. This may result in reduced availability of financing alternatives for mortgagors seeking to refinance their mortgage loans. The reduced availability of refinancing options for mortgagors may result in higher rates of delinquencies, defaults and losses on mortgage loans, particularly in the case of, but not limited to, mortgagors with adjustable rate mortgage loans or interest-only mortgage loans that experience significant increases in their monthly payments following the adjustment date or the end of the interest-only period (see “Adjustable Rate Mortgages” below for further discussion of adjustable rate mortgage risks). These events, alone or in combination with each other and with deteriorating economic conditions in the general economy, may contribute to higher delinquency and default rates on mortgage loans. Tighter underwriting guidelines for residential mortgage loans, together with lower levels of home sales and reduced refinance activity, also may contribute to a reduction in the prepayment rate for mortgage loans generally. The values of mortgage-backed securities may be substantially dependent on the servicing of the underlying mortgage pools, and therefore are subject to risks associated with the negligence or malfeasance by their servicers and to the credit risk of their servicers. In certain circumstances, the mishandling of related documentation also may affect the rights of security holders in and to the underlying collateral.

Mortgage loans may experience greater rates of delinquency and foreclosure due to underwriting standards. These mortgage loans may not meet the sponsor’s general underwriting policies for prime mortgage loans due to borrower credit characteristics. In addition, the underwriting program may permit less restrictive underwriting criteria as compared to general underwriting criteria, including additional types of mortgaged properties, categories of borrowers and/or reduced documentation requirements, such as no verification of income or no verification of assets. As a consequence, delinquencies, foreclosures and cumulative losses may be expected to be greater with respect to these mortgage loans than with respect to mortgage loans originated in conformity with the general underwriting standards. The Funds may invest in any level of the capital structure of an issuer of mortgage-backed or asset-backed securities, including the equity or “first loss” tranche. See “—Collateralized Debt Obligations” above for a discussion of investments in structured products with multiple tranches. The U. S. Government conservatorship of Freddie Mac and Fannie Mae in September 2008 and its ultimate resolution may adversely affect the real estate market, the value of real estate-related assets generally and markets generally. In addition, there may be proposals from the U.S. Congress or other branches of the U.S. Government regarding the conservatorship, including regarding reforming Fannie Mae and Freddie Mac or winding down their operations, which may or may not come to fruition. There can be no assurance that such proposals, even those that are not adopted, will not adversely affect the values of the Fund’s assets.

The FHFA, as conservator or receiver of Fannie Mae and Freddie Mac, has the power to repudiate any contract entered into by Fannie Mae or Freddie Mac prior to its appointment if it determines that performance of the contract is burdensome and repudiation of the contract promotes the orderly administration of Fannie Mae’s or Freddie Mac’s affairs. In the event the guaranty obligations of Fannie Mae or Freddie Mac are repudiated, the payments of interest to holders of Fannie Mae or Freddie Mac mortgage-backed securities would be reduced if payments on the mortgage loans represented in the mortgage loan groups related to such mortgage-backed securities are not made by the borrowers or advanced by the servicer. Any actual direct compensatory damages for repudiating these guaranty obligations may not be sufficient to offset any shortfalls experienced by such mortgage-backed security holders.

Further, in its capacity as conservator or receiver, FHFA has the right to transfer or sell any asset or liability of Fannie Mae or Freddie Mac without any approval, assignment or consent. If FHFA were to transfer any such guaranty obligation to another party, holders of Fannie Mae or Freddie Mac mortgage-backed securities would have to rely on that party for satisfaction of the guaranty obligation and would be exposed to the credit risk of that party.

Liquidity Risk of Mortgage-Backed Securities. The liquidity of mortgage-backed securities varies by type of security; at certain times a Fund may encounter difficulty in disposing of such investments. Investments in privately issued mortgage-backed securities may have less liquidity than mortgage-backed securities that are issued by a federal government agency or sponsored corporation. Because mortgage-backed securities have the potential to be less liquid than other securities, a Fund may be more susceptible to liquidity risks than funds that invest in other securities. In the past, in stressed markets, certain types of mortgage-backed securities suffered periods of illiquidity when disfavored by the market. It is possible that a Fund may be unable to sell a mortgage-backed security at a desirable time or at the value the Fund has placed on the investment.

Commercial Mortgage-Backed Securities (“CMBS”) Risks. CMBS include securities that reflect an interest in, or are secured by, mortgage loans on commercial real property. Many of the risks of investing in commercial mortgage-backed securities reflect the risks of investing in the real estate securing the underlying mortgage loans. These risks reflect the effects of local and other economic conditions on real estate markets, the ability of tenants to make loan payments and the ability of a property to attract and retain tenants. Commercial mortgage-backed securities may be less liquid and exhibit greater price volatility than other types of mortgage or asset-backed securities.

Prepayment, Extension, and Redemption Risks of Mortgage-Backed Securities. Mortgage-backed securities may reflect an interest in monthly payments made by the borrowers who receive the underlying mortgage loans. Although the underlying mortgage loans are for specified periods of time, such as 20 or 30 years, the borrowers can, and historically have often paid them off sooner. When a prepayment happens, a portion of the mortgage-backed security which represents an interest in the underlying mortgage loan will be prepaid. A borrower is more likely to prepay a mortgage which bears a relatively high rate of interest. This means that in times of declining interest rates, a portion of the Fund’s higher yielding securities are likely to be redeemed and the Fund will probably be unable to replace them with securities having as great a yield. Prepayments can result in lower yields to shareholders. The increased likelihood of prepayment when interest rates decline also limits market price appreciation. This is known as prepayment risk. Mortgage-backed securities also are subject to extension risk. Extension risk is the possibility that rising interest rates may cause prepayments to occur at a slower than expected rate. This particular risk may effectively change a security which was considered short or intermediate term into a long-term security. The values of long-term securities generally fluctuate more widely in response to changes in interest rates than short or intermediate-term securities. In addition, a mortgage-backed security may be subject to redemption at the option of the issuer. If a mortgage-backed security held by a Fund is called for redemption, the Fund will be required to permit the issuer to redeem or pay-off the security, which could have an adverse effect on the Fund’s ability to achieve its investment objective.

Collateralized Mortgage Obligations (“CMOs”). CMOs are debt obligations collateralized by mortgage loans or mortgage pass-through securities. The expected average life of CMOs is determined using mathematical models that incorporate prepayment assumptions and other factors that involve estimates of future economic and market conditions. These estimates may vary from actual future results, particularly during periods of extreme market volatility. Further, under certain market conditions, the average weighted life of certain CMOs may not accurately reflect the price volatility of such securities. For example, in periods of supply and demand imbalances in the market for such securities and/or in periods of sharp interest rate movements, the prices of CMOs may fluctuate to a greater extent than would be expected from interest rate movements alone. CMOs issued by private entities are not obligations issued or guaranteed by the U. S. Government, its agencies or instrumentalities and are not guaranteed by any government agency, although the securities underlying a CMO may be subject to a guarantee. Therefore, if the collateral securing the CMO, as well as any third party credit support or guarantees, is insufficient to make payments when due, the holder could sustain a loss.

Adjustable Rate Mortgages (“ARMs”). ARMs contain maximum and minimum rates beyond which the mortgage interest rate may not vary over the lifetime of the security. In addition, many ARMs provide for additional limitations on the maximum amount by which the mortgage interest rate may adjust for any single adjustment period. Alternatively, certain ARMs contain limitations on changes in the required monthly payment. In the event that a monthly payment is not sufficient to pay the interest accruing on an ARM, any excess interest is added to the principal balance of the mortgage loan, which is repaid through future monthly payments. If the monthly payment for such an instrument exceeds the sum of the interest accrued at the applicable mortgage interest rate and the principal payment required at such point to amortize the outstanding principal balance over the remaining term of the loan, the excess is used to reduce the then-outstanding principal balance of the ARM.

In addition, certain ARMs may provide for an initial fixed, below-market or teaser interest rate. During this initial fixed-rate period, the payment due from the related mortgagor may be less than that of a traditional loan. However, after the teaser rate expires, the monthly payment required to be made by the mortgagor may increase significantly when the interest rate on the mortgage loan adjusts. This increased burden on the mortgagor may increase the risk of delinquency or default on the mortgage loan and in turn, losses on the mortgage-backed security into which that loan has been bundled.

Stripped Mortgage Securities. Part of the investment strategy of the Funds may involve the purchase of interest-only or principal-only Stripped Mortgage Securities. The yield to maturity on a PO or an IO class security is extremely sensitive to the rate of principal payments (including prepayments) on the related underlying mortgage assets. A slower than expected rate of principal payments may have an adverse effect on a PO class security’s yield to maturity. If the underlying mortgage assets experience slower than anticipated principal repayment, the Fund may fail to fully recoup its initial investment in these securities. Conversely, a rapid rate of principal payments may have a material adverse effect on an IO class security’s yield to maturity. If the underlying mortgage assets experience greater than anticipated prepayments or principal, the Fund may fail to fully recoup its initial investment in these securities. These investments are highly sensitive to changes in interest and prepayment rates and tend to be less liquid than other CMOs.

Inverse Floaters and Related Securities Risk. Investments in inverse floaters and similar instruments expose a Fund to the same risks as investments in debt securities and derivatives, as well as other risks, including those associated with leverage and increased volatility. An investment in these securities typically will involve greater risk than an investment in a fixed rate security. Distributions on inverse floaters and similar instruments will typically bear an inverse relationship to short-term interest rates and typically will be reduced or, potentially, eliminated as interest rates rise. The rate at which interest is paid on an inverse floater may vary by a magnitude that exceeds the magnitude of the change in a reference rate of interest (typically a short-term interest rate), and the market prices of inverse floaters may as a result be highly sensitive to changes in interest rates and in prepayment rates on the underlying securities, and may decrease significantly when interest rates increase or prepayment rates change. The effect of the reference rate multiplier in inverse floaters is associated with greater volatility in their market values. Investments in inverse floaters and similar instruments that have mortgage-backed securities underlying them will expose a Fund to the risks associated with those mortgage-backed securities and the values of those investments may be especially sensitive to changes in prepayment rates on the underlying mortgage-backed securities.

Mortgage Dollar Rolls

Mortgage dollar rolls involve the risk that the market value of the securities a Fund is obligated to repurchase under an agreement may decline below the price of the security the Fund sold for immediate settlement. Mortgage dollar rolls are speculative techniques involving leverage, and can have an economic effect similar to borrowing money for investment purposes.

Operational and Information Security Risks

The Funds and their service providers depend on complex information technology and communications systems to conduct business functions, making them susceptible to operational and information security risks. Any problems relating to the performance and effectiveness of security procedures used by a Fund or its service providers to protect a Fund’s assets, such as algorithms, codes, passwords, multiple signature systems, encryption and telephone call-backs, may have an adverse impact on an investment in a Fund. For example, design or system failures or malfunctions, human error, faulty software or data processing systems, power or communications outages, acts of God, or cyber-attacks may lead to operational disruptions and potential losses to a Fund. Cyber-attacks include, among other behaviors, stealing or corrupting data maintained online or digitally, denial of service attacks on websites, the unauthorized release of confidential information and causing operational disruption. Successful cyber-attacks against, or security breakdowns of, a Fund or its Adviser, custodians, fund accountant, fund administrator, transfer agent, pricing vendors and/or other third party service providers may adversely impact the Funds and their shareholders. For instance, cyber-attacks or other operational issues may interfere with the processing of shareholder transactions, impact a Fund’s ability to calculate its NAV, cause the release of private shareholder information or confidential Fund information, impede trading, cause reputational damage, and subject a Fund to regulatory fines, penalties or financial losses, reimbursement or other compensation costs, and/or additional compliance costs. The Funds also may incur substantial costs for cybersecurity risk management in order to guard against any cyber incidents in the future. Furthermore, as a Fund’s assets grow, it may become a more appealing target for cybersecurity threats such as hackers and malware. In general, cyber-attacks result from deliberate attacks but unintentional events may have effects similar to those caused by cyber-attacks. Additionally, outside parties may attempt to fraudulently induce employees of a Fund or an Adviser or its service providers to disclose sensitive information in order to gain access to a Fund’s infrastructure. Similar types of risks also are present for issuers of securities in which the Funds invest, which could result in material adverse consequences for such issuers, and may cause a Fund’s investment in such securities to lose value. In addition, cyberattacks involving a counterparty to a Fund could affect such a counterparty’s ability to meets it obligations to the Fund, which may result in losses to the Fund and its shareholders. In addition, the adoption of work-from-home arrangements by the Funds, the Advisers or their service providers could increase all of the above risks, create additional data and information accessibility concerns, and make the Funds, the Advisers or their service providers more susceptible to operational disruptions, any of which could adversely impact their operations. While the Funds or their service providers may have established business continuity plans and systems designed to guard against such operational failures and cyber-attacks and the adverse effects of such events, there are inherent limitations in such plans and systems including the possibility that certain risks have not been identified, in large part because different, evolving or unknown threats or risks may emerge in the future. The Advisers and the Funds do not control the business continuity and cybersecurity plans and systems put in place by third-party service providers, and such third-party service providers may have no or limited indemnification obligations to the Advisers or the Funds.

Options Transactions

The effective use of options depends on a Fund’s ability to terminate option positions at times when the Adviser deems it desirable to do so. Prior to exercise or expiration, an OTC Option position can only be terminated with the consent of the counterparty, although either party may engage in an offsetting transaction that puts that party in the same economic position as if it had closed out the option with the counterparty; however, the exposure to counterparty risk may differ. No guarantee exists that the Fund will be able to effect a closing purchase or a closing sale with respect to a specific option at any particular time. If a covered call option writer is unable to effect such a termination, it cannot sell the underlying security until the option expires or the option is exercised. Accordingly, a covered call option writer may not be able to sell an underlying security at a time when it might otherwise be advantageous to do so. A covered put option writer who is unable to effect a closing purchase transaction or to purchase an offsetting OTC Option would continue to bear the risk of decline in the market price of the underlying security until the option expires or is exercised.

In addition, a covered put or call writer would be unable to utilize the amount held in cash, U.S. Government Securities, or other liquid securities as security for the option for other investment purposes until the exercise or expiration of the option.

A Fund’s ability to close out its position as a writer of an option is dependent upon the existence of a liquid market. There is no assurance that such a market will exist, particularly in the case of OTC Options, as such options will generally only be closed out by entering into a closing purchase transaction with the purchasing dealer. However, the Fund may be able to purchase an offsetting option which does not close out its position as a writer but constitutes an asset of equal value to the obligation under the option written. If the Fund is not able to either enter into a closing purchase transaction or purchase an offsetting position, it will be required to maintain the securities subject to the call, or the collateral underlying the put, even though it might not be advantageous to do so, until a closing transaction can be entered into (or the option is exercised or expires).

There can be no assurance that a liquid market will exist when the Fund seeks to close out an option position. Reasons for the absence of a liquid market on an exchange include the following: (i) there may be insufficient trading interest in certain options; (ii) restrictions may be imposed by an exchange on opening transactions or closing transactions or both; (iii) trading halts, suspensions or other restrictions may be imposed with respect to particular classes or series of options; (iv) unusual or unforeseen circumstances may interrupt normal operations on an exchange; (v) the facilities of an exchange clearinghouse may not at all times be adequate to handle current trading volume; or (vi) one or more exchanges could, for economic or other reasons, decide or be compelled at some future date to discontinue the trading of options (or a particular class or series of options). If trading were discontinued, the market on that exchange (or in that class or series of options) would cease to exist.

In addition, the hours of trading for options may not conform to the hours during which securities held by a Fund are traded. To the extent that the options markets close before or open later than the markets for underlying securities, significant price and rate movements can take place in the underlying markets that cannot be reflected in the options markets. In addition, a Fund’s listed options transactions will be subject to limitations established by each of the exchanges, boards of trade or other trading facilities on which the options are traded. These limitations govern the maximum number of options in each class which may be written or purchased by a single investor or group of investors acting in concert, regardless of whether the options are written or purchased on the same or different exchanges, boards of trade or other trading facilities or are held or written in one or more accounts or through one or more brokers. Thus, the number of options which a Fund may write (sell) or purchase may be affected by options written or purchased by other investment advisory clients of the Adviser. An exchange, board of trade or other trading facility may order the liquidation of positions found to be in excess of these limits, and it may impose other sanctions or restrictions. These position limits may restrict the number of listed options which a Fund may write.

See also “Counterparty Risk” and “Clearing Broker and Central Clearing Counterparty Risk” in this SAI.

“American style” call options may be exercised at any time during the term of the option and thus the writer of such an option has no control over the time when it may be required to fulfill its obligation as a writer of an option. Other options, known as “European style” options, may be exercised only on the expiration date of the option. Regardless of the option style, once an option writer has received an exercise notice, it cannot effect a closing purchase transaction in order to terminate its obligation under the option and must deliver the underlying instrument or the contract value of the relevant index at the exercise price. If a put or call option purchased by a Fund is not sold when it has remaining value, and if the market price of the underlying instrument or the value of the index remains equal to or greater than the exercise price (in the case of a put), or remains less than or equal to the exercise price (in the case of a call), the Fund will lose its entire investment in the option. Also, where a put or call option on a particular security or index is purchased to hedge against price movements in a related security or securities, the price of the put or call option may move more or less than the price of the related security or securities.

Investments in options are also subject to the risks described under “Counterparty Risk” in this SAI. To the extent that a Fund utilizes unlisted (or “over-the-counter”) options, the Fund’s ability to terminate these options may be more limited than with exchange-traded options and may involve enhanced risk that counterparties participating in such transactions will not fulfill their obligations.

Each of the exchanges has established limitations governing the maximum number of options on the same underlying security or futures contract (whether or not covered) which may be written by a single investor, whether acting alone or in concert with others (regardless of whether such options are written on the same or different exchanges or are held or written on one or more accounts or through one or more brokers). An exchange may order the liquidation of positions found to be in violation of these limits and it may impose other sanctions or restrictions. These position limits may restrict the number of listed options which a Fund may write.

See also “Risks Arising from Government Regulation of Derivatives” in this SAI.

Preferred Securities Risk

In addition to many of the risks associated with both debt securities (e.g., interest rate risk and credit risk) and common shares or other equity securities (see “Investment Practices—Equity Securities” above), preferred securities typically contain provisions that allow an issuer, at its discretion, to defer distributions for an extended period. Preferred securities also may contain provisions that allow an issuer, under certain conditions, to skip (in the case of noncumulative preferred securities) or defer (in the case of cumulative preferred securities), dividend payments. If a Fund owns a preferred security that is deferring its distributions, the Fund may be required to report income for tax purposes while it is not receiving any distributions. Preferred stock in some instances is convertible into common shares or other securities.

Preferred securities typically contain provisions that allow for redemption in the event of tax or security law changes in addition to call features at the option of the issuer. In the event of a redemption, a Fund may not be able to reinvest the proceeds at comparable or favorable rates of return.

Preferred securities typically do not provide any voting rights, except in cases in which dividends are in arrears beyond a certain time period, which varies by issue. Preferred securities are generally subordinated to bonds and other debt instruments in a company’s capital structure in terms of priority to corporate income and liquidation payments, and therefore will be subject to greater credit risk than those debt instruments. Preferred securities may be substantially less liquid than many other securities.

Privately Held Companies and Private Funds Risk

Investments in privately-held companies and private funds may present greater opportunity for growth, but there are significant risks associated with these investments. Many privately-held companies and the companies in which private funds invest may be smaller firms with less experienced management, limited product lines, undeveloped markets, limited financial resources, and a limited or no history of profits. They may also be dependent on certain key managers and third parties, need more personnel and other resources to manage growth and require significant additional capital. In addition, the risks associated with investing in companies in the early stages of product development are greater than those associated with more established companies because the business concepts of those companies are generally unproven, the companies have little or no track record, and the companies are more vulnerable to competition, technological advances and changes in market and economic conditions. Since privately-held companies do not file periodic reports with the SEC, there is less publicly available information about them than about other companies. A Fund may invest in privately-held companies and private funds that have already received funding from other sources. There may be significant competition for these types of investments, and the economic terms that a Fund would obtain from these companies and private funds may be less favorable than if a Fund had invested earlier. Moreover, a Fund’s ability to realize value from an investment in a privately-held company (or a private fund’s investment in a privately-held company) may be dependent upon the successful completion of the company’s IPO or the sale of the company to another company, which may not occur, if at all, for an extended period of time.

Investments in privately-held companies and private funds may be illiquid and a Fund may only be able to sell its holding in a privately-held company or private fund, if at all, at a price significantly below what the Adviser believes is its intrinsic value.

Ratings Categories – Use of Credit Ratings by the Funds

A description of the rating categories as published by Moody’s and S&P is set forth in the Appendix to this SAI. (Other NRSROs use different categorizations, which may also be utilized by the Funds.) Ratings assigned by Moody’s, S&P or other NRSROs to securities acquired by a Fund reflect only the views of those agencies as to the quality of the securities they have undertaken to rate. Credit ratings are based largely on the issuer’s historical financial condition and the rating agencies’ investment analysis at the time of rating. The rating assigned to any particular issuer does not necessarily reflect the issuer’s current financial condition, and does not reflect an assessment of an investment’s volatility or liquidity. It should be emphasized, however, that ratings are relative and subjective and are not absolute standards of quality. Although a Fund’s portfolio managers may consider credit ratings in making investment decisions, they typically perform their own investment analysis. There is no assurance that a rating assigned initially will not change.

When an investment is rated by more than one NRSRO, the Adviser will utilize the highest credit rating for that security for purposes of applying any investment policies that incorporate credit ratings (e.g., a policy to invest a certain percentage of a Fund’s assets in securities rated investment grade) except where a Fund has a policy to invest a certain minimum percentage of its assets in securities that are rated below investment grade, in which case the Fund will utilize the lowest credit rating that applies to that investment.

Reinvestment Risk

Income from a Fund’s portfolio may decline when the Fund invests the proceeds from investment income, sales of portfolio securities or matured, traded or called debt obligations. For instance, during periods of declining interest rates, an issuer of debt obligations may exercise an option to redeem securities prior to maturity, forcing a Fund to reinvest the proceeds in lower-yielding securities. A decline in income received by a Fund from its investments is likely to have a negative effect on the yield and total return of the Fund’s shares.

Reliance on the Adviser

Each Fund’s ability to achieve its investment objective is dependent upon an Adviser’s ability to identify profitable investment opportunities for the Fund. While the portfolio managers of a Fund may have considerable experience in managing other portfolios with investment objectives, policies and strategies that are similar, the past experience of the portfolio managers, including with other strategies and funds, does not guarantee future results for the Fund.

Repurchase Agreements

Entering into repurchase agreements subjects the Fund to the risks described under “Counterparty Risk” in this SAI. In the event of a default or bankruptcy by a selling financial institution under a repurchase agreement, a Fund will seek to sell the underlying security serving as collateral. However, this could involve certain costs or delays, and, to the extent that proceeds from any sale were less than the repurchase price, the Fund could suffer a loss. Each Fund follows procedures designed to minimize the risks associated with repurchase agreements, including effecting repurchase transactions only with large, well-capitalized and well-established financial institutions and specifying the required value of the collateral underlying the agreement. See also “Counterparty Risk” and “Risks Arising from Government Regulation of Derivatives” in this SAI.

Restricted Securities, Rule 144A/Regulation S Securities Risk

A Fund may hold securities that the Fund is prevented or limited by law or the terms of an agreement from selling (a “restricted security”). To the extent that a Fund is permitted to sell a restricted security, there can be no assurance that a trading market will exist at any particular time and the Fund may be unable to dispose of the security promptly at reasonable prices or at all. A Fund may have to bear the expense of registering the securities for resale and the risk of substantial delays in effecting the registration. Also, restricted securities may be difficult to value because market quotations may not be readily available, and the values of restricted securities may have significant volatility. For example, Rule 144A permits the Fund to sell restricted securities to qualified institutional buyers without limitation. However, investing in Rule 144A securities could have the effect of increasing the level of the Fund’s illiquidity to the extent the Fund, at a particular point in time, may be unable to find qualified institutional buyers (or other purchasers qualified to buy such securities) interested in purchasing such securities.

Reverse Repurchase Agreements

A reverse repurchase agreement involves the sale of a portfolio-eligible security by a Fund, coupled with its agreement to repurchase the instrument at a specified time and price. Under a reverse repurchase agreement, a Fund continues to be entitled to receive any principal and interest payments on the underlying security during the term of the agreement. Reverse repurchase agreements involve leverage risk; a Fund may lose money as a result of declines in the values both of the security subject to the reverse repurchase agreement and the instruments in which the Fund invested the proceeds of the reverse repurchase agreement. Reverse repurchase agreements are considered borrowings by the Fund.

A Fund’s use of reverse repurchase agreements, dollar rolls and similar transactions is subject to the risk that the market value of the securities that a Fund is obligated to purchase or repurchase under the agreement may decline below the purchase or repurchase price. A Fund’s use of such agreements also subjects the Fund to the risks described under “Counterparty Risk” in this SAI. For example, in the event the buyer of securities under a reverse repurchase agreement or dollar roll files for bankruptcy or becomes insolvent, a Fund’s use of the proceeds of the agreement may be restricted pending a determination by the other party, or its trustee or receiver, whether to enforce the Fund’s obligation to purchase or repurchase the securities. See also “Risks Arising from Government Regulation of Derivatives” in this SAI.

Risks Arising from Government Regulation of Derivatives

U.S. and non-U.S. legislative and regulatory reforms, including the Dodd-Frank Act, have resulted in new regulation of derivative markets, including clearing, margin, reporting, recordkeeping and registration requirements for certain types of swap contracts and other derivatives. For example, rules under the Dodd-Frank Act require certain over-the-counter derivatives, including certain interest rate swaps and certain index credit default swaps, to be executed on a regulated market and cleared through a central counterparty, which may result in increased margin requirements and costs for a Fund. In addition, the U.S. government and the EU have adopted mandatory minimum margin requirements for uncleared derivatives, which will require a Fund to provide more margin for its derivatives, and therefore make derivative transactions more expensive. Because these requirements are relatively new and evolving, their ultimate impact remains unclear. Such regulations could, among other things, restrict a Fund’s ability to engage in swap transactions (for example, by making certain types of swap transactions no longer available to the Fund) and/or increase the costs of such swap transactions (for example, by increasing margin or capital requirements), and a Fund may as a result be unable to execute its investment strategies in a manner the Adviser might otherwise choose.

On October 28, 2020, the SEC adopted Rule 18f-4 under the 1940 Act, which governs the Funds’ use of derivative investments and certain financing transactions (e.g., reverse repurchase agreements). Among other things, Rule 18f-4 will require funds that invest in derivative instruments beyond a specified limited amount to apply a value-at-risk based limit to their use of certain derivative instruments and financing transactions and to adopt and implement a derivatives risk management program. Funds that use derivative instruments (beyond certain currency and interest rate hedging transactions) in a limited amount will not be subject to the full requirements of Rule 18f-4. In connection with the adoption of Rule 18f-4, funds will no longer be required to comply with the asset segregation framework arising from prior SEC guidance for covering certain derivative instruments and related transactions. Compliance with Rule 18f-4 will not be required until August 19, 2022. As the Funds come into compliance, the approach to asset segregation and coverage requirements described in this SAI with respect to transactions covered by Rule 18f-4 may be impacted and the Funds will no longer be required to segregate liquid assets or otherwise cover those transactions as may be described herein. The application of Rule 18f-4 to a Fund could restrict its ability to utilize derivative investments and financing transactions and prevent a Fund from implementing its principal investment strategies as described herein, which may result in changes to a Fund’s principal investment strategies and could adversely affect a Fund’s performance and its ability to achieve its investment objective.

Risks of Unrated Securities

Each Fund may purchase unrated securities (which are not rated by a rating agency) unless prohibited by its investment policies. Unrated securities may be less liquid than comparable rated securities and involve the risk that the Adviser may not accurately evaluate the security’s comparative credit rating. To the extent that a Fund invests in unrated securities, the Fund’s success in achieving its investment objective may depend more heavily on the Adviser’s creditworthiness analysis than if the Fund invested exclusively in rated securities.

Securities or Sector Selection Risk

Securities or Sector Selection Risk refers to the risk that the securities held by a Fund will underperform securities held in other funds investing in similar asset classes or comparable benchmarks because of a portfolio manager’s choice of securities or sectors for investment. To the extent a Fund allocates a higher percentage of its investment portfolio to a particular sector or related sectors, the Fund will be more susceptible to events or factors affecting companies in that sector or related sectors. For example, the values of securities of companies in the same or related sectors may be negatively affected by the common characteristics they share, the common business risks to which they are subject, common regulatory burdens, or regulatory changes that affect them similarly. Such characteristics, risks, burdens or changes include, but are not limited to, changes in governmental regulation, inflation or deflation, rising or falling interest rates, competition from new entrants, and other economic, market, political or other developments specific to that sector or related sectors. Specific types of sector risk include the following:

Financial Services Risk: A Fund may invest a significant portion of its assets in the financial services sector or may engage in transactions with one or more counterparties in the financial services sector. Financial services companies are subject to extensive governmental regulation which may limit both the amounts and the types of loans and other financial commitments they can make, the interest rates and fees they can charge, the scope of their activities, the prices they can charge and the amount of capital they must maintain. Profitability is largely dependent on the availability and cost of capital funds and can fluctuate significantly when interest rates change or due to increased competition. In addition, deterioration of the credit markets generally may cause an adverse impact in a broad range of markets, including U.S. and international credit and interbank money markets generally, thereby affecting a wide range of financial institutions and markets. Certain events in the financial sector may cause an unusually high degree of volatility in the financial markets, both domestic and foreign, and cause certain financial services companies to incur large losses. Interconnectedness or interdependence among financial services companies increases the risk that the financial distress or failure of one financial services company may materially and adversely affect a number of other financial services companies. Securities of financial services companies may experience a dramatic decline in value when such companies experience substantial declines in the valuations of their assets, take action to raise capital (such as the issuance of debt or equity securities), or cease operations. Credit losses resulting from financial difficulties of borrowers can negatively impact the sector, especially when financial services companies are exposed to non-diversified or concentrated loan portfolios. Financial losses associated with investment activities can negatively impact the sector, especially when financial services companies are exposed to financial leverage. Insurance companies may be subject to severe price competition. Adverse economic, business or political developments could adversely affect financial institutions engaged in mortgage finance or other lending or investing activities directly or indirectly connected to the value of real estate.

Natural Resource Risk: A Fund may invest in companies that derive their value from natural resources, and therefore may be particularly subject to risks affecting those companies. Natural resources may include, without limitation, energy (including gas, petroleum, petrochemicals and other hydrocarbons), precious metals (including gold), base and industrial metals, timber and forest products, agriculture and commodities.

Natural resource prices can swing sharply in response to cyclical economic conditions, political events or the monetary policies of various countries. In addition, political and economic conditions in a limited number of natural-resource-producing countries may have a direct effect on the commercialization of natural resources, and consequently, on their prices. For example, the vast majority of gold producers are domiciled in just five countries: South Africa, the United States, Australia, Canada and Russia.

Securities Lending

Each Fund may lend portfolio securities with a value up to 33 1/3% of its total assets, including collateral received for securities lent. If a Fund lends securities, there is a risk that the securities will not be available to the Fund on a timely basis, and the Fund, therefore, may lose the opportunity to sell the securities at a desirable price. Also, there is the risk that the value of the investment of the collateral could decline causing the Fund to lose money. In addition, as with other extensions of credit, there is the risk of possible delay in receiving additional collateral or in the recovery of the securities or possible loss of rights in the collateral should the borrower fail financially.

Regulations require certain bank-regulated counterparties and certain of their affiliates to include in certain financial contracts, including many securities lending agreements, terms that delay or restrict the rights of counterparties, such as a Fund, to terminate such agreements, foreclose upon collateral, exercise other default rights or restrict transfers of credit support in the event that the counterparty and/or its affiliates are subject to certain types of resolution or insolvency proceedings. It is possible that these new requirements, as well as potential additional government regulation and other developments in the market, could adversely affect a Fund’s ability to terminate existing securities lending agreements or to realize amounts to be received under such agreements in the event the counterparty or its affiliate becomes subject to a resolution or insolvency proceeding. See also “Counterparty Risk” and “Risks Arising from Government Regulation of Derivatives” in this SAI.

Service Providers

The Funds may be subject to credit risk with respect to their custodian as well as any sub-custodian in the Funds’ custodian’s global network. The Funds could be adversely affected in the event of a custodian’s or sub-custodian’s bankruptcy, financial insolvency or financial distress. Even if a Fund’s custodian or sub-custodian does have sufficient assets to meet all claims, which may not always be the case, there could still be a delay before the Fund receives assets to satisfy the Fund’s claims. Market fluctuations during any period of delay could adversely affect the performance of a Fund if the Fund is unable to dispose of a security being held by the custodian. In addition, in the event of the insolvency or bankruptcy of the Funds’ administrator, transfer agent or custodian there are likely to be operational and other delays and additional costs and expenses associated with changes in service provider arrangements that could adversely affect the Funds. The Funds could also be adversely affected by the misfeasance of their custodian, sub-custodians, or other service providers. The Funds are also subject to the risk of loss caused by inadequate procedures and controls, human error, and system failures by a service provider to it or an issuer of a portfolio security, each of which may negatively affect a Fund’s performance. In addition, a service provider may be unable to provide a NAV for a Fund or share class on a timely basis.

Small Companies Risk

Investing in small capitalization companies may involve special risks because those companies may have narrower product lines, more limited financial resources, fewer experienced managers, dependence on a few key employees, and a more limited trading market for their stocks, as compared with larger companies. In addition, securities of these companies are subject to the risk that, during certain periods, the liquidity of particular issuers or industries will shrink or disappear with little forewarning as a result of adverse economic or market conditions, or adverse investor perceptions, whether or not accurate. Securities of smaller capitalization issuers may therefore be subject to greater price volatility and may decline more significantly in market downturns than securities of larger companies. Smaller capitalization issuers may also require substantial additional capital to support their operations, to finance expansion or to maintain their competitive position; and may have substantial borrowings or may otherwise have a weak financial condition, and may be susceptible to bankruptcy. Transaction costs for these investments are often higher than those of larger capitalization companies. There is typically less publicly available information about small capitalization companies.

Structured Products and Structured Notes Risk

Generally, structured investments are interests in entities organized and operated for the purpose of restructuring the investment characteristics of underlying investment interests or securities. These investment entities may be structured as trusts or other types of pooled investment vehicles. This type of restructuring generally involves the deposit with or purchase by an entity of the underlying investments and the issuance by that entity of one or more classes of securities backed by, or representing interests in, the underlying investments or referencing an indicator related to such investments. “Structured Products and Structured Notes Risk” refers to the risk that an investment in a structured product, which includes, among other things, CDOs, mortgage-backed securities, other types of asset-backed securities and certain types of structured notes, may decline in value due to changes in the underlying instruments, indexes, interest rates or other factors on which the product is based (“reference measure”). Depending on the reference measure used and the use of multipliers or deflators (if any), changes in interest rates and movement of the reference measure may cause significant price and cash flow fluctuations.

Application of a multiplier is comparable to the use of financial leverage, a speculative technique. Leverage magnifies the potential for gain and the risk of loss. As a result, a relatively small decline in the value of the underlying investments or referenced indicator could result in a relatively large loss in the value of a structured product. Holders of structured products indirectly bear risks associated with the reference measure, are subject to counterparty risk and typically do not have direct rights against the reference measure. A Fund generally has the right to receive payments to which it is entitled only from the structured product, and generally does not have direct rights against the issuer. While certain structured investment vehicles enable the investor to acquire interests in a pool of securities without the brokerage and other expenses associated with directly holding the same securities, investors in structured vehicles generally pay their share of the investment vehicle’s administrative and other expenses.

Structured products are generally privately offered and sold, and thus, are not registered under the securities laws and may be thinly traded or have a limited trading market and may have the effect of increasing a Fund’s illiquidity to the extent that the Fund, at a particular point in time, may be unable to find qualified buyers for these securities. In addition to the general risks associated with fixed income securities discussed herein, structured products carry additional risks including, but not limited to: (i) the possibility that distributions from underlying investments will not be adequate to make interest or other payments; (ii) the quality of the underlying investments may decline in value or default; (iii) the possibility that the security may be subordinate to other classes of the issuer’s securities; and (iv) the complex structure of the security may not be fully understood at the time of investment and may produce disputes with the issuer or unexpected investment results.

Other portions of this SAI provide more information about these specific structured products.

Structured notes are derivative securities for which the amount of principal repayment and/or interest payments is based on the movement of one or more “factors.” These factors may include, but are not limited to, currency exchange rates, interest rates (such as the prime lending rate or another industry-standard floating rate), referenced bonds and stock indices. Some of these factors may or may not correlate to the total rate of return on one or more underlying instruments referenced in such notes. In some cases, the impact of the movements of these factors may increase or decrease through the use of multipliers or deflators.

Investments in structured notes involve risks including interest rate risk, credit risk and market risk. Changes in interest rates and movement of the factor, when the return of the structured note is based on the movement of one or more factors, may cause significant price fluctuations. Additionally, changes in the value of the reference instrument or security may cause the interest rate on the structured note to be reduced to zero and any further changes in the reference instrument may then reduce the principal amount payable on maturity. In the case of structured notes where the reference instrument is a debt instrument, such as credit-linked notes, a Fund will be subject to the credit risk of the issuer of the reference instrument and the issuer of the structured note.

Temporary Defensive Strategies

When attempting to respond to adverse market, economic, political, or other conditions, a Fund may take temporary defensive positions that may be inconsistent (including materially inconsistent) with such Fund’s principal investment strategies. The Adviser then may, but is not required to, temporarily use alternative strategies that are mainly designed to limit the Fund’s exposure to such adverse conditions under the circumstances. In implementing these strategies, a Fund may invest primarily in, among other things, U.S. Government and agency obligations, fixed or floating rate investments, derivative instruments, cash or money market instruments (including, money market funds), or any other securities or instruments that the portfolio manager(s) considers consistent with such defensive strategies or deemed consistent with the then existing market conditions. By way of example, a Fund may hold a higher than normal proportion of its assets in cash in times of extreme market stress. A Fund may also use derivatives, such as futures contracts, interest rate swaps, and credit default swaps, as an efficient means to adjust the Fund’s interest rate, credit, and other exposures in connection with taking such temporary defensive positions. During periods when a Fund has taken temporary defensive positions, a Fund may not achieve its investment objective.

U.S. Government Securities Risk

Some U.S. Government securities, such as Treasury bills, notes, and bonds and mortgage-backed securities guaranteed by the Government National Mortgage Association (Ginnie Mae), are supported by the full faith and credit of the United States; others are supported by the right of the issuer to borrow from the U.S. Treasury; others are supported by the discretionary authority of the U.S. Government to purchase the agency’s obligations; still others are supported only by the credit of the issuing agency, instrumentality, or enterprise. Although U.S. Government-sponsored enterprises may be chartered or sponsored by Congress, they are not funded by Congressional appropriations, their securities are not issued by the U.S. Treasury, their obligations are not supported by the full faith and credit of the U.S. Government, and so investments in their securities or obligations issued by them involve greater risk than investments in other types of U.S. Government securities. No assurance can be given that the U.S. Government will provide financial support to its agencies and sponsored entities if it is not obligated by law to do so.

In addition, certain governmental entities have been subject to regulatory scrutiny regarding their accounting policies and practices and other concerns that may result in legislation, changes in regulatory oversight and/or other consequences that could adversely affect the credit quality, availability or investment character of securities issued or guaranteed by these entities.

The events surrounding the U.S. federal government debt ceiling and any resulting agreement (and similar political, economic and other developments) could adversely affect a Fund’s ability to achieve its investment objective. For example, a downgrade of the long-term sovereign credit rating of the U.S. could increase volatility in both stock and bond markets, result in higher interest rates and lower Treasury prices and increase the costs of all kinds of debt. These events and similar events in other areas of the world could have significant adverse effects on the economy generally and could result in significant adverse impacts on issuers of securities held by the Funds and the Funds themselves. An Adviser cannot predict the effects of these or similar events in the future on the U.S. economy and securities markets or on the Funds’ portfolios.

An Adviser may not timely anticipate or manage existing, new or additional risks, contingencies or developments. In recent periods, the values of U.S. Government securities have been affected substantially by increased demand for them around the world. Changes in the demand for U.S. Government securities may occur at any time and may result in increased volatility in the values of those securities.

Risks of Zero-Coupon Bonds

Zero-coupon bonds are issued at a significant discount from their principal amount in lieu of paying interest periodically. Because zero-coupon bonds do not pay current interest in cash, their value is subject to greater fluctuation in response to changes in market interest rates than bonds that pay interest currently. Zero-coupon bonds allow an issuer to avoid the need to generate cash to meet current interest payments. Accordingly, such bonds may involve greater credit risks than bonds paying interest currently in cash. The Fund is required to accrue interest income on such investments and to distribute such amounts at least annually to shareholders even though the investments do not make any current interest payments. Thus, it may be necessary at times for the Fund to liquidate other investments in order to satisfy its distribution requirements under the Code.

PORTFOLIO TURNOVER

A portfolio turnover rate is, in summary, the percentage computed by dividing the lesser of a Fund’s purchases or sales of securities (excluding short-term securities and certain derivatives) by the average market value of that Fund. The Advisers manage each Fund’s assets by buying and selling securities to help attain its investment objective. This may result in increases or decreases in a Fund’s current income and gains available for distribution to its shareholders. Each of the Funds may dispose of investments (including money market instruments) regardless of the holding period if, in the opinion of the Fund’s Adviser, it is in the best interest of the Fund to do so, for example, because an issuer’s creditworthiness or perceived changes in a company’s growth prospects or asset value make selling them advisable. Such an investment decision may result in capital gains, including short-term capital gains taxable as ordinary income when distributed to taxable shareholders, or losses and could result in a high portfolio turnover rate during a given period. Transactions in equity securities typically involve the payment of brokerage commissions, which are borne by the Funds and negatively affect a Fund’s performance. Debt securities are normally traded on a principal basis, involving a mark-up or mark-down of the price which is an indirect transaction cost, and therefore the Funds incur transaction costs when trading them. Its costs are incorporated in purchase or sale prices and negatively affect the Funds’ performance.

The portfolio turnover rates of the Funds for the fiscal years ended March 31, 2021 and March 31, 2022 are as follows:

Fund	2021	2022

Total Return Bond Fund	91%	89%

Core Fixed Income Fund	155%	177%

Emerging Markets Fixed Income Fund	81%	51%

Low Duration Bond Fund	71%	80%

Floating Rate Fund	76%	40%(3)

Flexible Income Fund	46%	41%

Low Duration Emerging Markets Fixed Income Fund	72%	39%(3)

Long Duration Total Return Bond Fund	89%	95%

Global Bond Fund	63%	83%

Infrastructure Income Fund	39%	23%

Income Fund	30%	14%(3)

Emerging Market Local Currency Bond Fund	20%	36%

Multi-Asset Growth Fund	29%	27%

Multi-Asset Trend Fund	0%(1)	183%(2)

Strategic Commodity Fund	0%	0%

Shiller Enhanced CAPE®	69%	110%(2)

Shiller Enhanced International CAPE®	97%	125%

Real Estate and Income Fund	157%	201%(2)

(1)	For the period of operations from February 26, 2021 through March 31, 2021.

(2)	Flows of subscriptions and redemptions required increased trading and portfolio restructuring.

(3)	Flows of subscriptions decreased over the period requiring less trading and portfolio restructuring.

DISCLOSURE OF PORTFOLIO INFORMATION

It is the policy of the Trust to disclose an unaudited listing of their portfolio of investments as of month-end (“Portfolio Holdings”). Such information is posted on the Funds’ website, typically beginning on the 30th calendar day after the end of the month (or, if not a business day, the next business day thereafter). After such information is posted on the Funds’ website, it is then also available to shareholders and others upon request to the Funds. Shareholders and others who wish to obtain Portfolio Holdings for a particular month (only after such information is posted on the Funds’ website) may make a request by contacting the Funds at no charge at 877-DLine11 (877-354-6311) between the hours of 7:00 a.m. and 5:00 p.m. Pacific Time, Monday through Friday. Requests for Portfolio Holdings may be made on a monthly basis pursuant to this procedure, or standing requests for Portfolio Holdings may be accepted. After a Fund’s Portfolio Holdings have been published on the Funds’ website or have otherwise become publicly available (e.g., by a required filing with the SEC), there are no limits on the dissemination of the information.

In addition, the Funds may disclose on a selective basis Portfolio Holdings at any time to analysts, ratings agencies, outside fund evaluators and data aggregators such as, but not limited to, Morningstar, Lipper, Bloomberg and Standard and Poor’s. Fund officers and their designees may release the Funds’ non-public Portfolio Holdings if (i) there is a legitimate business purpose for doing so and (ii) the recipient agrees to treat such non-public Portfolio Holdings as confidential or is otherwise subject to a duty of confidentiality (provided that analysts and rating agencies may publish portfolio positions upon the consent of authorized personnel, under circumstances where such personnel determine that such information is publicly available through the Funds’ website or by other means, or will become publicly available through such publication), and to not allow the Portfolio Holdings to be used by it or its employees in connection with the purchase or sale of shares of a Fund.

In addition, Portfolio Holdings are provided or otherwise available on a real-time basis to third-party service providers of the Funds (and their personnel) who require the information to provide services to the Funds, including: an Adviser; the Funds’ custodian, U.S. Bank National Association and State Street Bank and Trust Company; pricing service providers, including Thomson Reuters/Lipper, Vickers Stock Research, and CapitalBridge (formerly Citigate Financial); liquidity risk management program service providers, including ICE Data Pricing & Reference Data, LLC; broker-dealers who facilitate the Funds’ trading; creditors or securities lending agents (if any); the Funds’ accountant and administrator, U.S. Bancorp

Fund Services, LLC, doing business as U.S. Bank Global Fund Services; auditors, including the Funds’ Independent Registered Public Accounting Firm, PricewaterhouseCoopers LLP; and Ropes & Gray LLP, counsel to the Funds. Portfolio Holdings of Shiller Enhanced CAPE®, Shiller Enhanced International CAPE® and Multi Asset Trend Fund are also provided or otherwise available on a real-time basis to the sponsor of the Shiller Barclays CAPE® US Sector TR Return Index, Shiller Barclays CAPE® Europe Sector Net TR NoC USD Index, Barclays Bank PLC, and BNP Paribas Multi Asset Trend ER USD Index, BNP Paribas, respectively, to allow the sponsor to oversee compliance with the terms of the license or trading arrangements between the sponsor and the Funds’ Adviser relating to the Fund. Portfolio Holdings of the Real Estate and Income Fund are also provided or otherwise available on a real-time basis to the sponsor of the DigitalBridge Fundamental US Real Estate Index (formerly, the Colony Capital Fundamental US Real Estate Index), Barclays Index Administration, a function within the investment bank of Barclays Bank PLC, to allow the sponsor to oversee compliance with the terms of the license or trading arrangements between the sponsor and DoubleLine Alternatives relating to the Fund. KPMG, LLP (“KPMG”), and its investment adviser, Goldman Sachs Asset Management, L.P., receive certain non-public portfolio holdings information regarding certain Funds in which KPMG employee retirement plans and their related persons invest, which supports KPMG’s ability to assess its compliance with independence-related requirements applicable to it as an independent public accountant or auditor.

The Trust’s Chief Compliance Officer or other authorized personnel provide periodic reports to the Trust’s Board of Trustees regarding the operation of the Trust’s policy in respect of Portfolio Holdings information and disclosures made pursuant to it.

No compensation is received by the Funds or the Advisers in connection with the disclosure of Portfolio Holdings.

The Advisers provide advisory services to accounts other than the Funds, including other pooled investment vehicles, separate accounts and other accounts. Such accounts are not governed by this policy and some accounts may not be subject to any portfolio holding disclosure policies and procedures similar to those described above. Some of those other accounts may have investment policies and holdings substantially similar to a Fund and have access to information regarding the holdings of their accounts, including in some cases in real time. Other accounts, such as exchange-traded funds, may be subject to obligations to make their portfolio holdings available daily. In addition, the Advisers may make available information regarding portfolio metrics, model portfolios, or other potential holdings of accounts to prospective clients, clients, and their advisers or consultants in response to requests for proposal or otherwise as part of their marketing efforts of accounts or investment vehicles that may have investment strategies substantially similar to those of a Fund.

For requests for publicly-available portfolio holdings information as of June 30, 2022, please contact the Funds at no charge at 877-DLine11 (877-354- 6311) between the hours of 7:00 a.m. and 5:00 p.m. Pacific Time.

BROKERAGE, ALLOCATION AND OTHER TRADING PRACTICES

Each Adviser is responsible for the placement of the Funds’ portfolio transactions and, with respect thereto, the negotiation of prices, brokerage commissions, if any, and mark-ups and mark-downs or spreads on principal transactions. The Advisers may also purchase securities on behalf of the Funds in underwritten offerings at fixed prices that include discounts to underwriters and/or concessions to dealers.

In placing a portfolio transaction, each Adviser seeks to achieve best execution. This means that, in selecting broker-dealers to execute portfolio transactions for the Funds, each Adviser seeks to select broker-dealers that will execute securities transactions in a manner such that the total cost or proceeds of each transaction is the most favorable under the circumstances. This does not mean, however, that portfolio transactions are always executed at the lowest available commission or spread, and an Adviser may effect transactions that cause a Fund to pay a commission or spread in excess of a commission or spread that another broker-dealer would have charged if the Adviser determines that, notwithstanding such commission or spread, such transaction is in the Fund’s best interest. In making this determination, the Adviser may take a variety of factors into consideration, including, without limitation, (i) execution quality in light of order size, difficulty of execution and other relevant factors; (ii) associated expenses and costs; (iii) the quality, reliability, responsiveness and value of the provided services; (iv) the operational compatibility between the broker-dealer and the Adviser; (v) the broker-dealer’s safety and soundness; and (vi) the provision of research and brokerage products and services. The provision of research and brokerage products and services is not typically considered in respect of transactions by the DoubleLine Funds when trading fixed income securities.

From time to time, each Adviser receives unsolicited research from various brokers, which may or may not be counterparties to trades placed on behalf of clients. While the Advisers may review and consider certain of the research received, the provision of unsolicited research does not factor into the Advisers’ broker selection process with respect to trading fixed-income securities. Research services include items such as reports on industries and companies, economic analyses, review of business conditions and portfolio strategy and various trading and quotation services. Such services also include advice from broker-dealers as to the value of securities, availability of securities, availability of buyers, and availability of sellers. These services also include recommendations as to purchase and sale of individual securities and timing of transactions.

Investment decisions for the Funds and for the other investment advisory clients of the Advisers are made with a view to achieving their respective investment objectives. Investment decisions are the product of many factors in addition to basic suitability for the particular client involved (including the Funds). Some securities considered for investment by the Funds also may be appropriate for other clients served by the Adviser. Thus, a particular security may be bought or sold for certain clients even though it could have been bought or sold for other clients at the same time, including accounts in which an Adviser, its officers or employees may have a financial interest. If a purchase or sale of securities consistent with the investment policies of a Fund and one or more of these clients served by an Adviser is considered at or about the same time, transactions in such securities will be allocated among the Fund and other clients pursuant to the Adviser’s trade allocation policy that is designed to ensure that all accounts, including the Funds, are treated fairly and equitably over time.

As of the date of this SAI, the Advisers do not expect to cause the Funds to pay brokers or dealers amounts of commissions for effecting portfolio investment transactions that are in excess of the amount of commission that another broker or dealer would have charged for effecting transactions to compensate the brokers or dealers for “brokerage and research services” (as defined in the Securities Exchange Act of 1934, as amended (the “Exchange Act”)) or to accumulate credits to purchase such services. The Advisers may modify their practice in this regard without prior notice to shareholders and, in the event the Advisers do so, the following disclosure regarding such practices shall apply.

As permitted by Section 28(e) of the Exchange Act, each Adviser may, on behalf of a client, pay a broker or dealer, including those acting in the capacity of a futures commission merchant, that provides “brokerage and research services” (as defined in the Exchange Act) to the Adviser an amount of commission for effecting a portfolio investment transaction in excess of the amount of commission that another broker or dealer would have charged for effecting that transaction, if the Adviser determines in good faith that such amount of commission was reasonable in relation to the value of the brokerage and research services provided by such broker or dealer, viewed in terms of either that particular transaction or the Adviser’s overall responsibilities to the client and to other client accounts over which the Adviser exercises investment discretion. Such research services include proprietary research created internally by a broker or by a third-party provider (and made available to an Adviser by a broker) such as, for example, individual stock information and research, industry and sector analysis, trend analysis and forecasting, discussions with individual stock analysts, and meetings arranged with various sources of information regarding particular issuers, industries, governmental policies, specific information about local markets and applicable regulations, economic trends, and other matters. In addition, a broker may accumulate credits for an Adviser’s account and use them to purchase brokerage and research services at the Adviser’s discretion and based on the Adviser’s determination of the relative benefits of the various services available for purchase. These arrangements are commonly known as “commission sharing arrangements.” Accordingly, an Adviser’s clients may be deemed to be paying for research and these other services with “soft” or commission dollars. Research furnished by brokers or dealers or pursuant to credits accumulated at brokers or dealers through commission sharing arrangements may be used in servicing any or all of the Advisers’ clients and may be used for client accounts other than those that pay commissions to the broker or dealer providing the research. An Adviser also may receive soft dollar credits based on certain “riskless” principal securities transactions with brokerage firms. With respect to certain products and services used for both research/brokerage and non-research/brokerage purposes, an Adviser generally allocates the costs of such products and services between their research/brokerage and non-research/brokerage uses, and generally uses soft dollars to pay only for the portion allocated to research/brokerage uses. Examples of products and services used for non-research/brokerage purposes (and not paid for with soft dollars) include equipment and exchange data (e.g., quotes, volume). Some of these services may be of value to the Advisers and their related parties in advising various of their clients (including the Funds), although not all of these services are necessarily useful and of value in managing the Funds. The management fee paid by a Fund is not reduced because an Adviser or its related parties receive these services even though the Adviser might otherwise be required to purchase some of these services for cash. An Adviser’s authority to cause a Fund to pay any such greater commissions is also subject to such policies as the Trustees may adopt from time to time.

An Adviser’s relationships with brokerage firms that provide soft dollar services to the Adviser (including brokerage firms that participate in commission sharing arrangements) may influence the Adviser’s judgment and create conflicts of interest, both in allocating brokerage business between firms that provide soft dollar services and firms that do not, and in allocating the costs of mixed-use products between their research and non-research uses. When an Adviser uses client brokerage commissions to obtain research or other products or services, the Adviser receives a benefit because it does not have to produce or pay for such research, products, or services. As such, that Adviser has an incentive to select or recommend a broker-dealer based on the Adviser’s interest in receiving the research or other products or services, rather than on the Adviser’s clients’ interest in receiving most favorable execution. Client trades executed through these brokers or any other brokerage firm may not be at the lowest price otherwise available. Each Adviser maintains policies and procedures designed to address such conflicts of interest.

Aggregated Transactions. In an effort to achieve efficiencies in execution and reduce trading costs, an Adviser and its related parties may, but will not necessarily, aggregate securities transactions on behalf of a number of accounts, including accounts of the Funds, at the same time. In addition, an Adviser may execute securities transactions alongside or interspersed between aggregated orders when the Adviser believes that such execution will not interfere with its ability to execute in a manner believed to be most favorable to its clients as a whole. An Adviser may exclude trades for accounts that direct brokerage or that are managed in part for tax considerations from aggregate orders.

When executing aggregate orders, trades will be allocated among accounts using procedures that an Adviser considers to be reasonably designed to be non-preferential and fair and equitable over time. This may include making the allocation on a pro rata basis or on a non-pro rata basis based on various factors, including liquidity requirements, reserves and cash flow considerations; diversification requirements; portfolio duration; amount of capital available for investment by a client, including new clients, as well as projected future capacity for investment; variance of the portfolio from models, target weights or indexes; risk management considerations; the size of the investment relative to the size of the account; client-specific industry and other allocation targets, including each account’s target average credit quality, liquidity, sector targets, and composition; minimum and maximum investment size requirements; tax considerations; legal, contractual, or regulatory constraints specific to or imposed by a client; and any other relevant limitations imposed by or conditions set forth in the applicable offering or other organizational documents of a client.

An Adviser shares allocations of public offerings and other desirable but limited opportunities to buy or sell securities in a manner that the Adviser considers reasonably designed to be non-preferential and fair and equitable over time, such that no account or group of accounts receives consistently favorable or unfavorable treatment. Generally, such allocations will be made after taking into account cash availability and need, suitability, investment objectives and guidelines and other factors deemed appropriate in making investment allocation decisions for each client. Shares obtained in IPOs will be allocated using these criteria unless the number of shares made available to the Adviser is de minimis, in which case, the shares will be allocated among the eligible accounts based on the Adviser’s assessment of the circumstances.

In addition, and particularly with respect to fixed-income securities, if a small amount of an investment is allocated to an Adviser, the Adviser may allocate it disproportionately, taking into consideration, among other things, lot size, existing or targeted account weightings in particular securities and/or sectors, account size, diversification requirements and investment objectives/restrictions.

The following table provides the dollar amount of brokerage commissions paid by the Funds for the periods indicated. Changes in the amounts of brokerage commissions from year to year are generally the result of active trading strategies employed by the Funds’ investment teams in response to market conditions, changes in the total assets of a Fund, and/or a determination by the Adviser to engage in brokerage practices as described above.

	Total Brokerage Commissions
Fund	March 31, 2020	March 31, 2021	March 31, 2022

Total Return Bond Fund	$136,200	$65,950	$0(2)

Core Fixed Income Fund	$0	$599	$338

Emerging Markets Fixed Income Fund	$0	$0	$0

Low Duration Bond Fund	$0	$0	$0

Floating Rate Fund	$0	$4,470	$0

Flexible Income Fund	$0	$136	$89

Low Duration Emerging Markets Fixed Income Fund	$0	$0	$0

Long Duration Total Return Bond Fund	$7,781	$11,132	$17,182

Global Bond Fund	$0	$0	$0

Infrastructure Income Fund	$0	$0	$0

Income Fund(1)	$0	$0	$0

Emerging Markets Local Currency Bond Fund(1)	$0	$0	$0

Multi-Asset Growth Fund	$23,120	$6,024	$3,169

Multi-Asset Trend Fund(1)	N/A	$0	$0

Strategic Commodity Fund	$0	$0	$0

Shiller Enhanced CAPE®	$190	$0	$0

Shiller Enhanced International CAPE®	$0	$0	$0

Real Estate and Income Fund	$0	$0	$0

(1) The Income Fund commenced operations on September 3, 2019. The Emerging Markets Local Currency Bond Fund commenced operations on June 28, 2019. The Multi-Asset Trend Fund commenced operations on February 26, 2021.

(2) The commissions for the Total Return Bond Fund decreased reflecting the repositioning in the portfolio.

Certain diligence-related transaction costs. An Adviser may aggregate a Fund’s order for an investment in, or sale of, an interest in certain instruments, including, for example, a subordinated tranche CMBS, including investments at original issuance, or certain loan instruments, with orders of one or more other DoubleLine Funds or other DoubleLine accounts. Certain diligence-related or structuring costs and expenses will be allocated to all of the accounts, including any Funds, participating in the aggregated transaction pro rata based on the size of the accounts considering the investment opportunity or the amount of investment made by each account participating in the transaction. Each Fund’s participation in any such aggregated transaction will be subject to a number of conditions intended to result in the fair and equitable treatment of each participating account, including each Fund. For example, where the Adviser aggregates a Fund’s order for an investment in, or sale of, an interest in a subordinated tranche CMBS with orders of one or more other DoubleLine Funds or other DoubleLine accounts, a Fund will not incur diligence- or structuring-related expenses in connection with any such transaction in excess of 0.50% of the value of the Fund’s investment in the structured product without the Fund’s Board of Trustees approval of those expenses. The Adviser may advance diligence- or structuring-related expenses relating to a transaction on behalf of a Fund and seek to receive reimbursement (without interest) of any such expenses advanced on behalf of a participating Fund from that Fund at a later date. A Fund may incur diligence-related expenses in connection with the evaluation of investment opportunities that the Adviser ultimately determines not to pursue on behalf of the Fund. In some cases, the diligence- or structuring-related expenses that would otherwise be incurred by a Fund or the Adviser may be borne by the sponsor or seller of an investment.

Regular Broker-Dealers. As of the close of the fiscal year ended March 31, 2022, the Funds listed below owned securities of their regular broker-dealers as defined by Rule 10b-1 under the 1940 Act. (Generally, a regular broker or dealer of an investment company is one of the ten brokers or dealers that received the greatest dollar amount of brokerage commissions from participating in portfolio transactions, engaged as principal in the largest dollar amount of portfolio transactions, or sold the largest dollar amount of portfolio securities during the Fund’s most recent fiscal year).

Fund/Regular Broker-Dealer	Aggregate Amount of Holdings

Total Return Bond Fund

Citigroup, Inc.	$1,526,007,880

Credit Suisse Group AG	$969,329,195

Goldman Sachs Group Inc.	$536,735,844

Morgan Stanley & Co., Inc.	$492,309,709

JP Morgan Chase & Co.	$479,062,983

Bank of America/ Merrill Lynch	$359,115,046

Barclays Bank PLC	$209,512,817

HSBC Holdings PLC	$90,274,451

Core Fixed Income Fund

Citigroup, Inc.	$196,239,999

JP Morgan Chase & Co.	$158,429,854

Morgan Stanley & Co., Inc.	$83,713,377

Goldman Sachs Group Inc.	$67,489,010

Bank of America/ Merrill Lynch	$45,336,480

HSBC Holdings PLC	$36,199,521

Barclays Bank PLC	$14,683,239

Nomura Trust & Banking Co.	$557,086

Low Duration Bond Fund

Credit Suisse Group AG	$93,408,247

Morgan Stanley & Co., Inc.	$67,044,227

Barclays Bank PLC	$60,109,416

Citigroup, Inc.	$53,858,550

JP Morgan Chase & Co.	$45,454,354

Wells Fargo Bank NA	$42,595,866

Goldman Sachs Group Inc.	$41,655,535

Bank of America/ Merrill Lynch	$15,290,363

Flexible Income Fund

JP Morgan Chase & Co.	$20,131,152

Morgan Stanley & Co., Inc.	$18,425,166

Credit Suisse Group AG	$17,406,807

Wells Fargo Bank NA	$12,927,583

Bank of America/ Merrill Lynch	$12,239,350

Goldman Sachs Group Inc.	$5,984,542

Barclays Bank PLC	$4,394,450

Citigroup, Inc.	$2,540,748

Income Fund

Goldman Sachs Group Inc.	$2,163,466

JP Morgan Chase & Co.	$2,031,952

Morgan Stanley & Co., Inc.	$1,827,385

Citigroup, Inc.	$1,795,345

Credit Suisse Group AG	$1,274,403

Wells Fargo Bank NA	$698,553

Bank of America/ Merrill Lynch	$180,425

Multi-Asset Growth Fund

Credit Suisse Group AG	$71,225

Multi-Asset Trend Fund

BNP Paribas Brokerage Services, Inc.	$9,015

Strategic Commodity Fund

Barclays Bank PLC	$4,749,895

Shiller Enhanced CAPE®

Bank of America/ Merrill Lynch	$142,487,442

JP Morgan Chase & Co.	$118,342,255

Credit Suisse Group AG	$115,817,096

Barclays Bank PLC	$114,198,327

BNP Paribas Brokerage Services, Inc.	$79,850,308

Wells Fargo Bank NA	$59,460,960

Citigroup, Inc.	$58,230,508

Goldman Sachs Group Inc.	$58,051,123

Morgan Stanley & Co., Inc.	$48,641,192

Shiller Enhanced International CAPE®

Goldman Sachs Group Inc.	$6,440,707

JP Morgan Chase & Co.	$4,221,798

Barclays Bank PLC	$3,100,022

Bank of America/ Merrill Lynch	$1,831,899

Morgan Stanley & Co., Inc.	$1,824,006

BNP Paribas Brokerage Services, Inc.	$1,731,090

Credit Suisse Group AG	$1,137,990

Citigroup, Inc.	$818,623

Real Estate and Income Fund

Barclays Bank PLC	$1,709,321

JP Morgan Chase & Co.	$913,065

Goldman Sachs Group Inc.	$268,332

Morgan Stanley & Co., Inc.	$93,492

Bank of America/ Merrill Lynch	$89,977

Citigroup, Inc.	$89,180

TRUSTEES AND OFFICERS

The Board of Trustees of the Trust (the “Board” or the “Trustees”) consists of five Trustees, three of whom are not considered to be “interested persons” (as defined in the 1940 Act) of the Trust (the “Independent Trustees”). The Board is responsible for overseeing the management and operations of the Trust, including general supervision of the duties performed by each Fund’s Adviser and other service providers to the Trust. Each Adviser and the Trust’s administrator are responsible for the day-to-day management and administration of the Trust.

The Chairman of the Board, Mr. Jeffrey E. Gundlach, also serves as Chief Executive Officer and Chief Investment Officer of DoubleLine Capital. Mr. Gundlach is an interested person of the Trust. Mr. Ronald R. Redell serves as a Trustee and is an interested person of the Trust. He serves as President of the Trust and President of DoubleLine Group LP.

Mr. Raymond B. Woolson serves as the lead Independent Trustee of the Trust. A portion of each regular meeting of the Board is devoted to an executive session of the Independent Trustees at which no members of management or the Trust’s administrator are present. At those meetings, the Independent Trustees consider a variety of matters that are required by law to be considered by the Independent Trustees, as well as matters that are scheduled to come before the full Board of Trustees, including fund governance, fund management, and leadership issues, and are advised by independent legal counsel. Mr. Woolson serves as Chair for those meetings.

The Board has an Audit Committee consisting of the Trustees who are Independent Trustees. Mr. Woolson serves as the Chairman of the Audit Committee. The Audit Committee’s other members are Messrs. Ciprari and Salter. The Audit Committee makes recommendations to the Board concerning the selection of the independent auditors and reviews with the auditors the results of the annual audit, including the scope of auditing procedures, the adequacy of internal controls and compliance by the Trust with the accounting and financial reporting requirements of the 1940 Act. During the fiscal year ended March 31, 2022, the Audit Committee met four times.

The Board has a Qualified Legal Compliance Committee (“QLCC”), consisting of Messrs. Ciprari, Salter, and Woolson. The QLCC receives, reviews and takes appropriate action with respect to any report made or referred to the QLCC by an attorney of evidence of a material violation of applicable U.S. federal or state securities law, material breach of a fiduciary duty under U.S. federal or state law or a similar material violation by a Fund or by any officer, director, employee, or agent of a Fund. The QLCC did not meet during the fiscal year ended March 31, 2022.

The Board has a Nominating Committee consisting of the Trustees who are Independent Trustees. The members of the Nominating Committee are Messrs. Ciprari, Salter, and Woolson. The Nominating Committee makes recommendations to the Board regarding nominations for membership on the Board as an independent trustee. Based on, among other things, information provided by management of the Trust, the Nominating Committee periodically reviews trustee compensation and recommends any changes it deems appropriate to the Independent Trustees. The Nominating Committee will also consider potential trustee candidates recommended by shareholders provided that the proposed candidates satisfy the trustee qualification requirements provided in the Trust’s Declaration of Trust, as amended, and the Trust’s other governing documents. The Nominating Committee met one time during the fiscal year ended March 31, 2022.

Although not a Committee of the Board, each Fund has a Valuation Committee that, among other things, implements or oversees certain aspects of the Funds’ Pricing and Valuation Policy. The Valuation Committee consists of one or more persons, typically employees of the Adviser(s), who have been authorized by the Board to make fair value determinations on a day-to-day basis with respect to Fund holdings when market prices are not readily available or are considered unreliable in accordance with Board approved valuation procedures. The SEC recently adopted Rule 2a-5 under the 1940 Act, which establishes an updated regulatory framework for registered investment company fair valuation practices. The Funds will not be required to comply with the new rule until September 2022. The Funds’ fair value policies and procedures and valuation practices will likely be impacted as the Funds come into compliance with Rule 2a-5. For example, under the Rule, the Board of Directors will be permitted to designate an Adviser as a Fund’s “Valuation Designee” to make fair value determinations. As of the date of this SAI, it is anticipated that an Adviser will serve as each Fund’s Valuation Designee when the Funds begin to comply with Rule 2a-5 and that the Valuation Committee of the Trust will no longer have the fair valuation responsibilities described above.

The Board believes that each Trustee’s experience, qualifications, attributes or skills on an individual basis and in combination with those of the other Trustees on the Board lead to the conclusion that the Board possesses the requisite skills and attributes to carry out its oversight responsibilities with respect to the Trust. The Board believes that its Trustees’ ability to review, critically evaluate, question, and discuss information provided to them, to interact effectively with the

Trust’s Advisers, other service providers, counsel and independent auditors, and to exercise effective business judgment in the performance of its duties, support this conclusion. The Board also has considered the following experience, qualifications, attributes and/or skills, among others, of its members in reaching its conclusion: (i) such person’s business and professional experience and accomplishments, including prior experience in the financial services and investment management fields or on other boards; (ii) such person’s ability to work effectively with the other members of the Board; (iii) how the individual’s skills, experiences, and attributes would contribute to an appropriate mix of relevant skills and experience on the Board; (iv) such person’s character and integrity; (v) such person’s willingness to serve and willingness and ability to commit the time necessary to perform the duties of a Trustee; and (vi) as to each Trustee other than Messrs. Gundlach and Redell, his status as an Independent Trustee. In addition, the following specific experience, qualifications, attributes and/or skills were considered in respect of the listed Trustee: Mr. Ciprari, significant experience serving in the investment banking industry and as a senior executive at an investment bank; Mr. Salter, significant experience and familiarity with securities markets and financial matters generally; Mr. Woolson, significant financial consulting, fund accounting, and fund administration experience; Mr. Gundlach, significant experience and service in the investment management industry and as a senior executive at an investment advisory firm; and Mr. Redell, significant experience and service in the investment management industry as a senior executive at an investment advisory firm, significant experience and service as a trustee of DoubleLine Opportunistic Credit Fund, DoubleLine Income Solutions Fund and DoubleLine Yield Opportunities Fund, and the Independent Trustees’ experience working with Mr. Redell in those capacities. References to the experience, qualifications, attributes, and skills of Trustees are pursuant to requirements of the SEC, do not constitute holding out of the Board or any Trustee as having any special expertise or experience, and shall not impose any greater responsibility or liability on any such person or on the Board by reason thereof.

The Board has determined that its leadership structure is appropriate given the business and nature of the Trust, including (i) the extensive oversight provided by the Adviser, of which Mr. Redell is an executive; (ii) the substantial investment experience of Mr. Gundlach; (iii) the substantial industry leadership experience of Mr. Redell; (iv) the extent to which the Independent Trustees meet as needed, together with their independent legal counsel, in the absence of members of management and members of the Board who are interested persons of the Trust; and (v) the leadership role of the lead Independent Trustee. The Board expects to review its structure on an annual basis.

In its oversight role, the Board and/or its Committees receive and review reports from the relevant Funds’ officers, including, but not limited to, the President, Chief Compliance Officer and Treasurer, DoubleLine portfolio management personnel and other senior personnel of the Funds’ Advisers, the Funds’ independent registered public accounting firm, and the Funds’ third-party service providers with respect to a variety of matters, including matters that relate to the operations of the Funds, including related risks.

The function of the Board with respect to risk management is one of periodic oversight and not active involvement in, or coordination of, day-to-day risk management activities for the Trust. Each Adviser’s personnel seek to identify and address risks, i.e., events or circumstances that could have material adverse effects on the business, operations, shareholder services, investment performance or reputation of a Fund. Under the general oversight of the Board or the applicable Committee of the Board, the Trust, and each Adviser and other service providers to the Trust employ a variety of processes, procedures, and controls to identify such possible events or circumstances, to lessen the probability of their occurrence and/or to mitigate the effects of such events or circumstances if they do occur. The Board recognizes, however, that not all risks that may affect a Fund can be identified, that it may not be practical or cost-effective to eliminate or mitigate certain risks, that it may be necessary to bear certain risks (such as investment-related risks) to achieve a Fund’s goals, and that the processes, procedures, and controls employed to address certain risks may be limited in their effectiveness. Moreover, reports received by the Trustees that may relate to risk management matters are typically summaries of the relevant information. There is no assurance that the Board of Trustees’ operations or leadership structure will identify, prevent, or mitigate risks in actual practice.

The name, year of birth, and principal occupations for the past five years of the Trustees and officers of the Funds are listed below, along with the number of portfolios in the fund complex overseen and the other directorships held by each Trustee. The business address for each Trustee is c/o DoubleLine Funds, 2002 North Tampa Street, Suite 200, Tampa, Florida 33602.

Independent Trustees

Name and Year of Birth	Position with Trust	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee(1)	Other Directorships Held by Trustee During Past 5 Years
Joseph J. Ciprari 1964	Trustee	Indefinite/ Since March 2010	President, Remo Consultants, a real estate financial consulting firm. Formerly, Managing Director, UBS AG. Formerly, Managing Director, Ally Securities LLC.	22	None
John C. Salter 1957	Trustee	Indefinite/ Since March 2010	Partner, Stark Municipal Brokers. Formerly, Managing Director, Municipals, Tullet Prebon Financial Services LLC (d/b/a Chapdelaine). Formerly, Partner, Stark, Salter & Smith, a securities brokerage firm specializing in tax exempt bonds.	22	None
Raymond B. Woolson 1958	Trustee	Indefinite/ Since March 2010	President, Apogee Group, Inc., a company providing financial consulting services.	22	Independent Trustee, DoubleLine ETF Trust (an open-end investment company with 2 portfolios). Independent Trustee, Advisors Series Trust (an open-end investment company with 35 portfolios)(2)

(1)

The term “Fund Complex” as used herein includes the Funds, DoubleLine Opportunistic Credit Fund, DoubleLine Income Solutions Fund, DoubleLine Yield Opportunities Fund, and one additional series of DoubleLine Funds Trust, which is a registered investment company whose shares are offered on a limited basis and through separate offering materials.

(2)	Quasar Distributors, LLC serves as the principal underwriter of each of the Funds and of Advisors Series Trust.

Interested Trustees

Each of the following Trustees is an interested person of the Trust as defined in the 1940 Act because they are officers of an Adviser and hold direct or indirect ownership interests in DoubleLine Capital and DoubleLine Alternatives. Additionally, Mr. Redell is an officer of the Trust.

Name and Year of Birth	Position with Trust	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee(1)	Other Directorships Held by Trustee During Past 5 Years
Jeffrey E. Gundlach 1959	Trustee	Indefinite/ Since January 2010	Chief Executive Officer and Chief Investment Officer, DoubleLine Capital (since December 2009).	19	Interested Trustee, DoubleLine ETF Trust.
Ronald R. Redell 1970	President and Trustee	Indefinite/ President Since Inception and Trustee Since January 2019	Trustee, Chairman, President and Chief Executive Officer, DoubleLine Yield Opportunities Fund (since November 2019); Trustee, Chairman, President and Chief Executive Officer, DoubleLine Income Solutions Fund (since January 2013); President, DoubleLine Group LP (since January 2019) and Executive (from January 2013 to January 2019); Trustee, Chairman, President and Chief Executive Officer, DoubleLine Opportunistic Credit Fund (since July 2011); Executive, DoubleLine Capital (since July 2010); President, DoubleLine Funds Trust (since January 2010).	22	Interested Trustee, DoubleLine ETF Trust.

(1)

The term “Fund Complex” as used herein includes the Funds, DoubleLine Opportunistic Credit Fund, DoubleLine Income Solutions Fund, DoubleLine Yield Opportunities Fund, and one additional series of DoubleLine Funds Trust, which is a registered investment company whose shares are offered on a limited basis and through separate offering materials.

Equity Ownership of Trustees in the Funds

The Trustees owned the following dollar ranges of equity securities in the Funds shown in the table below as of the end of the most recently completed calendar year. The table includes, as applicable, securities in which each Trustee holds an economic interest through their deferred compensation plan.

Fund Shares Owned by Trustees as of December 31, 2021.

Amount Invested Key
A. $0
B. $1-$10,000
C. $10,001-$50,000
D. $50,001-$100,000
E. over $100,000

Dollar Range of Equity Securities Owned in the Funds
	Independent Trustees			Interested Trustees
FUND NAME	Joseph J. Ciprari	John C. Salter	Raymond B. Woolson	Jeffrey E. Gundlach	Ronald Redell
Total Return Bond Fund	A	E	E	E	E
Core Fixed Income Fund	A	A	A	E	C
Emerging Markets Fixed Income Fund	A	A	A	E	C
Low Duration Bond Fund	A	A	E	A	D
Floating Rate Fund	A	A	A	A	C
Flexible Income Fund	A	A	D	A	D
Low Duration Emerging Markets Fixed Income Fund	A	A	D	A	A
Long Duration Total Return Bond Fund	A	A	D	A	D
Strategic Commodity Fund	E	A	E	A	D
Global Bond Fund	A	A	A	A	A
Infrastructure Income Fund	A	A	A	A	A
Income Fund	A	A	A	A	A
Emerging Markets Local Currency Bond Fund	A	A	A	A	A
Multi-Asset Growth Fund	D	A	A	A	A
Multi-Asset Trend Fund	A	A	D	A	A
Shiller Enhanced CAPE®	A	E	C	A	E
Shiller Enhanced International CAPE®	A	A	A	A	D
Real Estate and Income Fund	A	A	A	A	E
Aggregate Dollar Range of Equity Securities in all Registered Investment Companies Overseen by Trustee in Family of Investment Companies(1)	E	E	E	E	E

(1)

The term “Family of Investment Companies” as used herein includes the Funds, DoubleLine Opportunistic Credit Fund, DoubleLine Income Solutions Fund, DoubleLine Yield Opportunities Fund and one additional series of DoubleLine Funds Trust, which is a registered investment company whose shares are offered on a limited basis and through separate offering materials.

Trustee Interest in Advisers, Distributor or Affiliates

As of the end of the most recently completed calendar year, neither the Independent Trustees nor members of their immediate families own or have owned securities beneficially or of record in the Advisers, Quasar Distributors, LLC (the “Distributor”), or any related party of the Advisers or Distributor during the past two calendar years, as shown by the chart below. As of the end of the most recently completed calendar year, neither the Independent Trustees nor members of their immediate families, have or had a direct or indirect interest, the value of which exceeds $120,000 in the Advisers, the Distributor, or any of their affiliates during the past two calendar years.

Name of Trustee	Name of Owners and Relationship to Trustee	Company	Title of Class	Value of Securities	Percentage of Class
Joseph J. Ciprari	None	None	None	None	None
John C. Salter	None	None	None	None	None
Raymond B. Woolson	None	None	None	None	None

Trustee Material Interest in Any Transactions with Advisers, Distributor or Affiliates

During the two most recently completed calendar years, neither the Independent Trustees nor members of their immediate family, have conducted any transactions (or series of transactions) in which the amount involved exceeds $120,000 and to which an Adviser, the Distributor, or any affiliate of an Adviser or Distributor was a party.

Compensation of Independent Trustees

The following table shows the annual compensation paid to each Trustee who is not an employee of an Adviser or its affiliates or related parties for his services as Trustee of the Trust, DoubleLine Opportunistic Credit Fund, DoubleLine Income Solutions Fund, and DoubleLine Yield Opportunities Fund and, if applicable, the compensation paid to a Trustee for his service as the Audit Committee Chair and/or the lead Independent Trustee (such compensation being in addition to the fees received for serving on the Board) of the Board of the Trust, DoubleLine Opportunistic Credit Fund, DoubleLine Income Solutions Fund, and DoubleLine Yield Opportunities Fund. The Interested Trustees do not receive any compensation from the Funds for serving as Interested Trustee or officers of the Funds. Compensation is paid on a quarterly basis.

Position	Annual Compensation
Trustee	$400,000
Audit Committee Chair	$21,600
Lead Independent Trustee	$25,000

The fees shown above are prorated among the Funds, DoubleLine Opportunistic Credit Fund, DoubleLine Income Solutions Fund, DoubleLine Yield Opportunities Fund, one additional series of DoubleLine Funds Trust, which is a registered investment company whose shares are offered on a limited basis and through separate offering materials. The Funds will also reimburse the Trustees for travel and other out-of-pocket expenses incurred in connection with attending such meetings of the Trustees.

The Trust has adopted a deferred compensation plan that allows the Independent Trustees to defer payment of compensation earned to a future period. Any compensation deferred under the plan will earn an investment return based on the return of shares of one or more Funds designated by the Trustee in advance.

The following table shows the compensation paid to each Trustee by the Trust and the Fund Complex for the fiscal year ended March 31, 2022.

Aggregate Compensation from the Funds
	Independent Trustees			Interested Trustees
FUND NAME	Joseph J. Ciprari	John C. Salter(1)	Raymond B. Woolson(1)	Jeffrey E. Gundlach(2)	Ronald Redell(3)
Total Return Bond Fund	$170,333	$170,333	$188,359	None	None
Core Fixed Income Fund	$39,720	$39,720	$43,924	None	None
Emerging Markets Fixed Income Fund	$2,970	$2,970	$3,285	None	None
Low Duration Bond Fund	$24,820	$24,820	$27,447	None	None
Floating Rate Fund	$1,082	$1,082	$1,197	None	None
Flexible Income Fund	$4,375	$4,375	$4,839	None	None
Low Duration Emerging Markets Fixed Income Fund	$873	$873	$965	None	None
Long Duration Total Return Bond Fund	$276	$276	$306	None	None
Global Bond Fund	$2,629	$2,629	$2,908	None	None
Infrastructure Income Fund	$1,996	$1,996	$2,207	None	None
Income Fund	$448	$448	$494	None	None
Emerging Markets Local Currency Bond Fund	$34	$34	$37	None	None
Multi-Asset Growth Fund	$101	$101	$112	None	None
Multi-Asset Trend Fund	$40	$40	$44	None	None
Strategic Commodity Fund	$670	$670	$741	None	None
Shiller Enhanced CAPE®	$32,337	$32,337	$35,760	None	None
Shiller Enhanced International CAPE®	$258	$258	$285	None	None
Real Estate and Income Fund	$56	$56	$61	None	None
Total Compensation from the Fund Complex Paid to Trustees(4)	$400,000	$400,000	$446,600	None	None

(1)	Includes amounts deferred as part of the Trust’s deferred compensation plan.

(2)	Mr. Gundlach is an Interested Trustee of the Trust.

(3)	Mr. Redell is an Interested Trustee of the Trust.

(4)

The term “Fund Complex” as used herein includes the Funds, DoubleLine Opportunistic Credit Fund, DoubleLine Income Solutions Fund, DoubleLine Yield Opportunities Fund, and two additional series of DoubleLine Funds Trust, one of which is offered through a separate statement of additional information and the other of which is a registered investment company whose shares are offered on a limited basis and through separate offering materials. For the fiscal year ended March 31, 2022, Trustees’ fees and expenses in the amount of $1,246,600 were incurred by the Fund Complex and includes compensation of $620, $620, and $686 for Mr. Ciprari, Mr. Salter, and Mr. Woolson, respectively, from the DoubleLine Ultra Short Bond Fund, which liquidated prior to the date of this SAI.

Additional Information

Derivative Claims of Shareholders. The Trust’s Declaration of Trust, as amended (the “Declaration”), contains provisions regarding derivative claims of shareholders. In addition to the requirements set forth in Section 3816 of the Delaware Statutory Trust Act (the “Delaware Act”), a shareholder may bring a derivative action on behalf of the Trust only if the shareholder or a group of shareholders first makes a pre-suit demand upon the Trustees to bring the subject action, unless a demand on the Trustees to bring such action is excused. A demand on the Trustees shall only be excused if a majority of the Board of Trustees, or a majority of any committee established by the Board to consider the merits of such action, has a personal financial interest in the action at issue. Unless a demand is excused pursuant to the Declaration, shareholders eligible to bring such derivative action under the Delaware Act who collectively hold Fund shares representing 10% or more of the total net asset value of all outstanding shares of the Trust, or of the series (or classes) to which such action relates if it does not relate to all series and classes, shall join in the demand for the Trustees to commence such action. Furthermore, unless a demand is excused pursuant to the Declaration, the Trustees must be afforded a reasonable amount of time to consider such shareholder demand and to investigate the basis of such action. The Trustees, at the expense of the Trust, shall be entitled to retain counsel or other advisors to consider the merits of the demand. The Trustees may designate a committee of one or more Trustees to consider a shareholder demand if necessary to create a committee with a majority of Trustees who are “independent trustees” (as such term is defined in the Delaware Act). The foregoing provisions apply to derivative claims and generally will not operate to limit rights of actions provided to shareholders under the Federal securities laws and brought by such shareholders. The foregoing is intended only as a summary and is qualified in its entirety by reference to the full text of the Declaration, which is on file with the SEC.

Retirement Policy

The Trust has not adopted a retirement policy for their respective trustees.

Officers

The officers of the Trust who are not also trustees of the Trust are included in the table below. The business address for each officer is c/o DoubleLine Funds, 2002 North Tampa Street, Suite 200, Tampa, Florida 33602.

Name and Year of Birth	Position(s) Held with Trust	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years
Henry V. Chase, 1949	Treasurer and Principal Financial and Accounting Officer	Indefinite/Since January 2020	Treasurer and Principal Financial and Accounting Officer, DoubleLine Funds Trust (since January 2020); Treasurer and Principal Financial and Accounting Officer, DoubleLine Yield Opportunities Fund (since January 2020); Treasurer and Principal Financial and Accounting Officer, DoubleLine Income Solutions Fund (since January 2020); Treasurer and Principal Financial and Accounting Officer, DoubleLine Opportunistic Credit Fund (since January 2020); Chief Financial Officer, DoubleLine Capital (since January 2013). Formerly, Vice President, DoubleLine Yield Opportunities Fund (since November 2019); Vice President, DoubleLine Income Solutions Fund (since May 2019); Vice President, DoubleLine Funds Trust (since May 2019); Vice President, DoubleLine Opportunistic Credit Fund (since May 2019).

Youse Guia, 1972	Chief Compliance Officer	Indefinite/Since March 2018	Chief Compliance Officer, DoubleLine Yield Opportunities Fund (since November 2019); Chief Compliance Officer, DoubleLine Capital (since March 2018); Chief Compliance Officer, DoubleLine Equity LP (since March 2018); Chief Compliance Officer, DoubleLine Funds Trust (since March 2018); Chief Compliance Officer, DoubleLine Opportunistic Credit Fund (since March 2018); Chief Compliance Officer, DoubleLine Income Solutions Fund (since March 2018). Formerly, Executive Vice President and Deputy Chief Compliance Officer, Pacific Investment Management Company LLC (“PIMCO”) (from April 2014 to February 2018); Chief Compliance Officer, PIMCO Managed Accounts Trust (from September 2014 to February 2018); Chief Compliance Officer, PIMCO-sponsored closed-end funds (from September 2014 to February 2018); Chief Compliance Officer, PIMCO Flexible Credit Income Fund (from February 2017 to February 2018). Formerly, Head of Compliance, Allianz Global Investors U.S. Holdings LLC (from October 2012 to March 2014); Chief Compliance Officer, Allianz Funds, Allianz Multi-Strategy Trust, Allianz Global Investors Sponsored Closed-End Funds, Premier Multi-Series VIT and The Korea Fund, Inc. (from October 2004 to December 2013).
Winnie Han, 1988	Assistant Treasurer	Indefinite/Since May 2017	Assistant Treasurer, DoubleLine Yield Opportunities Fund (since November 2019); Assistant Treasurer, DoubleLine Income Solutions Fund (since May 2017); Assistant Treasurer, DoubleLine Funds Trust (since May 2017); Assistant Treasurer, DoubleLine Opportunistic Credit Fund (since May 2017); Assistant Treasurer, DoubleLine Capital (since March 2017); Formerly, Investment Accounting Supervisor, Alexandria Real Estate Equities, Inc. (June 2016 to March 2017); Formerly, Manager, PricewaterhouseCoopers (January 2011 to June 2016).

Cris Santa Ana, 1965	Vice President and Secretary	Indefinite/Vice President Since April 2011; Indefinite/Secretary Since July 2018	Vice President and Secretary, DoubleLine Yield Opportunities Fund (since November 2019); Secretary, DoubleLine Income Solutions Fund (since July 2018); Secretary, DoubleLine Opportunistic Credit Fund (since July 2018); Secretary, DoubleLine Funds Trust (since July 2018); Vice President, DoubleLine Yield Opportunities Fund (since November 2019); Vice President, DoubleLine Income Solutions Fund (since January 2013); Vice President, DoubleLine Opportunistic Credit Fund (since July 2011); Vice President, DoubleLine Funds Trust (since April 2011); Chief Risk Officer, DoubleLine Capital (since June 2010). Formerly, Chief Operating Officer, DoubleLine Capital (from December 2009 through May 2010).
Earl A. Lariscy, 1966	Vice President	Indefinite/Since May 2012	Vice President and Assistant Secretary, DoubleLine Yield Opportunities Fund (since November 2019); Vice President and Assistant Secretary, DoubleLine Income Solutions Fund (since January 2013); Vice President, DoubleLine Funds Trust (since May 2012); Vice President and Assistant Secretary, DoubleLine Opportunistic Credit Fund (since May 2012 and inception, respectively); General Counsel, DoubleLine Capital (since April 2010).
David Kennedy, 1964	Vice President	Indefinite/Since May 2012	Vice President, DoubleLine Yield Opportunities Fund (since November 2019); Vice President, DoubleLine Income Solutions Fund (since January 2013); Vice President, DoubleLine Funds Trust (since May 2012); Vice President, DoubleLine Opportunistic Credit Fund (since May 2012); Manager, Trading and Settlements, DoubleLine Capital (since December 2009).
Patrick A. Townzen, 1978	Vice President	Indefinite/Since September 2012	Vice President, DoubleLine Yield Opportunities Fund (since November 2019); Vice President, DoubleLine Income Solutions Fund (since January 2013); Vice President, DoubleLine Funds Trust (since September 2012); Vice President, DoubleLine Opportunistic Credit Fund (since September 2012); Director of Operations, DoubleLine Capital (since March 2018). Formerly, Manager of Operations, DoubleLine Capital (from September 2012 to March 2018).

Brady J. Femling, 1987	Vice President	Indefinite/Since May 2017	Vice President, DoubleLine Yield Opportunities Fund (since November 2019); Vice President, DoubleLine Income Solutions Fund (since May 2017); Vice President, DoubleLine Opportunistic Credit Fund (since May 2017); Vice President, DoubleLine Funds Trust (since May 2017); Senior Fund Accountant, DoubleLine Capital (Since April 2013). Fund Accounting Supervisor, ALPS Fund Services (From October 2009 to April 2013).
Neal L. Zalvan, 1973	Vice President	Indefinite/Vice President Since May 2016	Vice President, DoubleLine Yield Opportunities Fund (since November 2019); Vice President, DoubleLine Opportunistic Credit Fund (since May 2017); Vice President, DoubleLine Funds Trust (since May 2016); Vice President, DoubleLine Income Solutions Fund (since May 2016); Legal/Compliance, DoubleLine Group LP (since January 2013); Formerly, Anti-Money Laundering Officer, DoubleLine Yield Opportunities Fund (from November 2019 to September 2020); Anti-Money Laundering Officer, DoubleLine Capital, DoubleLine Opportunistic Credit Fund, DoubleLine Income Solutions Fund, DoubleLine Equity LP and DoubleLine Alternatives (from March 2016 to September 2020).
Adam D. Rossetti, 1978	Vice President	Indefinite/Since February 2019	Vice President, DoubleLine Yield Opportunities Fund (since November 2019); Vice President, DoubleLine Funds Trust (since February 2019); Vice President, DoubleLine Income Solutions Fund (since February 2019); Vice President, DoubleLine Opportunistic Credit Fund (since February 2019); Chief Compliance Officer, DoubleLine Alternatives (since June 2015); Legal/Compliance, DoubleLine Group LP (since April 2015). Formerly, Chief Compliance Officer, DoubleLine Capital (from August 2017 to March 2018); Chief Compliance Officer, DoubleLine Equity LP (from August 2017 to March 2018); Chief Compliance Officer, DoubleLine Funds Trust (from August 2017 to March 2018); Chief Compliance Officer, DoubleLine Income Solutions Fund (from August 2017 to March 2018); Chief Compliance Officer, DoubleLine Opportunistic Credit Fund (from August 2017 to March 2018); Vice President and Counsel, PIMCO (from April 2012 to April 2015).

Gheorghe Rotar, 1984	Vice President	Indefinite/Since February 2019

Vice President, DoubleLine Funds Trust (since February 2019); U.S. Funds Operations Manager, DoubleLine Group LP (since January 2018). Formerly, Operations Specialist, DoubleLine Group LP (from April 2014 to December 2017); Fund Operations, PIMCO (from September 2007 to April 2014).

Grace Walker, 1970	Assistant Treasurer	Indefinite/Since January 2020

Assistant Treasurer, DoubleLine Yield Opportunities Fund (since January 2020) Assistant Treasurer, DoubleLine Funds Trust (since January 2020); Assistant Treasurer, DoubleLine Income Solutions Fund (since January 2020); Assistant Treasurer, DoubleLine Opportunistic Credit Fund (since January 2020); Treasurer, DoubleLine Funds (Luxembourg) and DoubleLine Cayman Unit Trust (since March 2017). Formerly, Assistant Treasurer, DoubleLine Income Solutions Fund (from January 2013 to May 2017); Assistant Treasurer, DoubleLine Opportunistic Credit Fund (from March 2012 to May 2017); Assistant Treasurer, DoubleLine Funds Trust (from March 2012 to May 2017).

Dawn Oswald, 1980	Vice President	Indefinite/Since January 2020

Vice President, DoubleLine Yield Opportunities Fund (since January 2020); Vice President, Vice President, DoubleLine Funds Trust (since January 2020); DoubleLine Income Solutions Fund (since January 2020); Vice President, DoubleLine Opportunistic Credit Fund (since January 2020); Pricing Manager, DoubleLine Capital (since January 2018). Formerly, Operations Specialist, DoubleLine Capital (from July 2016 to January 2018). Global Securities Fixed Income Valuation Senior Analyst, Capital Group (from April 2015 to July 2016). Global Securities Fair Valuation Analyst, Capital Group (from January 2010 to April 2015).

Robert Herron, 1987	Vice President	Indefinite/Since June 2020	Vice President, DoubleLine Funds Trust (since June 2020); Vice President, DoubleLine Yield Opportunities Fund (since June 2020); Vice President, DoubleLine Income Solutions Fund (since June 2020); Vice President, DoubleLine Opportunistic Credit Fund (since June 2020). Manager-Risk Analytics, DoubleLine Capital (since January 2017); Formerly, Analyst-Risk Analytics, DoubleLine Capital (from October 2011 to January 2017).

Jose Sarmenta, 1975	Anti-Money Laundering Officer	Indefinite/Since September 2020	Anti-Money Laundering Officer, DoubleLine Funds Trust (since September 2020); Anti-Money Laundering Officer, DoubleLine Yield Opportunities Fund (since September 2020); Anti-Money Laundering Officer, DoubleLine Opportunistic Credit Fund (since September 2020); Anti-Money Laundering Officer, DoubleLine Income Solutions Fund (since September 2020); Compliance Analyst, DoubleLine Capital (since October 2019); Formerly, Compliance Manager, Anti-Money Laundering Manager for CIM Group (from November 2017 to October 2019); Governance and Risk Manager for PennyMac Financial Services Inc. (from July 2015 to November 2017).

INVESTMENT ADVISORY AGREEMENTS

DoubleLine Funds Trust and DoubleLine Capital are parties to Investment Management and Advisory Agreements (the “DoubleLine Capital Advisory Agreements”). DoubleLine Capital was organized in 2009 as a Delaware limited liability company, and was converted into a Delaware limited partnership on December 23, 2009. The general partner of DoubleLine Capital is DoubleLine Capital GP LLC, an entity that is majority owned by Jeffrey E. Gundlach. As a result, Mr. Gundlach may be deemed to control DoubleLine Capital. As of May 31, 2022, DoubleLine Capital had approximately $112.1 billion of assets under management.

DoubleLine Funds Trust and DoubleLine Alternatives are parties to an Investment Management Agreement (the “DoubleLine Alternatives Advisory Agreement” and, together with the DoubleLine Capital Advisory Agreements, the “Advisory Agreements”). DoubleLine Alternatives was organized in 2015 as a Delaware limited partnership. The general partner of DoubleLine Alternatives is RHE Group LLC. RHE Group LLC is owned by Messrs. Henry V. Chase, Earl A. Lariscy, and Ronald R. Redell. Therefore, each of Messrs. Chase, Lariscy, and Redell, may be deemed to control DoubleLine Alternatives. As of May 31, 2022, DoubleLine Alternatives had approximately $818.7 million of assets under management.

Pursuant to an investment sub-advisory agreement (the “Sub-Advisory Agreement”), DoubleLine Alternatives has engaged DoubleLine Capital to serve as sub-adviser to the Shiller Enhanced CAPE®, the Real Estate and Income Fund, and the Multi-Asset Trend Fund to manage the Funds’ investments in debt instruments.

DoubleLine Capital and DoubleLine Alternatives share certain personnel and other resources through contractual arrangements with DoubleLine Group LP. All investment personnel of the Advisers are employees of DoubleLine Group LP and provide services to the Advisers pursuant to contractual arrangements. The general partner of DoubleLine Group LP is DoubleLine Capital GP LLC, an entity that is majority owned by Jeffrey E. Gundlach. As a result, Mr. Gundlach may be deemed to control DoubleLine Group LP.

Under each Advisory Agreement, the Trust retains the Adviser to manage the investment of its assets, to place orders for the purchase and sale of its portfolio securities, to administer its day-to-day operations, and to be responsible for overall management of each respective Fund’s business affairs subject to the oversight of the Board of Trustees. The Adviser is responsible for obtaining and evaluating economic, statistical, and financial data and for formulating and implementing investment programs in furtherance of each Fund’s investment objective. This SAI and the related Prospectus assumes that DoubleLine Alternatives becomes the primary adviser and DoubleLine Capital becomes the sub-adviser to DoubleLine Shiller Enhanced CAPE® on July 29, 2022. See related discussion in “Management of the Funds—Advisory and Sub-Advisory Agreements” in the Prospectus. It is possible that that transition in the primary adviser from DoubleLine Capital to DoubleLine Alternatives is delayed and becomes effective only after the close of business on July 29, 2022. In that circumstance, DoubleLine Capital will continue to serve as the primary adviser through the close of business on July 29, 2022. In either case, the portfolio managers to the Fund and the investment advisory fees to which the Fund is subject will be as described herein.

Each Adviser furnishes to its respective Funds office space at such places as are agreed upon from time to time and all office facilities, business equipment, supplies, utilities and telephone service necessary for managing the affairs and investments and arranges for officers or employees of the Adviser to serve, without compensation from the Trust, as officers, trustees or employees of the Trust if desired and reasonably required by the Trust.

Each Fund pays a monthly fee to its respective Adviser, calculated at the following annual rate (as a percentage of each Fund’s average daily NAV):

Total Return Bond Fund	0.40%
Core Fixed Income Fund	0.40%
Emerging Markets Fixed Income Fund	0.75%
Low Duration Bond Fund	0.35%
Floating Rate Fund	0.50%
Flexible Income Fund	0.62%
Low Duration Emerging Markets Fixed Income Fund	0.50%
Long Duration Total Return Bond Fund	0.35%
Global Bond Fund	0.50%
Infrastructure Income Fund	0.50%
Income Fund	0.50%
Emerging Markets Local Currency Bond Fund	0.75%
Multi-Asset Growth Fund	0.95%
Multi-Asset Trend Fund	0.50%
Strategic Commodity Fund	0.90%
Shiller Enhanced CAPE®	0.45%
Shiller Enhanced International CAPE®	0.50%
Real Estate and Income Fund	0.45%

Each Adviser has agreed to waive its investment advisory fee and to reimburse other ordinary operating expenses of each Fund listed below, as applicable, to the extent necessary to limit the ordinary operating expenses of each class of the Funds to an amount not to exceed the following annual rates (based on each class of shares’ average daily net assets):

	Class I	Class N	Class A	Class C	Class R6	Expiration
Emerging Markets Fixed Income Fund	0.95%	1.20%	–	–	–	July 31, 2023
Low Duration Bond Fund	0.47%	0.72%	–	–	0.42%	July 31, 2023
Floating Rate Fund	0.75%	1.00%	–	–	–	July 31, 2023
Flexible Income Fund	0.82%	1.07%	–	–	0.77%	July 31, 2023
Low Duration Emerging Markets Fixed Income Fund	0.59%	0.84%	–	–	–	July 31, 2023
Long Duration Total Return Bond Fund	0.50%	0.75%	–	–	–	July 31, 2023
Strategic Commodity Fund	1.10%	1.35%	–	–	–	July 31, 2023
Global Bond Fund	0.70%	0.95%	–	–	–	July 31, 2023
Infrastructure Income Fund	0.65%	0.90%	–	–	–	July 31, 2023
Income Fund	0.65%	0.90%	–	–	–	July 31, 2023
Emerging Markets Local Currency Bond Fund	0.90%	1.15%	–	–	–	July 31, 2023
Multi-Asset Growth Fund	1.15%	1.40%	1.40%	2.15%	–	July 31, 2023
Multi-Asset Trend Fund	0.65%	0.90%	–	–	–	July 31, 2023
Shiller Enhanced CAPE®	0.65%	0.90%	–	–	0.60%	July 31, 2023
Shiller Enhanced International CAPE®	0.65%	0.90%	–	–	–	July 31, 2023
Real Estate and Income Fund	0.65%	0.90%	–	–	–	July 31, 2023

Ordinary operating expenses exclude taxes, commissions, mark-ups, litigation expenses, indemnification expenses, interest expenses, Acquired Fund Fees and Expenses, and any extraordinary expenses. The expense limitations described above will apply until the expiration date noted in the table. However, these expense limitations may be terminated by a Fund’s Board of Trustees at any time.

Each Adviser is permitted to be reimbursed for fee waivers and/or expense reimbursements it makes to a Fund in the three fiscal years after the fiscal year in which such amounts were waived or reimbursed. Each Fund must pay its current ordinary operating expenses before the Adviser is entitled to any reimbursement of fees waived and/or expenses reimbursed. Any such reimbursement requested by the Adviser is subject to review and approval by the Fund’s Board of Trustees and will be subject to the Fund’s expense limitations in place when the fees were waived or the expenses were reimbursed. Additionally, the Adviser would generally seek recoupment only in accordance with the terms of any expense limitation of the Fund that is in place at the time of recoupment. The expense limitations in place for the Emerging Markets Fixed Income Fund, the Low Duration Bond Fund, the Floating Rate Fund, Shiller Enhanced CAPE®, the Flexible Income Fund, the Low Duration Emerging Markets Fixed Income Fund, the Strategic Commodity Fund, the Infrastructure Income Fund, Shiller Enhanced International CAPE®, and the Real Estate and Income Fund have remained the same since the inception of each of those Funds and are described above.

DoubleLine Capital or DoubleLine Alternatives, as applicable, has contractually waived a portion of its fees or reimbursed certain operating expenses and, as of March 31, 2022, was entitled to recapture the amounts shown below no later than the dates stated below:

Fund	Date of Expiration March 31,
	2023	2024	2025
Total Return Bond Fund	--	--	--
Core Fixed Income Fund	--	--	--
Emerging Markets Fixed Income Fund	--	--	--
Low Duration Bond Fund	$3	--	--
Floating Rate Fund	--	--	--
Flexible Income Fund	--	--	--
Low Duration Emerging Markets Fixed Income Fund	$91,791	$171,094	$236,853
Long Duration Total Return Bond Fund	$31,792	$31,892	$27,645
Global Bond Fund	--	--	--
Infrastructure Income Fund	--	--	--
Income Fund(1)	$219,563	$79,680	$100,221
Emerging Markets Local Currency Bond Fund(1)	$388,277	$161,999	$182,623
Multi-Asset Growth Fund	$70,875	$163,391	$132,394
Multi-Asset Trend Fund(1)	--	$99,689	$596,575
Strategic Commodity Fund	--	--	--
Shiller Enhanced CAPE®	--	--	--
Shiller Enhanced International CAPE®	$93,238	$124,784	$120,695
Real Estate and Income Fund	$310,642	$32,734	$172,146

(1)

The Income Fund commenced operations on September 3, 2019. The Emerging Markets Local Currency Bond Fund commenced operations on June 28, 2019. The Multi-Asset Trend Fund commenced operations on February 26, 2021.

When a Fund invests in other DoubleLine funds, the Adviser has contractually agreed to waive its advisory fee in an amount equal to the advisory fees paid by the other DoubleLine funds in respect of Fund assets so invested. This waiver agreement will apply until at least July 29, 2023, except that it may be terminated at any time with the consent of the Board of Trustees.

Except for expenses specifically assumed by the Advisers under the Advisory Agreements, each Fund bears all expenses incurred in its operations. Fund expenses include the fee of the Fund’s Adviser; expenses of the Plan of Distribution pursuant to Rule 12b-1; compensation and expenses of trustees who are not officers or employees of the Adviser; registration, filing and other fees in connection with filings with states and other regulatory authorities; fees and expenses of independent accountants; the expenses of printing and mailing proxy statements and shareholder reports; custodian and transfer and dividend disbursing agent charges and sub-transfer agency and shareholder servicing expenses; brokerage fees and commissions and securities transaction costs; taxes and government fees; legal fees; the fees of any trade association; the costs of the administrator and fund accountant; compliance support services; the cost of stock certificates, if any, representing shares of the Fund; organizational expenses; expenses of shareholder and trustee meetings; the cost and expense of printing, including typesetting, and distributing prospectuses and supplements thereto to the Fund’s shareholders; premiums for the fidelity bond and any directors and officers/errors and omissions insurance; interest and taxes; certain diligence-related costs (see the section entitled “Brokerage, Allocation and Other Trading Practices - Certain diligence-related transaction costs” in this SAI); and any other ordinary or extraordinary expenses incurred in the course of the Fund’s business. The Rule 12b-1 fees and shareholder servicing expenses relating to the Class A, Class C and Class N shares will be directly allocated to that class.

Each Advisory Agreement will continue in effect as to the relevant Fund initially for two years and thereafter from year to year if such continuance is specifically approved at least annually by (a) the Board of Trustees or by the vote of a majority of the outstanding voting securities of the Fund, and (b) vote of a majority of the Trustees who are not interested persons of the Trust or the Adviser (the Independent Trustees), cast in person at a meeting called for the purpose of voting on such approval. Each Advisory Agreement may be terminated without penalty at any time on 60 days’ written notice, by vote of a majority of the Board of Trustees or by vote of a majority of the outstanding voting securities of the Fund. Each Advisory Agreement terminates automatically in the event of its assignment.

Each Advisory Agreement also provides that the Adviser shall not be liable to the Trust for any actions or omissions except for liability resulting from its gross negligence, willful misfeasance, bad faith, or from reckless disregard of its duties.

DoubleLine Capital has entered into an Investment Management Agreement with DoubleLine Cayman Multi-Asset Growth Fund I Ltd., a wholly-owned subsidiary of the Multi-Asset Growth Fund (the “MAG Subsidiary Advisory Agreement”), and the terms of the MAG Subsidiary Advisory Agreement are substantially similar to the terms of the Advisory Agreement.

DoubleLine Alternatives has entered into an Investment Management Agreement with DoubleLine Strategic Commodity Ltd., a wholly-owned subsidiary of the Strategic Commodity Fund (the “Commodity Subsidiary Advisory Agreement”), and the terms of the Commodity Subsidiary Advisory Agreement are substantially similar to the terms of the DoubleLine Alternatives Advisory Agreement.

DoubleLine Alternatives has entered into an Investment Management Agreement with DoubleLine Multi Asset Trend Ltd., a wholly-owned subsidiary of DoubleLine Multi Asset Trend Fund (the “Multi Asset Trend Subsidiary Advisory Agreement”), and the terms of the Multi Asset Trend Subsidiary Advisory Agreement are substantially similar to the terms of the DoubleLine Alternatives Advisory Agreement.

For its services as sub-adviser to the Shiller Enhanced CAPE®, Real Estate and Income Fund, and Multi-Asset Trend Fund, DoubleLine Capital is not compensated directly by the Shiller Enhanced CAPE®, Real Estate and Income Fund, or Multi-Asset Trend Fund, but is paid by DoubleLine Alternatives. DoubleLine Alternatives pays a monthly fee to DoubleLine Capital, calculated at the annual rate (as a percentage of the Shiller Enhanced CAPE® and Real Estate and Income Fund’s respective average daily NAV) of 0.225% and (as a percentage of the Multi-Asset Trend Fund’s average daily NAV) 0.25%. Under the Sub-Advisory Agreement, DoubleLine Alternatives retains DoubleLine Capital to manage the Shiller Enhanced CAPE®, Real Estate and Income Fund, and the Multi-Asset Trend Fund’s investments in debt instruments. The Sub-Advisory Agreement will continue in effect as to the Shiller Enhanced CAPE®, Real Estate and Income Fund, and Multi-Asset Trend Fund initially for two years and thereafter from year to year if such continuance is specifically approved at least annually by (a) the Board of Trustees or by the vote of a majority of the outstanding voting securities of the Shiller Enhanced CAPE®, Real Estate and Income Fund, or Multi-Asset Trend Fund, and (b) vote of a majority of the Independent Trustees, cast in person at a meeting called for the purpose of voting on such approval. The Sub-Advisory Agreement may be terminated without penalty at any time on 60 days’ written notice, by vote of a majority of the Board of Trustees or by vote of a majority of the outstanding voting securities of the Shiller Enhanced CAPE®, Real Estate and Income Fund, or Multi-Asset Trend Fund. The Sub-Advisory Agreement terminates automatically in the event of its assignment.

The Sub-Advisory Agreement also provides that DoubleLine Capital shall not be liable to DoubleLine Alternatives or to the Trust for any actions or omissions except for liability resulting from its gross negligence, willful misfeasance, bad faith, or from reckless disregard of its duties.

Advisory fees, fee waivers and expense reimbursements/(recoupment) for the past three fiscal years were as follows:

Fiscal year ending March 31, 2020:	Gross Advisory Fee Accrued	Fee Waiver/Expense Reimbursement	Fees and/or Expenses Recouped by Adviser	Net Advisory Fee Paid(3)
Total Return Bond Fund	$215,671,865	$(267,591)(2)	$0	$215,404,274
Core Fixed Income Fund	$49,736,338	$(7,093,767)(2)	$0	$42,642,571
Emerging Markets Fixed Income Fund	$9,047,173	$0	$0	$9,047,173
Low Duration Bond Fund	$26,431,763	$(247,417)(2)	$(3)	$26,184,343
Floating Rate Fund	$1,678,045	$0	$0	$1,678,045
Flexible Income Fund	$8,866,577	$(505,948)(2)	$0	$8,360,629
Low Duration Emerging Markets Fixed Income Fund	$1,129,165	$(91,791)	$0	$1,037,374
Long Duration Total Return Bond Fund	$461,547	$(31,792)	$0	$429,755
Global Bond Fund	$5,967,117	$0	$0	$5,967,117
Infrastructure Income Fund	$2,728,423	$0	$0	$2,728,423
Income Fund(1)	$241,766	$(229,850)	$0	$11,916
Emerging Markets Local Currency Bond Fund(1)	$55,287	$(393,049)(2)	$0	$0
Multi-Asset Growth Fund	$1,319,251	$(203,053)(2)	$0	$1,116,198
Strategic Commodity Fund	$3,752,572	$0	$57,047	$3,809,619
Shiller Enhanced CAPE®	$33,207,861	$(395,489)(2)	$0	$32,812,372
Shiller Enhanced International CAPE®	$310,545	$(111,355)(2)	$0	$199,190
Real Estate and Income Fund	$616,665	$(321,616)(2)	$0	$295,049

Fiscal year ending March 31, 2021:	Gross Advisory Fee Accrued	Fee Waiver/Expense Reimbursement	Fees and/or Expenses Recouped by Adviser	Net Advisory Fee Paid(3)
Total Return Bond Fund	$204,845,290	$(139,837)(2)	$0	$204,705,453
Core Fixed Income Fund	$46,596,111	$(6,332,041)(2)	$0	$40,264,070
Emerging Markets Fixed Income Fund	$6,189,192	$0	$0	$6,189,192
Low Duration Bond Fund	$23,417,093	$(218,968)(2)	$0	$23,198,125
Floating Rate Fund	$981,487	$0	$0	$981,487
Flexible Income Fund	$7,002,229	$(343,811)(2)	$0	$6,658,418
Low Duration Emerging Markets Fixed Income Fund	$1,180,624	$(171,094)	$0	$1,009,530
Long Duration Total Return Bond Fund	$350,120	$(31,892)	$0	$318,228
Global Bond Fund	$4,931,043	$0	$0	$4,931,043
Infrastructure Income Fund	$2,896,449	$0	$0	$2,896,449
Income Fund	$435,296	$(79,680)	$0	$355,616
Emerging Markets Local Currency Bond Fund	$72,811	$(161,999)	$0	$(89,188)(3)
Multi-Asset Growth Fund	$306,925	$(197,561)(2)	$0	$109,364
Multi-Asset Trend Fund(1)	$4,510	$(102,469)(2)	$0	$(97,959)(3)
Strategic Commodity Fund	$1,285,366	$(63,423)	$0	$1,221,943
Shiller Enhanced CAPE®	$33,895,646	$(299,172)(2)	$0	$33,596,474
Shiller Enhanced International CAPE®	$219,522	$(136,378)(2)	$0	$83,144
Real Estate and Income Fund	$408,062	$(23,048)	$0	$385,014

Fiscal year ending March 31, 2022:	Gross Advisory Fee Accrued	Fee Waiver/Expense Reimbursement	Fees and/or Expenses Recouped by Adviser	Net Advisory Fee Paid(3)
Total Return Bond Fund	$195,068,766	$0	$0	$195,068,766
Core Fixed Income Fund	$45,859,149	$(5,064,153)(2)	$0	$40,794,996
Emerging Markets Fixed Income Fund	$6,415,121	$0	$0	$6,415,121
Low Duration Bond Fund	$25,884,860	$0	$0	$25,884,860
Floating Rate Fund	$1,683,898	$0	$0	$1,683,898
Flexible Income Fund	$7,915,813	$(197,185)(2)	$0	$7,718,628
Low Duration Emerging Markets Fixed Income Fund	$1,292,450	$(236,853)	$0	$1,055,597
Long Duration Total Return Bond Fund	$267,128	$(27,645)	$0	$239,483
Global Bond Fund	$3,405,346	$0	$0	$3,405,346
Infrastructure Income Fund	$2,861,864	$0	$0	$2,861,864
Income Fund	$644,403	$(100,221)	$10,287	$554,469
Emerging Markets Local Currency Bond Fund	$72,275	$(182,623)	$4,772	$(105,576)(3)
Multi-Asset Growth Fund	$286,277	$(156,262)(2)	$0	$130,015
Multi-Asset Trend Fund	$61,398	$(634,151)(2)	$0	$(572,753)(3)
Strategic Commodity Fund	$1,867,977	$0	$129,454	$1,997,431
Shiller Enhanced CAPE®	$42,637,745	$(203,130)(2)	$0	$42,434,615
Shiller Enhanced International CAPE®	$425,134	$(152,759)(2)	$1,376	$273,751
Real Estate and Income Fund	$73,048	$(172,146)	$0	$(99,098)(3)

(1)

The Income Fund commenced operations on September 3, 2019. The Emerging Markets Local Currency Bond Fund commenced operations on June 28, 2019. The Multi-Asset Trend Fund commenced operations on February 26, 2021.

(2)	Amount includes advisory fees waived with respect to investments in other investment vehicles sponsored or advised by an Adviser and not subject to recoupment.
(3)	A negative amount indicates advisory fees waived and expenses reimbursed in excess of the advisory fees accrued.

CODE OF ETHICS

Both the Trust and the Advisers have adopted a joint code of ethics under Rule 17j-1 of the 1940 Act (the “Code of Ethics”). While the Code of Ethics permits personnel subject thereto to invest in securities, including securities that may be purchased or held by the Funds, they also subject such personnel, other than Trustees of the Funds that are not interested persons of the Funds within the meaning of Section 2(a)(19) of the 1940 Act, to a number of procedures and prohibitions with respect to investment activities. These procedures include (1) reporting, including on a quarterly and annual basis, of accounts, position and transaction information, other than positions in certain securities that are excluded from the reporting requirements of Rule 17j-1(d); (2) pre-clearance of securities transactions other than transactions in certain excluded securities and other than certain exclusions based on de minimis trade sizes; and (3) a pre-approval requirement with respect to the purchase of any securities in a private placement, initial public offering or limited offering. The Code of Ethics also prohibits the investment by subject personnel in (1) any security on each Adviser’s list of restricted securities; (2) uncovered short sales; and (3) uncovered options. Additional restrictions and prohibitions also apply to certain investment personnel subject to the Code of Ethics, including portfolio managers. The Distributor relies on the principal underwriters exception under Rule 17j-1(c)(3), of the 1940 Act, specifically where the Distributor is not affiliated with the Trust or the Adviser, and no officer, director or general partner of the Distributor serves as an officer, director or general partner of the Trust or the Adviser.

PROXY VOTING POLICIES

The determination of how to vote proxies relating to a Fund’s portfolio securities is made by the Fund’s Adviser pursuant to its written proxy voting policies and procedures (the “Proxy Policy”), which have been adopted pursuant to Rule 206(4)-6 under the Investment Advisers Act of 1940, as amended (the “Advisers Act”). The Proxy Policy also applies to any voting rights and/or consent rights on behalf of the portfolio securities, with respect to debt securities, including but not limited to, plans of reorganization, and waivers and consents under applicable indentures.

The Proxy Policy is designed and implemented in a manner reasonably expected to ensure that voting and consent rights are exercised in the best interests of the Funds and their shareholders. To assist DoubleLine in carrying out its proxy voting obligations, on behalf of the Advisers, DoubleLine Group has retained a third-party proxy voting service provider, currently Glass, Lewis & Co. (“Glass Lewis”), as their proxy voting agent. Pursuant to an agreement with DoubleLine Group, Glass Lewis obtains proxy ballots with respect to securities held by a Fund, evaluates the individual facts and circumstances relating to any proposal, and generally votes on any such proposal in accordance with the guidelines set forth in Appendix B attached hereto (the “Guidelines”). In the event that a proposal is not adequately addressed by the Guidelines, Glass Lewis will make a recommendation to the Fund’s Adviser as to how to vote on such proposal, which the Adviser may accept or reject in accordance with the Proxy Policy. The Advisers’ personnel are responsible for managing the relationship with Glass Lewis and/or any other third-party proxy voting service provider and for overseeing its compliance with the Proxy Policy. An Adviser, in its discretion, may retain another third-party proxy voting service provider in addition to or in lieu of Glass Lewis.

In connection with exercising a voting or consent right on behalf of a Fund, the Fund’s Adviser will monitor for material conflicts of interest arising between the Adviser and the Fund in accordance with the Proxy Policy. If no conflict exists, the Adviser will vote the proxy on a case-by-case basis in the best interest of each client under the circumstances in accordance with the Proxy Policy, as discussed above.

If a material conflict does exist, the Fund’s Adviser will seek to resolve any such conflict in accordance with the Proxy Policy, which seeks to resolve such conflict in the Fund’s best interest by pursuing any one of the following courses of action: (i) voting (or not voting) in accordance with the guidelines included in the Proxy Policy; (ii) convening a Proxy Voting Committee meeting to assess available measures to address the conflict and implementing those measures; (iii) voting in accordance with the recommendation of an independent third-party service provider chosen by the Proxy Voting Committee; (iv) voting (or not voting) in accordance with the instructions of the Fund’s Board of Trustees, or any committee thereof; or (v) not voting with respect to the proposal if consistent with DoubleLine’s fiduciary obligations. In voting proxies, including those in which a material conflict may be determined to exist, the Fund’s Adviser may also consider the factors and guidelines included in its Proxy Policy.

In certain limited circumstances, particularly in the area of structured finance, a Fund’s Adviser may enter into voting agreements or other contractual obligations that govern the voting of shares and, in such cases, will vote any proxy in accordance with such agreement or obligation.

In addition, where an Adviser determines that there are unusual costs and/or difficulties associated with voting a proxy, which more typically might be the case with respect to proposals relating to non-U.S. issuers, the Adviser reserves the right to not vote on such a proposal unless it determines that the potential benefits of voting on such proposal exceed the expected cost to the relevant Fund.

Each Adviser supervises and periodically reviews its proxy voting activities and implementation of the Proxy Policy. Information about how a Fund voted proxies relating to portfolio securities held during the most recent twelve month period ended June 30th is available no later than the following August 31st without charge, upon request, by calling 877-DLine11 (877-354-6311) and on the SEC’s website at http://www.sec.gov.

Copies of the written Proxy Policy are available by calling 877-DLine11 (877-354-6311).

CONTROL PERSONS AND PRINCIPAL HOLDERS OF SECURITIES

Except as noted below in the table, to the Trust’s knowledge, no persons own of record 5% or more of any class of shares of a Fund, and no person is reflected on the books and records of the Trust as owning beneficially 5% or more of the outstanding shares of any class of any Fund of the Trust as of July 1, 2022. A shareholder who beneficially owns 25% or more of a Fund is presumed to control that Fund and such shareholders will be able to affect the outcome of matters presented for a vote of that Fund’s shareholders. Persons controlling a Fund may be able to determine the outcome of any proposal submitted to the shareholders for approval, including changes to the Fund’s fundamental policies or the terms of the Advisory Agreement with the Adviser. To the Trust’s knowledge, as of July 1, 2022, Mr. Redell owned approximately 1.4% of Class I Shares of Real Estate and Income Fund, and except as disclosed herein, as of July 1, 2022, the Trustees and officers of the Trust, as a group, did not own more than 1% of the outstanding shares of any other class of a Fund of the Trust. The Advisers or their related parties or other investment companies sponsored or managed by the Advisers may invest in certain of the Funds, and may at certain times own all, substantially all or a substantial portion of such Funds’ shares during the Funds’ start-up period, in which case such investors may be deemed to control the Funds. There can be no assurance that any investor will maintain any investment in a Fund and any such investor may redeem its investment in a Fund at any time without notice. The Emerging Markets Local Currency Bond Fund, Real Estate and Income Fund, and Multi-Asset Trend Fund may be deemed to be controlled by DoubleLine Asset Management Company, LLC (“DAMCO”), which made an initial investment in the Funds and continues to hold more than a majority of the outstanding shares of the Funds as of the date of this SAI. There can be no assurance that DAMCO will maintain its investment in a Fund and it may redeem its investment in a Fund at any time without notice. DAMCO may be deemed to control the Emerging Markets Local Currency Bond Fund, Real Estate and Income Fund, or Multi-Asset Trend Fund for all or part of the time it might hold such an investment in the Funds. For a summary of the principal risks associated with other funds investing in the Funds or the principal risks of other potentially large investor positions, see “Risk Considerations — Investment Company and Exchange-Traded Fund Risk” and “Risk Considerations — Large Shareholder Risk.”

Fund/Class	Shareholder Name & Address	% held as of July 1, 2022

Total Return Bond Fund – Class I Shares	Charles Schwab & Co., Inc. Special Custody A/C FBO Customers Attn: Mutual Funds 211 Main Street San Francisco, CA 94105-1901	24.26%
	National Financial Services LLC 499 Washington Blvd., FL 4 Jersey City, NJ 07310-1995	21.35%
	Merrill Lynch Pierce Fenner & Smith For the Sole Benefit of Its Customers 4800 Deer Lake Dr. E Jacksonville, FL 32246-6484	12.87%
	Morgan Stanley Smith Barney LLC For the Exclusive Benefit of Its Customers 1 New York Plaza, FL 12 New York, NY 10004-1932	5.08%
Total Return Bond Fund – Class N Shares	National Financial Services LLC 499 Washington Blvd., FL 4 Jersey City, NJ 07310-1995	67.67%
	Charles Schwab & Co., Inc. Special Custody A/C FBO Customers Attn: Mutual Funds 211 Main Street San Francisco, CA 94105-1901	19.12%
Total Return Bond Fund – Class R6 Shares	J.P. Morgan Securities LLC OMNI A/C For Exclusive Benefit of Customers 4 Chase Metrotech Center 3rd Floor Mutual Fund Department Brooklyn, NY 11245-0003	56.12%

	SEI Private Trust Company C/O Truist ID 1 Freedom Valley Dr. Oaks, PA 19456-9989	34.46%
Core Fixed Income Fund – Class I Shares	NFS LLC FEBO FIIOC As Agent for Qualified Employee Benefit Plans (401K) FINOPS-IC Funds 100 Magellan Way #KW1C Covington, KY 41015-1987	33.40%
	Charles Schwab & Co., Inc. Special Custody A/C FBO Customers Attn: Mutual Funds 211 Main Street San Francisco, CA 94105-1901	19.26%
	Pershing LLC 1 Pershing Plaza, FL 14 Jersey City, NJ 07399-0002	8.16%
	Capinco c/o U.S. Bank NA 1555 N. Rivercenter Dr., Suite 302 Milwaukee, WI 53212-3958	7.10%
	SEI Private Trust Company Attn: Mutual Fund Administrator C/O Principal Financial 1 Freedom Valley Dr. Oaks, PA 19456-9989	5.10%
	TD Ameritrade Inc. For the Exclusive Benefit of Its Clients P.O. Box 2226 Omaha, NE 68103-2226	5.05%
Core Fixed Income Fund – Class N Shares	Charles Schwab & Co., Inc. Special Custody A/C FBO Customers Attn: Mutual Funds 211 Main Street San Francisco, CA 94105-1901	47.92%
	National Financial Services LLC 499 Washington Blvd., FL 4 Jersey City, NJ 07310-1995	30.18%
	TD Ameritrade Inc. For the Exclusive Benefit of Its Clients P.O. Box 2226 Omaha, NE 68103-2226	13.88%
Core Fixed Income Fund – Class R6 Shares	MAC & CO Attn: Mutual Fund OPS 500 Grant Street Room 151-1010 Pittsburgh, PA 15219-2502	57.97%
	J.P. Morgan Securities LLC OMNI A/C For Exclusive Benefit of Customers 4 Chase Metrotech Center 3rd Floor Mutual Fund Department Brooklyn, NY 11245-0003	27.75%

	Nabank & Co. P.O. Box 2180 Tulsa, OK 74101-2180	8.39%
Emerging Markets Fixed Income Fund – Class I Shares	Charles Schwab & Co., Inc. Special Custody A/C FBO Customers Attn: Mutual Funds 211 Main Street San Francisco, CA 94105-1901	25.77%
	National Financial Services LLC 499 Washington Blvd., FL 4 Jersey City, NJ 07310-1995	13.26%
	SEI Private Trust Company FBO Regions Bank 1 Freedom Valley Dr. Oaks, PA 19456-9989	11.53%
	Pershing LLC 1 Pershing Plaza, FL 14 Jersey City, NJ 07399-0002	9.36%
	Wells Fargo Clearing Services LLC Special Custody Account for the Exclusive Benefit of Customer 2801 Market St. Saint Louis, MO 63103-2523	8.43%
	Raymond James Omnibus for Mutual Funds Attn: Courtney Waller 880 Carillon Pkwy St. Petersburg, FL 33716-1100	5.71%
	UBS WM USA Special Custody 1000 Harbor Blvd. Weehawken, NJ 07086-6761	5.08%
Emerging Markets Fixed Income Fund – Class N Shares	Charles Schwab & Co., Inc. Special Custody A/C FBO Customers Attn: Mutual Funds 211 Main Street San Francisco, CA 94105-1901	45.93%
	National Financial Services LLC 499 Washington Blvd., FL 4 Jersey City, NJ 07310-1995	21.13%
	TD Ameritrade Inc. For the Exclusive Benefit of Its Clients P.O. Box 2226 Omaha, NE 68103-2226	17.89%
Low Duration Bond Fund – Class I Shares	Charles Schwab & Co., Inc. Special Custody A/C FBO Customers Attn: Mutual Funds 211 Main Street San Francisco, CA 94105-1901	23.18%
	National Financial Services LLC 499 Washington Blvd., FL 4 Jersey City, NJ 07310-1995	22.69%

	Merrill Lynch Pierce Fenner & Smith For the Sole Benefit of Its Customers 4800 Deer Lake Dr. E Jacksonville, FL 32246-6484	7.56%
Low Duration Bond Fund – Class N Shares	Charles Schwab & Co., Inc. Special Custody A/C FBO Customers Attn: Mutual Funds 211 Main Street San Francisco, CA 94105-1901	26.36%
	National Financial Services LLC 499 Washington Blvd., FL 4 Jersey City, NJ 07310-1995	22.58%
	Vanguard Marketing Corporation P.O. Box 982901 El Paso, TX 79998-2901	18.91%
	Vanguard Marketing Corporation P.O. Box 982901 El Paso, TX 79998-2901	9.48%
	Wells Fargo Clearing Services LLC Special Custody Account for the Exclusive Benefit of Customer 2801 Market St. Saint Louis, MO 63103-2523	7.18%
Low Duration Bond Fund – Class R6 Shares	SEI Private Trust Company Attn: Mutual Funds C/O ID 1 Freedom Valley Dr. Oaks, PA 19456-9989	71.71%
	DoubleLine Multi Asset Trend Fund 333 S. Grand Ave., Suite 1800 Los Angeles, CA 90071-1523	12.33%
	J.P. Morgan Securities LLC OMNI A/C For Exclusive Benefit of Customers 4 Chase Metrotech Center 3rd Floor Mutual Fund Department Brooklyn, NY 11245-0003	7.32%
	National Financial Services LLC 499 Washington Blvd., FL 4 Jersey City, NJ 07310-1995	7.17%
Floating Rate Fund – Class I Shares	National Financial Services LLC 499 Washington Blvd., FL 4 Jersey City, NJ 07310-1995	27.37%
	Pershing LLC 1 Pershing Plaza, FL 14 Jersey City, NJ 07399-0002	11.43%
	Arkansas Public Employees Retirement System 124 W. Capitol Avenue, Suite 400 Little Rock, AR 72201-3700	9.77%

	Charles Schwab & Co., Inc. Special Custody A/C FBO Customers Attn: Mutual Funds 211 Main Street San Francisco, CA 94105-1901	9.31%
	TD Ameritrade Inc. For the Exclusive Benefit of Its Clients P.O. Box 2226 Omaha, NE 68103-2226	7.02%
Floating Rate Fund – Class N Shares	Charles Schwab & Co., Inc. Special Custody A/C FBO Customers Attn: Mutual Funds 211 Main Street San Francisco, CA 94105-1901	35.64%
	National Financial Services LLC 499 Washington Blvd., FL 4 Jersey City, NJ 07310-1995	26.35%
	TD Ameritrade Inc. For the Exclusive Benefit of Its Clients P.O. Box 2226 Omaha, NE 68103-2226	22.51%
Flexible Income Fund – Class I Shares	National Financial Services LLC 499 Washington Blvd., FL 4 Jersey City, NJ 07310-1995	45.12%
	Pershing LLC 1 Pershing Plaza, FL 14 Jersey City, NJ 07399-0002	10.51%
	Charles Schwab & Co., Inc. Special Custody A/C FBO Customers Attn: Mutual Funds 211 Main Street San Francisco, CA 94105-1901	9.17%
	LPL Financial Omnibus Customer Accounts Attn: Mutual Fund Operations 4707 Executive Dr. San Diego, CA 92121-3091	7.82%
	TD Ameritrade Inc. For the Exclusive Benefit of Its Clients P.O. Box 2226 Omaha, NE 68103-2226	6.62%
Flexible Income Fund – Class N Shares	Charles Schwab & Co., Inc. Special Custody A/C FBO Customers Attn: Mutual Funds 211 Main Street San Francisco, CA 94105-1901	73.34%
	National Financial Services LLC 499 Washington Blvd., FL 4 Jersey City, NJ 07310-1995	17.97%
Flexible Income Fund – Class R6 Shares	Saxon & Co. P.O. Box 94597 Cleveland, OH 44101-4597	96.42%

Low Duration Emerging Markets Fixed Income Fund – Class I Shares	Charles Schwab & Co., Inc. Special Custody A/C FBO Customers Attn: Mutual Funds 211 Main Street San Francisco, CA 94105-1901	41.16%
	National Financial Services LLC 499 Washington Blvd., FL 4 Jersey City, NJ 07310-1995	29.40%
	J.P. Morgan Securities LLC OMNI A/C For Exclusive Benefit of Customers 4 Chase Metrotech Center 3rd Floor Mutual Fund Department Brooklyn, NY 11245-0003	11.98%
	Matrix Trust Company As Agent for Advisor Trust Inc. BGC Partners Defined Plan For Employees of BGC Partners Cantor Fitzgerald 717 17th Street, Suite 1300 Denver, CO 80202-3304	5.33%
Low Duration Emerging Markets Fixed Income Fund – Class N Shares	Charles Schwab & Co., Inc. Special Custody A/C FBO Customers Attn: Mutual Funds 211 Main Street San Francisco, CA 94105-1901	77.11%
	National Financial Services LLC 499 Washington Blvd., FL 4 Jersey City, NJ 07310-1995	9.64%
	TD Ameritrade Inc. For the Exclusive Benefit of Our Clients P.O. Box 2226 Omaha, NE 68103-2226	8.52%
Long Duration Total Return Bond Fund – Class I Shares	DoubleLine Core Fixed Income Fund 333 South Grand Ave., Suite 1800 Los Angeles, CA 90071-1523	81.60%
Long Duration Total Return Bond Fund – Class N Shares	National Financial Services LLC 499 Washington Blvd., FL 4 Jersey City, NJ 07310-1995	58.88%
	Charles Schwab & Co., Inc. Special Custody A/C FBO Customers Attn: Mutual Funds 211 Main Street San Francisco, CA 94105-1901	18.05%
	TD Ameritrade Inc. For the Exclusive Benefit of Its Clients P.O. Box 2226 Omaha, NE 68103-2226	12.93%
	J.P. Morgan Securities LLC OMNI A/C For Exclusive Benefit of Customers 4 Chase Metrotech Center 3rd Floor Mutual Fund Department Brooklyn, NY 11245-0003	5.69%

Global Bond Fund – Class I Shares	DoubleLine Core Fixed Income Fund 333 South Grand Ave., Suite 1800 Los Angeles, CA 90071-1523	76.54%
Global Bond Fund – Class N Shares	TD Ameritrade Inc. For the Exclusive Benefit of Its Clients P.O. Box 2226 Omaha, NE 68103-2226	47.79%
	National Financial Services LLC 499 Washington Blvd., FL 4 Jersey City, NJ 07310-1995	15.26%
	LPL Financial Omnibus Customer Accounts Attn: Mutual Fund Operations 4707 Executive Dr. San Diego, CA 92121-3091	12.73%
	Vanguard Marketing Corporation P.O. Box 982901 El Paso, TX 79998-2901	8.05%
	Charles Schwab & Co., Inc. Special Custody A/C FBO Customers Attn: Mutual Funds 211 Main Street San Francisco, CA 94105-1901	6.89%
Infrastructure Income Fund – Class I Shares	DoubleLine Core Fixed Income Fund 333 South Grand Ave., Suite 1800 Los Angeles, CA 90071-1523	82.12%
	Great Western Bank DBA Douglas & Co Attn: Trust Department 225 South Main Ave. Sioux Falls, SD 57104-6309	6.04%
Infrastructure Income Fund – Class N Shares	National Financial Services LLC 499 Washington Blvd., FL 4 Jersey City, NJ 07310-1995	49.43%
	TD Ameritrade Inc. For the Exclusive Benefit of Its Clients P.O. Box 2226 Omaha, NE 68103-2226	26.38%
	Charles Schwab & Co., Inc. Special Custody A/C FBO Customers Attn: Mutual Funds 211 Main Street San Francisco, CA 94105-1901	13.31%
	Pershing LLC 1 Pershing Plaza, FL 14 Jersey City, NJ 07399-0002	5.52%
Income Fund – Class I Shares	National Financial Services LLC 499 Washington Blvd., FL 4 Jersey City, NJ 07310-1995	42.59%

	Charles Schwab & Co., Inc. Special Custody A/C FBO Customers Attn: Mutual Funds 211 Main Street San Francisco, CA 94105-1901	29.38%
	MAC & CO Attn: Mutual Fund OPS 500 Grant Street Room 151-1010 Pittsburgh, PA 15219-2502	12.47%
	LPL Financial Omnibus Customer Accounts Attn: Mutual Fund Operations 4707 Executive Dr. San Diego, CA 92121-3091	9.09%
Income Fund – Class N Shares	National Financial Services LLC 499 Washington Blvd., FL 4 Jersey City, NJ 07310-1995	84.52%
	Charles Schwab & Co., Inc. Special Custody A/C FBO Customers Attn: Mutual Funds 211 Main Street San Francisco, CA 94105-1901	9.56%
Emerging Markets Local Currency Bond Fund – Class I Shares	DoubleLine Asset Management Co., LLC 333 S. Grand Ave., FL 18 Los Angeles, CA 90071-1504	99.69%
Emerging Markets Local Currency Bond Fund – Class N Shares	DoubleLine Asset Management Co., LLC 333 S. Grand Ave., FL 18 Los Angeles, CA 90071-1504	72.30%
	National Financial Services LLC 499 Washington Blvd., FL 4 Jersey City, NJ 07310-1995	22.44%
	Charles Schwab & Co., Inc. Special Custody A/C FBO Customers Attn: Mutual Funds 211 Main Street San Francisco, CA 94105-1901	5.26%
Multi-Asset Growth Fund – Class A Shares	UBS WM USA Special Custody A/C EBOC UBSFSI 1000 Harbor Blvd. Weehawken, NJ 07086-6761	52.50%
	National Financial Services LLC 499 Washington Blvd., FL 4 Jersey City, NJ 07310-1995	18.27%
	Charles Schwab & Co., Inc. Special Custody A/C FBO Customers Attn: Mutual Funds 211 Main Street San Francisco, CA 94105-1901	11.82%
Multi-Asset Growth Fund – Class I Shares	National Financial Services LLC 499 Washington Blvd., FL 4 Jersey City, NJ 07310-1995	64.04%

	Charles Schwab & Co., Inc. Special Custody A/C FBO Customers Attn: Mutual Funds 211 Main Street San Francisco, CA 94105-1901	7.81%
	Pershing LLC 1 Pershing Plaza, FL 14 Jersey City, NJ 07399-0002	6.73%
	John Hancock Trust Company LLC San Diego Electrical Annuity Plan 690 Canton Street, Suite 100 Westwood, MA 02090-2324	5.95%
Multi-Asset Trend Fund – Class I Shares	DoubleLine Asset Management Co., LLC 333 S. Grand Ave., FL 18 Los Angeles, CA 90071-1504	72.06%
	National Financial Services LLC 499 Washington Blvd., FL 4 Jersey City, NJ 07310-1995	8.41%
Multi-Asset Trend Fund – Class N Shares	National Financial Services LLC 499 Washington Blvd., FL 4 Jersey City, NJ 07310-1995	36.21%
	Steven L Gibbone Mount Laurel, NJ 08054-5209	19.66%
	Pershing LLC 1 Pershing Plaza, FL 14 Jersey City, NJ 07399-0002	17.76%
	DoubleLine Asset Management Co., LLC 333 S. Grand Ave., FL 18 Los Angeles, CA 90071-1504	17.67%
	Charles Schwab & Co., Inc. Special Custody A/C FBO Customers Attn: Mutual Funds 211 Main Street San Francisco, CA 94105-1901	8.70%
Strategic Commodity Fund – Class I Shares	National Financial Services LLC 499 Washington Blvd., FL 4 Jersey City, NJ 07310-1995	33.37%
	Charles Schwab & Co., Inc. Special Custody A/C FBO Customers Attn: Mutual Funds 211 Main Street San Francisco, CA 94105-1901	17.10%
	Morgan Stanley Smith Barney LLC For the Exclusive Benefit of Its Customers 1 New York Plaza, FL 12 New York, NY 10004-1932	11.02%
	LPL Financial Omnibus Customer Accounts Attn: Mutual Fund Operations 4707 Executive Dr. San Diego, CA 92121-3091	7.21%

	UBS WM USA Special Custody A/C EBOC UBSFSI 1000 Harbor Blvd. Weehawken, NJ 07086-6761	6.11%
	Pershing LLC 1 Pershing Plaza, FL 14 Jersey City, NJ 07399-0002	6.01%
Strategic Commodity Fund – Class N Shares	Charles Schwab & Co., Inc. Special Custody A/C FBO Customers Attn: Mutual Funds 211 Main Street San Francisco, CA 94105-1901	27.32%
	National Financial Services LLC 499 Washington Blvd., FL 4 Jersey City, NJ 07310-1995	22.52%
	Pershing LLC 1 Pershing Plaza, FL 14 Jersey City, NJ 07399-0002	20.33%
	TD Ameritrade Inc. For the Exclusive Benefit of Its Clients P.O. Box 2226 Omaha, NE 68103-2226	13.13%
Shiller Enhanced CAPE® – Class I Shares	National Financial Services LLC 499 Washington Blvd., FL 4 Jersey City, NJ 07310-1995	41.82%
	Charles Schwab & Co., Inc. Special Custody A/C FBO Customers Attn: Mutual Funds 211 Main Street San Francisco, CA 94105-1901	21.44%
	Pershing LLC 1 Pershing Plaza, FL 14 Jersey City, NJ 07399-0002	7.79%
	Merrill Lynch Pierce Fenner & Smith For the Sole Benefit of Its Customers 4800 Deer Lake Dr. E Jacksonville, FL 32246-6484	5.70%
	TD Ameritrade Inc. For the Exclusive Benefit of Its Clients P.O. Box 2226 Omaha, NE 68103-2226	5.55%
Shiller Enhanced CAPE® – Class N Shares	Charles Schwab & Co., Inc. Special Custody A/C FBO Customers Attn: Mutual Funds 211 Main Street San Francisco, CA 94105-1901	41.15%
	National Financial Services LLC 499 Washington Blvd., FL 4 Jersey City, NJ 07310-1995	30.12%
	Merrill Lynch Pierce Fenner & Smith For the Sole Benefit of Its Customers 4800 Deer Lake Dr. E Jacksonville, FL 32246-6484	9.20%

	TD Ameritrade Inc. For the Exclusive Benefit of Its Clients P.O. Box 2226 Omaha, NE 68103-2226	6.71%
Shiller Enhanced CAPE® – Class R6 Shares	J.P. Morgan Securities LLC OMNI A/C For Exclusive Benefit of Customers 4 Chase Metrotech Center 3rd Floor Mutual Fund Department Brooklyn, NY 11245-0003	38.72%
	Pershing LLC 1 Pershing Plaza, FL 14 Jersey City, NJ 07399-0002	30.39%
	Merrill Lynch Pierce Fenner & Smith For the Sole Benefit of Its Customers 4800 Deer Lake Dr. E Jacksonville, FL 32246-6484	13.09%
	Matrix Trust Company As Agent for Advisor Trust Inc. Sheridan Physical Therapy 401(K) Plan 717 17th Street, Suite 1300 Denver, CO 80202-3304	10.23%
Shiller Enhanced International CAPE® – Class I Shares	Pershing LLC 1 Pershing Plaza, FL 14 Jersey City, NJ 07399-0002	26.10%
	UBS WM USA Special Custody A/C EBOC UBSFSI 1000 Harbor Blvd. Weehawken, NJ 07086-6761	14.70%
	National Financial Services LLC 499 Washington Blvd., FL 4 Jersey City, NJ 07310-1995	13.75%
	Charles Schwab & Co., Inc. Special Custody A/C FBO Customers Attn: Mutual Funds 211 Main Street San Francisco, CA 94105-1901	8.64%
	TD Ameritrade Inc. For the Exclusive Benefit of Its Clients P.O. Box 2226 Omaha, NE 68103-2226	6.97%
Shiller Enhanced International CAPE® – Class N Shares	National Financial Services LLC 499 Washington Blvd., FL 4 Jersey City, NJ 07310-1995	42.41%
	Charles Schwab & Co., Inc. Special Custody A/C FBO Customers Attn: Mutual Funds 211 Main Street San Francisco, CA 94105-1901	22.45%

	LPL Financial FBO Customer Accounts Attn: Mutual Fund Operations 4707 Executive Dr. San Diego, CA 92121-3091	8.99%
	TD Ameritrade Inc. For the Exclusive Benefit of Its Clients P.O. Box 2226 Omaha, NE 68103-2226	8.39%
Real Estate and Income Fund – Class I Shares	DoubleLine Asset Management Co., LLC 333 S. Grand Ave., FL 18 Los Angeles, CA 90071-1504	56.30%
	Charles Schwab & Co., Inc. Special Custody A/C FBO Customers Attn: Mutual Funds 211 Main Street San Francisco, CA 94105-1901	14.27%
	National Financial Services LLC 499 Washington Blvd., FL 4 Jersey City, NJ 07310-1995	12.63%
Real Estate and Income Fund – Class N Shares	National Financial Services LLC 499 Washington Blvd., FL 4 Jersey City, NJ 07310-1995	38.95%
	Charles Schwab & Co., Inc. Special Custody A/C FBO Customers Attn: Mutual Funds 211 Main Street San Francisco, CA 94105-1901	34.87%
	DoubleLine Asset Management Co., LLC 333 S. Grand Ave., FL 18 Los Angeles, CA 90071-1504	7.94%
	TD Ameritrade Inc. For the Exclusive Benefit of Its Clients P.O. Box 2226 Omaha, NE 68103-2226	7.20%

PORTFOLIO MANAGEMENT

Portfolio Manager Compensation

DoubleLine Capital LP and DoubleLine Alternatives LP

The overall objective of the compensation program for portfolio managers is for the Advisers to attract competent and expert investment professionals and to retain them over the long-term. Compensation is comprised of several components which, in the aggregate, are designed to achieve these objectives and to reward the portfolio managers for their contributions to the success of their clients and the Adviser. Portfolio managers are generally compensated through a combination of base salary, discretionary bonus and equity participation in the Adviser. Bonuses and equity generally represent most of the portfolio managers’ compensation. However, in some cases, portfolio managers may have a profit sharing interest in the net income related to the business unit for which such portfolio managers are responsible. Such profit sharing arrangements can comprise a significant portion of a portfolio manager’s overall compensation.

Salary. Salary is agreed to with managers at time of employment and is reviewed from time to time. It does not change significantly and often does not constitute a significant part of a portfolio manager’s compensation.

Discretionary Bonus/Guaranteed Minimums. Portfolio managers receive discretionary bonuses. However, in some cases, pursuant to contractual arrangements, some portfolio managers may be entitled to a mandatory minimum bonus if the sum of their salary and profit sharing does not reach certain levels.

Equity Incentives. Portfolio managers participate in equity incentives based on overall firm performance of the Advisers, through direct ownership interests in the Advisers or participation in stock option or stock appreciation plans of Advisers. These ownership interests or participation interests provide eligible portfolio managers the opportunity to participate in the financial performance of the Adviser as a whole. Participation is generally determined in the discretion of each Adviser, taking into account factors relevant to the portfolio manager’s contribution to the success of that Adviser.

Other Plans and Compensation Vehicles. Portfolio managers may elect to participate in the Adviser’s 401(k) plan, to which they may contribute a portion of their pre- and post-tax compensation to the plan for investment on a tax-deferred basis. Each Adviser may also choose from time to time to offer certain other compensation plans and vehicles, such as a deferred compensation plan, to portfolio managers.

Summary. As described above, an investment professional’s total compensation is determined through a subjective process that evaluates numerous quantitative and qualitative factors, including the contribution made to the overall investment process. Not all factors apply to each investment professional and there is no particular weighting or formula for considering certain factors. Among the factors considered are: relative investment performance of portfolios (although there are no specific benchmarks or periods of time used in measuring performance); complexity of investment strategies; participation in the investment team’s dialogue; contribution to business results and overall business strategy; success of marketing/business development efforts and client servicing; seniority/length of service with the firm; management and supervisory responsibilities; and fulfillment of each Adviser’s leadership criteria.

Ownership of Securities and Other Managed Accounts

The following tables set forth certain information, as of March 31, 2022, regarding all of the accounts managed by the Funds’ portfolio managers. Total assets in the tables are in millions. Certain portfolio managers may invest in their investment strategies through investment vehicles other than the Funds, including through other Funds in the Trust as indicated below.

	Registered Investment Companies			Other Pooled Investment Vehicles		Other Accounts
Portfolio Manager	Number of Accounts	Total Assets ($Million)		Number of Accounts	Total Assets ($Million)	Number of Accounts	Total Assets ($Million)

Jeffrey E. Gundlach	37	$92,009.1	(1)	17	$8,383.9	75	$16,691.4

Luz M. Padilla	9	$12,096.5	(2)	3	$1,753.9	5	$1,505.4

Jeffrey J. Sherman	28	$40,400.7	(3)	12	$3,878.1	20	$4,483.0

Samuel Garza	1	$29.9	(4)	9	$2,402.9	0	$0

Robert Cohen	4	$9,977.3	(5)	11	$4,146.6	3	$951.5

Mark Christensen	6	$2,205.8	(6)	1	$10.3	2	$553.8

Su Fei Koo	6	$2,205.8	(7)	1	$10.3	2	$553.8

Vitaliy Liberman	1	$60.3	(8)	2	$1,238.2	22	$4,983.1

Damien Contes	1	$524.0	(9)	0	$0	1	$166.0

Andrew Hsu	7	$48,327.3	(10)	2	$1,214.3	25	$7,030.8

William Campbell	2	$286.5	(11)	1	$9.4	0	$0

Valerie Ho	2	$286.5	(12)	1	$9.4	0	$0

Samuel Lau	1	$247.9	(13)	1	$32.3	0	$0

Jeffrey Mayberry	1	$247.9	(14)	1	$32.3	0	$0

Philip Kenney	1	$379.1	(15)	0	$0	0	$0

Morris Chen	2	$223.1	(16)	2	$378.9	1	$102.0

	Registered Investment Companies			Other Pooled Investment Vehicles		Other Accounts
Portfolio Manager	Number of Accounts	Total Assets ($Million)		Number of Accounts	Total Assets ($Million)	Number of Accounts	Total Assets ($Million)

Ken Shinoda	4	$46,680.4	(17)	1	$279.5	24	$5,454.0

	Performance Fee Accounts
	Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts
Portfolio Manager	Number of Accounts	Total Assets ($Million)	Number of Accounts	Total Assets ($Million)	Number of Accounts	Total Assets ($Million)

Jeffrey E. Gundlach	0	$0	2	$1,819.9	2	$879.3

Luz M. Padilla	0	$0	1	$1,703.1	1	$422.9

Jeffrey J. Sherman	0	$0	0	$0	0	$0

Samuel Garza	0	$0	9	$2,402.9	0	$0

Robert Cohen	0	$0	10	$4,106.1	0	$0

Mark Christensen	0	$0	0	$0	1	$422.9

Su Fei Koo	0	$0	0	$0	1	$422.9

Vitaliy Liberman	0	$0	0	$0	1	$456.4

Damien Contes	0	$0	0	$0	0	$0

Andrew Hsu	0	$0	0	$0	0	$0

William Campbell	0	$0	0	$0	0	$0

Valerie Ho	0	$0	0	$0	0	$0

Samuel Lau	0	$0	0	$0	0	$0

Jeffrey Mayberry	0	$0	0	$0	0	$0

Philip Kenney	0	$0	0	$0	0	$0

Morris Chen	0	$0	2	$378.9	0	$0

Ken Shinoda	0	$0	1	$279.5	0	$0

(1)

Mr. Gundlach manages the Total Return Bond Fund with total assets of $44,637,547,511, the Core Fixed Income Fund with total assets of $10,547,459,804, the Multi-Asset Growth Fund with total assets of $30,574,519, Shiller Enhanced CAPE® with total assets of $8,466,414,967, the Flexible Income Fund with total assets of $1,239,847,815, the Long Duration Total Return Bond Fund with total assets of $61,967,110, the Global Bond Fund with total assets of $277,287,012, Shiller Enhanced International CAPE® with total assets of $110,267,711, the Real Estate and Income Fund with total assets of $16,900,561, the Low Duration Bond Fund with total assets of $7,355,061,047, and the Multi-Asset Trend Fund with total assets of $14,015,555.

(2)

Ms. Padilla manages the Emerging Markets Fixed Income Fund with total assets of $788,020,120, the Low Duration Bond Fund with total assets of $7,355,061,047, and the Low Duration Emerging Markets Fixed Income Fund with total assets of $265,330,377.

(3)

Mr. Sherman manages the Multi-Asset Growth Fund with total assets of $30,574,519, Shiller Enhanced CAPE® with total assets of $8,466,414,967, the Strategic Commodity Fund with total assets of $248,209,863, the Core Fixed Income Fund with total assets of $10,547,459,804, the Flexible Income Fund with total assets of $1,239,847,815, Shiller Enhanced International CAPE® with total assets of $110,267,711, the Real Estate and Income Fund with total assets of $16,900,561, the Low Duration Bond Fund with total assets of $7,355,061,047 and the Multi-Asset Trend Fund with total assets of $14,015,555.

(4)	Mr. Garza manages the Multi-Asset Growth Fund with total assets of $30,574,519.

(5)	Mr. Cohen manages the Floating Rate Fund with total assets of $396,570,837 and the Low Duration Bond Fund with total assets of $7,355,061,047.

(6)

Mr. Christensen manages the Low Duration Emerging Markets Fixed Income Fund with total assets of $265,330,377, the Emerging Markets Fixed Income Fund with total assets of $788,020,120 and the Emerging Markets Local Currency Bond Fund with total assets of $9,433,129.

(7)

Ms. Koo manages the Low Duration Emerging Markets Fixed Income Fund with total assets of $265,330,377, the Emerging Markets Fixed Income Fund with total assets of $788,020,120 and the Emerging Markets Local Currency Bond Fund with total assets of $9,433,129.

(8)	Mr. Liberman manages the Long Duration Total Return Bond Fund with total assets of $61,967,110.

(9)	Mr. Contes manages the Infrastructure Income Fund with total assets of $525,777,733.

(10)

Mr. Hsu manages the Infrastructure Income Fund with total assets of $525,777,733, the Total Return Bond Fund with total assets of $44,637,547,511, the Income Fund with total assets of $102,851,914, and a registered investment company whose shares are offered on a limited basis and through separate offering materials.

(11)	Mr. Campbell manages the Global Bond Fund with total assets of $277,287,012 and the Emerging Markets Local Currency Bond Fund with total assets of $9,433,129.

(12)	Ms. Ho manages the Global Bond Fund with total assets of $277,287,012 and the Emerging Markets Local Currency Bond Fund with total assets of $9,433,129.

(13)	Mr. Lau manages the Strategic Commodity Fund with total assets of $248,209,863.

(14)	Mr. Mayberry manages the Strategic Commodity Fund with total assets of $248,209,863.

(15)	Mr. Kenney manages the Floating Rate Fund with total assets of $396,570,837.

(16)	Mr. Chen manages the Income Fund with total assets of $102,851,914.

(17)

Mr. Shinoda manages the Income Fund with total assets of $102,851,914 and the Total Return Bond Fund with total assets of $44,637,547,511. Mr. Shinoda manages an additional registered investment company whose shares are offered on a limited basis and through separate offering materials.

The following table sets forth the dollar range of securities of the Funds owned by each portfolio manager of the Fund(s) that they manage as of March 31, 2022:

Fund Name/Portfolio Manager
Total Return Bond Fund Jeffrey E. Gundlach Andrew Hsu Ken Shinoda	Over $1,000,000 $10,001-$50,000 $100,001-$500,000
Core Fixed Income Fund Jeffrey E. Gundlach Jeffrey J. Sherman	Over $1,000,000 $100,001-$500,000
Emerging Markets Fixed Income Fund Luz M. Padilla Su Fei Koo Mark W. Christensen	$500,001-$1,000,000 $500,001-$1,000,000 $500,001-$1,000,000
Low Duration Bond Fund Luz M. Padilla Robert Cohen Jeffrey E. Gundlach Jeffrey J. Sherman	None $500,001-$1,000,000 None None
Floating Rate Fund Robert Cohen Philip Kenney	$100,001-$500,000 None
Flexible Income Fund Jeffrey E. Gundlach Jeffrey J. Sherman	None $100,001-$500,000
Low Duration Emerging Markets Fixed Income Fund Mark W. Christensen Su Fei Koo Luz M. Padilla	$100,001-$500,000 None Over $1,000,000
Long Duration Total Return Bond Fund Jeffrey E. Gundlach Vitaliy Liberman	None None
Global Bond Fund Jeffrey E. Gundlach William Campbell Valerie Ho	None None $1-$10,000
Infrastructure Income Fund Damien Contes Andrew Hsu	$50,001-$100,000 $50,001-$100,000

Income Fund Morris Chen Andrew Hsu Ken Shinoda	$100,001-$500,000 None $100,001-$500,000
Emerging Markets Local Currency Bond Fund William Campbell Mark W. Christensen Valerie Ho Su Fei Koo	None None None None
Multi-Asset Growth Fund Jeffrey E. Gundlach Samuel Garza Jeffrey J. Sherman	None $100,001-$500,000 None
Multi-Asset Trend Fund Jeffrey E. Gundlach Jeffrey J. Sherman	None $100,001-$500,000
Strategic Commodity Fund Jeffrey J. Sherman Samuel Lau Jeffrey Mayberry	$100,001-$500,000 $100,001-$500,000 $100,001-$500,000
Shiller Enhanced CAPE® Jeffrey E. Gundlach Jeffrey J. Sherman	None Over $1,000,000
Shiller Enhanced International CAPE® Jeffrey E. Gundlach Jeffrey J. Sherman	None $100,001-$500,000
Real Estate and Income Fund Jeffrey E. Gundlach Jeffrey J. Sherman	None $100,001-$500,000

Conflicts

From time to time, potential and actual conflicts of interest may arise between a portfolio manager’s management of the investments of a Fund, on the one hand, and the management of other accounts, on the other. Potential and actual conflicts of interest also may result because of an Adviser’s other business activities. Other accounts managed by a portfolio manager might have similar investment objectives or strategies as the Funds, be managed (benchmarked) against the same index that a portfolio investment of a Fund tracks, or otherwise hold, purchase, or sell securities that are eligible to be held, purchased or sold by the Funds. The other accounts might also have different investment objectives or strategies than the Funds.

Knowledge and Timing of Fund Trades. A potential conflict of interest may arise as a result of the portfolio manager’s management of a Fund. Because of their positions with the Funds, the portfolio managers know the size, timing and possible market impact of a Fund’s trades. It is theoretically possible that a portfolio manager could use this information to the advantage of other accounts under management, and also theoretically possible that actions could be taken (or not taken) to the detriment of a Fund.

Investment Opportunities. A potential conflict of interest may arise as a result of the portfolio manager’s management of a number of accounts with varying investment guidelines. Often, an investment opportunity may be suitable for both a Fund and other accounts managed by the portfolio manager, but securities may not be available in sufficient quantities for both the Fund and the other accounts to participate fully. Similarly, there may be limited opportunity to sell an investment held by a Fund and another account. The Advisers have adopted policies and procedures reasonably designed to allocate investment opportunities on a fair and equitable basis over time.

Under each Adviser’s allocation procedures, investment opportunities are allocated among various investment strategies based on individual account investment guidelines, the Adviser’s investment outlook, cash availability and a series of other factors. Each Adviser has also adopted additional internal practices to complement the general trade allocation policy that are designed to address potential conflicts of interest due to the side-by-side management of the Funds and certain pooled investment vehicles, including investment opportunity allocation issues.

Conflicts potentially limiting a Fund’s investment opportunities may also arise when the Fund and other clients of an Adviser invest in, or even conduct research relating to, different parts of an issuer’s capital structure, such as when the Fund owns senior debt obligations of an issuer and other clients own junior tranches of the same issuer. In such circumstances, decisions over whether to trigger an event of default, over the terms of any workout, or how to exit an investment may result in conflicts of interest. In order to minimize such conflicts, a portfolio manager may avoid certain investment opportunities that would potentially give rise to conflicts with other clients of an Adviser or result in an Adviser receiving material, non-public information, or an Adviser may enact internal procedures designed to minimize such conflicts, which could have the effect of limiting a Fund’s investment opportunities. Additionally, if an Adviser acquires material non-public confidential information in connection with its business activities for other clients, a portfolio manager or other investment personnel may be restricted from purchasing securities or selling certain securities for a Fund or other clients. When making investment decisions where a conflict of interest may arise, each Adviser will endeavor to act in a fair and equitable manner between a Fund and other clients; however, in certain instances the resolution of the conflict may result in an Adviser acting on behalf of another client in a manner that may not be in the best interest, or may be opposed to the best interest, of a Fund.

Investors in a Fund may also be advisory clients of an Adviser or a Fund may invest in a product managed or sponsored or otherwise affiliated with an Adviser. Accordingly, the Adviser may in the course of its business provide advice to advisory clients whose interests may conflict with those of the Fund, may render advice to a Fund that provides a direct or indirect benefit to the Adviser or a related party of the Adviser or may manage or advise a product in which the Fund is invested in such a way that would not be beneficial to the Fund. For example, the Adviser may advise a client who has invested in the Fund to redeem its investment in the Fund, which may cause the Fund to incur transaction costs and/or have to sell assets at a time when it would not otherwise do so. The Adviser could also, for example, make decisions with respect to a structured product managed or sponsored by the Adviser in a manner that could have adverse effects on investors in the product, including, potentially, a Fund. The Adviser currently provides asset allocation investment advice, including recommending the purchase and/or sale of shares of certain of the Funds, to another investment advisor which itself makes that advice available to a number of unaffiliated registered representatives, who then may provide identical or similar recommendations to their clients. A large percentage of the Strategic Commodity Fund’s shares may be, and a large percentage of the Multi-Asset Growth Fund’s shares are currently, held by such investors.

Related parties and advisory clients of an Adviser may provide initial funding to or otherwise invest in a Fund. An Adviser would face a conflict if an account it advises is invested in a Fund and that account’s interests diverge from those of the Fund. When a related party and advisory client provides “seed capital” or other capital for a Fund, it may do so with the intention of redeeming all or part of its interest in the Fund at a future point in time or when it deems that sufficient additional capital has been invested in that Fund. The timing of a redemption by a related party could benefit the related party. For example, the related party may choose to redeem its shares at a time when the Fund’s portfolio is more liquid than at times when other investors may wish to redeem all or part of their interests. In addition, a consequence of any redemption of a significant amount, including by a related party, is that investors remaining in the Fund will bear a proportionately higher share of Fund expenses following the redemption.

Broad and Wide-Ranging Activities. The portfolio managers, each Adviser and its related parties engage in a broad spectrum of activities. In the ordinary course of their business activities, the portfolio managers, each Adviser and its related parties may engage in activities where the interests of certain divisions of the Adviser and its related parties or the interests of their clients may conflict with the interests of the shareholders of a Fund.

Potential conflicts may be inherent in the Advisers’ use of multiple strategies. For example, conflicts will arise in cases where different clients (for purposes of this discussion, references to a “client” should be read to include potentially one or more Funds potentially as well as potentially other client accounts, including those in which the Adviser or its related persons and employees may have interests), invest in different parts of an issuer’s capital structure, including circumstances in which one or more clients may own securities or obligations of an issuer and other clients of the Advisers, may own or seek to acquire different securities of the same issuer. For example, a Fund may acquire a loan, loan participation or a loan assignment of a particular borrower in which one or more other clients of an Adviser have an equity investment, or may invest in senior debt obligations of an issuer for one client and junior debt obligations or equity of the same issuer for another client.

The Advisers may also, for example, direct a client to invest in a tranche of a structured finance vehicle, such as a mortgage-backed security, a CLO or a CDO, where an Adviser is also, at the same or different time, directing another client to make investments in a different tranche of the same vehicle, which tranche’s interests may be adverse to other tranches. The Advisers may also cause a client to purchase from, or sell assets to, an entity, such as a structured finance vehicle, in which other clients may have an interest, potentially in a manner that will have an adverse effect on the other clients. There may also be conflicts where, for example, a client holds certain debt or equity securities of an issuer, and that same issuer has issued other debt, equity or other instruments that are owned by other clients or by an entity, such as a structured finance vehicle, in which other clients have an interest.

In each of the situations described above, an Adviser may take actions with respect to the assets held by one client that are adverse to the interests of other clients, for example, by foreclosing on loans, by putting an issuer into default, or by exercising rights to purchase or sell to an issuer, causing an issuer to take actions adverse to certain classes of securities, or otherwise. In negotiating the terms and conditions of any such investments, or any subsequent amendments or waivers or taking any other actions, an Adviser may find that the interests of a client and the interests of one or more other clients could conflict. In these situations, decisions over items such as whether to make the investment or take an action, proxy voting, reorganizations, how to exit an investment, or bankruptcy or similar matters (including, for example, whether to trigger an event of default or change the terms of any workout) may result in conflicts of interest.

Similarly, if an issuer in which a client and one or more other clients directly or indirectly hold different classes of securities (or other assets, instruments or obligations issued by such issuer or underlying investments of such issuer) encounters financial problems, decisions over the terms of any workout will raise conflicts of interests (including, for example, conflicts over proposed waivers and amendments to debt covenants). For example, a debt holder may be better served by a liquidation of the issuer in which it may be paid in full, whereas an equity or junior bond holder might prefer a reorganization that holds the potential to create value for the equity holders. An Adviser may cause a client to purchase an issuer’s debt security and cause another client to purchase a different debt security of the same issuer, such as a different bond of the issuer or different tranche of a mortgage-backed security that is subordinated to the investment held by other clients. In some cases an Adviser may refrain from taking certain actions or making certain investments on behalf of clients in order to avoid or mitigate certain conflicts of interest or to prevent adverse regulatory or other effects on an Adviser, or may sell investments for certain clients (in each case potentially disadvantaging the clients on whose behalf the actions are not taken, investments not made, or investments sold). Foregone investment opportunities or actions may adversely affect the performance of a client’s account if similarly attractive opportunities are not available or cannot be identified. In other cases, an Adviser may not refrain from taking actions or making investments on behalf of certain clients that have the potential to disadvantage other Clients. In addition, an Adviser may take actions or refrain from taking actions in order to mitigate legal risks to an Adviser or its affiliates or its clients even if disadvantageous to a client. Moreover, a client may invest in a transaction in which one or more other clients are expected to participate, or already have made or will seek to make, an investment.

Possible Future Activities. Each Adviser and its related parties may expand the range of services that it provides over time. Except as provided herein, each Adviser and its related parties will not be restricted in the scope of its business or in the performance of any such services (whether now offered or undertaken in the future) even if such activities could give rise to conflicts of interest, and whether or not such conflicts are described herein. Each Adviser and its related parties have, and will continue to develop, relationships with a significant number of companies, financial sponsors and their senior managers, including relationships with clients who may hold or may have held investments similar to those intended to be made by a Fund. These clients may themselves represent appropriate investment opportunities for a Fund or may compete with a Fund for investment opportunities.

Performance Fees and Personal Investments. A portfolio manager may advise certain accounts with respect to which the advisory fee is based entirely or partially on performance or in respect of which the portfolio manager may have made a significant personal investment. Such circumstances may create a conflict of interest for the portfolio manager in that the portfolio manager may have an incentive to allocate the investment opportunities that he or she believes might be the most profitable to such other accounts instead of allocating them to a Fund. Each Adviser has adopted policies and procedures reasonably designed to allocate investment opportunities between the Funds and performance fee based accounts on a fair and equitable basis over time.

Joint Insurance Policies. The Funds have entered into (and paid a portion of the premiums of) a joint errors and omissions/trustees and officers insurance policy with the Advisers and certain private funds advised by the Advisers. Participation in the joint policy could potentially limit the recovery of a Fund as a result of, among other reasons, claims by other insureds (such as an Adviser or a private fund) exhausting the available coverage. Such arrangements are reviewed annually by the Board. The Advisers may engage an independent third party to assess the allocation of the portions of the premiums paid by the Funds and the Advisers. Any such expenses borne by the Funds are indirectly borne by the Fund’s shareholders.

Marketability of the Funds. Certain investments a Fund may make, such as those tied or related to well-known indices or indices sponsored by financial institutions involved in the distribution of mutual funds generally, may enhance the marketability and distribution of a Fund’s shares or encourage certain financial institutions to market or promote the Fund’s shares, potentially benefiting the Adviser because its advisory fee is based on assets under management. Each Adviser has a duty to disregard its own interest in selecting investments on behalf of a Fund and does not consider fund marketing or distribution considerations in its investment selection process.

DISTRIBUTION OF TRUST SHARES

Quasar Distributors, LLC (“Distributor”) 111 East Kilbourn Avenue, Suite 2200, Milwaukee, Wisconsin 53202 serves as the nonexclusive distributor of each class of the Funds’ shares pursuant to a Distribution Agreement (“Distribution Agreement”) with the Trust which is subject to approval by the Board. The Distributor has agreed to sell shares of the Funds on a best efforts basis as agent for each Fund upon the terms and at the current offering price (plus sales charge, if any) described in the Funds’ Prospectus. The Trust’s Distribution Agreement is terminable without penalty, on not less than 60 days’ notice, by the Trust’s Board of Trustees, by vote of holders of a majority of the Trust’s shares, or by the Distributor. The Distributor receives no compensation from the Trust except payments pursuant to the Trust’s amended and restated distribution plan adopted pursuant to Rule 12b-1 under the 1940 Act (“Distribution Plan”) and in which Class I and Class R6 shares do not participate.

The Funds intend to make a continuous offering of their shares. Each of the Total Return Bond Fund, the Core Fixed Income Fund, the Emerging Markets Fixed Income Fund, the Low Duration Bond Fund, the Floating Rate Fund, Shiller Enhanced CAPE®, the Flexible Income Fund, the Low Duration Emerging Markets Fixed Income Fund, the Long Duration Total Return Bond Fund, the Strategic Commodity Fund, the Global Bond Fund, the Infrastructure Income Fund, the Income Fund, Shiller Enhanced International CAPE®, the Real Estate and Income Fund, Emerging Markets Local Currency Bond Fund and Multi-Asset Trend Fund offers two classes of shares: Institutional Class or Class I shares and Investor Class or Class N shares. The Multi-Asset Growth Fund has registered for sale four classes of shares: Class A shares, Class C shares, Class I shares, and Class N shares, but only Class A and Class I shares are currently offered for sale or available for purchase. Class I shares are offered primarily for direct investment by investors who can meet the high minimum initial investment amount described in the Funds’ Prospectus. Class A, Class C, and Class N shares are offered through firms which are members of FINRA, and which have dealer agreements with the Distributor and other financial intermediaries.

The Trust has adopted a plan pursuant to Rule 18f-3 under the 1940 Act (“Rule 18f-3 Plan”). Under the Rule 18f-3 Plan, shares of each class of each Fund represent an equal pro rata interest in such class of shares of the Fund and, generally, have identical voting, dividend, liquidation, and other rights, preferences, powers, restrictions, limitations, qualifications and terms and conditions, except that: (a) each class has a different designation; (b) each class of shares bears any class-specific expenses allocated to it; and (c) each class has exclusive voting rights on any matter submitted to shareholders that relates solely to its distribution or service arrangements, and each class has separate voting rights on any matter submitted to shareholders in which the interests of one class differ from the interests of any other class. In addition, each class may have a differing sales charge structure, and differing exchange and conversion features.

For shares for classes other than Class I and Class R6 shares, the Funds have adopted a Distribution Plan under which a Fund may make payments and bear expenses related to the distribution of the Fund’s shares. The Distribution Plan is a compensation plan that provides for payments at annual rates (based on average daily net assets) of 0.25% on Class A and Class N shares and 1.00% on Class C shares. (At least 0.25% of the amount paid under the Distribution Plan in respect of Class C shares is intended to provide compensation for shareholder servicing.) Payments will be made to firms that are members of FINRA and other financial intermediaries for distribution and related services. Payments made pursuant to the Distribution Plan may be paid, either directly or through the Distributor, to various entities, including, potentially, certain DoubleLine affiliates. Services which a firm will provide may include, but are not limited to, the following functions:

providing facilities to answer questions from prospective investors about the Funds; receiving and answering correspondence, including requests for prospectuses and statements of additional information; preparing, printing and delivering prospectuses and shareholder reports to prospective shareholders; complying with federal and state securities laws pertaining to the sale of Class A shares, Class C shares, and Class N shares; and assisting investors in completing application forms and selecting dividend and other account options. Because fees paid under the Distribution Plan are paid out of the relevant Fund’s assets on an ongoing basis, over time these fees will increase the cost of your investment and may cost you more than paying other sales charges. Since compensation under the Distribution Plan is not directly tied to the expenses incurred by the Distributor, the compensation received by it from the amounts collected under the Distribution Plan during any fiscal year may be more or less than its actual expenses and may result in a profit to the Distributor.

The Distribution Plan provides that it may not be amended to increase materially the costs which Class A, Class C and Class N shareholders may bear under the Distribution Plan without the approval of a majority of the outstanding voting securities of the respective class and by vote of a majority of both (i) the Board of Trustees, and (ii) the Independent Trustees who have no direct or indirect financial interest in the operation of the Distribution Plan or any agreements related to it, cast in person at a meeting called for the purpose of voting on the Distribution Plan and any related agreements.

The Distribution Plan provides that it shall continue in effect so long as such continuance is specifically approved at least annually by the vote of a majority of both (i) the Board of Trustees, and (ii) the Independent Trustees who have no direct or indirect financial interest in the operation of the Distribution Plan or any agreements related to it cast in person at a meeting called for the purpose of voting on the Distribution Plan and any related agreements.

Each Fund may make payments under the Distribution Plan in respect of a class of shares of the Fund when shares of that class are not available for purchase.

The Distributor, the Advisers, and/or the Funds may enter into distribution arrangements with financial intermediaries from time to time. Although the Advisers may use financial intermediaries that sell Fund shares to execute portfolio transactions for the Funds, the Advisers will not consider the sale of Fund shares as a factor when choosing financial intermediaries to execute those portfolio transactions.

The tables below show the amount of Rule 12b-1 fees incurred and the principal types of activities for which such payments were made in respect of the applicable classes of the Funds, for the fiscal period ended March 31, 2022.

Fund – Class	Rule 12b-1 fees incurred
Total Return Bond Fund – Class N	$12,898,461
Core Fixed Income Fund – Class N	$1,252,464
Emerging Markets Fixed Income Fund – Class N	$110,711
Low Duration Bond Fund – Class N	$2,869,560
Floating Rate Fund – Class N	$56,105
Flexible Income Fund – Class N	$388,188
Low Duration Emerging Markets Fixed Income Fund – Class N	$64,890
Long Duration Total Return Bond Fund – Class N	$14,913
Global Bond Fund – Class N	$1,555
Infrastructure Income Fund – Class N	$24,766
Income Fund – Class N	$17,566
Emerging Markets Local Currency Bond Fund – Class N	$286
Multi-Asset Growth Fund – Class A	$5,861
Multi-Asset Trend Fund – Class N	$424
Strategic Commodity Fund – Class N	$55,930
Shiller Enhanced CAPE® – Class N	$1,795,614
Shiller Enhanced International CAPE® – Class N	$19,543
Real Estate and Income Fund – Class N	$5,831

Fund	Advertising and Marketing	Printing and Postage	Payment to Distributor	Payment to Dealers	Compensation to Sales Personnel	Other Expenses

Total Return Bond Fund – Class N	$0	$0	$137,091	$12,761,370	$0	$0
Core Fixed Income Fund – Class N	$0	$0	$23,352	$1,229,112	$0	$0
Emerging Markets Fixed Income Fund – Class N	$0	$0	$5,619	$105,092	$0	$0
Low Duration Bond Fund – Class N	$0	$0	$22,166	$2,847,394	$0	$0
Floating Rate Fund – Class N	$0	$0	$2,876	$53,229	$0	$0
Flexible Income Fund – Class N	$0	$0	$4,254	$383,934	$0	$0
Low Duration Emerging Markets Fixed Income Fund – Class N	$0	$0	$1,818	$63,072	$0	$0
Long Duration Total Return Bond Fund – Class N	$0	$0	$126	$14,787	$0	$0
Global Bond Fund – Class N	$0	$0	$1,120	$435	$0	$0
Infrastructure Income Fund – Class N	$0	$0	$367	$24,399	$0	$0
Income Fund – Class N	$0	$0	$357	$17,209	$0	$0
Emerging Markets Local Currency Bond Fund – Class N	$0	$0	$258	$28	$0	$0
Multi-Asset Growth Fund – Class A	$0	$0	$479	$5,382	$0	$0
Multi-Asset Trend Fund – Class N	$0	$0	$219	$205	$0	$0
Strategic Commodity Fund – Class N	$0	$0	$4,526	$51,404	$0	$0
Shiller Enhanced CAPE® – Class N	$0	$0	$33,931	$1,761,683	$0	$0
Shiller Enhanced International CAPE® – Class N	$0	$0	$569	$18,974	$0	$0
Real Estate and Income Fund – Class N	$0	$0	$275	$5,556	$0	$0

SHAREHOLDER SERVICING ARRANGEMENTS

Your financial intermediary or plan may charge you separately for its shareholder services. The fees charged by such financial intermediaries may differ from those that would apply to transactions effected through a Fund’s transfer agent. Please consult a representative of your financial intermediary or plan for further information.

Other than for Class R6 shares, the Distributor and/or the Advisers may make payments to financial intermediaries that provide certain administrative, recordkeeping, and account maintenance services to clients, plan participants and others (collectively, “Clients”) on whose behalf they maintain accounts in which shares of a Fund are held (“Services Payments”). See “Payments to Financial Intermediaries” in the Prospectus for more information.

The compensation paid by the Funds, the Distributor, and/or the Advisers to a financial intermediary may be paid continually over time, during the period when the intermediary’s Clients hold investments in the Funds. The compensation to financial intermediaries may include networking fees and account-based fees. The amount of continuing compensation paid by the Funds, the Distributor, and/or the Advisers to different financial intermediaries varies and may, but will not necessarily, reflect the provision of enhanced or additional services by the financial intermediary.

Class R6 shares are only available to Class R6 eligible plans (as described below) and, in certain other limited circumstances described below, to other eligible investors. In addition, Class R6 shares may also be purchased directly from a Fund’s transfer agent by a Class R6 eligible plan if such shares are held in an omnibus account opened in the plan’s name directly with the Fund’s transfer agent. Class R6 eligible plans include only those plans who hold shares through a plan level or omnibus account and who do not require (or whose financial intermediaries do not require) the Funds to provide administrative, recordkeeping or similar services in respect of plan investors or other beneficial shareholders (or any compensation in respect of such services provided by others). Moreover, the Funds do not impose shareholder service fees on Class R6 shares.

The Distributor, the Advisers, and/or the Funds may enter into servicing arrangements with financial intermediaries from time to time. The table below shows the amount of Services Payments paid by each Fund on behalf of its share class other than Class R6 shares, for the fiscal period ended March 31, 2022. The below amounts do not include payments made to financial intermediaries for such services made by the Advisers out of their own assets, including for the purpose of limiting the amount of fees the Funds bear for the services described above.

Fund	Services Payments Paid by Funds

Total Return Bond Fund	$23,254,409
Core Fixed Income Fund	$3,122,683
Emerging Markets Fixed Income Fund	$623,683
Low Duration Bond Fund	$1,956,188
Floating Rate Fund	$90,486
Flexible Income Fund	$494,837
Low Duration Emerging Markets Fixed Income Fund	$220,200
Long Duration Total Return Bond Fund	$15,260
Global Bond Fund	$4,241
Infrastructure Income Fund	$55,722
Income Fund	$55,620
Emerging Markets Local Currency Bond Fund	$32
Multi-Asset Growth Fund	$15,905
Multi-Asset Trend Fund	$493
Strategic Commodity Fund	$115,568
Shiller Enhanced CAPE®	$4,453,890
Shiller Enhanced International CAPE®	$63,251
Real Estate and Income Fund	$6,100

PAYMENTS BY THE ADVISERS

The Adviser may make payments, at its own expense and out of its own revenues, in connection with the sale and distribution of the shares of the Funds it advises or for services to the Funds and their respective shareholders. Each Adviser has also agreed to compensate certain intermediaries a fixed amount per year as part of the Adviser’s participation in the intermediaries’ select program, which offers, among other things, access to investor forums, consultation services, new distribution platforms, intermediary client events and other promotional opportunities. Such payments are in addition to any Service Payments or Distribution Plan amounts paid to FINRA member firms or to other intermediaries. Additional information regarding these payments is included in the Prospectus under the title “Payments to Financial Intermediaries.”

Each of the intermediaries listed below either received payments as of June 30, 2022 or have entered into contractual arrangements since that date to receive such payments.

Firm	Firm

ADP Retirement Services

Advisory Group Equity Services, Ltd.

Alight Financial Solutions, LLC

American Century Investment Services Inc.

American Enterprise Investment Services, Inc.

American Portfolios Financial Services, Inc.

Ameriprise Financial Services, LLC

Ameritas Investment Corp.

Apex Clearing Corporation

APW Capital, Inc.

Arvest Investments, Inc.

Ascensus Broker Dealer Services, LLC

Ascensus, LLC

AssetMark Trust Company

Ausdal Financial Partners, Inc.

Axos Clearing LLC

BancWest Investment Services, Inc.

Bankers Life Securities, Inc.

Barclays Capital Inc.

Bay Mutual Financial LLC

BB&T Securities, LLC

BBVA Securities Inc.

BCG Securities, Inc.

B.C. Ziegler and Company

Benefit Plans Administrative Services, Inc.

Benefit Trust Company

Benjamin F. Edwards & Company, Inc.

Berthel Fisher & Company Financial Services, Inc.

BNP Paribas Securities Corporation

BNY Mellon Capital Markets, LLC

BNY Mellon, N.A.

Bok Financial Securities, Inc. (f/k/a BOSC, Inc.)

Bolton Global Capital

Boston Financial Data Services, Inc.

Broadridge Business Process Outsourcing, LLC

Brokerage Select

Brokers International Financial Services, LLC

Brown Advisory Securities, LLC

Brown Brothers Harriman & Co.

Bruderman Brothers LLC

Cadaret Grant & Co., Inc.

Cambridge Investment Research, Inc.

Cantella & Co., Inc.

CapFinancial Securities, LLC

Capitol Securities Management, Inc.

Celadon Financial Group LLC

Centaurus Financial, Inc.

Center Street Securities, Inc.

Cetera Advisor Networks LLC

Cetera Advisors LLC

Maxim Group, LLC

MBSC, LLC

McLaughlin Ryder Investments, Inc.

Meridian Trust & Investment Company

Merrill Lynch, Pierce, Fenner & Smith Incorporated

Mesirow Financial, Inc.

M Holdings Securities, Inc.

Mid Atlantic Clearing & Settlement Corporation

Miura Capital LLC

MMC Securities LLC

MML Distributors, LLC

MML Investors Services, Inc.

Monere Investments, Inc.

Money Concepts Capital Corporation

Moors & Cabot, Inc.

Morgan Stanley Smith Barney, LLC

M&T Bank Corporation

Muriel Siebert & Co., Inc.

Mutual Securities, Inc.

MWA Financial Services, Inc.

Nationwide Investment Services Corporation

Nationwide Planning Associates, Inc.

NewEdge Securities, Inc.

NEXT Financial Group, Inc.

NIA Securities - MMA Securities LLC

Northland Securities, Inc.

Northwestern Mutual Investment Services, LLC

NPB Financial Group, LLC

NYLIFE Distributors, LLC

Ohanesian/Lecours, Inc.

O.N. Equity Sales Company

Oppenheimer & Co., Inc.

Park Avenue Securities, LLC

Peak Brokerage Services, LLC

Pershing Advisor Solutions LLC

Pershing LLC

Petersen Investments, Inc.

PFPC, Inc.

Phillips & Company

PlanMember Securities Corporation

PNC Bank, National Association

Portsmouth Financial Services

Principal Life Insurance Company

Principal Securities, Inc.

Prospera Financial Services, Inc.

Prudential Investment Management Services LLC

Raymond James & Associates, Inc.

Raymond James Financial Services, Inc.

RBC Capital Markets, LLC

RD Capital Group, Inc.

Regulus Financial Group, LLC

Cetera Financial Specialists LLC

Cetera Investment Services LLC

Charles Schwab & Co., Inc.

City National Bank

Client One Securities, LLC

CNR Securities, LLC

Comerica Bank

Commonwealth Equity Services, LLC dba Commonwealth Financial Network

Community Bank, N.A.

Concourse Financial Group Securities, Inc.

Corinthian Partners, LLC

Cowen Prime Services LLC

Credit Suisse Securities (USA), LLC

Crestone Securities LLC (fka KCM Securities LLC)

Crown Capital Securities, LP

CUNA Brokerage Services, Inc.

CUSO Financial Services, LP

D.A. Davidson & Co.

Davenport & Company, LLC

Deutsche Bank Securities Inc.

Dominick & Dickerman, LLC

Doubleline ETF Trust

Eastern Point Securities, Inc.

E.E. Powell & Company, Inc.

Equitable Advisors, LLC

Essex Financial Services, Inc.

E*Trade Savings Bank

E*Trade Securities LLC

Family Management Corporation

Fidelity Brokerage Services LLC

Fidelity Investments Institutional Operations Company, Inc.

Fiduciary Trust Company International

Fieldpoint Private Securities, LLC

First Citizens Investor Services, Inc.

First Command Brokerage Services, Inc.

First Heartland Capital, Inc.

First Manhattan Co.

First National Bank of Omaha

First Republic Securities Company, LLC

Folio Investments, Inc.

Founders Financial Securities, LLC

FSC Securities Corporation

Geneos Wealth Management, Inc.

George K. Baum

Girard Investments Services LLC

GMS Group, LLC

Goldman, Sachs & Co. LLC

Great West Life & Annuity Insurance Co.

Grove Point Investments, LLC

GWFS Equities, Inc.

Reliance Trust Company

Reliance Trust Company FIS Trust

R.M. Stark & Co., Inc.

Ross Sinclair & Associates, LLC

Rothschild Investment Corporation

Royal Alliance Associates, Inc.

Safra Securities, LLC

SagePoint Financial, Inc.

Samuel A. Ramirez & Co., Inc.

Sanctuary Securities, Inc.

Sanders Morris Harris Inc.

Santander Securities LLC

Saturna Brokerage Services, Inc.

Saxony Securities, Inc.

Searle & Co.

SECU Brokerage Services, Inc.

Securian Financial Services, Inc.

Securities America, Inc.

Securities Service Network, Inc.

SEI Private Trust Company

Shareholders Service Group, Inc.

SMH Capital Investments LLC

Smith Moore & Co.

Snowden Account Services, Inc.

Sorrento Pacific Financial, LLC

Spire Securities, LLC

State Street Bank and Trust Company

Stephens, Inc.

Stifel Nicolaus & Company, Inc.

Stonecrest Capital Markets, Inc.

StoneX Financial Inc.

Stonnington Group, LLC

Strategic Financial Alliance, Inc.

Summit Brokerage Services, Inc.

Syndicated Capital, Inc.

TCAdvisors Network, Inc.

TD Ameritrade Clearing, Inc.

TD Ameritrade Trust Company

TD Private Client Wealth LLC

TFS Securities, Inc.

The Northern Trust Company

The Prudential Insurance Company of America

TIAA-CREF Individual & Institutional Services, LLC

Trade-PMR, Inc.

Tradition Asiel Securities, Inc.

Transamerica Financial Advisors, Inc.

T. Rowe Price Investment Services, Inc.

T. Rowe Price Retirement Plan Services, Inc.

UBS Financial Services, Inc.

UMB Bank N.A.

United Planners Financial Services of America

USA Financial Securities Corporation

GWN Securities, Inc.

Halliday Financial, LLC

Hand Securities, Inc.

Harbor Investment Advisory, LLC

Harbour Investments, Inc.

Hefren-Tillotson, Inc.

Hennion & Walsh, Inc.

Herbert J. Sims & Co., Inc.

Herndon Plant Oakley, Ltd.

Hilltop Securities Inc.

Hornor, Townsend & Kent, Inc.

IDB Capital Corp.

IFP Securities, LLC

Imperial Capital, LLC

IMS Securities, Inc.

Independent Financial Group, LLC

Infinex Investments, Inc.

Ingalls & Snyder, LLC

Insigneo Securities, LLC

Interactive Brokers LLC

International Assets Advisory, LLC

Inverness Securities, LLC

Invest Financial Corp

Investment Center, Inc.

Investment Centers of America, Inc.

Investors Brokerage of Texas, Ltd.

Janney Montgomery Scott, LLC

Jefferies, LLC

John Hancock Life Insurance Company of New York

John Hancock Life Insurance Company (U.S.A.)

John Hancock Trust Company

J.P. Morgan Chase Bank, N.A.

J.P. Morgan Securities, LLC

Key Bank, N.A.

Key Investment Services, LLC

Kovack Securities, Inc.

Landaas & Company

Lantern Investments, Inc.

Lara May & Associates LLC

Leumi Investment Services, Inc.

Lincoln Financial Advisors Corporation

Lincoln Financial Securities Corporation

Lincoln Investment

Lincoln Retirement Services Company LLC

Lion Street Financial LLC

Loring Ward Securities, Inc.

LPL Financial LLC

Madison Avenue Securities, Inc.

Mark Boyar & Co., Inc.

Massachusetts Mutual Life Insurance Company

Matrix Trust Company

U.S. Bancorp Investments, Inc.

US Bank NA

VALIC Financial Advisors, Inc.

VALIC Retirement Services Company

Vanderbilt Securities, LLC

Vanguard Group, Inc.

Vanguard Marketing Corporation

Vaughan & Co. Securities

Voya Financial Advisors, Inc.

Voya Institutional Plan Services, LLC

Voya Institutional Trust Company

Voya Retirement Insurance and Annuity Company

Wedbush Securities, Inc.

Wells Fargo Bank, N.A.

Wells Fargo Clearing Services, LLC

Western Growers Financial Services, Inc.

Western International Securities, Inc.

Wiley Bros.-Aintree Capital, LLC

William Blair & Company LLC

Woodbury Financial Services, Inc.

World Equity Group, Inc.

York Securities, Inc.

In addition to member firms of FINRA, payments may also be made to their selling and shareholder servicing agents that sell shares of or provide services to the Funds and their shareholders, such as banks, insurance companies and plan administrators.

The Funds, the distributor, the Adviser and their affiliates do not make payments to financial intermediaries that require compensation based on the intermediaries’ assets invested in Class R6 shares. However, the Funds, the Distributor, the Adviser and their affiliates may make payments to financial intermediaries that provide a variety of distribution, promotional, shareholder or other services or that sell, make available for purchase or promote one or more of the Funds and some of those arrangements involve fixed or minimum fee amounts payable, for example, per period or per Fund made available for purchase by the financial intermediary or investment platform.

ADMINISTRATION AGREEMENTS

U.S. Bancorp Fund Services, LLC (the “Administrator”), doing business as U.S. Bank Global Fund Services, serves as the administrator of the Trust pursuant to an Administration Agreement with the Trust (the “Administration Agreement”). Under the Administration Agreement, the Administrator receives a combined fee from the Funds as part of a bundled-fees agreement for services performed as Administrator, fund accountant, and custodian. The Administrator provides certain accounting and administrative services to the Trust, including, among other things, fund accounting; calculation of the daily NAV of each Fund; monitoring the Trust’s expense accruals; calculating monthly total return and yield figures; prospectus and statement of additional information compliance monitoring; preparing certain financial statements of the Trust; and preparing the Trust’s Form N-CEN.

For the fiscal years ended March 31, 2020, March 31, 2021, and March 31, 2022, the Funds paid the Administrator the following:

Fund Administration/Accounting Services	Fees Paid
	2020	2021	2022
Total Return Bond Fund	$6,775,760	$6,674,501	$6,537,886
Core Fixed Income Fund	$1,923,175	$1,885,704	$2,015,754
Emerging Markets Fixed Income Fund	$190,670	$156,747	$151,695
Low Duration Bond Fund	$1,132,622	$1,081,495	$1,164,670
Floating Rate Fund	$170,543	$130,369	$187,022
Flexible Income Fund	$454,447	$439,755	$535,056
Low Duration Emerging Markets Fixed Income Fund	$50,851	$60,565	$66,032
Long Duration Total Return Bond Fund	$18,440	$20,380	$19,490
Global Bond Fund	$277,011	$241,213	$159,892
Infrastructure Income Fund	$106,074	$116,557	$130,229
Income Fund(1)	$22,558	$29,165	$72,503
Emerging Markets Local Currency Bond Fund(1)	$22,894	$12,080	$11,458
Multi-Asset Growth Fund	$43,601	$32,601	$26,462
Multi-Asset Trend Fund(1)	N/A	$3,103	$2,719
Strategic Commodity Fund	$54,853	$21,596	$22,624
Shiller Enhanced CAPE®	$1,211,884	$1,301,236	$1,598,677
Shiller Enhanced International CAPE®	$37,491	$51,370	$67,077
Real Estate and Income Fund	$87,790	$98,483	$20,038

(1)

The Income Fund commenced operations on September 3, 2019. The Emerging Markets Local Currency Bond Fund commenced operations on June 28, 2019. The Multi-Asset Trend Fund commenced operations on February  26, 2021.

CONVERSION OF SHARES BETWEEN CLASSES

From time to time, a Fund may permit the conversion of shares of one class to another share class. In effecting a conversion, a Fund may require that the value of shares so converted meets the minimum initial investment requirements in the other class, that the shares of the other class are eligible for sale in the applicable state of residence, those shares are otherwise available for offer and sale, and such other terms and conditions as a Fund may determine to require. From time to time, the Distributor may enter into agreements with financial intermediaries to allow them to institute, for their clients, such conversions between share classes of a Fund provided that Fund-specified requirements are met. Ongoing fees and expenses incurred by a given share class will differ from those of other share classes, and a shareholder receiving new shares in an intra-Fund conversion may be subject to higher or lower total expenses following such conversion. Not all DoubleLine Funds may offer all classes of shares or may be open to new investors. Shareholders should consult their tax advisers as to the federal, foreign, state and local tax consequences of an intra-Fund exchange. DoubleLine Funds also reserve the right to refuse any or all requests for conversion. A conversion of shares between classes is exempt from the trading limits described in the Prospectus.

HOW TO BUY AND REDEEM SHARES

Shares in a Fund may be purchased and redeemed in the manner described in the Prospectus and in this SAI. For more information on how to purchase and redeem other shares classes of the Funds, consult the Prospectus.

Use of Sub-Transfer Agency Accounting or Administrative Services

Certain financial intermediaries perform certain sub-transfer agent accounting or administrative services for certain clients or retirement plan investors who have invested in the Funds. In consideration of the provision of these sub-transfer agency accounting or administrative services, the financial intermediaries will receive sub-transfer agency accounting or administrative fees, some or all of which may be paid or reimbursed by the Funds. See “Payments to Financial Intermediaries” in the Prospectus.

Purchases Through Broker-Dealers and Financial Intermediaries

Shares of the Funds may be purchased and redeemed through certain broker-dealers and financial intermediaries. If purchases and redemptions of a Fund’s shares are arranged and settlement is made at an investor’s election through a registered broker-dealer, other than the Distributor, the broker-dealer may in its discretion, charge a fee for that service.

PURCHASES IN KIND

Each Fund may, at the sole discretion of the Fund’s Adviser, accept securities in exchange for shares of a Fund. Securities which may be accepted in exchange for shares of any Fund must (1) meet the investment objective and policies of the Fund; (2) be acquired for investment and not for resale; (3) be liquid securities which are not restricted as to transfer either by law or liquidity of market (determined by reference to liquidity policies established by the Board); and (4) have a value which is readily ascertainable as evidenced by, for example, a listing on a recognized stock exchange or meet other applicable regulatory standards.

DISTRIBUTIONS IN KIND

If a Fund’s Board determines that it would be detrimental to the best interests of the remaining shareholders of the Fund to make a redemption payment wholly in cash, the Fund may pay, consistent with applicable law, any portion of a redemption by a distribution in kind of portfolio securities in lieu of cash. Shareholders receiving distributions in kind may incur brokerage commissions or other costs when subsequently disposing of those securities.

The Trust has filed an election under Rule 18f-1 under the 1940 Act committing each of the Funds to pay all redemptions of fund shares by a single shareholder during any 90-day period in cash, up to the lesser of (i) $250,000 or (ii) 1% of the Fund’s net assets measured as of the beginning of such 90-day period.

DISTRIBUTIONS AND TAXES

The following discussion of U.S. federal income tax consequences is based on the Code, existing U.S. Treasury regulations, and other applicable authority, as of the date of this SAI. These authorities are subject to change by legislative or administrative action, possibly with retroactive effect. The following discussion is only a summary of some of the important U.S. federal tax considerations generally applicable to investments in the Funds. It does not address special tax rules applicable to certain classes of investors, such as investors holding Fund shares through tax-advantaged accounts (such as 401(k) plan accounts or IRAs), tax-exempt entities, foreign investors, insurance companies, financial institutions and investors making in-kind contributions to the Fund. You should consult your tax adviser for more information about your own tax situation, including possible other federal, state, local, and, where applicable, foreign tax consequences of investing in a Fund.

Taxation of the Funds.

Each Fund has elected (or if a new Fund, intends to elect) to be treated as a RIC under Subchapter M of the Code and intends each year to qualify and to be eligible to be treated as such. In order to qualify for the special tax treatment accorded RICs and their shareholders, a Fund must, among other things: (a) derive at least 90% of its gross income for each taxable year from (i) dividends, interest, payments with respect to certain securities loans, and gains from the sale or other disposition of stock, securities or foreign currencies, or other income (including but not limited to gains from options, futures, or forward contracts) derived with respect to its business of investing in such stock, securities, or currencies, and (ii) net income derived from interests in “qualified publicly traded partnerships” (as defined below); (b) diversify its holdings so that, at the close of each quarter of a Fund’s taxable year, (i) at least 50% of the market value of a Fund’s total assets consists of cash, cash items, U.S. Government securities, securities of other RICs and other securities limited in respect of any one issuer to a value not greater than 5% of the value of a Fund’s total assets and not more than 10% of the outstanding voting securities of such issuer, and (ii) not more than 25% of the value of a Fund’s total assets is invested, including through corporations in which a Fund owns a 20% or more voting stock interest (x) in the securities (other than those of the U.S. Government or other RICs) of any one issuer or of two or more issuers that a Fund controls and that are engaged in the same, similar or related trades or businesses, or (y) in the securities of one or more qualified publicly traded partnerships (as defined below); and (c) distribute with respect to each taxable year at least 90% of the sum of its investment company taxable income (as that term is defined in the Code without regard to the deduction for dividends paid – generally, taxable ordinary income and the excess, if any, of net short-term capital gains over net long-term capital losses) and net tax-exempt interest income, if any, for such year.

In general, for purposes of the 90% gross income requirement described in (a) above, income derived from a partnership will be treated as qualifying income only to the extent such income is attributable to items of income of the partnership that would be qualifying income if realized directly by the RIC. However, 100% of the net income derived from an interest in a “qualified publicly traded partnership” (a partnership (x) the interests in which are traded on an established securities market or are readily tradable on a secondary market or the substantial equivalent thereof, and (y) that derives less than 90% of its income from the qualifying income described in (a)(i) above) will be treated as qualifying income. In general, such entities will be treated as partnerships for federal income tax purposes because they meet the passive income requirement under Code Section 7704(c)(2). In addition, although in general the passive loss rules of the Code do not apply to RICs, such rules do apply to a RIC with respect to items attributable to an interest in a qualified publicly traded partnership. MLPs, if any, in which a Fund invests generally will qualify as qualified publicly traded partnerships.

Gains from foreign currencies (including foreign currency futures and foreign currency forward contracts) currently constitute “qualifying income” for purposes of the 90% test described in (a) above. However, the U.S. Treasury has the authority to issue regulations (possibly with retroactive effect) excluding from the definition of qualifying income a Fund’s foreign currency gains to the extent that such income is not directly related to a Fund’s principal business of investing in stock or securities. This could adversely affect the qualification of a Fund as a RIC.

For purposes of the diversification test in (b) above, the term “outstanding voting securities of such issuer” will include the equity securities of a qualified publicly traded partnership. Also, for purposes of the diversification test in (b) above, the identification of the issuer (or, in some cases, issuers) of a particular Fund investment can depend on the terms and conditions of that investment. In some cases, identification of the issuer (or issuers) is uncertain under current law, and an adverse determination or future guidance by the IRS with respect to issuer identification for a particular type of investment may adversely affect a Fund’s ability to meet the diversification test in (b) above.

If a Fund qualifies as a RIC that is accorded special tax treatment, the Fund will not be subject to U.S. federal income tax on income or gains distributed in a timely manner to its shareholders in the form of dividends (including Capital Gain Dividends, as defined below).

If a Fund were to fail to meet the income, diversification or distribution test described above, the Fund could in some cases cure such failure, including by paying a Fund-level tax, paying interest, making additional distributions, or disposing of certain assets. If a Fund were ineligible to or otherwise did not cure such failure for any year, or if a Fund were otherwise to fail to qualify as a RIC accorded special tax treatment for such year, the Fund would be subject to tax on its taxable income at corporate rates, and all distributions from earnings and profits, including any distributions of net tax-exempt income and net long-term capital gains would be taxable to shareholders as ordinary income. Some portions of such distributions may be eligible for the dividends-received deduction in the case of corporate shareholders and may be eligible to be treated as qualified dividend income in the case of shareholders taxed as individuals, provided, in both cases, the shareholder meets certain holding period and other requirements in respect of a Fund’s shares (as described below). In addition, a Fund could be required to recognize unrealized gains, pay substantial taxes and interest, and make substantial distributions before re-qualifying as a RIC that is accorded special tax treatment.

Each Fund intends to distribute at least annually to its shareholders all or substantially all of its investment company taxable income (computed without regard to the dividends-paid deduction), its net tax-exempt income (if any) and its net capital gain (that is, the excess of net long-term capital gain over net short-term capital loss, in each case determined with reference to any loss carryforwards). Any taxable income including any net capital gain retained by a Fund will be subject to tax at the Fund level at regular corporate rates. In the case of net capital gain, a Fund is permitted to designate the retained amount as undistributed capital gain in a timely notice to its shareholders who would then, in turn, be (i) required to include in income for U.S. federal income tax purposes, as long-term capital gain, their shares of such undistributed amount, and (ii) entitled to credit their proportionate shares of the tax paid by the Fund on such undistributed amount against their U.S. federal income tax liabilities, if any, and to claim refunds on a properly-filed U.S. tax return to the extent the credit exceeds such liabilities. If a Fund makes this designation, for U.S. federal income tax purposes, the tax basis of shares owned by a shareholder of the Fund would be increased by an amount equal to the difference between the amount of undistributed capital gains included in the shareholder’s gross income under clause (i) of the preceding sentence and the tax deemed paid by the shareholder under clause (ii) of the preceding sentence. Each Fund is not required to, and there can be no assurance a Fund will, make this designation if it retains all or a portion of its net capital gain in a taxable year.

In determining its net capital gain, including in connection with determining the amount available to support a Capital Gain Dividend (as defined below), its taxable income, and its earnings and profits, a RIC generally may elect to treat part or all of any post-October capital loss (defined as any net capital loss attributable to the portion, if any, of the taxable year after October 31 or, if there is no such loss, the net long-term capital loss or net short-term capital loss attributable to such portion of the taxable year) or late-year ordinary loss (generally, the sum of its (i) net ordinary loss from the sale, exchange or other taxable disposition of property, attributable to the portion, if any, of the taxable year after October 31, and its (ii) other net ordinary loss, if any, attributable to the portion, if any, of the taxable year after December 31) as if incurred in the succeeding taxable year.

If a Fund were to fail to distribute in a calendar year at least an amount equal to the sum of 98% of its ordinary income for such year and 98.2% of its capital gain net income for the one-year period ending October 31 of such year, plus any such amounts retained from the prior year, a Fund would be subject to a nondeductible 4% excise tax on the undistributed amounts. For purposes of the required excise tax distribution, a RIC’s ordinary gains and losses from the sale, exchange or other taxable disposition of property that would otherwise be taken into account after October 31 of a calendar year generally are treated as arising on January 1 of the following calendar year. Also, for these purposes, a Fund will be treated as having distributed any amount on which it has been subject to corporate income tax for the taxable year ending within the calendar year. Each Fund intends generally to make distributions sufficient to avoid imposition of the 4% excise tax, although there can be no assurance that it will be able to do so.

A Fund will be a personal holding company for U.S. federal income tax purposes if 50% or more of the Fund’s shares are owned, at any time during the last half of the Fund’s taxable year, directly or indirectly by five or fewer individuals. For this purpose, the term “individual” includes pension trusts, private foundations and certain other tax-exempt trusts. If a Fund were a personal holding company, the Fund would be subject to a tax of 20% on all its investment income and on any net short-term gains not distributed to shareholders on or before the fifteenth day of the fourth month following the close of the Fund’s taxable year. In addition, a Fund’s status as a personal holding company may limit the ability of the Fund to pay dividends with respect to a taxable year in a manner qualifying for the dividends-paid deduction subsequent to the end of the taxable year and would prevent the Fund from using tax equalization (as described below), which may result in the Fund paying a Fund-level income tax. A Fund that could be a personal holding company will seek to distribute all of its income and gain in a timely manner such that it will not be subject to an income tax or an otherwise applicable personal holding company tax, but there can be no assurance that it will be successful in doing so each year.

Under current law, a RIC generally is permitted on its tax return to treat as a dividend the portion of redemption proceeds paid to redeeming shareholders that represents the redeeming shareholders’ pro rata share of the RIC’s accumulated earnings and profits. This practice, which involves the use of tax equalization, will reduce the amount of income and gains that a Fund is required to distribute as dividends to non-redeeming shareholders in order for the Fund to avoid U.S. federal income tax and excise tax, and the amount of any undistributed income will be reflected in the value of the Fund’s shares.

The total return on a shareholder’s investment will not be reduced as a result of using tax equalization. Tax equalization is not available to a RIC that is a personal holding company for federal income tax purposes.

Capital losses in excess of capital gains (“net capital losses”) are not permitted to be deducted against a Fund’s net investment income. Instead, potentially subject to certain limitations, a Fund may carry net capital losses from any taxable year forward to subsequent taxable years to offset capital gains, if any, realized during such subsequent taxable year. If a Fund incurs or has incurred net capital losses, those losses will be carried forward to one or more subsequent taxable years without expiration; any such carryforward losses will retain their character as short-term or long-term. The Fund must apply such carryforwards first against gains of the same character. A Fund’s available capital loss carryforwards, if any, will be set forth in its annual shareholder report for each fiscal year. As of March 31, 2022, the following capital loss carryforwards were available:

	Capital Loss Carryforward	Expires
Total Return Bond Fund	$3,345,271,882	Indefinite
Emerging Markets Fixed Income Fund	$47,331,427	Indefinite
Low Duration Bond Fund	$93,828,049	Indefinite
Floating Rate Fund	$38,782,121	Indefinite
Flexible Income Fund	$43,422,260	Indefinite
Long Duration Total Return Bond Fund	$6,641,383	Indefinite
Global Bond Fund	$14,170,985	Indefinite
Income Fund	$3,665,518	Indefinite
Emerging Markets Local Currency Bond Fund	$277,816	Indefinite
Multi-Asset Growth Fund	$3,995,055	Indefinite
Strategic Commodity Fund	$23,012	Indefinite
Shiller Enhanced International CAPE®	$6,886,507	Indefinite

Fund Distributions.

For U.S. federal income tax purposes, distributions of investment income are generally taxable to shareholders as ordinary income. Taxes on distributions of capital gains are determined by how long a Fund owned (or is deemed to have owned) the investments that generated the gains, rather than by how long a shareholder has owned his or her shares. In general, a Fund will recognize long-term capital gain or loss on investments it has owned (or is deemed to have owned) for more than one year, and short-term capital gain or loss on investments it has owned (or is deemed to have owned) for one year or less. Distributions of net capital gain that are properly reported by a Fund to its shareholders as capital gain dividends (“Capital Gain Dividends”) will be taxable to shareholders as long-term capital gains includible in net capital gain and taxed to individuals at reduced rates relative to ordinary income. Distributions from capital gains are generally made after applying any available capital loss carryforwards. Distributions of net short-term capital gain (as reduced by any net long-term capital loss for the taxable year) will be taxable to shareholders as ordinary income. The IRS and U.S. Treasury have issued regulations that impose special rules in respect of Capital Gain Dividends received through partnership interests constituting “applicable partnership interests” under Section 1061 of the Code.

In general, distributions of investment income reported by a Fund to its shareholders as derived from qualified dividend income are taxed in the hands of individuals at the rates applicable to net capital gain, provided holding period and other requirements are met at both the shareholder and Fund level. In order for some portion of the dividends received by a Fund shareholder to be “qualified dividend income” that is eligible for taxation at long-term capital gain rates, the Fund must meet holding period and other requirements with respect to some portion of the dividend-paying stocks in its portfolio and the shareholder must meet holding period and other requirements with respect to the Fund’s shares. In general, a dividend will not be treated as qualified dividend income (at either the Fund or shareholder level) (1) if the dividend is received with respect to any share of stock held for fewer than 61 days during the 121-day period beginning on the date which is 60 days before the date on which such share becomes ex-dividend with respect to such dividend (or, in the case of certain preferred stock, 91 days during the 181-day period beginning 90 days before such date), (2) to the extent that the recipient is under an obligation (whether pursuant to a short sale or otherwise) to make related payments with respect to positions in substantially similar or related property, (3) if the recipient elects to have the dividend income treated as investment income for purposes of the limitation on deductibility of investment interest, or (4) if the dividend is received from a foreign corporation that is (a) not eligible for the benefits of a comprehensive income tax treaty with the United States (with the exception of dividends paid on stock of such a foreign corporation readily tradable on an established securities market in the United States) or (b) treated as a passive foreign investment company. Each Fund does not expect a significant portion of its distributions to be derived from qualified dividend income.

In general, dividends of net investment income received by corporate shareholders of a Fund will qualify for the dividends-received deduction generally available to corporations only to the extent of the amount of eligible dividends received by the Fund from domestic corporations for the taxable year. A dividend received by a Fund will not be treated as a dividend eligible for the dividends-received deduction (1) if it has been received with respect to any share of stock that the Fund has held for less than 46 days (91 days in the case of certain preferred stock) during the 91-day period beginning on the date which is 45 days before the date on which such share becomes ex-dividend with respect to such dividend (during the 181-day period beginning 90 days before such date in the case of certain preferred stock) or (2) to the extent that the Fund is under an obligation (pursuant to a short sale or otherwise) to make related payments with respect to positions in substantially similar or related property. Moreover, the dividends received deduction may otherwise be disallowed or reduced (1) if the corporate shareholder fails to satisfy the foregoing requirements with respect to its shares of a Fund or (2) by application of various provisions of the Code (for instance, the dividends-received deduction is reduced in the case of a dividend received on debt-financed portfolio stock (generally, stock acquired with borrowed funds)). The Funds do not expect that a significant portion of their distributions will be eligible for the corporate dividends-received deduction.

Any distribution of income that is attributable to (i) income received by a Fund in lieu of dividends with respect to securities on loan pursuant to a securities lending transaction or (ii) dividend income received by a Fund on securities it temporarily purchased from a counterparty pursuant to a repurchase agreement that is treated for U.S. federal income tax purposes as a loan by a Fund, will not constitute qualified dividend income to individual shareholders and will not be eligible for the dividends-received deduction for corporate shareholders.

Distributions by a Fund to its shareholders that each Fund properly reports as “section 199A dividends,” as defined and subject to certain conditions described below, are treated as qualified REIT dividends in the hands of non-corporate shareholders. Non-corporate shareholders are permitted a federal income tax deduction equal to 20% of qualified REIT dividends received by them, subject to certain limitations. Very generally, a “section 199A dividend” is any dividend or portion thereof that is attributable to certain dividends received by a RIC from REITs, to the extent such dividends are properly reported as such by the RIC in a written notice to its shareholders. A section 199A dividend is treated as a qualified REIT dividend only if the shareholder receiving such dividend holds the dividend-paying regulated investment company shares for at least 46 days of the 91-day period beginning 45 days before the shares become ex-dividend, and is not under an obligation to make related payments with respect to a position in substantially similar or related property. A Fund is permitted to report such part of its dividends as section 199A dividends as are eligible, but is not required to do so. Distributions of income or gain attributable to derivatives with respect to REIT securities, including swaps, will not constitute qualified REIT dividends.

Subject to any future regulatory guidance to the contrary, any distribution of income attributable to qualified publicly traded partnership income from a Fund’s investment in an MLP will ostensibly not qualify for the deduction that would be available to a non-corporate shareholder were the shareholder to own such MLP directly. Furthermore, distributions of income or gain attributable to swaps on MLP securities will not constitute qualified publicly traded partnership income and will not be eligible for such deduction.

If, in and with respect to any taxable year, a Fund makes a distribution to a shareholder in excess of a Fund’s current and accumulated earnings and profits, the excess distribution will be treated as a return of capital to the extent of such shareholder’s tax basis in its shares, and thereafter as capital gain. A return of capital is not taxable, but it reduces a shareholder’s tax basis in its shares, thus reducing any loss or increasing any gain on a subsequent taxable disposition by the shareholder of its shares.

The Code generally imposes a 3.8% Medicare contribution tax on the net investment income of certain individuals, trusts and estates to the extent their income exceeds certain threshold amounts. For these purposes, “net investment income” generally includes, among other things, (i) distributions paid by the Fund of net investment income and capital gains as described above, and (ii) any net gain from the sale, redemption, exchange or other taxable disposition of Fund shares. Shareholders are advised to consult their tax advisers regarding the possible implications of this additional tax on their investment in the Fund.

As required by federal law, detailed federal tax information with respect to each calendar year will be furnished to shareholders early in the succeeding year.

Distributions are taxable as described herein whether shareholders receive them in cash or reinvest them in additional shares of a Fund.

A dividend paid to shareholders by a Fund in January generally is deemed to have been paid by the Fund on December 31 of the preceding year, if the dividend was declared and payable to shareholders of record on a date in October, November, or December of that preceding year.

Distributions on a Fund’s shares are generally subject to U.S. federal income tax as described herein to the extent they do not exceed a Fund’s realized income and gains, even though such distributions may economically represent a return of a particular shareholder’s investment. Such distributions are likely to occur in respect of shares purchased at a time when a Fund’s NAV reflects either unrealized gains, or realized but undistributed income or gains, that were therefore included in the price the shareholder paid. Such distributions may reduce the fair market value of a Fund’s shares below the shareholder’s cost basis in those shares. As described above, each Fund is required to distribute realized income and gains regardless of whether the Fund’s NAV also reflects unrealized losses.

Tax Implications of Certain Fund Investments.

Commodity-Related Investments. A Fund’s use of commodity-linked instruments can be limited by the Fund’s intention to qualify as a RIC, and can bear on the Fund’s ability to so qualify. Income and gains from certain commodity-linked instruments and from direct investments, if any, in commodities do not constitute qualifying income to a RIC for purposes of the 90% gross income test described above. The tax treatment of certain other commodity-linked instruments in which a Fund might invest is not certain, in particular with respect to whether income or gains from such instruments constitute qualifying income to a RIC. If a Fund were to treat income or gain from a particular instrument as qualifying income and the income or gain were later determined not to constitute qualifying income and, together with any other non-qualifying income, caused the Fund’s non-qualifying income to exceed 10% of its gross income in any taxable year, the Fund would fail to qualify as a RIC unless it is eligible to and does cure such failure by paying a tax at the Fund level.

As discussed below under “Investment in a Wholly-Owned Subsidiary,” a Fund may invest in commodities and commodity-related instruments through a wholly-owned subsidiary. It is expected that all of a Fund’s non-U.S. subsidiary’s income will be subpart F income currently included in a Fund’s income as ordinary income for federal income tax purposes (such income inclusions, “subpart F inclusions”). Under U.S. Treasury regulations, subpart F inclusions included in a Fund’s annual income for U.S. federal income purposes will constitute qualifying income to the extent it is either (i) timely and currently repatriated or (ii) derived with respect to the Fund’s business of investing in stock, securities or currencies.

Investment in a Wholly-Owned Subsidiary. A Fund may organize and invest in one or more wholly-owned subsidiaries in order to achieve optimal exposure to certain asset classes, including commodities and commodity-linked instruments, without violating the 90% gross income requirement applicable to RICs, as described above. Each such non-U.S. subsidiary will be treated as a controlled foreign corporation (“CFC”) for U.S. federal income tax purposes. A Fund that owns such a subsidiary generally will be required each year to include in gross income all of the CFC’s subpart F income for the CFC’s taxable year ending within the Fund’s taxable year, whether or not such income is actually distributed by the CFC. Subpart F income generally includes interest, original issue discount (“OID”), dividends, net gains from transactions in commodity-linked derivatives and from the disposition of stocks or securities, receipts with respect to securities loans, and net payments received with respect to equity swaps and similar derivatives. Subpart F income is treated as ordinary income, regardless of the character of the CFC’s underlying income. Net losses incurred by the CFC during a tax year do not flow through to a Fund and thus will not be available to offset the Fund’s other income or capital gains. In addition, net losses incurred by a CFC during a tax year generally cannot be carried forward by the CFC to offset gains realized by it in subsequent taxable years. If a Fund were to recognize subpart F income in excess of actual distributions from a CFC in a particular year, it may be required to liquidate other investments in order to satisfy its distribution requirements.

Special Rules for Debt Obligations. Some debt obligations with a fixed maturity date of more than one year from the date of issuance (and zero-coupon debt obligations with a fixed maturity date of more than one year from the date of issuance) will be treated as debt obligations that are issued originally at a discount. Generally, the OID is treated as interest income and is included in a Fund’s income and required to be distributed by the Fund over the term of the debt security, even though payment of that amount is not received until a later time, upon partial or full repayment or disposition of the debt security. In addition, payment-in-kind securities will give rise to income which is required to be distributed and is taxable even though the Fund holding the security receives no interest payment in cash on the security during the year.

Some debt obligations with a fixed maturity date of more than one year from the date of issuance that are acquired by a Fund in the secondary market may be treated as having market discount. Very generally, market discount is the excess of the stated redemption price of a debt obligation (or in the case of an obligation issued with OID, its revised issue price) over the purchase price of such obligation. Generally, any gain recognized on the disposition of, and any partial payment of principal on, a debt security having market discount is treated as ordinary income to the extent the gain, or principal payment, does not exceed the accrued market discount on such debt security. Alternatively, a Fund may elect to accrue market discount currently, in which case the Fund will be required to include the accrued market discount in a Fund’s income (as ordinary income) and thus distribute it over the term of the debt security, even though payment of that amount is not received until a later time, upon partial or full repayment or disposition of the debt security. The rate at which the market discount accrues, and thus is included in the Fund’s income, will depend upon which of the permitted accrual methods the Fund elects.

Some debt obligations with a fixed maturity date of one year or less from the date of issuance may be treated as having OID or, in certain cases, acquisition discount (very generally, the excess of the stated redemption price over the purchase price). A Fund will be required to include the OID or acquisition discount in income (as ordinary income) and thus distribute it over the term of the debt security, even though payment of that amount is not received until a later time, upon partial or full repayment or disposition of the debt security. The rate at which OID or acquisition discount accrues, and thus is included in a Fund’s income, will depend upon which of the permitted accrual methods the Fund elects.

If a Fund holds the foregoing kinds of obligations or other obligations subject to special rules under the Code, it may be required to pay out as an income distribution each year an amount which is greater than the total amount of cash interest a Fund actually received. Such distributions may be made from the cash assets of a Fund or, if necessary, by liquidation of portfolio securities including at a time when it may not be advantageous to do so. These dispositions may cause a Fund to realize higher amounts of short-term capital gains (generally taxed to shareholders at ordinary income tax rates) and, in the event the Fund realizes net capital gains from such transactions, its shareholders may receive a larger Capital Gain Dividend than if the Fund had not held such obligations.

A portion of the OID accrued on certain high yield discount obligations may not be deductible to the issuer and will instead be treated as a dividend paid by the issuer for purposes of the dividends-received deduction. In such cases, if the issuer of the high yield discount obligations is a domestic corporation, dividend payments by a Fund may be eligible for the dividends-received deduction to the extent attributable to the deemed dividend portion of such OID.

Securities Purchased at a Premium. Very generally, where a Fund purchases a bond at a price that exceeds the redemption price at maturity (i.e., a premium), the premium is amortizable over the remaining term of the bond. In the case of a taxable bond, if the Fund makes an election applicable to all such bonds it purchases, which election is irrevocable without consent of the IRS, the Fund reduces the current taxable income from the bond by the amortized premium and reduces its tax basis in the bond by the amount of such offset; upon the disposition or maturity of such bonds, the Fund is permitted to deduct any remaining premium allocable to a prior period. In the case of a tax-exempt bond, tax rules require the Fund to reduce its tax basis by the amount of amortized premium.

At-risk or Defaulted Debt Obligations. Investments in debt obligations that are at risk of or in default present special tax issues for a Fund. Tax rules are not entirely clear about issues such as whether or to what extent a Fund should recognize market discount on a debt obligation; when a Fund may cease to accrue interest, OID or market discount; when and to what extent a Fund may take deductions for bad debts or worthless securities and how a Fund should allocate payments received on obligations in default between principal and income. These and other related issues will be addressed by a Fund when, as and if it invests in such obligations, in order to seek to ensure that it distributes sufficient income to preserve its status as a RIC and does not become subject to U.S. federal income or excise tax.

Certain Investments in REITs. Any investment by a Fund in equity securities of REITs qualifying as such under Subchapter M of the Code may result in the Fund’s receipt of cash in excess of the REIT’s earnings; if the Fund distributes these amounts, these distributions could constitute a return of capital to Fund shareholders for U.S. federal income tax purposes. Dividends received by the Fund from a REIT will not qualify for the corporate dividends-received deduction and generally will not constitute qualified dividend income. Certain distributions made by a Fund attributable to dividends received by the Fund from REITs may qualify as “qualified REIT dividends” in the hands of non-corporate shareholders, as discussed above.

Mortgage-Related Securities. The Funds may invest, including through investments in REITs or other pass-through entities, in residual interests in REMICs (including by investing in residual interests in CMOs with respect to which an election to be treated as a REMIC is in effect) or equity interests in taxable mortgage pools (“TMPs”). Under a notice issued by the IRS in October 2006 and U.S. Treasury regulations that have yet to be issued but may apply retroactively, a portion of a Fund’s income (including income allocated to the Fund from a REIT or other pass-through entity) that is attributable to a residual interest in a REMIC or an equity interest in a TMP (referred to in the Code as an “excess inclusion”) will be subject to U.S. federal income tax in all events. This notice also provides, and the regulations are expected to provide, that excess inclusion income of a RIC will be allocated to shareholders of the RIC in proportion to the dividends received by such shareholders, with the same consequences as if the shareholders held the related interest directly. As a result, a Fund investing in such interests may not be a suitable investment for certain tax-exempt investors, as noted below.

In general, excess inclusion income allocated to shareholders (i) cannot be offset by net operating losses (subject to a limited exception for certain thrift institutions), (ii) will constitute unrelated business taxable income (“UBTI”) to entities (including a qualified pension plan, an individual retirement account, a 401(k) plan, a Keogh plan or other tax-exempt entity) subject to tax on UBTI, thereby potentially requiring such an entity that is allocated excess inclusion income, and otherwise might not be required to file a tax return, to file a tax return and pay tax on such income, and (iii) in the case of a non-U.S. shareholder, will not qualify for any reduction in U.S. federal withholding tax. A shareholder will be subject to U.S. federal income tax on such inclusions notwithstanding any exemption from such income tax otherwise available under the Code.

Foreign Currency Transactions. Any transaction by a Fund in foreign currencies, foreign currency-denominated debt obligations or certain foreign currency options, futures contracts or forward contracts (or similar instruments) may give rise to ordinary income or loss to the extent such income or loss results from fluctuations in the value of the foreign currency concerned. Any such net gains could require a larger dividend toward the end of the calendar year. Any such net losses will generally reduce and potentially require the recharacterization of prior ordinary income distributions. Such ordinary income treatment may accelerate Fund distributions to shareholders and increase the distributions taxed to shareholders as ordinary income. Any net ordinary losses so created cannot be carried forward by a Fund to offset income or gains earned in subsequent taxable years.

Passive Foreign Investment Companies. A Fund’s investments that are treated as equity investments for federal income tax purposes in certain “passive foreign investment companies” (“PFICs”) could potentially subject the Fund to a U.S. federal income tax (including interest charges) on distributions received from the company or on proceeds received from the disposition of shares in the company. This tax cannot be eliminated by making distributions to Fund shareholders. However, a Fund may elect to avoid the imposition of this tax. For example, a Fund may elect to treat a PFIC as a qualified electing fund (i.e., make a “QEF election”), in which case the Fund will be required to include its share of the PFIC’s income and net capital gains annually, regardless of whether it receives any distribution from the PFIC. A Fund also may make an election to mark the gains (and to a limited extent losses) in such holdings to the market as though it had sold (and, solely for purposes of this mark-to-market election, repurchased) its holdings in those PFICs on the last day of the Fund’s taxable year. Such gains and losses are treated as ordinary income and loss. The QEF and mark-to-market elections may accelerate the recognition of income (without the receipt of cash) and increase the amount required to be distributed by a Fund to avoid taxation. Making either of these elections therefore may require a Fund to liquidate other investments (including when it is not advantageous to do so) to meet its distribution requirement, which also may accelerate the recognition of gain and affect the Fund’s total return. Dividends paid by PFICs will not be eligible to be treated as qualified dividend income. If a Fund indirectly invests in PFICs by virtue of the Fund’s investment in other funds, it may not make such PFIC elections; rather, the underlying funds directly investing in the PFICs would decide whether to make such elections.

Because it is not always possible to identify a foreign corporation as a PFIC, a Fund may incur the tax and interest charges described above in some instances.

Tax Credit Bonds. If a Fund holds, directly or indirectly, one or more “tax credit bonds” issued on or before December 31, 2017 on one or more applicable dates during a taxable year, it is possible that a Fund will elect to permit its shareholders to claim a tax credit on their income tax returns equal to each shareholder’s proportionate share of tax credits from the applicable bonds that otherwise would be allowed to a Fund. In such a case, a shareholder will be deemed to receive a distribution of money with respect to its Fund shares equal to the shareholder’s proportionate share of the amount of such credits and be allowed a credit against the shareholder’s U.S. federal income tax liability equal to the amount of such deemed distribution, subject to certain limitations imposed by the Code on the credits involved. Even if a Fund is eligible to pass through such tax credits to shareholders, a Fund may choose not to do so.

Options and Futures. In general, option premiums received by a Fund are not immediately included in the income of the Fund. Instead, the premiums are recognized when the option contract expires, the option is exercised by the holder, or a Fund transfers or otherwise terminates the option (for example, through a closing transaction). If a call option written by a Fund is exercised and the Fund sells or delivers the underlying stock, a Fund generally will recognize capital gain or loss equal to (a) sum of the strike price and the option premium received by a Fund minus (b) a Fund’s basis in the stock. Such gain or loss generally will be short-term or long-term depending upon the holding period of the underlying stock. If securities are purchased by a Fund pursuant to the exercise of a put option written by it, a Fund generally will subtract the premium received for purposes of computing its cost basis in the securities purchased. Gain or loss arising in respect of a termination of a Fund’s obligation under an option other than through the exercise of the option will be short-term gain or loss depending on whether the premium income received by a Fund is greater or less than the amount paid by a Fund (if any) in terminating the transaction. Thus, for example, if an option written by a Fund expires unexercised, a Fund generally will recognize short-term gain equal to the premium received.

A Fund’s options activities may include transactions constituting straddles for U.S. federal income tax purposes, that is, that trigger the U.S. federal income tax straddle rules contained primarily in Section 1092 of the Code. Such straddles include, for example, positions in a particular security, or an index of securities, and one or more options that offset the former position, including options that are “covered” by a Fund’s long position in the subject security. Very generally, where applicable, Section 1092 requires (i) that losses be deferred on positions deemed to be offsetting positions with respect to “substantially similar or related property,” to the extent of unrealized gain in the latter, and (ii) that the holding period of such a straddle position that has not already been held for the long-term holding period be terminated and begin anew once the position is no longer part of a straddle. Options on single stocks that are not “deep in the money” may constitute qualified covered calls which generally, are not subject to the straddle rules; the holding period on stock underlying qualified covered calls that are “in the money” although not “deep in the money” will be suspended during the period that such calls are outstanding. The straddle rules and the rules governing qualified covered calls could cause gains that would otherwise constitute long-term capital gains to be treated as short-term capital gains, and distributions that would otherwise constitute qualified dividend income or qualify for the dividends-received deduction to fail to satisfy the holding period requirements and therefore to be taxed as ordinary income or to fail to qualify for the dividends-received deduction, as the case may be.

The tax treatment of certain positions entered into by a Fund, including regulated futures contracts, certain foreign currency positions and certain listed non-equity options, will be governed by section 1256 of the Code (“section 1256 contracts”). Gains or losses on section 1256 contracts generally are considered 60% long-term and 40% short-term capital gains or losses (“60/40”), although certain foreign currency gains and losses from such contracts may be treated as ordinary in character. Also, section 1256 contracts held by a Fund at the end of each taxable year (and, for purposes of the 4% excise tax, on certain other dates as prescribed under the Code) are marked to market with the result that unrealized gains or losses are treated as though they were realized and the resulting gain or loss is treated as ordinary or 60/40 gain or loss, as applicable.

Other Derivatives, Hedging, and Related Transactions. In addition to the special rules described above in respect of futures and options transactions, the Fund’s transactions in other derivative instruments (for example, forward contracts and swap agreements), as well as any of its other hedging, short sale or similar transactions, may be subject to one or more special tax rules (for example, notional principal contract, straddle, constructive sale, wash sale and short sale rules). These rules may affect whether gains and losses recognized by the Fund are treated as ordinary or capital or as short-term or long-term, accelerate the recognition of income or gains to the Fund, defer losses to the Fund, and cause adjustments in the holding periods of the Fund’s securities. These rules could therefore affect the amount, timing and/or character of distributions to shareholders. In addition, the tax rules applicable to derivatives are in many cases uncertain under current law. An adverse determination, future guidance by the IRS or U.S. Treasury regulations, in each case with potentially retroactive effect, might bear adversely on a Fund’s satisfaction of the distribution or other requirements to maintain its qualification as a RIC and avoid a Fund-level tax.

Exchange-Traded Notes. The tax rules are uncertain with respect to the treatment, including timing, of income or gains arising in respect of ETNs. An adverse determination or future guidance by the IRS with respect to these rules (which determination or guidance could be retroactive) may affect a Fund’s ability to satisfy the requirements for qualifying for treatment as a RIC and to avoid a Fund-level tax.

Book-Tax Differences. Certain of a Fund’s investments in derivative instruments and foreign currency-denominated instruments, and any of a Fund’s transactions in foreign currencies and hedging activities, are likely to produce a difference between its book income and the sum of its taxable income and net tax-exempt income (if any). If such a difference arises, and a Fund’s book income is less than the sum of its taxable income and net tax-exempt income, the Fund could be required to make distributions exceeding book income to qualify as a RIC that is accorded special tax treatment. In the alternative, if a Fund’s book income exceeds the sum of its taxable income (including realized capital gains) and net tax-exempt income, the distribution (if any) of such excess generally will be treated as (i) a dividend to the extent of the Fund’s remaining earnings and profits (including earnings and profits arising from tax-exempt income), (ii) thereafter, as a return of capital to the extent of the recipient’s basis in its shares, and (iii) thereafter as gain from the sale or exchange of a capital asset.

Investments in Other RICs. A Fund’s investments in shares of another mutual fund, ETF or another company that qualifies as a RIC (each, an “underlying RIC”) can cause the Fund to be required to distribute greater amounts of net investment income or net capital gain than the Fund would have distributed had it invested directly in the securities held by the underlying RIC, rather than in shares of the underlying RIC. Further, the amount or timing of distributions from a Fund qualifying for treatment as a particular character (for example, long-term capital gain, exempt interest, eligibility for dividends-received deduction, etc.) will not necessarily be the same as it would have been had the Fund invested directly in the securities held by the investment company.

If a Fund receives dividends from an underlying RIC and the underlying RIC reports such dividends as qualified dividend income, then the Fund is permitted in turn to report to its shareholders a portion of its distributions as qualified dividend income, provided the Fund meets holding period and other requirements with respect to shares of the underlying RIC. If a Fund receives dividends from an underlying RIC and the underlying RIC reports such dividends as eligible for the dividends-received deduction, then the Fund is permitted in turn to report to its shareholders its distributions derived from those dividends as eligible for the dividends-received deduction as well, provided the Fund meets holding period and other requirements with respect to shares of the underlying RIC.

If at the close of each quarter of a Fund’s taxable year, at least 50% of its total assets were to consist of interests in other RICs, the Fund would be a qualified fund of funds. In that case, the Fund would be permitted to elect to pass through to its shareholders foreign income and other similar taxes paid by the Fund in respect of foreign securities held directly by the Fund or by an underlying fund in which it invests that itself elected to pass such taxes through to shareholders, so that shareholders of the Fund would be eligible to claim a tax credit or deduction for such taxes. However, even if the Fund were to qualify to make such election for any year, it may determine not to do so. See “Foreign Taxation” below for more information. Additionally, if a Fund were a qualified fund of funds, the Fund would be permitted to distribute exempt-interest dividends and thereby pass through to its shareholders the tax-exempt character of any exempt-interest dividends it receives from underlying funds in which it invests, or interest on any tax-exempt obligations in which it directly invests, if any. The Funds do not expect to be able to distribute exempt-interest dividends under any other circumstances. Furthermore, even if a Fund were eligible to report any distributions as exempt-interest dividends, it provides no assurance that it would do so.

If a Fund were to own 20% or more of the voting interests of an underlying RIC, subject to a safe harbor in respect of certain fund of funds arrangements, the Fund would be required to “look through” the underlying RIC to its holdings and combine the appropriate percentage (as determined pursuant to the applicable U.S. Treasury regulations) of the underlying RIC’s assets with the Fund’s assets for purposes of satisfying the 25% diversification test described above.

Backup Withholding.

Each Fund generally is required to withhold and remit to the U.S. Treasury a percentage of the taxable distributions and redemption proceeds paid to any individual shareholder who fails to properly furnish the Fund with a correct taxpayer identification number, who has under-reported dividend or interest income, or who fails to certify to a Fund that he or she is not subject to such withholding.

Backup withholding is not an additional tax. Any amounts withheld may be credited against the shareholder’s U.S. federal income tax liability, provided the appropriate information is furnished to the IRS.

Tax-Exempt Shareholders.

Income of a RIC that would be UBTI if earned directly by a tax-exempt entity generally will not constitute UBTI when distributed to a tax-exempt shareholder of the RIC. Notwithstanding this blocking effect, a tax-exempt shareholder could realize UBTI by virtue of its investment in a Fund if shares in the Fund constitute debt-financed property in the hands of the tax-exempt shareholder within the meaning of Code Section 514(b).

A tax-exempt shareholder may also recognize UBTI if the Fund recognizes excess inclusion income derived from direct or indirect investments in residual interests in REMICs or equity interests in TMPs as described above, if the amount of such income recognized by a Fund exceeds the Fund’s investment company taxable income (after taking into account deductions for dividends paid by a Fund).

In addition, special tax consequences apply to charitable remainder trusts (“CRTs”) that invest in RICs that invest directly or indirectly in residual interests in REMICs or equity interests in TMPs. Under legislation enacted in December 2006, a CRT (as defined in Section 664 of the Code) that realizes any UBTI for a taxable year must pay an excise tax annually of an amount equal to such UBTI. Under IRS guidance issued in October 2006, a CRT will not recognize UBTI as a result of investing in a Fund that recognizes excess inclusion income. Rather, if at any time during any taxable year a CRT (or one of certain other tax-exempt shareholders, such as the United States, a state or political subdivision, or an agency or instrumentality thereof, and certain energy cooperatives) is a record holder of a share in a Fund that recognizes excess inclusion income, then the Fund will be subject to a tax on that portion of its excess inclusion income for the taxable year that is allocable to such shareholders at the highest federal corporate income tax rate. The extent to which this IRS guidance remains applicable in light of the December 2006 legislation is unclear. To the extent permitted under the 1940 Act, each Fund may elect to specially allocate any such tax to the applicable CRT, or other shareholder, and thus reduce such shareholder’s distributions for the year by the amount of the tax that relates to such shareholder’s interest in a Fund.

CRTs and other tax-exempt investors are urged to consult their tax advisers concerning the consequences of investing in a Fund.

Sale, Exchange or Redemption of Shares.

The sale, exchange, or redemption of Fund shares may give rise to a gain or loss. In general, any gain or loss realized upon a taxable disposition of shares will be treated as long-term capital gain or loss if the shares have been held for more than 12 months. Otherwise, the gain or loss on the taxable disposition of Fund shares will be treated as short-term capital gain or loss. However, any loss realized upon a taxable disposition of Fund shares held by a shareholder for six months or less will be treated as long-term, rather than short-term, to the extent of any Capital Gain Dividends received (or deemed received) by the shareholder with respect to the shares.

Further, all or a portion of any loss realized upon a taxable disposition of Fund shares will be disallowed under the Code’s “wash sale” rule if other substantially identical shares are purchased, including by means of dividend reinvestment, within 30 days before or after the disposition. In such a case, the basis of the newly purchased shares will be adjusted to reflect the disallowed loss.

Upon the redemption or exchange of Fund shares, the Fund or, in the case of shares purchased through a financial intermediary, the financial intermediary may be required to provide you and the IRS with cost basis and certain other related tax information about the Fund shares you redeemed or exchanged. See the Funds’ Prospectus for more information.

Tax Shelter Reporting Regulations.

Under U.S. Treasury regulations, if a shareholder recognizes a loss of $2 million or more for an individual shareholder or $10 million or more for a corporate shareholder, the shareholder must file with the IRS a disclosure statement on Form 8886. Direct holders of portfolio securities are in many cases excepted from this reporting requirement, but under current guidance, shareholders of a RIC are not excepted. Future guidance may extend the current exception from this reporting requirement to shareholders of most or all RICs. The fact that a loss is reportable under these regulations does not affect the legal determination of whether the taxpayer’s treatment of the loss is proper. Shareholders should consult their tax advisers to determine the applicability of these regulations in light of their individual circumstances.

Foreign Taxation.

Income, proceeds and gains received by a Fund (or underlying RICs in which a Fund has invested) from sources within foreign countries may be subject to withholding and other taxes imposed by such countries, which would decrease the Fund’s yield on securities subject to such taxes. Tax treaties between certain countries and the U.S. may reduce or eliminate such taxes. This will decrease the Fund’s yield on securities subject to such taxes. If more than 50% of the value of a Fund’s total assets at the close of a taxable year consists of securities of foreign corporations, the Fund will be eligible to elect to pass through to shareholders foreign income taxes that it pays. If this election is made, shareholders will be required to include their share of those taxes in gross income as a distribution from the Fund and generally will be allowed to claim a credit (or a deduction, if the shareholder itemizes deductions) for such amounts on their federal U.S. income tax return, subject to certain limitations. If a Fund were a qualified fund of funds, it would be permitted to elect to pass through to its shareholders foreign taxes it has paid or foreign taxes passed through to it by any underlying fund that itself elected to pass through such taxes to shareholders (see “Investments in Other RICs” above). Even if a Fund were eligible to make such an election for a given year, it may determine not to do so.

Foreign Shareholders.

Distributions by a Fund to shareholders that are not “U.S. persons” within the meaning of the Code (“foreign shareholders”) properly reported by the Fund as (1) Capital Gain Dividends, (2) short-term capital gain dividends (3) interest-related dividends, each as defined and subject to certain conditions described below, and (4) exempt-interest dividends generally are not subject to withholding of U.S. federal income tax (though such exempt interest dividends may be subject to backup withholding).

In general, the Code defines (1) “short-term capital gain dividends” as distributions of net short-term capital gains in excess of net long-term capital losses and (2) “interest-related dividends” as distributions from U.S. source interest income of types similar to those not subject to U.S. federal income tax if earned directly by an individual foreign shareholder, in each case to the extent such distributions are properly reported as such by a Fund in a written notice to shareholders.

The exceptions to withholding for Capital Gain Dividends and short-term capital gain dividends do not apply to (A) distributions to an individual foreign shareholder who is present in the United States for a period or periods aggregating 183 days or more during the year of the distribution and (B) distributions attributable to gain that is treated as effectively connected with the conduct by the foreign shareholder of a trade or business within the United States under special rules regarding the disposition of U.S. real property interests as described below. The exception to withholding for interest-related dividends does not apply to distributions to a foreign shareholder (A) that has not provided a satisfactory statement that the beneficial owner is not a U.S. person, (B) to the extent that the dividend is attributable to certain interest on an obligation if the foreign shareholder is the issuer or is a 10% shareholder of the issuer, (C) that is within certain foreign countries that have inadequate information exchange with the United States, or (D) to the extent the dividend is attributable to interest paid by a person that is a related person of the foreign shareholder and the foreign shareholder is a controlled foreign corporation. If a Fund invests in another underlying RIC that pays such distributions to the Fund, such distributions retain their character as not subject to withholding if properly reported when paid by the Fund to foreign shareholders. A Fund is permitted to report such part of its dividends as are eligible, to be treated as short-term capital gain or interest-related dividends, but is not required to do so. In the case of shares held through an intermediary, the intermediary is permitted to withhold even if a Fund reports all or a portion of a payment as a short-term capital gain or an interest-related dividend to shareholders.

Foreign shareholders should contact their intermediaries regarding the application of these rules to their accounts.

Distributions by a Fund to foreign shareholders other than Capital Gain Dividends, short-term capital gain dividends, interest-related dividends and exempt-interest dividends (e.g., dividends attributable to dividend and foreign source interest income or to short-term capital gains or U.S. source interest income to which the exception from withholding described above does not apply) are generally subject to withholding of U.S. federal income tax at a rate of 30% (or lower applicable treaty rate).

A foreign shareholder is not, in general, subject to U.S. federal income tax on gains (and is not allowed a deduction for losses) realized on the sale of shares of a Fund unless (i) such gain is effectively connected with the conduct by the foreign shareholder of a trade or business within the United States, (ii) in the case of a foreign shareholder that is an individual, the shareholder is present in the United States for a period or periods aggregating 183 days or more during the year of the sale and certain other conditions are met, or (iii) the special rules relating to gain attributable to the sale or exchange of U.S. real property interests (“USRPIs”) apply to the foreign shareholder’s sale of shares of the Fund (as described below).

Subject to certain exceptions (for example, for a fund that is a “United States real property holding corporation” as described below), a Fund is generally not required to withhold on the amount of a non-dividend distribution (i.e., a distribution that is not paid out of the Fund’s current or accumulated earnings and profits for the applicable taxable year) when paid to its foreign shareholders.

Foreign shareholders with respect to whom income from a Fund is effectively connected with a trade or business conducted by the foreign shareholder within the United States will in general be subject to U.S. federal income tax on the income derived from a Fund at the graduated rates applicable to U.S. citizens, residents or domestic corporations, whether such income is received in cash or reinvested in shares of a Fund and, in the case of a foreign corporation, may also be subject to a branch profits tax. If a foreign shareholder is eligible for the benefits of a tax treaty, any effectively connected income or gain will generally be subject to U.S. federal income tax on a net basis only if it is also attributable to a permanent establishment maintained by the shareholder in the United States. More generally, foreign shareholders who are residents in a country with an income tax treaty with the United States may obtain different tax results than those described herein, and are urged to consult their tax advisers.

Special rules would apply if a Fund were a qualified investment entity (“QIE”) because it is either a U.S. real property holding corporation (“USRPHC”) or would be a USRPHC but for the operation of certain exceptions to the definition of USRPIs described below. Very generally, a USRPHC is a domestic corporation that holds USRPIs the fair market value of which equals or exceeds 50% of the sum of the fair market values of the corporation’s USRPIs, interests in real property located outside the United States, and other trade or business assets. USRPIs are generally defined as any interest in U.S. real property and any interest (other than solely as a creditor) in a USRPHC or, very generally, an entity that has been a USRPHC in the last five years (a “former USRPHC”). A Fund that holds, directly or indirectly, significant interests in REITs may be a USRPHC. Interests in domestically controlled QIEs, including REITs and RICs that are QIEs, not-greater-than-10% interests in publicly traded classes of stock in REITs and not-greater-than-5% interests in publicly traded classes of stock in RICs generally are not USRPIs, but these exceptions do not apply for purposes of determining whether a Fund is a QIE.

If an interest in the Fund were a USRPI, the Fund would be required to withhold U.S. tax on the proceeds of a share redemption by a greater-than-5% foreign shareholder, in which case such foreign shareholder generally would also be required to file U.S. tax returns and pay any additional taxes due in connection with the redemption.

Moreover, if the Fund were a USRPHC or, very generally, had been one in the last five years, it would be required to withhold on amounts distributed to a greater-than-5% foreign shareholder to the extent such amounts would not be treated as a dividend, i.e., are in excess of the Fund’s current and accumulated earnings and profits for the applicable taxable year. Such withholding generally is not required if the Fund is a domestically controlled QIE.

If a Fund were a QIE, under a special “look-through” rule, any distributions by a Fund to a foreign shareholder (including, in certain cases, distributions made by the Fund in redemption of its shares) attributable directly or indirectly to (i) distributions received by the Fund from a lower-tier RIC or REIT that the Fund is required to treat as USRPI gain in its hands and (ii) gains realized on the disposition of USRPIs by the Fund would retain their character as gains realized from USRPIs in the hands of the Fund’s foreign shareholder and would be subject to U.S. tax withholding. In addition, such distributions could result in the foreign shareholder being required to file a U.S. tax return and pay tax on the distributions at regular U.S. federal income tax rates. The consequences to a foreign shareholder, including the rate of such withholding and character of such distributions (for example, as ordinary income or USRPI gain), would vary depending upon the extent of the foreign shareholder’s current and past ownership of the Fund.

Foreign shareholders of a Fund also may be subject to “wash sale” rules to prevent the avoidance of the tax-filing and -payment obligations discussed above through the sale and repurchase of Fund shares.

Foreign shareholders should consult their tax advisers and, if holding shares through intermediaries, their intermediaries, concerning the application of these rules to their investment in a Fund.

In order to qualify for any exemptions from withholding described above or for lower withholding tax rates under income tax treaties, or to establish an exemption from backup withholding, a foreign shareholder must comply with special certification and filing requirements relating to its non-U.S. status (including, in general, furnishing an IRS Form W-8BEN, W-8BEN-E or substitute form). Foreign shareholders should consult their tax advisers in this regard.

Special rules (including withholding and reporting requirements) apply to foreign partnerships and those holding Fund shares through foreign partnerships. Additional considerations may apply to foreign trusts and estates. Investors holding Fund shares through foreign entities should consult their tax advisers about their particular situation.

A foreign shareholder may be subject to state and local tax and to the U.S. federal estate tax in addition to the U.S. federal income tax referred to above.

Shareholder Reporting Obligations With Respect to Foreign Bank and Financial Accounts.

Shareholders that are U.S. persons and own, directly or indirectly, more than 50% of a Fund by vote or value could be required to report annually their financial interest in the Fund’s foreign financial accounts, if any, on FinCEN Form 114, Report of Foreign Bank and Financial Accounts. Shareholders should consult a tax adviser, or if holding shares through an intermediary, their intermediary, regarding the applicability to them of this reporting requirement.

Other Reporting and Withholding Requirements.

Sections 1471-1474 of the Code and the U.S. Treasury and IRS guidance issued thereunder (collectively, “FATCA”) generally require a Fund to obtain information sufficient to identify the status of each of its shareholders under FATCA or under an applicable intergovernmental agreement (an “IGA”) between the United States and a foreign government. If a shareholder fails to provide this information or otherwise fails to comply with FATCA or an IGA, a Fund may be required to withhold under FATCA at a rate of 30% with respect to that shareholder on ordinary dividends it pays. The IRS and the U.S. Treasury have issued proposed regulations providing that these withholding rules will not be applicable to the gross proceeds of share redemptions or Capital Gain Dividends the Fund pays. If a payment by a Fund is subject to FATCA withholding, the Fund is required to withhold even if such payment would otherwise be exempt from withholding under the rules applicable to foreign shareholders described above (e.g., short-term capital gain dividends and interest-related dividends).

Each prospective investor is urged to consult its tax adviser regarding the applicability of FATCA and any other reporting requirements with respect to the prospective investor’s own situation, including investments through an intermediary.

General Considerations.

The U.S. federal income tax discussion set forth above is for general information only. Prospective investors should consult their tax advisers regarding the specific federal tax consequences of purchasing, holding, and disposing of shares of a Fund, as well as the effects of state, local, foreign, and other tax law and any proposed tax law changes.

SHARES AND VOTING RIGHTS

Shares of each class of a Fund represent an equal proportionate share in the assets, liabilities, income and expenses of that class of the Fund. All shares issued will be fully paid and non-assessable and will have no preemptive rights. Each whole share will be entitled to one vote as to any matter on which it is entitled to vote and each fractional share shall be entitled to a proportionate fractional vote. As a Delaware statutory trust, the Trust is not required to hold an annual shareholder meeting in any year in which the selection of trustees is not required to be acted on under the 1940 Act. Shareholder approval will be sought only for certain changes in the operations of a Fund and for the election of trustees under certain circumstances. Any Trustees of the Trust may be removed with or without cause at any meeting of the shareholders of the Trust by a vote of shareholders owning at least a majority of the outstanding shares or by written instrument, signed by a majority of the number of Trustees prior to such removal. There shall be no cumulative voting in the election of Trustees. Generally, all shareholders of a Fund will vote together with all other shareholders of the Funds in the Trust and with all shareholders of all other funds that the Trust may form in the future on all matters affecting the Trust, including the election or removal of trustees, except when required by the 1940 Act or when the Trustees shall have determined that the matter affects one or more Funds or classes of shares materially differently, shares will be voted by an individual Fund or class; and when the Trustees have determined that the matter affects only the interests of one or more Funds or classes, only shareholders of such Funds or classes shall be entitled to vote.

TRANSFER AGENT

U.S. Bancorp Fund Services, LLC, P.O. Box 701, Milwaukee, Wisconsin 53201, serves as transfer agent for the Trust.

CUSTODIANS

U.S. Bank National Association, 1555 N. RiverCenter Drive, Suite 302, Milwaukee, Wisconsin 53212, serves as custodian for each of the Funds other than DoubleLine Emerging Markets Local Currency Bond Fund and is responsible for maintaining custody of each of those Funds’ cash and investments. State Street Bank and Trust Company, 1 Iron Street, Boston, Massachusetts 02210 and U.S. Bank National Association (together with State Street Bank and Trust Company, the “Custodians”), 1555 N. River Center Drive, Suite 302, Milwaukee, Wisconsin 53212, serve as custodians for DoubleLine Emerging Markets Local Currency Bond Fund and are responsible for maintaining custody of that Fund’s cash and investments. Pursuant to the terms of the Custody Agreements between the Trust and the Custodians, the Custodians may delegate certain of their responsibilities, including their responsibility to establish and maintain arrangements with foreign custodians, to a sub-custodian. Subject to their oversight, the Custodians have delegated to Bank of New York Mellon primary responsibility to review, establish, and monitor the Funds’ foreign custody arrangements. Certain brokers may be engaged as futures commission merchants by the Funds from time to time and could be deemed to have custody over a Fund’s assets.

LEGAL COUNSEL

Ropes & Gray LLP, 800 Boylston Street, Boston, Massachusetts 02199, serves as legal counsel to the Trust.

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM AND FINANCIAL STATEMENTS

PricewaterhouseCoopers LLP, 601 S. Figueroa Street, Suite 900, Los Angeles, CA, 90017, the independent registered public accounting firm is responsible for conducting the annual audit of the financial statements of the Funds. The selection of the independent registered public accounting firm is approved annually by the Board of Trustees.

The audited financial statements within each Fund’s report to shareholders for the fiscal year ended March 31, 2022, the notes thereto, and the reports of PricewaterhouseCoopers LLP thereon, are incorporated herein by reference to the Trust’s annual report to shareholders, which was filed with the SEC on Form N-CSR on June 3, 2022 (Accession Number: 0001193125-22-166940).

DISCLAIMERS

Shiller Barclays CAPE® Index Disclaimers

Barclays Capital Inc. and its affiliates (“Barclays”) is not the issuer, sponsor or promoter of Shiller Enhanced CAPE® or Shiller Enhanced International CAPE® (together, in this paragraph, the “Funds”) and Barclays has no responsibilities, obligations or duties to investors in the Funds. The Shiller Barclays CAPE® US Sector TR USD Index and Shiller Barclays CAPE® Europe Sector Net TR NoC USD Index (each an “Index” and together the “Indices”) consist of the respective trademarks of Barclays Bank PLC and trademarks owned by or licensed to RSBB-I, LLC and Barclays Bank PLC and that are licensed for use by DoubleLine Funds Trust as the Issuer of the Funds. Barclays’ only relationship with the Issuer in respect of the Indices is the licensing of these trademarks and the Indices which are determined, composed and calculated by Barclays without regard to the Issuer or the Funds or the owners of the Funds. Additionally, DoubleLine Capital LP may for the Funds execute transaction(s) with Barclays in or relating to the Funds’ respective Index in connection with which investors of one of the Funds acquire shares of their respective Fund from DoubleLine Funds Trust and investors neither acquire any interest in that Fund’s respective Index nor enter into any relationship of any kind whatsoever with Barclays upon making an investment in that Fund. The Funds are not sponsored, endorsed, sold or promoted by Barclays. Barclays does not make any representation or warranty, express or implied regarding the advisability of investing in the Funds or the advisability of investing in securities generally or the ability of the Indices to track corresponding or relative market performance. Barclays has not passed on the legality or suitability of the Funds’ names or the Indices with respect to any person or entity. Barclays is not responsible for and has not participated in the determination of the timing of, prices of, or quantities of the shares of the Funds to be issued. Barclays has no obligation to take the needs of the Issuer or the owners of the Funds or any other third party into consideration in determining, composing or calculating the Indices. Barclays has no obligation or liability in connection with administration, marketing or trading of the Funds. The licensing agreement between DoubleLine Funds Trust and Barclays is solely for the benefit of the Funds and Barclays and not for the benefit of the owners of the Funds, investors or other third parties.

BARCLAYS SHALL HAVE NO LIABILITY TO THE ISSUER, INVESTORS OR TO OTHER THIRD PARTIES FOR THE USE OF THE SHILLER ENHANCED CAPE® AND SHILLER ENHANCED INTERNATIONAL CAPE® NAMES, OR THE QUALITY, ACCURACY AND/OR COMPLETENESS OF THE SHILLER BARCLAYS CAPE® US SECTOR TR USD INDEX OR SHILLER BARCLAYS CAPE® EUROPE SECTOR NET TR NOC USD INDEX OR ANY DATA INCLUDED THEREIN OR FOR INTERRUPTIONS IN THE DELIVERY OF THE SHILLER BARCLAYS CAPE® US SECTOR TR USD INDEX OR SHILLER BARCLAYS CAPE® EUROPE SECTOR NET TR NOC USD INDEX. BARCLAYS MAKES NO WARRANTY, EXPRESS OR IMPLIED, AS TO RESULTS TO BE OBTAINED BY THE ISSUER, THE INVESTORS OR ANY OTHER PERSON OR ENTITY FROM THE USE OF THE SHILLER BARCLAYS CAPE® US SECTOR TR USD INDEX OR SHILLER BARCLAYS CAPE® EUROPE SECTOR NET TR NOC USD INDEX OR ANY DATA INCLUDED THEREIN. BARCLAYS MAKES NO EXPRESS OR IMPLIED WARRANTIES, AND HEREBY EXPRESSLY DISCLAIMS ALL WARRANTIES OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE OR USE WITH RESPECT TO SHILLER ENHANCED CAPE® AND SHILLER ENHANCED INTERNATIONAL CAPE® NAMES, THE SHILLER BARCLAYS CAPE® US SECTOR TR USD INDEX OR SHILLER BARCLAYS CAPE® EUROPE SECTOR NET TR NOC USD INDEX OR ANY DATA INCLUDED THEREIN. BARCLAYS RESERVES THE RIGHT TO CHANGE THE METHODS OF CALCULATION OR PUBLICATION, OR TO CEASE THE CALCULATION OR PUBLICATION OF THE SHILLER BARCLAYS CAPE® US SECTOR TR USD INDEX AND SHILLER BARCLAYS CAPE® EUROPE SECTOR NET TR NOC USD INDEX, AND BARCLAYS SHALL NOT BE LIABLE FOR ANY MISCALCULATION OF OR ANY INCORRECT, DELAYED OR INTERRUPTED PUBLICATION WITH RESPECT TO ANY OF THE SHILLER BARCLAYS CAPE® US SECTOR TR USD INDEX AND SHILLER BARCLAYS CAPE® EUROPE SECTOR NET TR NOC USD INDEX. BARCLAYS SHALL NOT BE LIABLE FOR ANY DAMAGES, INCLUDING, WITHOUT LIMITATION, ANY SPECIAL, INDIRECT OR CONSEQUENTIAL DAMAGES, OR ANY LOST PROFITS AND EVEN IF ADVISED OF THE POSSIBILITY OF SUCH, RESULTING FROM THE USE OF THE SHILLER BARCLAYS CAPE® US SECTOR TR USD INDEX OR SHILLER BARCLAYS CAPE® EUROPE SECTOR NET TR NOC USD INDEX OR ANY DATA INCLUDED THEREIN OR WITH RESPECT TO THE SHILLER ENHANCED CAPE® OR SHILLER ENHANCED INTERNATIONAL CAPE®.

None of the information supplied by Barclays Bank PLC and used in this publication may be reproduced in any manner without the prior written permission of Barclays Capital, the investment banking division of Barclays Bank PLC. Barclays Bank PLC is registered in England No. 1026167. Registered office 1 Churchill Place London E14 5HP.

THE SHILLER BARCLAYS CAPE® US INDEX FAMILY AND SHILLER BARCLAYS CAPE® EUROPE INDEX FAMILY HAVE BEEN DEVELOPED IN PART BY RSBB-I, LLC, THE RESEARCH PRINCIPAL OF WHICH IS ROBERT J. SHILLER. RSBB-I, LLC IS NOT AN INVESTMENT ADVISER AND DOES NOT GUARANTEE THE ACCURACY AND COMPLETENESS OF THE SHILLER BARCLAYS CAPE® US INDEX FAMILY OR THE SHILLER BARCLAYS CAPE® EUROPE INDEX FAMILY OR ANY DATA OR METHODOLOGY EITHER INCLUDED THEREIN OR UPON WHICH THEY ARE BASED. RSBB-I, LLC SHALL HAVE NO LIABILITY FOR ANY ERRORS, OMISSIONS OR INTERRUPTIONS

THEREIN AND MAKES NO WARRANTIES EXPRESSED OR IMPLIED, AS TO THE PERFORMANCE OR RESULTS EXPERIENCED BY ANY PARTY FROM THE USE OF ANY INFORMATION INCLUDED THEREIN OR UPON WHICH IT IS BASED, AND EXPRESSLY DISCLAIMS ALL WARRANTIES OF THE MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE WITH RESPECT THERETO, AND SHALL NOT BE LIABLE FOR ANY CLAIMS OR LOSSES OF ANY NATURE IN CONNECTION WITH THE USE OF SUCH INFORMATION, INCLUDING BUT NOT LIMITED TO, LOST PROFITS OR PUNITIVE OR CONSEQUENTIAL DAMAGES EVEN IF RSBB-I, LLC IS ADVISED OF THE POSSIBILITY OF SAME.

Morgan Stanley Index Disclaimers

NOTHING IN THE FOLLOWING DISCLAIMER IS INTENDED TO MODIFY THE OBLIGATIONS OF ANY MORGAN STANLEY AFFILIATE, INCLUDING WITHOUT LIMITATION, MORGAN STANLEY SMITH BARNEY LLC (“MSSB”), UNDER ANY APPLICABLE AGREEMENT BETWEEN ANY SUCH AFFILIATE AND ITS RESPECTIVE CLIENTS WHO PURCHASE FUND SHARES THROUGH SUCH AFFILIATE.

THIS FUND IS NOT SPONSORED, ENDORSED, SOLD OR PROMOTED BY MORGAN STANLEY, CAPITAL GROUP INC. (“MORGAN STANLEY”). NEITHER MORGAN STANLEY NOR ANY OF ITS OR ITS AFFILIATES’ AGENTS (INCLUDING CALCULATION AGENTS), DATA PROVIDERS (WHICH FOR PURPOSES OF THIS DISCLAIMER INCLUDES WITHOUT LIMITATION ICE DATA, LLP, CHICAGO MERCANTILE EXCHANGE INC, AND THE LONDON METAL EXCHANGE) OR ANY THIRD PARTY PROVIDING SERVICES IN CONNECTION WITH THE INDEX MAKES ANY REPRESENTATION OR WARRANTY, EXPRESS OR IMPLIED, REGARDING THE ADVISABILITY OF INVESTING IN THIS FUND OR THE ABILITY OF THE MORGAN STANLEY BFMCISM (THE “INDEX”) TO TRACK MARKET PERFORMANCE. THE INDEX IS THE EXCLUSIVE PROPERTY OF MORGAN STANLEY, MORGAN STANLEY AND THE INDEX ARE SERVICE MARKS OF MORGAN STANLEY AND/OR A MORGAN STANLEY AFFILIATE AND HAVE BEEN LICENSED TO DOUBLELINE ALTERNATIVES LP FOR USE FOR CERTAIN PURPOSES BY DOUBLELINE ALTERNATIVES LP (“LICENSEE”). MORGAN STANLEY HAS NO OBLIGATION TO TAKE THE NEEDS OF THE LICENSEE, ISSUER OR OWNERS OF THIS FUND INTO CONSIDERATION IN DETERMINING, COMPOSING OR CALCULATING THE INDEX. NEITHER MORGAN STANLEY NOR ANY OF ITS OR ITS AFFILIATES’ AGENTS (INCLUDING CALCULATION AGENTS), DATA PROVIDERS OR ANY THIRD PARTY PROVIDING SERVICES IN CONNECTION WITH THE INDEX IS RESPONSIBLE FOR AND HAS NOT PARTICIPATED IN THE DETERMINATION OF THE TIMING OF, PRICES AT OR QUANTITIES OF THIS FUND OR ITS ASSETS OR IN THE DETERMINATION OR CALCULATION OF THE EQUATION BY WHICH THIS FUND IS REDEEMABLE. NEITHER MORGAN STANLEY NOR ANY OF ITS AFFILIATES’ AGENTS (INCLUDING CALCULATION AGENTS), DATA PROVIDERS OR ANY THIRD PARTY PROVIDING SERVICES IN CONNECTION WITH THE INDEX HAS OR WILL HAVE ANY OBLIGATION OR LIABILITY TO OWNERS OF THIS FUND IN CONNECTION WITH THE ADMINSTRATION, MARKETING OR TRADING OF THIS FUND.

ALTHOUGH MORGAN STANLEY OR ITS AGENTS OR SERVICE PROVIDERS SHALL OBTAIN INFORMATION FOR INCLUSION IN OR FOR USE IN THE CALCULATION OF THE INDEX FROM SOURCES WHICH MORGAN STANLEY CONSIDERS RELIABLE, NEITHER MORGAN STANLEY NOR ANY OF ITS AFFILIATES’ AGENTS (INCLUDING CALCULATION AGENTS), DATA PROVIDERS OR ANY THIRD PARTY PROVIDING SERVICES IN CONNECTION WITH THE INDEX GUARANTEES THE ACCURACY AND/OR THE COMPLETENESS OF THE INDEX OR ANY OTHER DATA INCLUDED THEREIN, NEITHER MORGAN STANLEY NOR ANY OF ITS AFFILIATES’ AGENTS (INCLUDING CALCULATION AGENTS), DATA PROVIDERS OR ANY THIRD PARTY PROVIDING SERVICES IN CONNECTION WITH THE INDEX MAKES ANY WARRANTY, EXPRESS OR IMPLIED, AS TO RESULTS TO BE OBTAINED BY LICENSEE, LICENSEE’S CUSTOMERS AND COUNTERPARTIES, OWNERS OF OR INVESTORS IN THE FUND, OR MAY OTHER PERSON OR ENTITY FROM THE USE OF THE INDEX OR ANY DATA INCLUDED THEREIN IN CONNECTION WITH THE RIGHTS LICENSED HEREUNDER OR FOR ANY OTHER USE. NEITHER MORGAN STANLEY NOR ANY OF ITS AFFILIATES’ AGENTS (INCLUDING CALCULATION AGENTS), DATA PROVIDERS OR ANY THIRD PARTY PROVIDING SERVICES IN CONNECTION WITH THE INDEX MAKES ANY EXPRESS OR IMPLIED WARRANTIES, AND DO HEREBY EXPESSLY DISCLAIM ALL WARRANTIES OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE WITH RESPECT TO THE INDEX OR ANY DATA INCLUDED THEREIN. WITHOUT LIMITING ANY OF THE FOREGOING, IN NO EVENT SHALL MORGAN STANLEY OR ANY AGENT OF MORGAN STANLEY OR ANY MORGAN STANLEY AFFILIATE (INCLUDING CALCULATION AGENTS), DATA PROVIDERS OR ANY THIRD PARTY PROVIDING SERVICES IN CONNECTION WITH THE INDEX HAVE ANY LIABILITY FOR ANY DIRECT, INDIRECT, SPECIAL, PUNITIVE, CONSEQUENTIAL OR ANY OTHER DAMAGES (INCLUDING LOST PROFITS) EVEN IF NOTIFIED OF THE POSSIBILTY OF SUCH DAMAGES.

NO PURCHASER, SELLER, OR HOLDER OF THIS SECURITY, OR ANY OTHER PERSON OR ENTITY, SHOULD USE OR REFER TO ANY MORGAN STANLEY TRADE NAME, TRADEMARK OR SERVICE MARK TO SPONSOR, ENDORSE, MARKET, OR PROMOTE THIS PRODUCT WITHOUT FIRST CONTACTING MORGAN STANLEY TO DETERMINE WHETHER MORGAN STANLEY’S PERMISSION IS REQUIRED. UNDER NO CIRCUMSTANCES

MAY ANY PERSON OR ENTITY CLAIM ANY AFFILIATION WITH MORGAN STANLEY WITHOUT THE PRIOR WRITTEN PERMISSION OF MORGAN STANLEY.

As part of the license agreements related to the use of the DigitalBridge Fundamental US Real Estate Index, the Real Estate and Income Fund is required to include the following disclaimers in this SAI. The following disclaimers have been provided by DigitalBridge, Inc. and Barclays Bank PLC, respectively. Neither the Real Estate and Income Fund nor the Adviser has verified the information in these disclaimers and both the Fund and the Adviser disclaim responsibility for the content of these disclaimers.

DigitalBridge Group, Inc.

The DigitalBridge Fundamental US Real Estate Index (the “Index”) has been licensed by Barclays for use by DoubleLine Alternatives LP. DigitalBridge is a registered trademark of DigitalBridge Operating Company, LLC or its affiliates and has been sub-licensed for use for certain purposes by DoubleLine Alternatives LP. DoubleLine Real Estate and Income Fund (the “Fund”) is not sponsored, endorsed, sold, or promoted by DigitalBridge Operating Company, LLC or any of its affiliates. Neither DigitalBridge Operating Company, LLC nor any of its affiliates make any representation or warranty, express or implied, to the owners of the Fund or any member of the public regarding the advisability of investing in securities generally or in the Fund particularly or the ability of the Index to track market performance. DigitalBridge Operating Company, LLC and its affiliates’ only relationship to DoubleLine Alternatives LP with respect to the Index is through the sublicensing of certain rules incorporated in the Index and certain trademarks, service marks, and/or trade names owned by DigitalBridge Operating Company, LLC, and its affiliates through Barclays and/or its affiliates to DoubleLine Alternatives LP. The Index is not determined, composed, or calculated by DigitalBridge Operating Company, LLC. Neither DigitalBridge Operating Company, LLC nor its affiliates are responsible for and have not participated in the determination of the prices or amount of shares of the Fund or the timing of the issuance or sale of shares of the Fund or in the determination or calculation of the equation by which shares of the Fund are to be converted into cash, surrendered, or redeemed, as the case may be. DigitalBridge Operating Company, LLC and its affiliates have no obligation or liability in connection with the administration, marketing, or trading of the Fund. There is no assurance that investment products based on the Index shall accurately track index performance or provide positive investment returns. DigitalBridge Operating Company, LLC and its affiliates are not investment advisors with respect to investors in the Fund. Inclusion of a security within an index is not a recommendation by DigitalBridge Operating Company, LLC or its affiliates to buy, sell, or hold such security, nor is it considered to be investment advice.

NEITHER DIGITALBRIDGE OPERATING COMPANY, LLC NOR ITS AFFILIATES GUARANTEE THE ADEQUACY, ACCURACY, TIMELINESS, AND/OR COMPLETENESS OF THE INDEX, ANY DATA RELATED THERETO, OR ANY COMMUNICATIONS, INCLUDING BUT NOT LIMITED TO, ORAL, WRITTEN, OR ELECTRONIC COMMUNICATIONS WITH RESPECT THERETO AND LICENSOR AND ITS AFFILIATES SHALL NOT BE SUBJECT TO ANY DAMAGES OR LIABILITY FOR ANY ERRORS, OMISSIONS, OR DELAYS THEREIN. DIGITALBRIDGE OPERATING COMPANY, LLC AND ITS AFFILIATES MAKE NO EXPRESS OR IMPLIED WARRANTIES, AND EXPRESSLY DISCLAIM ALL WARRANTIES OF MERCHANTABILITY, FITNESS FOR A PARTICULAR PURPOSE, OR USE, OR AS TO RESULTS TO BE OBTAINED BY DOUBLELINE ALTERNATIVES LP, INVESTORS IN THE FUND, OR ANY OTHER PERSON OR ENTITY FROM THE USE OF THE INDEX OR WITH RESPECT TO ANY DATA RELATED THERETO. WITHOUT LIMITING ANY OF THE FOREGOING, IN NO EVENT WHATSOEVER SHALL LICENSOR OR ITS AFFILIATES BE LIABLE, WHETHER IN CONTRACT, TORT, STRICT LIABILITY, OR OTHERWISE, FOR ANY INDIRECT, SPECIAL, INCIDENTAL, PUNITIVE, OR CONSEQUENTIAL DAMAGES OR FOR LOSS OF PROFITS, TRADING LOSSES, LOST TIME, OR GOODWILL, EVEN IF THEY HAVE BEEN ADVISED OF THE POSSIBILITY OF SUCH DAMAGES.

Barclays Bank PLC

©Barclays Bank PLC, its wholly-owned subsidiary ©Barclays Capital Inc. or an affiliate (collectively “Barclays”) owns the intellectual property and licensing rights in and to the DigitalBridge Fundamental US Real Estate Index (the “Index”) and either entity may act as licensor of the Index. All rights reserved.

Neither Barclays nor the Index Sponsor, as defined below, make any representation or warranty, express or implied, to DoubleLine Real Estate and Income Fund (the “Fund”) or any member of the public regarding the advisability of investing in transactions generally or other instruments or related derivatives or in the Index particularly or the ability of the Barclays indices, including without limitation, the Index, to track the performance of any market or underlying assets or data. Neither Barclays nor the Index Sponsor has any obligation to take the needs of the Fund into consideration in determining, composing or calculating the Index.

Barclays’ indices are administered, calculated and published by the Index Sponsor. The Index Sponsor role is performed by Barclays Index Administration (“BINDA”), a distinct function within the Investment Bank of Barclays Bank PLC. As the administrator of the Barclays family of indices, BINDA operates independently from Barclays Investment Bank’s sales, trading, structuring and banking departments. Notwithstanding the foregoing, potential conflicts of interest may exist where: (i) Barclays acts in multiple capacities with respect to a particular Barclays index, including but not limited to functioning as index sponsor, index administrator, calculation agent, licensing agent, and/or publisher; (ii) sales, trading or structuring desks in Barclays Investment Bank launch products linked to the performance of a Barclays index, which are typically hedged by Barclays’ trading desks. In hedging an index, a trading desk may purchase or sell constituents of that index. These purchases or sales may affect the prices of the index constituents which could in turn affect the level of that index; and (iii) Barclays may use price contributions from trading desks in Barclays Investment Bank as a pricing source for a Barclays index. Barclays has in place policies and governance procedures (including separation of reporting lines) that are designed to avoid or otherwise appropriately manage such conflicts of interest and ensure the independence of BINDA and the integrity of Barclays indices. Where permitted and subject to appropriate restrictions, BINDA personnel regularly interact with trading and structuring desk personnel in Barclays Investment Bank regarding current market conditions and prices although decisions made by BINDA are independent and not influenced by trading and structuring desk personnel. Additional information about Barclays indices together with copies of the BINDA IOSCO Compliance Statement and Control Framework are available at: https://indices.barclays/IM/21/en/indices/static/aboutbinda.app.

The Index Sponsor is under no obligation to continue the calculation, publication and dissemination of the Index or the level of the Index. While the Index Sponsor currently employs the methodology ascribed to the Index (and application of such methodology shall be conclusive and binding), no assurance can be given that market, regulatory, juridical, financial, fiscal or other circumstances (including, but not limited to, any changes to or any suspension or termination of or any other events affecting any constituent within the Index) will not arise that would, in the view of the Index Sponsor, necessitate an adjustment, modification or change of such methodology. In certain circumstances, the Index Sponsor may suspend or terminate the Index.

BARCLAYS AND THE INDEX SPONSOR DO NOT GUARANTEE, AND SHALL HAVE NO LIABILITY TO THE PURCHASERS OR TRADERS, AS THE CASE MAY BE, OF THE FUND OR TO THIRD PARTIES FOR, THE QUALITY, ACCURACY AND/OR COMPLETENESS OF THE BARCLAYS INDICES, OR ANY DATA INCLUDED THEREIN, OR FOR INTERRUPTIONS IN THE DELIVERY OF THE BARCLAYS INDICES. BARCLAYS AND THE INDEX SPONSOR MAKE NO EXPRESS OR IMPLIED WARRANTIES, AND HEREBY EXPRESSLY DISCLAIM ALL WARRANTIES OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE OR USE WITH RESPECT TO THE BARCLAYS INDICES, INCLUDING WITHOUT LIMITATION, THE INDEX, OR ANY DATA INCLUDED THEREIN. WITHOUT LIMITING ANY OF THE FOREGOING, IN NO EVENT SHALL BARCLAYS OR THE INDEX SPONSOR HAVE ANY LIABILITY FOR ANY SPECIAL, PUNITIVE, INDIRECT, OR CONSEQUENTIAL DAMAGES (INCLUDING LOST PROFITS), EVEN IF NOTIFIED OF THE POSSIBILITY OF SUCH DAMAGES SAVE TO THE EXTENT THAT SUCH EXCLUSION OF LIABILITY IS PROHIBITED BY LAW.

BNP Multi-Asset Trend Index

BNP Paribas, the Index Sponsor and the Index Calculation Agent shall not be held liable for any modification or change in the methodology used in calculating the index or any index components thereof (the “BNP Paribas Indices”). The Index Sponsor and the Index Calculation Agent are under no obligation to continue the calculation, publication or dissemination of the BNP Paribas Indices and shall not be held liable for any suspension or interruption in the calculation of any BNP Paribas Indices. The Index Sponsor and the Index Calculation Agent decline any liability in connection with the level of any BNP Paribas Index at any given time. None of BNP Paribas, the Index Sponsor, the Index Calculation Agent nor any of their affiliates shall be held liable for any loss whatsoever, directly or indirectly related to any BNP Paribas Index.

BNP Paribas, the Index Sponsor and the Index Calculation Agent do not guarantee the accuracy or completeness of the methodology or rules of the BNP Paribas Indices (the “BNP Paribas Index Rules”) or the calculation methods, any errors or omissions in computing or disseminating the BNP Paribas Indices, or for any use thereof, and the Index Sponsor and the Index Calculation Agent shall have no liability for any errors or omissions therein.

The BNP Paribas Index Rules are based on certain assumptions, certain pricing models and calculation methods adopted by the Index Sponsor and have certain inherent limitations. Information prepared on the basis of different models, calculation methods or assumptions may yield different results. Numerous factors may affect the analysis, which may or may not be taken into account. Therefore, the analysis of information may vary significantly from analysis obtained from other sources or market participants.

BNP Paribas, the Index Sponsor and Index Calculation Agent do not make any representation whatsoever, either as to the results to be obtained from the use of the BNP Paribas Indices, the levels of any BNP Paribas Index at any time or any use of any Index Component or the price, level or rate of any Index Component at any time.

The market data used to calculate the level of any BNP Paribas Index may be furnished by third party sources and is believed to be reliable; however, BNP Paribas, the Index Sponsor and the Index Calculation Agent make no representation or guarantee with respect to, and are under no obligation to verify, the accuracy and completeness thereof.

APPENDIX A

DESCRIPTION OF S&P GLOBAL RATINGS (“S&P”) AND MOODY’S INVESTORS SERVICE, INC. (“MOODY’S”) RATINGS

S&P

AAA – An obligation rated ‘AAA’ has the highest rating assigned by S&P Global Ratings. The obligor’s capacity to meet its financial commitments on the obligation is extremely strong.

AA – An obligation rated ‘AA’ differs from the highest-rated obligations only to a small degree. The obligor’s capacity to meet its financial commitments on the obligation is very strong.

A – An obligation rated ‘A’ is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher-rated categories. However, the obligor’s capacity to meet its financial commitments on the obligation is still strong.

BBB – An obligation rated ‘BBB’ exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to weaken the obligor’s capacity to meet its financial commitments on the obligation.

BB, B, CCC, CC, and C – Obligations rated ‘BB’, ‘B’, ‘CCC’, ‘CC’, and ‘C’ are regarded as having significant speculative characteristics. ‘BB’ indicates the least degree of speculation and ‘C’ the highest. While such obligations will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major exposure to adverse conditions.

BB – An obligation rated ‘BB’ is less vulnerable to nonpayment than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions that could lead to the obligor’s inadequate capacity to meet its financial commitments on the obligation.

B – An obligation rated ‘B’ is more vulnerable to nonpayment than obligations rated ‘BB’, but the obligor currently has the capacity to meet its financial commitments on the obligation. Adverse business, financial, or economic conditions will likely impair the obligor’s capacity or willingness to meet its financial commitments on the obligation.

CCC – An obligation rated ‘CCC’ is currently vulnerable to nonpayment, and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitments on the obligation. In the event of adverse business, financial, or economic conditions, the obligor is not likely to have the capacity to meet its financial commitments on the obligation.

CC – An obligation rated ‘CC’ is currently highly vulnerable to nonpayment. The ‘CC’ rating is used when a default has not yet occurred, but S&P Global Ratings expects default to be a virtual certainty, regardless of the anticipated time to default.

C – An obligation rated ‘C’ is currently highly vulnerable to nonpayment, and the obligation is expected to have lower relative seniority or lower ultimate recovery compared with obligations that are rated higher.

D – An obligation rated ‘D’ is in default or in breach of an imputed promise. For non-hybrid capital instruments, the ‘D’ rating category is used when payments on an obligation are not made on the date due, unless S&P Global Ratings believes that such payments will be made within the next five business days in the absence of a stated grace period or within the earlier of the stated grace period or the next 30 calendar days. The ‘D’ rating also will be used upon the filing of a bankruptcy petition or the taking of similar action and where default on an obligation is a virtual certainty, for example due to automatic stay provisions. A rating on an obligation is lowered to ‘D’ if it is subject to a distressed debt restructuring.

NR – This indicates that a rating has not been assigned or is no longer assigned.

* Ratings ‘AA’ to ‘CCC’ may be modified by the addition of a plus (+) or minus (-) sign to show relative standing within the rating categories.

Moody’s

Aaa – Obligations rated Aaa are judged to be of the highest quality, subject to the lowest level of credit risk.

Aa – Obligations rated Aa are judged to be of high quality and are subject to very low credit risk.

A – Obligations rated A are judged to be upper-medium grade and are subject to low credit risk.

Baa – Obligations rated Baa are judged to be medium-grade and subject to moderate credit risk and as such may possess certain speculative characteristics.

Ba – Obligations rated Ba are judged to be speculative and are subject to substantial credit risk.

B – Obligations rated B are considered speculative and are subject to high credit risk.

Caa – Obligations rated Caa are judged to be speculative of poor standing and are subject to very high credit risk.

Ca – Obligations rated Ca are highly speculative and are likely in, or very near, default, with some prospect of recovery of principal and interest.

C – Obligations rated C are the lowest rated and are typically in default, with little prospect for recovery of principal or interest.

Note: Moody’s appends numerical modifiers 1, 2, and 3 to each generic rating classification from Aa through Caa. The modifier 1 indicates that the obligation ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates a ranking in the lower end of that generic rating category. Additionally, a “(hyb)” indicator is appended to all ratings of hybrid securities issued by banks, insurers, finance companies, and securities firms.*

* By their terms, hybrid securities allow for the omission of scheduled dividends, interest, or principal payments, which can potentially result in impairment if such an omission occurs. Hybrid securities may also be subject to contractually allowable write-downs of principal that could result in impairment. Together with the hybrid indicator, the long-term obligation rating assigned to a hybrid security is an expression of the relative credit risk associated with that security.

APPENDIX B

Proxy Voting Guidelines

The proxy voting decisions set forth below refer to proposals by company management except for the categories of “Shareholder Proposals” and “Social Issue Proposals.” The voting decisions in these latter two categories refer to proposals by outside shareholders.

Governance

•	For trustee nominees in uncontested elections
•	For management nominees in contested elections
•	For ratifying auditors, except against if the previous auditor was dismissed because of a disagreement with the company or if the fees for non-audit services exceed 51% of total fees
•	For changing the company name
•	For approving other business
•	For adjourning the meeting
•	For technical amendments to the charter and/or bylaws
•	For approving financial statements

Capital Structure

•	For increasing authorized common stock
•	For decreasing authorized common stock
•	For amending authorized common stock
•	For the issuance of common stock, except against if the issued common stock has superior voting rights
•	For approving the issuance or exercise of stock warrants
•	For authorizing preferred stock, except against if the board has unlimited rights to set the terms and conditions of the shares
•	For increasing authorized preferred stock, except against if the board has unlimited rights to set the terms and conditions of the shares

•	For decreasing authorized preferred stock

•	For canceling a class or series of preferred stock

•	For amending preferred stock

•	For issuing or converting preferred stock, except against if the shares have voting rights superior to those of other shareholders

•	For eliminating preemptive rights

•	For creating or restoring preemptive rights

•	Against authorizing dual or multiple classes of common stock

•	For eliminating authorized dual or multiple classes of common stock

•	For amending authorized dual or multiple classes of common stock

•	For increasing authorized shares of one or more classes of dual or multiple classes of common stock, except against if it will allow the company to issue additional shares with superior voting rights

•	For a stock repurchase program

•	For a stock split

•	For a reverse stock split, except against if the company does not intend to proportionally reduce the number of authorized shares

Mergers and Restructuring

•	For merging with or acquiring another company

•	For recapitalization

•	For restructuring the company

•	For bankruptcy restructurings

•	For liquidations

•	For reincorporating in a different state

•	For spinning off certain company operations or divisions

•	For the sale of assets

•	Against eliminating cumulative voting

•	For adopting cumulative voting

Board of Trustees

•	For limiting the liability of trustees

•	For setting the board size

•	For allowing the trustees to fill vacancies on the board without shareholder approval

•	Against giving the board the authority to set the size of the board as needed without shareholder approval

•	For a proposal regarding the removal of trustees, except against if the proposal limits the removal of trustees to cases where there is legal cause

•	For non-technical amendments to the company’s certificate of incorporation, except against if an amendment would have the effect of reducing shareholders’ rights

•	For non-technical amendments to the company’s bylaws, except against if an amendment would have the effect of reducing shareholder’s rights

Anti-Takeover Provisions

•	Against a classified board

•	Against amending a classified board

•	For repealing a classified board

•	Against ratifying or adopting a shareholder rights plan (poison pill)

•	Against redeeming a shareholder rights plan (poison pill)

•	Against eliminating shareholders’ right to call a special meeting

•	Against limiting shareholders’ right to call a special meeting

•	For restoring shareholders’ right to call a special meeting

•	Against eliminating shareholders’ right to act by written consent

•	Against limiting shareholders’ right to act by written consent

•	For restoring shareholders’ right to act by written consent

•	Against establishing a supermajority vote provision to approve a merger or other business combination

•	For amending a supermajority vote provision to approve a merger or other business combination, except against if the amendment would increase the vote required to approve the transaction

•	For eliminating a supermajority vote provision to approve a merger or other business combination

•	Against adopting supermajority vote requirements (lock-ins) to change certain bylaw or charter provisions

•	Against amending supermajority vote requirements (lock-ins) to change certain bylaw or charter provisions

•	For eliminating supermajority vote requirements (lock-ins) to change certain bylaw or charter provisions

•	Against expanding or clarifying the authority of the board of trustees to consider factors other than the interests of shareholders in assessing a takeover bid

•	Against establishing a fair price provision

•	Against amending a fair price provision

•	For repealing a fair price provision

•	For limiting the payment of greenmail

•	Against adopting advance notice requirements

•	For opting out of a state takeover statutory provision

•	Against opt into a state takeover statutory provision

Compensation

•

For adopting a stock incentive plan for employees, except if the plan dilution is more than 5% of outstanding common stock or if the potential dilution from all company plans, including the one proposed, is more than 10% of outstanding common stock

•	For amending a stock incentive plan for employees, except if the minimum potential dilution from all company plans, including the one proposed, is more than 10% of outstanding common stock

•

For adding shares to a stock incentive plan for employees, except if the plan dilution is more than 5% of outstanding common stock or if the potential dilution from all company plans, including the one proposed, is more than 10% of outstanding common stock

•	For limiting per-employee option awards

•	For extending the term of a stock incentive plan for employees

•

For adopting a stock incentive plan for non-employee trustees, except if the plan dilution is more than 5% of outstanding common equity or if the minimum potential dilution from all plans, including the one proposed, is more than 10% of outstanding common equity

•	For amending a stock incentive plan for non-employee trustees, except if the minimum potential dilution from all plans, including the one proposed, is more than 10% of outstanding common equity

•

For adding shares to a stock incentive plan for non-employee trustees, except if the plan dilution is more than 5% of outstanding common equity or if the minimum potential dilution from all plans, including the one proposed, is more than 10% of the outstanding common equity

•	For adopting an employee stock purchase plan, except against if the proposed plan allows employees to purchase stock at prices of less than 85% of the stock’s fair market value

•	For amending an employee stock purchase plan, except against if the proposal allows employees to purchase stock at prices of less than 85% of the stock’s fair market value

•	For adding shares to an employee stock purchase plan, except against if the proposed plan allows employees to purchase stock at prices of less than 85% of the stock’s fair market value

•

For adopting a stock award plan, except if the plan dilution is more than 5% of the outstanding common equity or if the minimum potential dilution from all plans, including the one proposed, is more than 10% of the outstanding common equity

•	For amending a stock award plan, except against if the amendment shortens the vesting requirements or lessens the performance requirements

•

For adding shares to a stock award plan, except if the plan dilution is more than 5% of the outstanding common equity or if the minimum potential dilution from all plans, including the one proposed, is more than 10% of the outstanding common equity

•

For adopting a stock award plan for non-employee trustees, except if the plan dilution is more than 5% of the outstanding common equity or if the minimum potential dilution from all plans, including the one proposed, is more than 10% of the outstanding common equity

•	For amending a stock award plan for non-employee trustees, except if the minimum potential dilution from all plans is more than 10% of the outstanding common equity.

•

For adding shares to a stock award plan for non-employee trustees, except if the plan dilution is more than 5% of the outstanding common equity or if the minimum potential dilution from all plans, including the one proposed, is more than 10% of the outstanding common equity

•	For approving an annual bonus plan

•	For adopting a savings plan

•	For granting a one-time stock option or stock award, except if the plan dilution is more than 5% of the outstanding common equity

•	For adopting a deferred compensation plan

•	For approving a long-term bonus plan

•	For approving an employment agreement or contract

•	For amending a deferred compensation plan

•	For amending an annual bonus plan

•	For reapproving a stock option plan or bonus plan for purposes of OBRA

•	For amending a long-term bonus plan

Shareholder Proposals

•	For requiring shareholder ratification of auditors

•	Against requiring the auditors to attend the annual meeting

•	Against limiting consulting by auditors

•	Against requiring the rotation of auditors

•	Against restoring preemptive rights

•	For asking the company to study sales, spin-offs, or other strategic alternatives

•	For asking the board to adopt confidential voting and independent tabulation of the proxy ballots

•	Against asking the company to refrain from counting abstentions and broker non-votes in vote tabulations

•	Against eliminating the company’s discretion to vote unmarked proxy ballots.

•	For providing equal access to the proxy materials for shareholders

•	Against requiring a majority vote to elect trustees

•	Against requiring the improvement of annual meeting reports

•	Against changing the annual meeting location

•	Against changing the annual meeting date

•	Against asking the board to include more women and minorities as trustees.

•	Against seeking to increase board independence

•	Against limiting the period of time a trustee can serve by establishing a retirement or tenure policy

•	Against requiring minimum stock ownership by trustees

•	Against providing for union or employee representatives on the board of trustees

•	For increasing disclosure regarding the board’s role in the development and monitoring of the company’s long-term strategic plan

•	For creating a nominating committee of the board

•	Against urging the creation of a shareholder committee

•	Against asking that the chairman of the board of trustees be chosen from among the ranks of the non-employee trustees

•	Against asking that a lead trustee be chosen from among the ranks of the non-employee trustees

•	For adopting cumulative voting

•	Against requiring trustees to place a statement of candidacy in the proxy statement

•	Against requiring the nomination of two trustee candidates for each open board seat

•	Against making trustees liable for acts or omissions that constitute a breach of fiduciary care resulting from a trustee’s gross negligence and/or reckless or willful neglect

•	For repealing a classified board

•	Against asking the board to redeem or to allow shareholders to vote on a poison pill shareholder rights plan

•	Against repealing fair price provisions

•	For restoring shareholders’ right to call a special meeting

•	For restoring shareholders’ right to act by written consent

•	For limiting the board’s discretion to issue targeted share placements or requiring shareholder approval before such block placements can be made

•	For seeking to force the company to opt out of a state takeover statutory provision

•	Against reincorporating the company in another state

•	For limiting greenmail payments

•	Against advisory vote on compensation

•	Against restricting executive compensation

•	For enhancing the disclosure of executive compensation

•	Against restricting trustee compensation

•	Against capping executive pay

•	Against calling for trustees to be paid with company stock

•	Against calling for shareholder votes on executive pay

•	Against calling for the termination of trustee retirement plans

•	Against asking management to review, report on, and/or link executive compensation to non-financial criteria, particularly social criteria

•	Against seeking shareholder approval to reprice or replace underwater stock options

•	For banning or calling for a shareholder vote on future golden parachutes

•	Against seeking to award performance-based stock options

•	Against establishing a policy of expensing the costs of all future stock options issued by the company in the company’s annual income statement

•	Against requesting that future executive compensation be determined without regard to any pension fund income

•	Against approving extra benefits under Supplemental Executive Retirement Plans (SERPs)

•	Against requiring option shares to be held

•	For creating a compensation committee

•

Against requiring that the compensation committee hire its own independent compensation consultants-separate from the compensation consultants working with corporate management-to assist with executive compensation issues

•	For increasing the independence of the compensation committee

•	For increasing the independence of the audit committee

•	For increasing the independence of key committees

Social Issue Proposals

•	Against asking the company to develop or report on human rights policies

•	Against asking the company to limit or end operations in Burma

•	For asking management to review operations in Burma

•	For asking management to certify that company operations are free of forced labor

•	Against asking management to implement and/or increase activity on each of the principles of the U.S. Business Principles for Human Rights of Workers in China.

•	Against asking management to develop social, economic, and ethical criteria that the company could use to determine the acceptability of military contracts and to govern the execution of the contracts

•	Against asking management to create a plan of converting the company’s facilities that are dependent on defense contracts toward production for commercial markets

•	Against asking management to report on the company’s government contracts for the development of ballistic missile defense technologies and related space systems

•	Against asking management to report on the company’s foreign military sales or foreign offset activities

•	Against asking management to limit or end nuclear weapons production

•	Against asking management to review nuclear weapons production

•	Against asking the company to establish shareholder-designated contribution programs

•	Against asking the company to limit or end charitable giving

•	For asking the company to increase disclosure of political spending and activities

•	Against asking the company to limit or end political spending

•	For requesting disclosure of company executives’ prior government service

•	Against requesting affirmation of political nonpartisanship

•	For asking management to report on or change tobacco product marketing practices, except against if the proposal calls for action beyond reporting

•	Against severing links with the tobacco industry

•	Against asking the company to review or reduce tobacco harm to health

•	For asking management to review or promote animal welfare, except against if the proposal calls for action beyond reporting

•	For asking the company to report or take action on pharmaceutical drug pricing or distribution, except against if the proposal asks for more than a report

•	Against asking the company to take action on embryo or fetal destruction

•	For asking the company to review or report on nuclear facilities or nuclear waste, except against if the proposal asks for cessation of nuclear-related activities or other action beyond reporting

•

For asking the company to review its reliance on nuclear and fossil fuels, its development or use of solar and wind power, or its energy efficiency, except vote against if the proposal asks for more than a report.

•	Against asking management to endorse the Ceres principles

•

For asking the company to control generation of pollutants, except against if the proposal asks for action beyond reporting or if the company reports its omissions and plans to limit their future growth or if the company reports its omissions and plans to reduce them from established levels

•	For asking the company to report on its environmental impact or plans, except against if management has issued a written statement beyond the legal minimum

•

For asking management to report or take action on climate change, except against if management acknowledges a global warming threat and has issued company policy or if management has issued a statement and committed to targets and timetables or if the company is not a major emitter of greenhouse gases

•

For asking management to report on, label, or restrict sales of bioengineered products, except against if the proposal asks for action beyond reporting or calls for a moratorium on sales of bioengineered products

•	Against asking the company to preserve natural habitat

•	Against asking the company to review its developing country debt and lending criteria and to report to shareholders on its findings

•	Against requesting the company to assess the environmental, public health, human rights, labor rights, or other socioeconomic impacts of its credit decisions

•	For requesting reports and/or reviews of plans and/or policies on fair lending practices, except against if the proposal calls for action beyond reporting

•	Against asking the company to establish committees to consider issues related to facilities closure and relocation of work

•

For asking management to report on the company’s affirmative action policies and programs, including releasing its EEO-1 forms and providing statistical data on specific positions within the company, except against if the company releases its EEO-1 reports

•	Against asking management to drop sexual orientation from EEO policy

•	Against asking management to adopt a sexual orientation non-discrimination policy

•	For asking management to report on or review Mexican operations

•	Against asking management to adopt standards for Mexican operations

•	Against asking management to review or implement the MacBride principles

•	Against asking the company to encourage its contractors and franchisees to implement the MacBride principles

•

For asking management to report on or review its global labor practices or those of its contractors, except against if the company already reports publicly using a recognized standard or if the resolution asks for more than a report

•	Against asking management to adopt, implement, or enforce a global workplace code of conduct based on the International Labor Organization’s core labor conventions

•	For requesting reports on sustainability, except against if the company has already issued a report in GRI format